                                          Registration Nos. 333-141045/811-22024
                                                                    Advantage IV

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 1


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 3


                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A OF
                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                               (Name of Depositor)
                          132 Turnpike Road, Suite 210
                        Southborough, Massachusetts 01772
                            Telephone: (508) 460-2400
               (Address of Depositor's Principal Executive Office)

          Jon-Luc Dupuy, Vice President, Assistant General Counsel and
                         Assistant Corporate Secretary
                 Commonwealth Annuity and Life Insurance Company
                          132 Turnpike Road, Suite 210
                        Southborough, Massachusetts 01772
                            Telephone: (508) 460-2400
               (Name and Address of Agent for Service of Process)


             It is proposed that this filing will become effective:

|_|  immediately upon filing pursuant to paragraph (b) of Rule 485

|X|  on April 30, 2008 pursuant to paragraph (b) of Rule 485

|_|  60 days after filing pursuant to paragraph (a) (1) of Rule 485

|_|  on (date) pursuant to paragraph (a) (1) of Rule 485

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           VARIABLE ANNUITY CONTRACTS

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant has registered an indefinite amount of its securities under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2007 was filed on or before March 30, 2008.

                                 PROSPECTUS FOR
                  FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED
                               ANNUITY CONTRACTS

                            ------------------------

                    COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

                            ------------------------

               COMMONWEALTH ANNUITY ADVANTAGE IV VARIABLE ANNUITY

                                   ISSUED BY

                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

            HOME OFFICE:                  SERVICE CENTER MAILING ADDRESS:
    132 Turnpike Road, Suite 210                 P.O. Box 758550
       Southborough, MA 01772                Topeka, Kansas 66675-8550
           1-866-297-7531                         1-800-457-8803

    This Prospectus describes flexible premium fixed and variable deferred annuity contracts (the "Contract") issued by Commonwealth Annuity and Life Insurance Company ("we" "Company" or "Commonwealth Annuity"). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. This Prospectus describes both Qualified Contracts and Non-Qualified Contracts, and the Contract may be purchased by natural persons, or by trusts or custodial accounts that hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. INVESTING IN THE CONTRACT INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF SOME OR ALL OF YOUR INVESTMENT. REPLACING YOUR EXISTING ANNUITY OR LIFE INSURANCE POLICY WITH THE CONTRACT MAY NOT BE TO YOUR ADVANTAGE. The Contract may be purchased only if the older Owner and Annuitant have not attained age 80.

    THE CONTRACTS ARE NOT INSURED BY THE FDIC. THEY ARE OBLIGATIONS OF THE ISSUING INSURANCE COMPANY AND NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK OR SAVINGS INSTITUTION AND ARE SUBJECT TO RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD READ IT BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. WE HAVE FILED A STATEMENT OF ADDITIONAL INFORMATION ("SAI") WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CURRENT SAI HAS THE SAME DATE AS THIS PROSPECTUS AND IS INCORPORATED BY REFERENCE IN THIS PROSPECTUS. YOU MAY OBTAIN A FREE COPY BY WRITING US AT OUR SERVICE CENTER OR CALLING 1-800-457-8803. A TABLE OF CONTENTS FOR THE SAI APPEARS AT THE END OF THIS PROSPECTUS. YOU MAY ALSO FIND THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    PROSPECTUS DATED APRIL 30, 2008.

    You may allocate Purchase Payments and/or transfer Contract Value to the Fixed Account or to one or more of the variable Investment Options, each of which is a Subaccount of the Commonwealth Annuity Separate Account A. Currently, you may choose among Subaccounts that invest in the following Insurance Funds:

GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
- Goldman Sachs VIT Capital Growth Fund

- Goldman Sachs VIT Core Fixed Income Fund

- Goldman Sachs VIT Equity Index Fund


- Goldman Sachs VIT Government Income Fund


- Goldman Sachs VIT Growth & Income Fund

- Goldman Sachs VIT Growth Opportunities Fund

- Goldman Sachs VIT Money Market Fund

- Goldman Sachs VIT Strategic International Equity Fund
- Goldman Sachs VIT Structured Small Cap Equity Fund

- Goldman Sachs VIT Structured U.S. Equity Fund

AIM VARIABLE INSURANCE FUNDS (SERIES II SHARES)
- AIM V.I. Core Equity Fund

- AIM V.I. Leisure Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)

- AllianceBernstein VPS Intermediate Bond Portfolio


- AllianceBernstein VPS International Value Portfolio
- AllianceBernstein VPS Small Cap Growth Portfolio

- AllianceBernstein VPS Small/Mid Cap Value Portfolio

FRANKLIN TEMPLETON INSURANCE PRODUCTS TRUST (CLASS 2)

- FT VIP Franklin Global Communications Fund

- FT VIP Franklin Income Securities Fund

- FT VIP Franklin Small Cap Value Securities Fund


- FT VIP Mutual Discovery Securities Fund



- FT VIP Mutual Shares Securities Fund


- FT VIP Templeton Global Asset Allocation Fund

- FT VIP Templeton Growth Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)

- Janus Aspen Forty Portfolio


- Janus Aspen Mid Cap Growth Portfolio



- Janus Aspen Mid Cap Value Portfolio


- Janus Aspen Small Company Value Portfolio

OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)

- Oppenheimer Balanced Fund/VA

- Oppenheimer Global Securities Fund/VA

- Oppenheimer Main Street Small Cap Fund-Registered Trademark-/VA

- Oppenheimer Strategic Bond Fund/VA

PIONEER VARIABLE CONTRACTS TRUST (CLASS I)

- Pioneer Growth Opportunities VCT Portfolio

PIONEER VARIABLE CONTRACTS TRUST (CLASS II)

- Pioneer Cullen Value VCT Portfolio

- Pioneer Emerging Markets VCT Portfolio

- Pioneer Mid Cap Value VCT Portfolio

In addition, Qualified Contracts also may choose among Subaccounts that invest in the following Publicly-Available Funds:

    - Goldman Sachs Balanced Strategy Portfolio (Class A)

    - Goldman Sachs Equity Growth Strategy Portfolio (Class A)

    - Goldman Sachs Growth and Income Strategy Portfolio (Class A)

    - Goldman Sachs Growth Strategy Portfolio (Class A)

    - Goldman Sachs International Real Estate Security Fund

    - Goldman Sachs Real Estate Securities Fund (Class A)

    - Goldman Sachs Tollkeeper Fund (Class A)

    Many of the Publicly-Available Funds are also available for direct purchase outside of an annuity or life insurance policy. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Publicly-Available Funds available through us, rather than to information that may be available through alternate sources.

    If you elect the Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider, we will restrict the Investment Options to which you may allocate Purchase Payments and transfer Contract Value. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT")

                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
DEFINITIONS.................................................      6
SUMMARY OF EXPENSES.........................................      9
DISTRIBUTION COSTS..........................................     12
SUMMARY.....................................................     13
COMMONWEALTH ANNUITY, THE SEPARATE ACCOUNT AND THE FUNDS....     16
  Commonwealth Annuity and Life Insurance Company...........     16
  The Separate Account......................................     16
  The Funds.................................................     16
FIXED ACCOUNT...............................................     25
THE CONTRACTS...............................................     26
  A. GENERAL INFORMATION....................................     26
    1. Purchase Payments....................................     26
    2. Free Look Period.....................................     26
    3. Owners, Annuitants, and Beneficiaries................     27
    4. Assignment...........................................     28
  B. THE ACCUMULATION PERIOD................................     28
    1. Application of Purchase Payments.....................     28
    2. Accumulation Unit Value..............................     29
    3. Contract Value.......................................     30
    4. Transfers During The Accumulation Period.............     30
    5. Disruptive Trading...................................     32
    6. Withdrawals and Surrenders During The Accumulation
     Period.................................................     34
    7. Death Benefits.......................................     35
    8. No Withdrawal Charge Rider...........................     39
    9. Guaranteed Lifetime Withdrawal Benefit ("GLWB")
     Rider--GLWB Plus For One and GLWB Plus For Two.........     40
    10. Loans...............................................     65
    11. Telephone and Facsimile Transactions................     67
CONTRACT CHARGES AND EXPENSES...............................     68
  A. ASSET-BASED CHARGES....................................     68
  B. CONTRACT FEE...........................................     69
  C. WITHDRAWAL CHARGE......................................     69
  D. COMMUTATION CHARGE.....................................     75
  E. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES..........     75
  F. STATE PREMIUM TAXES....................................     75
  G. REDUCTION OR ELIMINATION OF CERTAIN CHARGES............     76
THE ANNUITY PERIOD..........................................     77
PAYMENTS TO CONTRACT OWNERS.................................     83
FEDERAL TAX MATTERS.........................................     84
  A. INTRODUCTION...........................................     84
  B. OUR TAX STATUS.........................................     84
  C. TAXATION OF ANNUITIES IN GENERAL.......................     84
  D. QUALIFIED PLANS........................................     88
  E. FEDERAL INCOME TAX WITHHOLDING.........................     91
  F. OTHER TAX ISSUES.......................................     92
  G. SPECIAL TAX CONSIDERATIONS FOR OPTIONAL BENEFITS.......     93
DISTRIBUTION OF CONTRACTS...................................     93

                                                                PAGE
                                                              --------
VOTING RIGHTS...............................................     94
REPORTS TO CONTRACT OWNERS AND INQUIRIES....................     95
DOLLAR COST AVERAGING.......................................     95
AUTOMATIC ASSET REBALANCING.................................     96
SYSTEMATIC WITHDRAWAL PLAN..................................     96
SPECIAL CONSIDERATIONS......................................     97
LEGAL PROCEEDINGS...........................................     97
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION......     97
FINANCIAL STATEMENTS........................................     97
APPENDIX A--COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
  DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND
  SIMPLE IRA DISCLOSURE STATEMENT...........................    A-1
  A. REVOCATION.............................................    A-1
  B. STATUTORY REQUIREMENTS.................................    A-1
  C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE
    IRAS....................................................    A-2
  D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR
    IRAS....................................................    A-3
  E. SEP IRAS...............................................    A-4
  F. SIMPLE IRaS............................................    A-4
  G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAS
    AND SIMPLE IRAs.........................................    A-4
  H. REQUIRED DISTRIBUTIONS FOR IRAS AND SIMPLE IRAs........    A-5
  I. ROTH IRAS..............................................    A-5
  J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAs............    A-6
  K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAs......    A-6
  L. INCOME TAX CONSEQUENCES OF ROTH IRAs...................    A-7
  M. TAX ON EXCESS CONTRIBUTIONS............................    A-8
  N. TAX ON PREMATURE DISTRIBUTIONS.........................    A-8
  O. EXCISE TAX REPORTING...................................    A-9
  P. BORROWING..............................................    A-9
  Q. REPORTING..............................................    A-9
  R. ESTATE TAX.............................................    A-9
  S. FINANCIAL DISCLOSURE...................................    A-9
APPENDIX B--GLWB EXAMPLE #1.................................    B-1
APPENDIX C--GLWB EXAMPLE #2.................................    C-1
APPENDIX D--GLWB EXAMPLE #3.................................    D-1
APPENDIX E--CONDENSED FINANCIAL INFORMATION.................    E-1

                                  DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

ACCUMULATION PERIOD--The period between the Date of Issue of a Contract and the Annuity Date.

ACCUMULATION UNIT--A unit of measurement used to determine the value of each Subaccount during the Accumulation Period. Each Subaccount will have an Accumulation Unit for each combination of charges.

ANNUITANT--The person(s) during whose lifetime the annuity is to be paid. When two people are named as joint Annuitants, the term "Annuitant" means the joint Annuitants or the survivor.

ANNUITY DATE--The Valuation Date on which annuity payments are to commence. Subject to state variation, the Annuity Date may not be after the Valuation Date on or next following the later of the original older Owner's or Annuitant's
90th birthday.

ANNUITY OPTION--One of several forms in which annuity payments can be made.

ANNUITY PERIOD--The period starting on the Annuity Date during which we make annuity payments to you.

ANNUITY UNIT--A unit of measurement used to determine the amount of Variable Annuity payments after the first payment.

BENEFICIARY--The person designated to receive any benefits under a Contract upon your death. (see Primary Beneficiary and Contingent Beneficiary).

CODE--The Internal Revenue Code of 1986, as amended.

COMPANY ("WE", "US", "OUR", "COMMONWEALTH ANNUITY")--Commonwealth Annuity and Life Insurance Company.

CONTINGENT BENEFICIARY--The person designated to receive any benefits under a Contract upon your death should all Primary Beneficiaries predecease you. In the event that a Contingent Beneficiary predeceases you, the benefits will be distributed pro rata to the surviving Contingent Beneficiaries. If there are no surviving Contingent Beneficiaries, the benefits will be paid to your estate (see Beneficiary and Primary Beneficiary).

CONTRACT--A Flexible Premium Fixed and Variable Deferred Annuity Contract.

CONTRACT ANNIVERSARY--The same date each year as the Date of Issue. If there is no Valuation Date in a year that coincides with the Date of Issue, the Contract Anniversary is the next Valuation Date.

CONTRACT VALUE--The sum of your Fixed Account Contract Value and Separate Account Contract Value.

CONTRACT YEAR--A period of twelve consecutive months starting on the Date of Issue or on any Contract Anniversary.

CONTRIBUTION YEAR--Each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year when the Purchase Payment was made. We only refer to Contribution Years for purposes of calculating the withdrawal charge. For example, if you make an initial Purchase Payment of $15,000 and then during the fourth Contract Year you make an additional Purchase Payment of $10,000, the fifth Contract Year will be the fifth Contribution Year with respect to the initial Purchase Payment (and earnings attributable to that Purchase Payment) and the second Contribution Year with respect to the $10,000 Purchase Payment (and earnings attributable to that Purchase Payment).

DATE OF ISSUE--The date on which the first Contract Year commences.

DEBT--The principal of any outstanding loan from the Fixed Account Contract Value, plus any accrued interest.

FIXED ACCOUNT--A portion of a Contract that is supported by the assets of our General Account. We guarantee a minimum rate of interest on Purchase Payments allocated and Contract Value transferred to the Fixed Account.

FIXED ACCOUNT CONTRACT VALUE--The value of your interest in the Fixed Account.

FIXED ANNUITY--An annuity under which we guarantee the amount of each annuity payment; it does not vary with the investment experience of a Subaccount.

FREE WITHDRAWAL AMOUNT--The guaranteed amount you may withdraw each Contract Year without incurring a withdrawal charge.

FUND OR FUNDS--An investment company or separate series thereof, in which Subaccounts of the Separate Account invest.

GENERAL ACCOUNT--All our assets other than those allocated to any legally segregated separate account.

INVESTMENT OPTION--The Subaccounts and the Fixed Account available under the Contract for allocation of Purchase Payments and/or transfers of Contract Value.

MONTHIVERSARY--The same date each month as the Date of Issue. If the Date of Issue falls on the 29th, 30th, or 31st and there is no corresponding date in a subsequent month, the Monthiversary will be the last date of that month. If there is no Valuation Date in the calendar month that coincides with the Date of Issue, the Monthiversary is the next Valuation Date.

NON-QUALIFIED CONTRACT--A Contract which does not receive favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Code.

OWNER ("CONTRACT OWNER", "YOU", "YOUR", "YOURS")--The person designated in the Contract as having the privileges of Ownership. The Contract may be owned by natural persons, or by trusts or custodial accounts that hold the Contract as agent for and for the sole benefit of a natural person. When two people are named as joint Owners, the term "Owner" means the joint Owners or the survivor. Joint Owners are not permitted if the Contract is owned by a non-natural person.

PRIMARY BENEFICIARY--The person designated to receive any benefits under a Contract upon your death. In the event that a Primary Beneficiary predeceases you, the benefits will be distributed pro rata to the surviving Primary Beneficiaries. In the event that all Primary Beneficiaries predecease you, proceeds will be paid to the surviving Contingent Beneficiaries (see Beneficiary and Contingent Beneficiary).

PURCHASE PAYMENTS--The dollar amount we receive in U.S. currency to buy the benefits the Contract provides.

QUALIFIED CONTRACT--A Contract issued in connection with a retirement plan which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

SEPARATE ACCOUNT--Commonwealth Annuity Separate Account A.

SEPARATE ACCOUNT CONTRACT VALUE--The sum of your interests in the Subaccount(s).

SERVICE CENTER--P.O. Box 758550, Topeka, Kansas 66675-8550, 1-800-457-8803.

SUBACCOUNTS--The subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Fund.

VALUATION DATE--Each day when the New York Stock Exchange is open for trading. The close of business on each Valuation Date is generally 3:00 p.m. Central time.

VALUATION PERIOD--The interval of time between two consecutive Valuation Dates.

VARIABLE ANNUITY--An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which you have an interest.

WITHDRAWAL VALUE--The amount you will receive upon full surrender or the amount applied upon annuitization of the Contract. It is equal to the Contract Value minus Debt, any applicable withdrawal charge, premium taxes, and minus any applicable contract fee and pro rata portion of the GLWB Rider charge. Federal and state income taxes and penalty taxes also may reduce the amount you receive if you surrender the Contract.

                              SUMMARY OF EXPENSES

    THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE AMONG INVESTMENT OPTIONS.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

Sales Load Imposed on Purchase Payments.....................     None

Maximum Withdrawal Charge(2)
  (as a percentage of Purchase Payments (and earnings
  attributable to Purchase Payments) withdrawn, surrendered,
  or annuitized):...........................................      6%

Qualified Plan Loan Interest Rate Charged:(3)...............    5.50%
State Premium Taxes(4)......................................  0% to 3.50

------------------------

(1) During the Annuity Period, we deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining annuity payments in the certain period under Annuity Options 1, 3, or 5 upon the death of an Annuitant; or 2) any remaining annuity payments under Annuity Option 1. Please see "COMMUTATION CHARGE."

(2) In certain circumstances we may reduce or waive the withdrawal charge. In addition, a Contract Owner may withdraw the Free Withdrawal Amount each
    Contract Year without incurring a withdrawal charge. If you withdraw more than the Free Withdrawal Amount, we may impose a withdrawal charge on the excess. We impose a withdrawal charge on the withdrawal of each Purchase Payment (and earnings attributable to that Purchase Payment) made within the previous 6 Contribution Years, as follows:

CONTRIBUTION YEAR                                             WITHDRAWAL CHARGE
-----------------                                             -----------------
First.......................................................          6%
Second......................................................          5%
Third.......................................................          4%
Fourth......................................................          3%
Fifth.......................................................          2%
Sixth.......................................................          1%
Seventh +...................................................          0%

    Total withdrawal charges assessed under a Contract will never exceed 9% of the total Purchase Payments made under the Contract. For more information on the withdrawal charge, including an example of how we calculate the withdrawal charge, see "WITHDRAWAL CHARGE."

(3) Loans are only available under certain qualified plans. The loan interest rate charged varies if the plan is subject to the Employee Retirement
    Income Security Act of 1974 ("ERISA"). For such plans, the loan interest rate charged is based on the Moody's Corporate Bond Yield Average--Monthly Average Corporates, rounded to the nearest 0.25%. While a loan is outstanding, we will credit the value securing the loan with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. However, this rate will never be lower than the minimum guaranteed Fixed Account interest rate (See "LOANS").

(4)  For a discussion of state premium taxes, please see "STATE PREMIUM TAXES"

    THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

                               PERIODIC EXPENSES

Annual Contract Fee (deducted from Contract Value)(5).......   $30.00
Separate Account Annual Expenses
  (as a percentage of Separate Account Contract Value)
    Mortality and Expense Risk Charge.......................     1.15%
    Administration Charge...................................     0.15%
                                                               ------
  Total Separate Account Annual Expenses without the Step-Up
    Death Benefit...........................................     1.30%
                                                               ======
    Optional Step-Up Death Benefit Charge(6)................     0.20%
                                                               ------
  Total Separate Account Annual Expenses including Step-Up
    Death Benefit...........................................     1.50%
                                                               ======
Additional Rider Charges:
Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider (as a
  percentage of the Lifetime Income Base):
  GLWB Plus For One(7)
    Maximum Charge:.........................................     1.00%
    Current Charge:.........................................     0.50%

  GLWB Plus For Two(8)
    Maximum Charge:.........................................     1.50%
    Current Charge:.........................................     0.75%
No Withdrawal Charge Rider (as a percentage of Contract
  Value)....................................................     0.35%

------------------------

(5) We will waive this fee for Contracts with Contract Value of $50,000 or more as of the Valuation Date we would otherwise deduct the fee. We assess the contract fee at the end of each calendar quarter and upon surrender or annuitization.

(6) The Optional Step-Up Death Benefit Charge does not apply to amounts allocated to the Fixed Account.

(7) We reserve the right to increase the charge to a maximum of 1.00% on an annual basis if we Step-Up the Lifetime Income Base to equal the Contract
    Value.

(8) We reserve the right to increase the charge to a maximum of 1.50% on an annual basis if we Step-Up the Lifetime Income Base to equal the Contract
    Value.


    THE NEXT TABLE SHOWS THE LOWEST AND HIGHEST TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2007 THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CURRENT AND FUTURE EXPENSES COULD BE HIGHER OR LOWER THAN THOSE SHOWN IN THE FOLLOWING TABLE. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



                                                                LOWEST -- HIGHEST
                                                              ---------------------
Total Annual Fund Operating Expenses (expenses that are
  deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other
  expenses, prior to any fee waivers or expense
  reimbursements)...........................................       0.66% -- 1.78%



    The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements, while other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The lowest and highest Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements, respectively, are 0.55% and 1.70% respectively for the year ended December 31, 2007. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.


    THE FUND'S INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

                                    EXAMPLE

    THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND FUND FEES AND EXPENSES.

    The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the Step-Up Death Benefit, the No Withdrawal Charge Rider, and the GLWB Plus For Two Rider (at the maximum charge). If these features were not elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds, prior to any fee waivers or expense reimbursements. If these arrangements were considered, the expenses shown would be lower.

    Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:


       1 YEAR               3 YEARS            5 YEARS           10 YEARS
---------------------  -----------------  -----------------  -----------------
       $537.90             $1,630.13          $2,742.25          $5,593.44


    IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 2, 3, 4, OR 5, OR UNDER ANNUITY OPTION 1 FOR A PERIOD OF
10 YEARS OF MORE:


       1 YEAR               3 YEARS            5 YEARS           10 YEARS
---------------------  -----------------  -----------------  -----------------
       $537.90             $1,630.13          $2,742.25          $5,593.44


    IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 1 FOR A PERIOD OF LESS THAN 10 YEARS:


       1 YEAR               3 YEARS            5 YEARS           10 YEARS
---------------------  -----------------  -----------------  -----------------
       $537.90             $1,630.13          $2,742.25          $5,593.44


    IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:


       1 YEAR               3 YEARS            5 YEARS           10 YEARS
---------------------  -----------------  -----------------  -----------------
       $537.90             $1,630.13          $2,742.25          $5,593.44


    The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the Step-Up Death Benefit and the GLWB Plus For Two Rider (at the maximum charge). If these features were not elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds, prior to any fee waivers or expense reimbursements. If these arrangements were considered, the expenses shown would be lower.

    Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:


       1 YEAR               3 YEARS            5 YEARS           10 YEARS
---------------------  -----------------  -----------------  -----------------
      $1,042.50            $1,887.01          $2,758.47          $5,309.03


    IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 2, 3, 4, OR 5, OR UNDER ANNUITY OPTION 1 FOR A PERIOD OF
10 YEARS OF MORE:


       1 YEAR               3 YEARS            5 YEARS           10 YEARS
---------------------  -----------------  -----------------  -----------------
       $502.86             $1,529.12          $2,581.04          $5,309.03


    IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 1 FOR A PERIOD OF LESS THAN 10 YEARS:


       1 YEAR               3 YEARS            5 YEARS           10 YEARS
---------------------  -----------------  -----------------  -----------------
      $1,042.50            $1,887.01          $2,758.47          $5,309.03


    IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:


       1 YEAR               3 YEARS            5 YEARS           10 YEARS
---------------------  -----------------  -----------------  -----------------
       $502.86             $1,529.12          $2,581.04          $5,309.03



    The fee table and Example should not be considered a representation of past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. The Example assumes no transfers were made and does not include the deduction of state premium taxes, which may be assessed before or upon surrender or annuitization or any taxes or penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future performance of any Subaccount.


                               DISTRIBUTION COSTS

    For information concerning the compensation we pay for sales of the Contract, see "DISTRIBUTION OF CONTRACTS."

                                    SUMMARY

    The summary does not contain all information that may be important. Read the entire Prospectus and the Contract before deciding to invest. States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus.

    The Contract provides for tax-deferred investments and annuity benefits. Both Qualified Contracts and Non-Qualified Contracts are described in this Prospectus.

    You may make Purchase Payments under the Contract, subject to certain minimum limitations and other restrictions. You may make Purchase Payments to Non-Qualified Contracts and Contracts issued as Individual Retirement Annuities ("IRAs") by authorizing us to draw on your account via check or electronic debit ("Pre-Authorized Checking ("PAC") Agreement"). (See "PURCHASE PAYMENTS") We do not deduct a sales charge from any Purchase Payment.

    We provide for variable accumulations and benefits for amounts allocated to one or more Subaccounts selected by you. Each Subaccount invests in a corresponding Fund. (See "THE FUNDS") Purchase Payments and Contract Value allocated to the Separate Account will vary with the investment performance of the Funds you select.

    We also provide for fixed accumulations and benefits for amounts allocated to the Fixed Account. We credit Purchase Payments and Contract Value allocated to the Fixed Account with interest daily at a rate periodically declared by us at our discretion, but not less than the minimum guaranteed rate. (See "FIXED ACCOUNT")

    The investment risk under the Contract is borne by you, except to the extent that Purchase Payments and Contract Value are allocated to the Fixed Account and are therefore guaranteed to earn at least the minimum guaranteed rate.

    Transfers among Subaccounts are permitted before and after the Annuity Date, if allowed by your qualified plan and subject to limitations. Restrictions apply to transfers into and out of the Fixed Account. (See "TRANSFERS DURING THE ACCUMULATION PERIOD" and "TRANSFERS DURING THE ANNUITY PERIOD")

    You may make partial withdrawals from the Contract or surrender the Contract, subject to certain restrictions. (See "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD") You may withdraw up to the Free Withdrawal Amount in any Contract Year without assessment of a withdrawal charge. If you withdraw an amount in excess of the Free Withdrawal Amount, the excess may be subject to a withdrawal charge. We also may assess a withdrawal charge upon surrender of the Contract, although we will first apply the Free Withdrawal Amount. The withdrawal charge is assessed as a percentage of each Purchase Payment and earnings attributable to that Purchase Payment withdrawn or surrendered during the first 6 Contribution Years following our receipt of the Purchase Payment. The withdrawal charge starts at 6% in the first Contribution Year and reduces each subsequent Contribution Year. We do not assess a withdrawal charge on any Purchase Payment (or earnings attributable to that Purchase Payment) withdrawn or surrendered more than six Contribution Years following our receipt of that Purchase Payment. We also may apply a withdrawal charge upon annuitization to amounts attributable to Purchase Payments (and earnings attributable to those Purchase Payments) in their sixth Contribution Year or earlier. (See "WITHDRAWAL CHARGE") If you elect the No Withdrawal Charge Rider for an additional fee, we will not assess any withdrawal charge upon partial withdrawal or surrender of the Contract during the Accumulation Period or upon annuitization. See "NO WITHDRAWAL CHARGE RIDER" for a description of the Rider, including its charges and restrictions.

    Withdrawals and surrenders will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax.

Withdrawals also reduce your Contract Value and your death benefit. Certain withdrawals also may reduce the value of the guarantees provided by the GLWB Rider. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT") Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. (See "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD" and "FEDERAL TAX MATTERS")

    We offer Automatic Asset Rebalancing, Dollar Cost Averaging, and a Systematic Withdrawal Plan. (See "AUTOMATIC ASSET REBALANCING," "DOLLAR COST AVERAGING," and "SYSTEMATIC WITHDRAWAL PLAN")

    If you die before the Annuity Date, we will pay the Beneficiary a death benefit. We also offer for an additional charge the Step-Up Death Benefit, which provides an optional enhanced death benefit if certain conditions are met. See "DEATH BENEFITS."

    We provide for an additional charge a Guaranteed Lifetime Withdrawal Benefit Rider ("GLWB Rider"), which, subject to certain conditions, makes the following guarantees: Prior to the Lifetime Income Date, we will make the Guaranteed Withdrawal Amount available for Non-Excess Withdrawals each Contract Year or we will pay it in monthly installments as Settlement Payments if your Contract enters the Benefit Phase before the Lifetime Income Date, until the Guaranteed Withdrawal Balance is reduced to zero. If your Contract Value is greater than zero on the Lifetime Income Date, we will make the Lifetime Income Amount available for Non-Excess Withdrawals each Contract Year on and after the Lifetime Income Date (if you have not annuitized your Contract) or we will pay it in monthly installments as Settlement Payments on and after the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity Date) or if your Contract enters the Benefit Phase prior to the Maximum Annuity Date. This guarantee applies on and after the Lifetime Income Date, while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later. After the Covered Person's death (or the death of the last surviving Covered Person in the case of the GLWB Plus for Two), your Beneficiary will receive the remaining Guaranteed Withdrawal Balance as a lump sum death benefit (if greater than the standard death benefit or any optional death benefit you elected) in certain cases or in monthly installments as Settlement Payments (until the Guaranteed Withdrawal Balance is reduced to zero) in others. This guarantee applies even if the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) on or after the Maximum Annuity Date, if you elect the GLWB Rider annuitization option on the Maximum Annuity Date. Currently, the GLWB Rider is only available to Qualified Contracts. You should consult with a qualified tax adviser prior to electing the Rider for further information on tax rules affecting Qualified Contracts, including IRAs. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT")

    In addition to the withdrawal charge, we assess a mortality and expense risk charge, an administration charge, a contract fee, and applicable premium taxes. (See "CONTRACT CHARGES AND EXPENSES") We also charge for the Step-Up Death Benefit (see "DEATH BENEFITS"), the GLWB Rider (see "GUARANTEED LIFETIME WITHDRAWAL BENEFIT"), and the No Withdrawal Charge Rider (see "NO WITHDRAWAL CHARGE RIDER"). The Funds will incur certain management fees and other expenses. (See "SUMMARY OF EXPENSES," "INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES," and the Funds' prospectuses.) We may assess a commutation charge during the Annuity Period when calculating lump sum payments with respect to any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period and, for Annuity Option 1, upon election to cancel remaining payments. (See "ANNUITY PERIOD--ANNUITY OPTIONS")

    Currently, the Contracts may be purchased in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. The Contracts are also available in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans. A Contract purchased in connection with a qualified plan does not provide any additional tax deferred treatment of earnings beyond the treatment that is already provided by the qualified plan itself. (See "TAXATION OF ANNUITIES IN GENERAL" and "QUALIFIED PLANS") Therefore, the tax deferral provided by the Contract is not necessary for Contracts used in qualified plans, so for such plans the Contract should be purchased for other features and benefits, such as the Fixed Account's minimum interest rate guarantee, the standard death benefit, the Step-Up Death Benefit, the GLWB Rider, or the Annuity Options.

    You have the right within the "free look" period (generally ten days, subject to state variation) after receiving the Contract to cancel the Contract by delivering or mailing it to us. If you decide to return your Contract for a refund during the "free look" period, also include a letter instructing us to cancel the Contract. Upon receipt by us, the Contract will be cancelled and amounts refunded. The amount of the refund depends on the state where issued. Generally the refund will be the Contract Value as of the Valuation Date on which we receive your Contract at our Service Center. In the states that require the return of Purchase Payments, we will return the greater of Purchase Payments and Contract Value as of the Valuation Date on which we receive your Contract at our Service Center. In addition, a special "free look" provision applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities (although for such Contracts, if the amount returned would be less than the Contract Value we will return the Contract Value). (See "FREE LOOK PERIOD")

    Certain provisions of the Contract may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Contract for specific variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract. See your agent or contact us for specific information that may be applicable to your state.

    You can generally exchange all or a portion of one annuity contract for another, or a life insurance policy for an annuity contract, in a "tax-free exchange' under Section 1035 of the Code. If you are thinking about a 1035 exchange, you should compare the old contract and the Contract described in this Prospectus carefully. Remember that if you exchange another contract for the Contract described in this Prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, AND there will be a new withdrawal charge period for the Contract. Also, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another contract for the Contract described in this Prospectus unless you determine, after knowing all the facts, that the exchange is in your best interest (the person selling you the Contract will generally earn a commission if you buy the Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

    We offer other variable annuity contracts that have different policy features. However, these other contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact our Service Center or your agent.

            COMMONWEALTH ANNUITY, THE SEPARATE ACCOUNT AND THE FUNDS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

    Commonwealth Annuity and Life Insurance Company ("we," "Commonwealth Annuity" or the "Company") is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, Commonwealth Annuity (then known as Allmerica Financial Life Insurance and Annuity Company or "Allmerica Financial") was a direct subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn was a direct subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company and a direct subsidiary of THG. On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs
Group, Inc. ("Goldman Sachs"), 85 Broad Street, New York, NY 10004. On
September 1, 2006, Allmerica Financial officially changed its name to Commonwealth Annuity and Life Insurance Company.


    Commonwealth Annuity is subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2007, Commonwealth Annuity had under $10 billion combined assets and $12 billion of life insurance in force. Its principal office is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 1-866-297-7531.


    Subject to the provisions of the Contract, units of the Subaccounts under the Contract are offered on a continuous basis.

THE SEPARATE ACCOUNT


    We established the Commonwealth Annuity Separate Account A on February 9, 2007 pursuant to Massachusetts law. The SEC does not supervise the management, investment practices or policies of the Separate Account or Commonwealth Annuity.


    Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

    Each Subaccount of the Separate Account invests exclusively in shares of one of the corresponding Funds. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions, under all Contracts or in all retirement plans.

    The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and fees, and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Fund are reinvested in that Fund at net asset value and retained as assets of the corresponding Subaccount.

THE FUNDS

    SELECTION OF FUNDS. We select the Funds offered through the Contract, and we may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser's (and/or subadviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Fund or one of its service providers (E.G., the investment adviser, administrator, distributor, and/or their affiliates) will make payments to us or our affiliates, as described below. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners.

    You are responsible for choosing the Subaccounts and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi/annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund. After you select Subaccounts for your initial Purchase Payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate. YOU BEAR THE RISK OF ANY DECLINE IN YOUR CONTRACT VALUE RESULTING FROM THE PERFORMANCE OF THE SUBACCOUNTS YOU HAVE CHOSEN.

    We do not provide investment advice and we do not recommend or endorse any of the particular Funds available as Investment Options in the Contract.

    THE FUNDS. The Separate Account invests in shares of registered, open-end management investment companies. There are two types of Funds generally offered under the Contract:

    - INSURANCE FUNDS: Insurance Funds are available solely to variable annuity or life insurance contracts and certain qualified retirement plans. (See "FEDERAL TAX MATTERS") Nonqualified Contracts generally can invest only in Insurance Funds. All Contracts, both Qualified and Nonqualified, may choose among Subaccounts that invest in the following Insurance Funds:

GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
- Goldman Sachs VIT Capital Growth Fund

- Goldman Sachs VIT Core Fixed Income Fund

- Goldman Sachs VIT Equity Index Fund


- Goldman Sachs VIT Government Income Fund


- Goldman Sachs VIT Growth & Income Fund

- Goldman Sachs VIT Growth Opportunities Fund

- Goldman Sachs VIT Money Market Fund

- Goldman Sachs VIT Strategic International Equity Fund
- Goldman Sachs VIT Structured Small Cap Equity Fund

- Goldman Sachs VIT Structured U.S. Equity Fund

AIM VARIABLE INSURANCE FUNDS (SERIES II SHARES)
- AIM V.I. Core Equity Fund

- AIM V.I. Leisure Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)


- AllianceBernstein VPS Intermediate Bond Portfolio


- AllianceBernstein VPS International Value Portfolio

- AllianceBernstein VPS Small Cap Growth Portfolio

- AllianceBernstein VPS Small/Mid Cap Value Portfolio

FRANKLIN TEMPLETON INSURANCE PRODUCTS TRUST (CLASS 2)

- FT VIP Templeton Global Asset Allocation Fund

- FT VIP Franklin Global Communications Fund

- FT VIP Templeton Growth Securities Fund

- FT VIP Franklin Income Securities Fund

- FT VIP Franklin Small Cap Value Securities Fund


- FT VIP Mutual Discovery Securities Fund



- FT VIP Mutual Shares Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)
- Janus Aspen Forty Portfolio


- Janus Aspen Mid Cap Growth Portfolio



- Janus Aspen Mid Cap Value Portfolio

- Janus Aspen Small Company Value Portfolio

OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)
- Oppenheimer Balanced Fund/VA

- Oppenheimer Global Securities Fund/VA

- Oppenheimer Main Street Small Cap Fund/VA

- Oppenheimer Strategic Bond Fund/VA

PIONEER VARIABLE CONTRACTS TRUST (CLASS I)

- Pioneer Growth Opportunities VCT Portfolio

PIONEER VARIABLE CONTRACTS TRUST (CLASS II)

- Pioneer Cullen Value VCT Portfolio

- Pioneer Emerging Markets VCT Portfolio

- Pioneer Mid Cap Value VCT Portfolio

    The Insurance Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in some cases, certain qualified retirement plans. Shares of the Insurance Funds are sold only to insurance company separate accounts and qualified retirement plans. In addition to selling shares to our separate accounts, shares of the Insurance Funds may be sold to separate accounts of other insurance companies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of other companies, or for variable life insurance separate accounts, variable annuity separate accounts, and qualified retirement plans to invest simultaneously in the Insurance Funds. Currently, neither we nor the Insurance Funds foresee any such disadvantages to variable life insurance Owners, variable annuity Owners, or qualified retirement plans. The Insurance Funds must monitor events to identify material conflicts between such Owners and determine what action, if any, should be taken. In addition, if we believe an Insurance Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

    - PUBLICLY-AVAILABLE FUNDS. Publicly-Available Funds are
      "publicly-available," I.E., shares can be purchased by the public directly without purchasing a variable annuity or life insurance contract. ONLY QUALIFIED CONTRACTS MAY INVEST IN THESE PUBLICLY-AVAILABLE FUNDS.

       - Goldman Sachs Balanced Strategy Portfolio (Class A)

       - Goldman Sachs Equity Growth Strategy Portfolio (Class A)

       - Goldman Sachs Growth and Income Strategy Portfolio (Class A)

       - Goldman Sachs Growth Strategy Portfolio (Class A)

       - Goldman Sachs International Real Estate Security Fund (Class A)

       - Goldman Sachs Real Estate Securities Fund (Class A)

       - Goldman Sachs Tollkeeper Fund (Class A)

    The Publicly-Available Funds are also available for direct purchase outside of an annuity or life insurance policy. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Publicly-Available Funds available through us, rather than to information that may be available through alternate sources.

    NOTE:   If you elect the GLWB Rider, we will restrict the Investment Options to which you may allocate Purchase Payments and transfer Contract Value. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT")

    SEC REGISTRATION DOES NOT INVOLVE SEC SUPERVISION OF THE FUNDS' MANAGEMENT, INVESTMENT PRACTICES OR POLICIES. THE ASSETS OF EACH FUND ARE HELD SEPARATE FROM THE ASSETS OF THE OTHER FUNDS, AND EACH FUND HAS ITS OWN DISTINCT INVESTMENT OBJECTIVE AND POLICIES. EACH FUND OPERATES AS A SEPARATE INVESTMENT FUND, AND THE INVESTMENT PERFORMANCE OF ONE FUND HAS NO EFFECT ON THE INVESTMENT PERFORMANCE OF ANY OTHER FUND.


   INSURANCE FUND         PORTFOLIO NAME      INVESTMENT OBJECTIVE     INVESTMENT ADVISER
---------------------  ---------------------  ---------------------  ----------------------
Goldman Sachs          Goldman Sachs VIT      Seeks long term        Goldman Sachs Asset
Variable Insurance     Capital Growth Fund    growth of capital.     Management, LP
Trust (Service
Shares)
-------------------------------------------------------------------------------------------
Goldman Sachs          Goldman Sachs VIT      Seeks a total return   Goldman Sachs Asset
Variable Insurance     Core Fixed Income      consisting of capital  Management, LP
Trust (Service         Fund                   appreciation and
Shares)                                       income that exceeds
                                              the total return of
                                              the Lehman Brothers
                                              Aggregate Bond Index.
-------------------------------------------------------------------------------------------
Goldman Sachs          Goldman Sachs VIT      Seeks to achieve       Goldman Sachs Asset
Variable Insurance     Equity Index Fund      investment results     Management, LP
Trust (Service                                that correspond to
Shares)                                       the aggregate price
                                              and yield performance
                                              of a benchmark index
                                              that measures the
                                              investment returns of
                                              large capitalization
                                              stocks.
-------------------------------------------------------------------------------------------
Goldman Sachs          Goldman Sachs VIT      Seeks a high level of  Goldman Sachs Asset
Variable Insurance     Government Income      current income,        Management, LP
Trust (Service         Fund                   consistent with
Shares)                                       safety of principal.
-------------------------------------------------------------------------------------------
Goldman Sachs          Goldman Sachs VIT      Seeks long-term        Goldman Sachs Asset
Variable Insurance     Growth & Income Fund   growth of capital and  Management, LP
Trust (Service                                growth of income.
Shares)
-------------------------------------------------------------------------------------------
Goldman Sachs          Goldman Sachs VIT      Seek long term growth  Goldman Sachs Asset
Variable Insurance     Growth Opportunities   of capital.            Management, LP
Trust (Service         Fund
Shares)
-------------------------------------------------------------------------------------------

   INSURANCE FUND         PORTFOLIO NAME      INVESTMENT OBJECTIVE     INVESTMENT ADVISER
---------------------  ---------------------  ---------------------  ----------------------
Goldman Sachs          Goldman Sachs VIT      Seeks to maximize      Goldman Sachs Asset
Variable Insurance     Money Market Fund      current income to the  Management, LP
Trust (Service                                extent consistent
Shares)                                       with the preservation
                                              of capital and the
                                              maintenance of
                                              liquidity by
                                              investing exclusively
                                              in high quality money
                                              market instruments.
-------------------------------------------------------------------------------------------
Goldman Sachs          Goldman Sachs VIT      Seeks long-term        Goldman Sachs Asset
Variable Insurance     Strategic              capital appreciation.  Management
Trust (Service         International Equity                          International
Shares)                Fund
-------------------------------------------------------------------------------------------
Goldman Sachs          Goldman Sachs VIT      Seeks long-term        Goldman Sachs Asset
Variable Insurance     Structured Small Cap   growth of capital.     Management, LP
Trust (Service         Equity Fund
Shares)
-------------------------------------------------------------------------------------------
Goldman Sachs          Goldman Sachs VIT      Seeks long-term        Goldman Sachs Asset
Variable Insurance     Structured U.S.        growth of capital and  Management, LP
Trust (Service         Equity Fund            dividend income.
Shares)
-------------------------------------------------------------------------------------------
AIM Variable           AIM V.I. Core Equity   Seeks growth of        Invesco Aim Advisors,
Insurance Funds        Fund                   capital.               Inc.
(Series II Shares)
-------------------------------------------------------------------------------------------
AIM Variable           AIM V.I. Leisure Fund  Seeks capital growth.  Invesco Aim Advisors,
Insurance Funds                                                      Inc.
(Series II Shares)
-------------------------------------------------------------------------------------------
AllianceBernstein      AllianceBernstein VPS  Seeks to maximize      AllianceBernstein L.P
Variable Products      Intermediate Bond      current income and
Series Fund, Inc.      Portfolio (formerly    price appreciation
(Class B)              AllianceBernstein VPS  with undue risk.
                       Americas Government
                       Income Portfolio)
-------------------------------------------------------------------------------------------
AllianceBernstein      AllianceBernstein VPS  Seeks long-term        AllianceBernstein L.P
Variable Products      International Value    growth of capital.
Series Fund, Inc.      Portfolio
(Class B)
-------------------------------------------------------------------------------------------
AllianceBernstein      AllianceBernstein VPS  Seeks long-term        AllianceBernstein L.P
Variable Products      Small Cap Growth       growth of capital.
Series Fund, Inc.      Portfolio
(Class B)
-------------------------------------------------------------------------------------------
AllianceBernstein      AllianceBernstein VPS  Seeks long-term        AllianceBernstein L.P
Variable Products      Small/Mid Cap Value    growth of capital.
Series Fund, Inc.      Portfolio
(Class B)
-------------------------------------------------------------------------------------------

   INSURANCE FUND         PORTFOLIO NAME      INVESTMENT OBJECTIVE     INVESTMENT ADVISER
---------------------  ---------------------  ---------------------  ----------------------
Franklin Templeton     FT VIP Franklin        Seeks capital          Franklin
Variable Insurance     Global Communications  appreciation and       Advisers, Inc.
Products Trust         Fund                   current income.
(Class 2)
-------------------------------------------------------------------------------------------
Franklin Templeton     FT VIP Franklin        Seeks to maximize      Franklin
Variable Insurance     Income Securities      income while           Advisers, Inc.
Products Trust         Fund                   maintaining prospects
(Class 2)                                     for capital
                                              appreciation.
-------------------------------------------------------------------------------------------
Franklin Templeton     FT VIP Franklin Small  Seeks long-term total  Franklin Advisory
Variable Insurance     Cap Value Securities   return.                Services, LLC
Products Trust         Fund
(Class 2)
-------------------------------------------------------------------------------------------
Franklin Templeton     FT VIP Mutual          Seeks capital          Franklin Mutual
Variable Insurance     Discovery Securities   appreciation.          Advisers, LLC
Products Trust         Fund
(Class 2)
-------------------------------------------------------------------------------------------
Franklin Templeton     FT VIP Mutual Shares   Seeks capital          Franklin Mutual
Variable Insurance     Securities Fund        appreciation, with     Advisers, LLC
Products Trust                                income as a secondary
(Class 2)                                     goal.
-------------------------------------------------------------------------------------------
Franklin Templeton     FT VIP Templeton       Seeks high total       Templeton Investment
Variable Insurance     Global Asset           return.                Council, LLC
Products Trust         Allocation Fund
(Class 2)
-------------------------------------------------------------------------------------------
Franklin Templeton     FT VIP Templeton       Seeks long-term        Templeton Global
Variable Insurance     Growth Securities      capital growth.        Advisors Limited
Products Trust         Fund
(Class 2)
-------------------------------------------------------------------------------------------
Janus Aspen Series     Janus Aspen Forty      Seeks long-term        Janus Capital
(Service Shares)       Portfolio              growth of capital.     Management LLC
-------------------------------------------------------------------------------------------
Janus Aspen Series     Janus Aspen Mid Cap    Seeks long-term        Janus Capital
(Service Shares)       Growth Portfolio       growth of capital.     Management LLC
-------------------------------------------------------------------------------------------
Janus Aspen Series     Janus Aspen Mid Cap    Seeks capital          Janus Capital
(Service Shares)       Value Portfolio        appreciation.          Management LLC
-------------------------------------------------------------------------------------------
Janus Aspen Series     Janus Aspen Small      Seeks capital          Janus Capital
(Service Shares)       Company Value          appreciation.          Management LLC
                       Portfolio
-------------------------------------------------------------------------------------------
Oppenheimer Variable   Oppenheimer Balanced   Seeks a high total     OppenheimerFunds, Inc.
Account Funds          Fund/VA                investment return,
(Service Shares)                              which includes
                                              current income and
                                              capital appreciation
                                              in the value of its
                                              shares.
-------------------------------------------------------------------------------------------

   INSURANCE FUND         PORTFOLIO NAME      INVESTMENT OBJECTIVE     INVESTMENT ADVISER
---------------------  ---------------------  ---------------------  ----------------------
Oppenheimer Variable   Oppenheimer Global     Seeks long-term        OppenheimerFunds, Inc.
Account Funds          Securities Fund/VA     capital appreciation
(Service Shares)                              by investing a
                                              substantial portion
                                              of its assets in
                                              securities of foreign
                                              issuers,
                                              "growth-type"
                                              companies, cyclical
                                              industries and
                                              special situations
                                              that are considered
                                              to have appreciation
                                              possibilities.
-------------------------------------------------------------------------------------------
Oppenheimer Variable   Oppenheimer Main       Seeks capital          OppenheimerFunds, Inc.
Account Funds          Street Small Cap       appreciation.
(Service Shares)       Fund-Registered Trademark-/VA
-------------------------------------------------------------------------------------------
Oppenheimer Variable   Oppenheimer Strategic  Seeks a high level of  OppenheimerFunds, Inc.
Account Funds          Bond Fund/VA           current income
(Service Shares)                              principally derived
                                              from interest on debt
                                              securities.
-------------------------------------------------------------------------------------------
Pioneer Variable       Pioneer Growth         Growth of capital.     Pioneer Investment
Contracts Trust        Opportunities VCT                             Management, Inc.
(Class I)              Portfolio
-------------------------------------------------------------------------------------------
Pioneer Variable       Pioneer Cullen Value   Capital appreciation.  Pioneer Investment
Contracts Trust        VCT Portfolio          Current income is a    Management, Inc.
(Class II)                                    secondary objective.
-------------------------------------------------------------------------------------------
Pioneer Variable       Pioneer Emerging       Long-term growth of    Pioneer Investment
Contracts Trust        Markets VCT Portfolio  capital.               Management, Inc.
(Class II)
-------------------------------------------------------------------------------------------
Pioneer Variable       Pioneer Mid Cap Value  Capital appreciation   Pioneer Investment
Contracts Trust        VCT Portfolio          by investing in a      Management, Inc.
(Class II)                                    diversified portfolio
                                              of securities
                                              consisting primarily
                                              of common stocks.
-------------------------------------------------------------------------------------------

        RETAIL FUND*               INVESTMENT OBJECTIVE            INVESTMENT ADVISER
-----------------------------  -----------------------------  -----------------------------
Goldman Sachs Balanced         Seeks current income and       Goldman Sachs Asset
Strategy Portfolio (Class A)   long-term capital              Management, LP
                               appreciation.
-------------------------------------------------------------------------------------------
Goldman Sachs Equity Growth    Seeks long-term capital        Goldman Sachs Asset
Strategy Portfolio (Class A)   appreciation.                  Management, LP
-------------------------------------------------------------------------------------------
Goldman Sachs Growth and       Seeks long-term capital        Goldman Sachs Asset
Income Strategy Portfolio      appreciation and current       Management, LP
(Class A)                      income.
-------------------------------------------------------------------------------------------
Goldman Sachs Growth Strategy  Seeks long-term capital        Goldman Sachs Asset
Portfolio (Class A)            appreciation and secondarily   Management, LP
                               current income.
-------------------------------------------------------------------------------------------
Goldman Sachs International    Seeks total return comprised   Goldman Sachs Asset
Real Estate Security Fund      of long-term growth of         Management, LP
(Class A)                      capital and dividend income.
-------------------------------------------------------------------------------------------
Goldman Sachs Real Estate      Seeks total return comprised   Goldman Sachs Asset
Securities Fund (Class A)      of long-term growth of         Management, LP
                               capital and dividend income.
-------------------------------------------------------------------------------------------
Goldman Sachs Tollkeeper Fund  Seeks long-term growth of      Goldman Sachs Asset
(Class A)                      capital.                       Management, LP
-------------------------------------------------------------------------------------------



*   Each retail fund's most recently ended fiscal year is December 31, 2007.


    THE FUNDS MAY NOT ACHIEVE THEIR STATED OBJECTIVES. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS INVOLVED IN INVESTING IN THE FUNDS, IS FOUND IN THE FUNDS' PROSPECTUSES ACCOMPANYING THIS PROSPECTUS AND STATEMENTS OF ADDITIONAL INFORMATION AVAILABLE FROM US UPON REQUEST.

    Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other funds that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other fund, even where the investment adviser, subadviser, or manager is the same. Certain Funds available through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the Contract does not indicate performance of a similarly named Fund available through the Contract. Differences in fund size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

    PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

    CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. We and our distributor, Epoch Securities, Inc., (the "Distributor") may receive payments from the Funds or their service providers (E.G., the investment adviser, administrator, distributor, and/or their affiliates). These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments.

    The amount of payments we receive from the Fund's service providers is based on a percentage of the assets of the particular Fund attributable to the Contract as well as certain other variable insurance products that we and/or our affiliates may issue or administer. These percentages are negotiated and vary with each Fund. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). Some service providers may pay us significantly more than others and the amount we receive may be substantial. These percentages currently range from 0.00% to 0.46%, and as of the date of this prospectus, we were receiving payments from each Fund's service providers.

    Additionally, certain of the Funds make payments to us or the Distributor under their distribution plans (12b-1 plans). The payment rates currently range from 0.09% to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the Funds will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Fund's average net assets, which can fluctuate over time. If, however, the value of the Funds goes up, then so would the payment to us or to the Distributor. Conversely, if the value of the Fund goes down, payments to us or to the Distributor would decrease.

    We and/or the Distributor also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds' service providers with regard to other variable insurance products we or our affiliates may issue or administer.

CHANGE OF INVESTMENTS

    We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. If investment in the Funds is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another fund without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without the approval of the Securities and Exchange Commission, if required. Furthermore, we may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

    We may establish additional Subaccounts of the Separate Account, each of which would invest in a new fund, or in shares of another investment company. New Subaccounts may be established when, at our discretion, marketing needs or investment conditions warrant. New Subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more Subaccounts, transfer assets, or substitute one Subaccount for another Subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify you of any such changes.

    If we deem it to be in the best interests of persons having voting rights under the Contract, we may deregister the Separate Account under the Investment Company Act of 1940 (the "1940 Act""), make any changes required by the 1940 Act, operate the Separate Account as a management investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a Subaccount or separate account to another Subaccount or separate account pursuant to a combination or otherwise, and create new separate accounts. Before we make certain changes we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

                                 FIXED ACCOUNT

    Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, are subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus describes only the aspects of the Contract involving the Separate Account unless we refer to fixed accumulation and annuity elements.

    The Fixed Account Contract Value includes:

    1.  your Purchase Payments allocated to the Fixed Account;

    2. amounts transferred from a Subaccount to the Fixed Account at your request; and

    3.  the interest credited to amounts so allocated or transferred.

    We reduce the Fixed Account Contract Value when you make transfers and withdrawals from the Fixed Account, as well as when we assess Contract fees and charges against the Fixed Account.

    We reserve the right to not allow you to allocate Purchase Payments or transfer Contract Value to the Fixed Account if the Fixed Account interest rate applicable to such amounts would be less than or equal to 3%.

    We guarantee that Purchase Payments allocated and Contract Value transferred to the Fixed Account earn, on a daily basis, a minimum fixed interest rate not less than the minimum interest rate allowed by state law. At our discretion, we may credit interest in excess of the minimum guaranteed rate. With respect to each Purchase Payment allocation or Contract Value transfer to the Fixed Account, we reserve the right to change the rate of excess interest credited, although we will not declare or change any excess interest rate more frequently than once every twelve months. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account and whether the source of the amount is Purchase Payments allocated or Contract Value transferred. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time, and that these rates of excess interest may differ based on the source of the amount. You bear the risk that no excess interest will be credited.

    We will declare a current Fixed Account interest rate for each Purchase Payment allocated and for each transfer of Contract Value to the Fixed Account. The amount allocated or transferred will be credited that rate through the end of the calendar month in which the Purchase Payment or transfer request is received and for twelve additional calendar months thereafter. At the beginning of each subsequent guarantee period of twelve calendar months, we will declare the Fixed Account interest rate applicable for that period. We reserve the right to declare the current Fixed Account interest rate based upon: the Date of Issue; the date we receive a Purchase Payment, the date of any transfer of Contract Value to the Fixed Account, and whether the source is a Purchase Payment allocated or Contract Value transferred.

    While there is a loan, we will credit the portion of the Fixed Account Contract Value securing the Debt with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. However, this rate will never be lower than the minimum guaranteed Fixed Account interest rate.

    If you elect the GLWB Rider, you may not allocate Purchase Payments or transfer Contract Value to the Fixed Account. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT")

    Any amounts in the Fixed Account or amounts that we guarantee in excess of your Contract Value are subject to our financial strength and claims-paying ability.

                                 THE CONTRACTS

A. GENERAL INFORMATION

    We reserve the right to accept or refuse to issue the Contract at our sole discretion.

1. PURCHASE PAYMENTS

    You may make Purchase Payments under the Contract during the Accumulation Period, subject to the restrictions set forth below. We will not accept Purchase Payments after the date of death of an Owner or on or after the older Owner's or Annuitant's 80th birthday. We reserve the right to waive or modify any Purchase Payment limitation and to not accept any Purchase Payment. Please note that if you elect the GLWB Rider, there may be additional limitations on Purchase Payments (see "GUARANTEED LIFETIME WITHDRAWAL BENEFIT").

    The minimum initial and subsequent Purchase Payment for a Qualified Contract is $50. However, if annualized contribution amounts from a payroll or salary deduction plan are equal to or greater than $600, we accept a periodic payment under $50. For a Non-Qualified Contract the minimum initial Purchase Payment is $2,500 and the minimum subsequent Purchase Payment is $500.

    You may make Purchase Payments to Non-Qualified Contracts and Contracts issued as IRAs by authorizing us to draw on your account via check or electronic debit through a Pre-Authorized Checking (PAC) Agreement. For Purchase Payments made pursuant to a PAC Agreement, the following minimum Purchase Payment provisions apply:

    - The minimum initial Purchase Payment to an IRA made pursuant to a PAC Agreement is $100.

    - The minimum initial Purchase Payment to a Non-Qualified Contract made pursuant to a PAC Agreement is $1,000 unless you also own an existing Contract, in which case the minimum is $100.

    - The minimum subsequent Purchase Payment made pursuant to a PAC Agreement is $100.

    The maximum cumulative Purchase Payments that may be made under the Contract is $1,000,000 without Company approval. We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation. In addition, for Qualified Contracts, the maximum annual amount of Purchase Payments may be limited by the retirement plan funded by the Contract.

    You may allocate your Purchase Payments to the Subaccounts and/or the Fixed Account. The minimum amount of Purchase Payments that may be allocated to any Subaccount is $50. The maximum amount of Purchase Payments that may be allocated to the Fixed Account in any Contract Year is $1,000,000 for Qualified Contracts and $100,000 for Non-Qualified Contracts. We will aggregate multiple Contracts you own for purposes of this limitation. Purchase Payments that are made under a systematic investment program that has been approved by us are not subject to this limitation. However, we reserve the right to modify or terminate this provision and subject all Purchase Payments to the $100,000 limitation.

    We reserve the right to not allow you to allocate Purchase Payments to the Fixed Account if the Fixed Account interest rate applicable to such Purchase Payments would be less than or equal to 3%.

2. FREE LOOK PERIOD

    You may examine a Contract and return it for a refund during the "free look" period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least 10 days from the date you receive the Contract. Upon receipt by us, the Contract will be cancelled and amounts refunded. The amount of the refund depends on the state in which the Contract is issued. Generally the refund will be the Contract Value as of the Valuation Date on which we receive your Contract at our Service Center. Some states require the return of all Purchase Payments. In those states, we will return the greater of Purchase Payments and Contract Value as of the Valuation Date on which we receive your Contract at our Service Center. In addition, while a special "free look" provision applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities, if the amount returned would be less than the Contract Value, we will return the Contract Value as of the Valuation Date on which we receive the Contract at our Service Center. (See APPENDIX A--COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT.) IF YOU DECIDE TO RETURN YOUR CONTRACT FOR A REFUND DURING THE "FREE LOOK" PERIOD, PLEASE ALSO INCLUDE A LETTER INSTRUCTING US TO CANCEL YOUR CONTRACT.

3. OWNERS, ANNUITANTS, AND BENEFICIARIES

    Please note that naming different persons as Owner(s), Annuitant(s), and Beneficiary(ies) can have important impacts on whether death benefits, annuity payments, and rider benefits are paid and on whose life payments are based. Carefully consider the potential consequences under various scenarios when naming Owners, Annuitants, and Beneficiaries, and consult your agent.

    If you elect the GLWB Rider, there are restrictions on naming and changing Owners, Annuitants, and Beneficiaries. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT")

    BENEFICIARIES. You designate the Beneficiary. During the Accumulation Period and prior to the death of an Owner, you may change a Beneficiary at any time by signing our form. After the Annuity Date, the Beneficiary may be changed prior to the death of an Owner or the Annuitant. However, in the case of joint Owners, the surviving joint Owner is automatically the Primary Beneficiary and cannot be changed. No Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of any Beneficiary change. Under a Qualified Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. (See "FEDERAL TAX MATTERS")

    You may change the Beneficiary if you send a written change form to our Service Center. Changes are subject to the following:

    1.  The change must be filed while you are alive

    2.  The Contract must be in force at the time you file a change;

    3. Such change must not be prohibited by the terms of an existing assignment, Beneficiary designation, or other restriction;

    4. Such change will take effect when we receive it. However, action taken by us before the change form was received will remain in effect;

    5. The request for change must provide information sufficient to identify the new Beneficiary; and

    6. In the case of joint Owners, we will consider the designation of a Beneficiary other than the surviving joint Owner to be a Contingent Beneficiary.

    In the event that all Primary Beneficiaries predecease you, we will pay the death benefit proceeds to the surviving Contingent Beneficiaries. In the event that a Contingent Beneficiary predeceases you, we will distribute the benefits pro rata to the surviving Contingent Beneficiaries. If there are no surviving Contingent Beneficiaries, we will pay the benefits to your estate.

    When multiple Beneficiaries are involved, we can not determine the death benefit proceeds until we receive the complete death benefit claim in good order, that is, receipt of proper elections from all

Beneficiaries as well as proof of death. The Valuation Date on which we receive all required paperwork is the date the Contract is tendered for redemption and the date for calculation of the benefits.

    OWNERS. You may add or change an Owner by written request to our Service Center with our prior approval, prior to the death of an Owner. Any replacement or additional Owner must not have attained age 80 prior to the Valuation Date we receive your request.

    ANNUITANTS. For Contracts with natural Owners, prior to the Annuity Date, you may add or change an Annuitant, by written request to our Service Center. For Contracts with non-natural Owners, prior to the Annuity Date, you may add or change an Annuitant with our prior approval. Additionally, for Contracts with non-natural Owners, any replacement or additional Annuitant must not have attained age 80 prior to the Valuation Date we receive your request. On or after the Annuity Date, you may not change or add an Annuitant for Contracts with natural or non-natural Owners.

    There must be at least one Annuitant at all times. If an Annuitant who is not an Owner dies prior to the Annuity Date, the youngest Owner will become the new Annuitant unless there is a surviving joint Annuitant or a new Annuitant is otherwise named. We will not pay a death benefit upon the death of an Annuitant unless the sole Owner is a non-natural person. We will pay a death benefit of Withdrawal Value upon a change of Annuitant if the sole Owner is a non-natural person. Joint Annuitants are only permitted in Non-Qualified Contracts.

4. ASSIGNMENT

    During the Accumulation Period and prior to the death of an Owner, you may assign a Non-Qualified Contract at any time by signing our form. No assignment is binding on us until we receive it, and we assume no responsibility for the validity of any assignment. Generally, an interest in a Qualified Contract may not be assigned. If an assignment of the Contract is in effect on the Annuity Date, we reserve the right to pay the assignee, in one sum, that portion of the Withdrawal Value to which the assignee appears to be entitled. Also, amounts payable during the Annuity Period may not be assigned or encumbered (to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations). An assignment may subject you to immediate tax liability and may subject you to a 10% tax penalty. (See "FEDERAL TAX MATTERS")

B. THE ACCUMULATION PERIOD

1. APPLICATION OF PURCHASE PAYMENTS

    You select allocation of Purchase Payments to the Subaccount(s) and the Fixed Account, if permitted. When you allocate Purchase Payments to a Subaccount, we credit Accumulation Units to that Subaccount based on the value of an Accumulation Unit, as computed after we receive the Purchase Payment at our Service Center. If we receive a Purchase Payment at our Service Center before the close of business on the Valuation Date, we will credit Accumulation Units based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a Purchase Payment at our Service Center on or after the close of business on the Valuation Date, we will credit Accumulation Units based Accumulation Unit values determined at the end of the next Valuation Date. Purchase Payments allocated to the Fixed Account begin earning interest one day after we receive them.

    We will credit an initial Purchase Payment no later than the end of the second Valuation Date following the Valuation Date we receive the Purchase Payment at our Service Center, provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment.

    After the initial purchase, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed after we receive the Purchase Payment. After we determine the number of Accumulation Units credited, the number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount. We reduce the number of Accumulation Units when we assess the contract fee and the GLWB Rider charge.

    If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within five business days after we receive the initial Purchase Payment, or if we determine that we cannot otherwise issue the Contract within the five day period, we will return the initial Purchase Payment to you, unless you consent to our retaining the initial Purchase Payment until the application is completed. If we receive the information sufficient to establish a Contract, we will issue the Contract and allocate the Purchase Payment no later than the end of the second Valuation Date following the Valuation Date we receive the missing information.

    We may issue a Contract without a signed application if:

    - an agent's broker-dealer provides us with application information, electronically or in writing,

    - we receive the initial Purchase Payment, and

    - you confirm in writing, after the Contract is delivered, that all information in the Contract is correct.

    If you submit your application, initial Purchase Payment, and/or subsequent Purchase Payments to your agent, we will not begin processing your purchase order until we receive the application and Purchase Payment from your agent's broker-dealer.

    Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

    If you elect the GLWB Rider, we will restrict the Investment Options to which you may allocate Purchase Payments. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT")

2. ACCUMULATION UNIT VALUE

    Each Subaccount has Accumulation Unit values for each combination of asset based charges. When Purchase Payments are allocated to a Subaccount, the number of units credited is based on the Subaccount's applicable Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner. Generally, we determine the value of an Accumulation Unit as of the close of business on each Valuation Date.

    The Accumulation Unit value at the end of each subsequent Valuation Period is the relevant investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period.

    Each Subaccount has its own investment experience factor for each combination of charges. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

    The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

        (1 divided by 2) minus 3, where:

           (1) is:

           - the net asset value per share of the Fund held in the Subaccount as of the end of the current Valuation Period; plus

           - the per share amount of any dividend or capital gain distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

           - a charge or credit for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

           (2) is the net asset value per share of the Fund held in the Subaccount as of the end of the preceding Valuation Period; and

           (3) is the factor representing asset-based charges (the mortality and expense risk charge, the administration charge, the Step-Up Death Benefit charge (if you elect the Step-Up Death Benefit), and the No Withdrawal Charge Rider fee (if you elect the No Withdrawal Charge Rider)).

3. CONTRACT VALUE

    On any Valuation Date, the Contract Value equals the total of:

    - the number of Accumulation Units credited to each Subaccount, times

    - the value of a corresponding Accumulation Unit for each Subaccount, plus

    - your interest in the Fixed Account.

4. TRANSFERS DURING THE ACCUMULATION PERIOD

    During the Accumulation Period, you may transfer Contract Value among the Subaccounts and the Fixed Account subject to the following provisions:

    - The minimum amount which may be transferred is $500 for each Subaccount and Fixed Account or, if smaller, the remaining amount in the Fixed Account or a Subaccount.

    - No partial transfer will be made if the remaining Contract Value of the Fixed Account or any Subaccount will be less than $100 unless the transfer will eliminate your interest in such account.

    - Total transfers out of the Fixed Account in any Contract Year may not exceed 25% of the value of the Fixed Account as of the prior Contract Anniversary or, in the case of transfers in the first Contract Year, the Date of Issue. Transfers made under a systematic investment program approved by us are not currently subject to this limitation, but we reserve the right to impose this or a modified limitation on such transfers in the future. The entire Fixed Account Contract Value may be transferred if a transfer out of the Fixed Account would otherwise result in a Fixed Account Contract Value less than $5,000.

    - We will limit a transfer out of the Fixed Account to an amount that equals the Fixed Account Contract Value less Debt, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the transfer, and less interest for one calendar year on any loan at the time that you make the transfer.

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    - Total transfers into the Fixed Account in any Contract Year, that would be credited a current interest rate of 3% or less, may not exceed 25% of Contract Value as of the prior Contract Anniversary or, in the case of transfers in the first Contract Year, the Date of Issue. Transfers made under a systematic investment program approved by us are not currently subject to this limitation, but we reserve the right to impose this or a modified limitation on such transfers in the future.

    - We reserve the right to not allow any transfer into the Fixed Account if the Fixed Account interest rate applicable to such transfer would be less than or equal to 3%.

    - If you request a transfer from a specific Subaccount or from the Fixed Account, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to that Subaccount or to the Fixed Account, in the chronological order in which we received such Purchase Payments in the Contract. Otherwise, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to all Subaccounts and the Fixed Account in which you have an interest, in the chronological order in which we received such Purchase Payments in the Contract.

    - You must request transfers in excess of $250,000 per Contract, per day, through standard United States mail.

    We reserve the right to require transfers into and out of one Subaccount in excess of $50,000, per Contract, per day, to be requested through standard United States mail.

    Any transfer request must clearly specify the amount which is to be transferred and the names of the Subaccounts and/or the Fixed Account that are affected.

    If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the third party's instructions. However, we take no responsibility for any third party asset allocation or investment advisory service or program. We may suspend, limit, or cancel acceptance of a third party's instructions at any time and may restrict the Investment Options available for transfer under third party authorizations.

    We will make transfers pursuant to proper written or telephone instructions to our Service Center that specify in detail the requested changes. Transfers involving a Subaccount will be based upon the Accumulation Unit values determined following our receipt of complete transfer instructions. If we receive a transfer request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a transfer request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date. If you or your authorized representative call us to request a telephone transfer but have not given instructions to us prior to the close of business on the Valuation Date, even if due to our delay in answering your call, we will consider your telephone transfer request to be received after the close of business on the Valuation Date.

    We may suspend, modify or terminate the transfer provisions. If you submit a request for a transfer that is no longer permitted, we will notify you in writing that the transaction is not permissible.

    Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

    If you elect the GLWB Rider, we will restrict the Investment Options to which you may transfer Contract Value. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT")

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5. DISRUPTIVE TRADING

    The Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a Fund (collectively, "Disruptive Trading"). These activities may require the Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Fund's shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds. As a result, Disruptive Trading may adversely affect a Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners and other persons who may have an interest in the Contract (E.G. Annuitants and Beneficiaries.)

    In order to protect our Contract Owners and the Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

    - the number of transfers made over a period of time;

    - the length of time between transfers;

    - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Funds;

    - the dollar amount(s) requested for transfers; and

    - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners; and

    - the investment objectives and/or size of the Funds.

    We may increase our monitoring of Contract Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Contract Owners. We may also investigate any patterns of disruptive trading identified by the Funds that may not have been captured by our Disruptive Trading Procedures.

    If we determine you are engaged in disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Contract Owners (or others having an interest in the Contract). Our restrictions may take various forms, but under our current Disruptive Trading Procedures will include loss of telephone, fax, overnight mail, or Internet transfers. This means that we would accept only written transfer requests with an original signature transmitted to us at our Service Center and only by standard United States mail. We may also restrict the transfer privileges of others acting on your behalf, including your agent or an asset allocation or investment advisory service. We may also limit the number of transfers you may make during a calendar year and we may limit the number of times you may transfer Contract Value into particular Subaccounts during a calendar YEAR. Subject to the terms of the Contract, we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners or other holders of the Funds. We will reverse any transactions inadvertently processed in contravention of our restrictions within two days of the date the inadvertently processed transaction occurred.

    Our Disruptive Trading Procedures may vary among the Subaccounts. Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If a Fund refuses a transfer request from us, we may not be able to effect certain allocations or transfers that a Contract Owner has requested. Some Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

    The Funds may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. You should be aware that we currently may not have the contractual obligation or the operational capacity to apply the Funds' excessive trading policies and procedures. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.

    You should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Funds (and thus our Contract Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

    We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Contract Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Contract Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

    If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Fund shares. There may be increased brokerage and administrative costs within the Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among Investment Options available to retirement plan participants.

6. WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD

    You may make a partial withdrawal subject to the restrictions set forth below. You also may withdraw all of the Withdrawal Value and surrender the Contract. You should carefully consider taking partial withdrawals or surrendering your Contract, as the following may apply:

    - You may withdraw up to the Free Withdrawal Amount in any Contract Year and we will not assess a withdrawal charge. However, if you withdraw more than the Free Withdrawal Amount in any Contract Year, the excess amount withdrawn may be subject to a withdrawal charge. We also may assess a withdrawal charge upon surrender of the Contract, although we will first apply the Free Withdrawal Amount. (See "WITHDRAWAL CHARGE")

    - Withdrawals and surrenders may be subject to federal and state income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

    - Partial withdrawals reduce your Contract Value and your death benefit. (See "DEATH BENEFITS") Certain withdrawals also may reduce the value of the guarantees provided by the GLWB Rider. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT")

    - Your ability to withdraw or surrender may be limited by the terms of a qualified plan such as Section 403(b) plans. (See "FEDERAL TAX MATTERS")

    - We may assess the contract fee and a pro rata portion of the GLWB Rider charge upon full surrender. (See "CONTRACT FEE" and "GLWB RIDER CHARGE")

    - We may assess premium taxes on partial withdrawals and surrenders. (See "STATE PREMIUM TAXES")

    You may request a partial withdrawal subject to the following:

    - The partial withdrawal must be at least $500 from each Investment Option from which the withdrawal is requested, or the full amount of the Investment Option, if smaller.

    - You must leave at least $100 in each Investment Option after a withdrawal unless the account is eliminated by the withdrawal.

    - We will limit a withdrawal from the Fixed Account to an amount that equals the Fixed Account Contract Value less Debt, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the withdrawal, and less interest for one calendar year on any loan at the time that you make the withdrawal.

    - At least $500 of Contract Value must remain in the Contract after the withdrawal or we will surrender your Contract (which means that withdrawal charges, federal and state income taxes and tax penalties, and premium taxes may apply).

    - Direct transfers, rollovers, and 1035 exchanges are not permitted if there is an outstanding loan.

    - If you request a withdrawal from a specific Subaccount or from the Fixed Account, we will reduce Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to that Subaccount or to the Fixed Account, in the chronological order in which we received such Purchase Payments in the Contract. Otherwise, withdrawals will reduce Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to all Subaccounts and the Fixed Account in which you have an interest, in the chronological order in which we received such Purchase Payments in the Contract.

    Election to withdraw (including the withdrawal amount) shall be made in writing to us at our Service Center and should be accompanied by the Contract if surrender is requested. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values calculated after we receive the request. If we receive a withdrawal or surrender request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a withdrawal or surrender request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date.

    A participant in the Texas Optional Retirement Program ("ORP") must obtain a certificate of termination from the participant's employer before a Contract can be redeemed. The Attorney General of Texas has ruled that participants in the ORP may redeem their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability. Participants in the Texas Optional Retirement System may transfer their Withdrawal Value to another approved provider as permitted under the Texas Optional Retirement System. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures. Please note that the ORP does not restrict transfers within a Contract, and thus participants are permitted to make transfers of Contract Value among the Investment Options.

    If you elect the GLWB Rider, special withdrawal rules apply. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT")

7. DEATH BENEFITS

    The following section describes the death benefits we currently make available under the Contract if an Owner dies before the Annuity Date. We will calculate the death benefit on the Valuation Date we receive due proof of the Owner's death. Any death benefit payment we make in excess of your Contract Value is subject to our financial strength and claims-paying ability.

STANDARD DEATH BENEFIT

    If you have not elected the Step-Up Death Benefit and an Owner's death occurs prior to the older Owner's 75th birthday, the death benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

    (A) = The Contract Value less Debt, on the Valuation Date we receive due proof of death;

    (B) = The Purchase Payment Value (described below) less Debt, on the Valuation Date we receive due proof of death.

    If you have not elected the Step-Up Death Benefit and an Owner's death occurs on or after the older Owner's 75th birthday, the death benefit will be equal to (A) above, less any premium taxes.

    The Purchase Payment Value on the Date of Issue is equal to the initial Purchase Payment , less any premium taxes. We will increase the Purchase Payment Value by the amount of each subsequent Purchase Payment, less any premium taxes. The Purchase Payment Value after a withdrawal will be equal to the lesser of:

    (a) The Purchase Payment Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes); or

    (b) The Purchase Payment Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor below.

    The Proportional Reduction Factor is equal to (1) divided by (2), where:

       (1) is the Contract Value after the withdrawal, and

       (2) is the Contract Value immediately prior to the withdrawal.

EXAMPLE:

    Contract Value = $80,000

    Purchase Payment Value = $100,000

    Debt = $0

    If a withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes) of $20,000 is taken, we follow the steps below to recalculate the Purchase Payment Value after the withdrawal:

       - STEP 1: We calculate the Contract Value after the withdrawal. This is the Contract Value immediately prior the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes). ($80,000 -
         $20,000 = $60,000)

       - STEP 2: We calculate the Proportional Reduction Factor. The Proportional Reduction Factor is the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal. ($60,000 / $80,000 = 75%)

       - STEP 3: We calculate the Purchase Payment Value after the withdrawal. This is the lesser of:

           (a) The Purchase Payment Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes) = $100,000 - $20,000 = $80,000

           (b) The Purchase Payment Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor =
               $100,000 x 75% = $75,000

       = Lesser of $80,000 and $75,000 = $75,000

    If you elect the GLWB Rider, we may pay a death benefit in excess of the standard death benefit. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT")

STEP-UP DEATH BENEFIT

    We currently offer one optional enhanced death benefit under the Contract--the Step-Up Death Benefit. We may discontinue the offering of the Step-Up Death Benefit at any time. The Step-Up Death Benefit may not be available in all states.

    The calculation of benefits under the Step-Up Death Benefit changes after you attain age 81 and certain increases in benefits cease after that age. Therefore, the Step-Up Death Benefit may not be appropriate depending on your proximity to age 81. Prior to electing the Step-Up Death Benefit, you should carefully consider the benefits available based on your age and consult with your financial adviser to assist you in determining whether to elect the Step-Up Death Benefit.

    You may elect the Step-Up Death Benefit only if the older Owner is age 79 or younger at the Date of Issue. We deduct a daily charge from your Contract Value for the Step-Up Death Benefit equal to 0.20%, on an annual basis. (See "STEP-UP DEATH BENEFIT CHARGE") We do not assess a charge for the Step-Up Death Benefit on amounts allocated to the Fixed Account. You may elect the Step-Up Death Benefit only on the initial Contract application. You cannot elect the Step-Up Death Benefit after the Date of Issue.

    If you elect the Step-Up Death Benefit, the death benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

    (A) = The Contract Value less Debt, on the Valuation Date we receive due proof of death;

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
    (B) = The Step-Up Value (described below) less Debt, on the Valuation Date we receive due proof of death.

    The Step-Up Value on the Date of Issue is equal to the initial Purchase Payment, less any premium taxes. We will increase the Step-Up Value by the amount of each subsequent Purchase Payment, less any premium taxes. The Step-Up Value after a withdrawal will be equal to the lesser of:

    1) The Step-Up Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes); or

    2) The Step-Up Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor below.

       The Proportional Reduction Factor is equal to (a) divided by (b), where:

       a)  is the Contract Value after the withdrawal, and

       b)  is the Contract Value immediately prior to the withdrawal.

    On each Contract Anniversary prior to the older Owner's 81st birthday, we will recalculate the Step-Up Value to equal the greater of:

    1)  The Contract Value on that Contract Anniversary; and

    2)  The current Step-Up Value on that Contract Anniversary.

    If an Owner dies prior to a Contract Anniversary and the Valuation Date we receive due proof of death falls on or after that anniversary, we will not recalculate the Step-Up Value on that anniversary.

    See the "STANDARD DEATH BENEFIT" above for an example of how we adjust the death benefit values for withdrawals.

    You may not terminate the Step-Up Death Benefit once it is in effect. It will remain in force unless it is terminated as set forth below. The Step-Up Death Benefit will automatically terminate on the earliest of:

    1.  the Annuity Date;

    2. the Valuation Date that we receive due proof of death of the Owner (in the case of a spousal continuation, the spouse may elect the Step-Up Death Benefit if we offer it at that time) ; or

    3.  termination or surrender of the Contract.

    All charges for the Step-Up Death Benefit will cease upon termination.

    If you elect the GLWB Rider, we may pay a death benefit in excess of the Step-Up Death Benefit. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT")

PAYMENT OF DEATH BENEFITS

    If there is only one Owner under the Contract, we will pay the death benefit to the Beneficiary upon the death of such Owner before the Annuity Date. Upon the death of a joint Owner before the Annuity Date, we will pay the death benefit to the surviving joint Owner. We will pay the death benefit upon the first to die of any joint Owners.

    If any Owner is not a natural person, we will treat each Annuitant under the Contract as an Owner for death benefit payment purposes and we will pay the death benefit upon the death of any Annuitant. If any Owner is not a natural person, we will treat each Annuitant under the Contract as an

Owner for death benefit payment purposes and we will pay the death benefit of Withdrawal Value upon the change of any Annuitant.

    We will pay the death benefit to the Beneficiary (or joint Owner, if applicable) after we receive due proof of death. We will then have no further obligation under the Contract. The Valuation Date on which we receive all required paperwork is the date the Contract is tendered for redemption and the date for calculation of the benefits.

    Due proof of death means our receipt of a certified death certificate and all necessary claim paperwork, the return of the Contract and such other information we may require to process the death benefit. If we receive due proof of death at our Service Center before the close of business on the Valuation Date, we will calculate the death benefit based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a due proof of death at our Service Center on or after the close of business on the Valuation Date, we will calculate the death benefit based on Accumulation Unit values determined at the end of the next Valuation Date.

    When multiple Beneficiaries are involved, death benefits cannot be determined until we receive the complete death benefit claim in good order, that is, receipt of proper elections from all Beneficiaries as well as proof of death.

    The death benefit may be paid in a lump sum. The Beneficiary (or the surviving joint Owner) may defer this sum for up to five years from the date of death. Instead of a lump sum payment, the Beneficiary or the surviving joint Owner, as the case may be, may elect to have the death benefit distributed as stated in Annuity Option 1 for a period not to exceed the Beneficiary's (or the surviving joint Owner's) life expectancy; or Annuity Option 2 or 3 based upon the life expectancy of the Beneficiary (or the surviving joint Owner) provided with respect to Annuity Option 3 that such life expectancy exceeds the certain period of 10 years. (See "THE ANNUITY PERIOD" for a description of the Annuity Options.) The Beneficiary (or the surviving joint Owner) must make this election within 60 days of the time we receive due proof of death, and distribution under these annuity payment options must commence within one year of the date of death. If the death benefit is requested in a form other than a lump sum and the death benefit is greater than the Contract Value, we will credit the amount of the death benefit that exceeds the Contract Value to the Goldman Sachs VIT Money Market Subaccount. If, however, the Goldman Sachs VIT Money Market Subaccount is not available as an Investment Option under the Contract at that time, then we will credit the death benefit among the Investment Options in the same proportion that the value of each Investment Option bears to the total Contract Value.

    In most cases, when a death benefit is paid in a lump sum, we will pay the death benefit by establishing an interest bearing account for the Beneficiary, in the amount of the death benefit. We will send the Beneficiary a checkbook, and the Beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the account.

    If the Beneficiary is not a natural person, the Beneficiary must elect that the entire death benefit be distributed within five years of your death.

    If your spouse is the only Primary Beneficiary when you die, your surviving spouse may elect to be the successor Owner of the Contract by completing the spousal continuation section of the claim form submitted with due proof of your death. The date of continuance of the Contract will be the Valuation Date we receive due proof of your death. Your surviving spouse will become the Annuitant if no Annuitant is living at the time of your death. Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs.

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    If your surviving spouse elects to become the successor Owner of the
Contract on your death, thereby waiving claim to the death benefit otherwise payable, we will not pay out a death benefit on your death. Instead, we will increase the Contract Value on the Valuation Date we receive due proof of your death to equal the death benefit amount otherwise payable (if the death benefit is greater than the Contract Value), subject to the following:

    - We will credit the amount of the death benefit that exceeds the Contract Value to the Goldman Sachs VIT Money Market Subaccount. If, however, the Goldman Sachs VIT Money Market Subaccount is not available as an Investment Option under the Contract at that time, then we will credit the death benefit among the Investment Options in the same proportion that the value of each Investment Option bears to the total Contract Value.

    - We will terminate the Step-Up Death Benefit if in effect as of the Valuation Date we receive due proof of your death.

    - On the date of continuance, your surviving spouse may elect the Step-Up Death Benefit or any optional enhanced death benefit then offered by us. All such death benefits will be subject to the terms and conditions then in effect at the time of continuance. All charges and benefits will be calculated as if the coverage was issued to the surviving spouse on the date of continuance and the Contract Value on the date of continuance resulted from receipt of an initial Purchase Payment in that amount.

    - We will assess withdrawal charges, if any, only on Purchase Payments (and earnings attributable to those Purchase Payments) we receive after the date of continuance.

    - Any subsequent spouse of the surviving spouse will not be entitled to continue the Contract upon the death of the surviving spouse.

    If any Owner dies on or after the Annuity Date, and before the entire interest in the Contract has been distributed, any remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death.

    In all events, we will pay or apply the Contract's death benefit in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable.

8. NO WITHDRAWAL CHARGE RIDER

    For an additional charge, you may elect the No Withdrawal Charge Rider. You may elect the Rider only on the initial Contract application. You cannot elect the Rider after the Date of Issue. You may not cancel the Rider once it is issued. We may discontinue offering the Rider at any time. The Rider may not be available in all states.

    If you elect this Rider, we will not deduct any withdrawal charge upon partial withdrawal or surrender of the Contract during the Accumulation Period or upon annuitization. (See "WITHDRAWAL CHARGE") We will deduct a daily charge for the Rider from your Contract Value, equal to 0.35%, on an annual basis.

    The Rider will remain in force unless it is terminated as set forth below. The Rider will automatically terminate on the earliest of:

    1.  the Valuation Date as of which the Contract is terminated; or

    2.  the Annuity Date.

    3. the Valuation Date that we receive due proof of death of the Owner (in the case of a spousal continuation, the spouse may elect the Rider if we offer it at that time).

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    Please remember that withdrawals and surrenders will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. Withdrawals also reduce your Contract Value and your death benefit. (See "DEATH BENEFITS") Certain withdrawals also may reduce the value of the guarantees provided by the GLWB Rider. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT") We encourage you to talk to your agent and carefully consider whether the No Withdrawal Charge Rider is right for you.

9. GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER--GLWB PLUS FOR ONE AND GLWB PLUS FOR TWO

    The following are definitions of important terms we use in connection with describing the Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider:

                                  DEFINITIONS

COVERED PERSON is:

    - The person (or persons in the case of GLWB Plus For Two) whose life we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity Date). The Rider's benefits are based on the life of the Covered Person(s). If the Contract is owned by a non-natural person, we will treat the older Annuitant on the Date of Issue as the older Owner for purposes of determining the Covered Person.

MAXIMUM ANNUITY DATE means:

    - The latest Valuation Date on which annuity payments may commence.

GUARANTEED WITHDRAWAL BALANCE means:

    - The total amount we guarantee to be available to you (or your Beneficiary after your death) as Non-Excess Withdrawals or as monthly Settlement Payments if you meet the Rider's conditions.

    - On the Date of Issue, the initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes). See "GUARANTEED AMOUNTS" below for information on how the Guaranteed Withdrawal Balance is affected by Non-Excess and Excess Withdrawals and additional Purchase Payments.

GUARANTEED WITHDRAWAL AMOUNT means:

    - The ANNUAL amount we guarantee to make available for Non-Excess Withdrawals each Contract Year prior to the Lifetime Income Date or to pay in monthly installments as Settlement Payments on and after the Benefit Phase Start Date (if such date occurs before the Lifetime Income Date), until the Guaranteed Withdrawal Balance is reduced to zero.

    - On the Date of Issue, the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance. See "GUARANTEED AMOUNTS" below for information on how the Guaranteed Withdrawal Amount is affected by Non-Excess and Excess Withdrawals and additional Purchase Payments.

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
LIFETIME INCOME BASE means:

    - The amount that is used to determine the Lifetime Income Amount on and after the Lifetime Income Date and the charge for the GLWB Rider.

    - On the Date of Issue, the initial Lifetime Income Base is equal to your initial Purchase Payment (less any premium taxes). See "GUARANTEED AMOUNTS" below for information on how the Lifetime Income Base is affected by Non-Excess and Excess Withdrawals, additional Purchase Payments, and any Bonuses or Step-Ups.

LIFETIME INCOME AMOUNT means:

    - The ANNUAL amount we guarantee to make available for Non-Excess Withdrawals each Contract Year on and after the Lifetime Income Date or to pay in monthly installments as Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity Date), while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later.

    - On the Lifetime Income Date, the initial Lifetime Income Amount is equal to 5% of your Lifetime Income Base on that date (subject to a maximum of $250,000). We do not calculate the Lifetime Income Amount prior to the Lifetime Income Date. See "GUARANTEED AMOUNTS" below for information on how the Lifetime Income Amount is affected by Non-Excess and Excess Withdrawals, additional Purchase Payments, and any Bonuses or Step-Ups.

LIFETIME INCOME DATE means:

    - The Contract Anniversary on or after the Covered Person reaches age 65, or the Date of Issue if the Covered Person is age 65 or older at the time of purchase of the Contract. In the case of GLWB Plus For Two, we use the life of the older Covered Person to determine the Lifetime Income Date. If the older Covered Person dies before the Lifetime Income Date and the surviving Covered Person chooses to continue the Contract, we will use the life of the surviving Covered Person to redetermine the Lifetime Income Date.

GROSS WITHDRAWAL means:

    - The amount of a partial or full withdrawal from the Contract. This amount will be subject to any withdrawal charges, premium taxes, federal and state income taxes and penalty taxes, and, in the case of a full surrender, the contract fee and a pro rata portion of the GLWB Rider charge, as applicable.

NON-EXCESS WITHDRAWAL means a Gross Withdrawal that:

    - does NOT cause total Gross Withdrawals during a Contract Year beginning PRIOR TO the Lifetime Income Date to exceed the Guaranteed Withdrawal Amount; or

    - does NOT cause total Gross Withdrawals during a Contract Year beginning ON OR AFTER the Lifetime Income Date to exceed the Lifetime Income Amount; or

    - is taken under a "life expectancy" program established by us (see "LIFE EXPECTANCY DISTRIBUTIONS" below) if no Gross Withdrawals are taken that are not part of the program. Any Gross Withdrawals that are taken that are not part of the program and any future "life expectancy" program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals.

EXCESS WITHDRAWAL means a Gross Withdrawal that:

    - causes total Gross Withdrawals during a Contract Year beginning PRIOR TO the Lifetime Income Date to exceed the Guaranteed Withdrawal Amount (or if such total withdrawals have already exceeded the Guaranteed Withdrawal Amount); or

    - causes total Gross Withdrawals during a Contract Year beginning ON OR AFTER the Lifetime Income Date to exceed the Lifetime Income Amount (or if such total withdrawals have already exceeded the Lifetime Income Amount).

    - Note: If Gross Withdrawals are currently being taken under a "life expectancy" program established by us (see "LIFE EXPECTANCY DISTRIBUTIONS" below), any Gross Withdrawals that are taken that are not part of the program and any future "life expectancy" program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals.

SETTLEMENT PAYMENTS mean:

    - Payments we make to you on and after the Benefit Phase Start Date or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity Date). These payments may be subject to premium taxes as well as federal and state income taxes and penalty taxes.

BENEFIT PHASE occurs:

    - when the Contract Value is reduced to zero due to:

    - a Non-Excess Withdrawal; OR

    - poor market performance; OR

    - the assessment of Contract fees and charges, including the GLWB Rider charge

    - AND either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after any of the above occurs is greater than zero.

STEP-UP means:

    - An increase in the Lifetime Income Base on certain anniversary dates due to positive market performance as reflected in your Contract Value.

BONUS means:

    - An increase in the Lifetime Income Base if you do not take withdrawals during a specified period of time.

    CURRENTLY, THE GLWB RIDER IS ONLY AVAILABLE TO QUALIFIED CONTRACTS. YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISER PRIOR TO ELECTING THE RIDER FOR FURTHER INFORMATION ON TAX RULES AFFECTING QUALIFIED CONTRACTS, INCLUDING IRAS.

    If you are concerned that poor investment performance in the Subaccounts may adversely impact the amount of money you can withdraw from your Contract, we offer for an additional charge an

                                       42
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optional Guaranteed Lifetime Withdrawal Benefit Rider ("GLWB Rider"). In
general, and subject to certain conditions, the GLWB Rider guarantees the following:

    1. Prior to the Lifetime Income Date: We will make the GUARANTEED WITHDRAWAL AMOUNT available for Non-Excess Withdrawals each Contract Year or we will pay it in monthly installments as Settlement Payments if your Contract enters the Benefit Phase before the Lifetime Income Date, until the Guaranteed Withdrawal Balance is reduced to zero. If you limit your withdrawals to Non-Excess Withdrawals, we will only decrease the Guaranteed Withdrawal Balance by the amount of each withdrawal and we will not decrease the Guaranteed Withdrawal Amount. If you begin receiving monthly Settlement Payments, we will reduce the Guaranteed Withdrawal Balance by the amount of each payment. Your initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes). Your initial Guaranteed Withdrawal Amount is equal to 5% of your initial Guaranteed Withdrawal Balance.

    2.  If your Contract Value is greater than zero on the Lifetime Income Date:
       We will make the LIFETIME INCOME AMOUNT available for Non-Excess Withdrawals each Contract Year on and after the Lifetime Income Date (if you have not annuitized your Contract) or we will pay it in monthly installments as Settlement Payments on and after the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity
       Date) or if your Contract enters the Benefit Phase prior to the Maximum Annuity Date. This guarantee applies on and after the Lifetime Income Date, while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later. If you limit your withdrawals to Non-Excess Withdrawals, we will only decrease the Guaranteed Withdrawal Balance by the amount of each withdrawal and we will not decrease the Lifetime Income Amount. If you begin receiving monthly Settlement Payments, we will reduce the Guaranteed Withdrawal Balance by the amount of each payment.

    3. After the Covered Person's death (or the death of the last surviving Covered Person in the case of the GLWB Plus for Two), your Beneficiary will receive the remaining Guaranteed Withdrawal Balance as a lump sum death benefit (if greater than the standard death benefit or any optional death benefit you elected) in certain cases or in monthly installments as Settlement Payments (until the Guaranteed Withdrawal Balance is reduced to zero) in others. This guarantee applies even if the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) on or after the Maximum Annuity Date, if you elect the GLWB Rider annuitization option on the Maximum Annuity Date.

    The Guaranteed Withdrawal Amount is only available prior to the Lifetime Income Date. The Lifetime Income Amount is only available on and after the Lifetime Income Date (if your Contract Value is greater than zero on the Lifetime Income Date). If you take ANY withdrawals prior to the Lifetime Income Date, the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount that was previously available. If we increase the Lifetime Income Base for a Bonus or a Step-Up, we will increase the Lifetime Income Amount and it may be higher than the Guaranteed Withdrawal Amount that was previously available.

    As described in more detail below, we will increase the Guaranteed Withdrawal Balance, Lifetime Income Base, and Lifetime Income Amount (on or after the Lifetime Income Date) when you make additional Purchase Payments, subject to limits. As described in more detail below, we may increase the Guaranteed Withdrawal Amount (prior to the Lifetime Income Date) when you make additional Purchase Payments.

    We make the above guarantees subject to the rules below:

    a)  You limit your withdrawals each Contract Year to Non-Excess Withdrawals.

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
    b)  You do not annuitize under one of the Annuity Options in the Contract.

    c)  You do not terminate or surrender the Contract.

    d)  There is no divorce prior to the Benefit Phase Start Date

    e) In the case of the GLWB Plus For One, a Non-Qualified Contract with joint Owners must be continued if the Owner who is not the Covered Person dies.

    f) In the case of the GLWB Plus For Two, if a Covered Person who is an Owner dies, the other Covered Person (if living) must continue the Contract.

THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT DOES NOT GUARANTEE CONTRACT VALUE OR THE PERFORMANCE OF ANY INVESTMENT OPTION

    IMPORTANT: We offer two coverage options: where the GLWB Rider covers one Covered Person ("GLWB Plus For One") and where the GLWB Rider covers two Covered Persons ("GLWB Plus For Two"). If both Owners of a Non-Qualified Contract are spouses, or if there is one Owner and a spouse who is the sole Beneficiary, you must choose whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the GLWB Rider charge and whether the guarantees provided by the GLWB Rider will continue for the life of the surviving spouse.

IMPORTANT CONSIDERATIONS

    THE ADDITION OF THE GLWB RIDER TO YOUR CONTRACT MAY NOT BE IN YOUR INTEREST SINCE AN ADDITIONAL MONTHLY CHARGE IS IMPOSED FOR THIS BENEFIT AND THE COVERED PERSON(S) MUST REACH THE LIFETIME INCOME DATE AND REMAIN LIVING TO RECEIVE CERTAIN BENEFITS. SINCE THE WITHDRAWAL BENEFIT OF THE GLWB RIDER IS ACCESSED THROUGH REGULAR NON-EXCESS WITHDRAWALS, THE GLWB RIDER MAY NOT BE APPROPRIATE FOR OWNERS WHO DO NOT FORESEE A NEED FOR LIQUIDITY AND WHOSE PRIMARY OBJECTIVE IS TO TAKE MAXIMUM ADVANTAGE OF THE TAX DEFERRAL ASPECT OF THE CONTRACT. CERTAIN QUALIFIED CONTRACTS MAY HAVE WITHDRAWAL RESTRICTIONS WHICH MAY LIMIT THE BENEFIT OF THE RIDER. YOU SHOULD CONSULT WITH YOUR TAX AND FINANCIAL PROFESSIONALS ON THIS MATTER, AS WELL AS OTHER TAX MATTERS ASSOCIATED WITH THE GLWB RIDER, AND DETERMINE WHETHER THE GLWB RIDER IS SUITABLE FOR YOU.

    ALSO, THE GLWB RIDER LIMITS THE INVESTMENT OPTIONS OTHERWISE AVAILABLE UNDER THE CONTRACT AND CONTAINS AGE CAPS, PURCHASE PAYMENT LIMITATIONS, AND RESTRICTIONS ON AN OWNER'S RIGHTS AND BENEFITS AT CERTAIN AGES AND VALUES. YOU SHOULD CAREFULLY CONSIDER EACH OF THESE FACTORS BEFORE DECIDING IF THE GLWB RIDER IS SUITABLE FOR YOUR NEEDS, ESPECIALLY AT OLDER AGES.

    Please carefully consider the following before electing the GLWB Rider:

    - All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit. Federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner(s) reach(es) age 59 1/2.

    - You may only allocate Purchase Payments and transfer Contract Value among certain Investment Options (see "INVESTMENT OPTION RESTRICTIONS" below).

    - We impose additional limitations on Purchase Payments (see "MAKING ADDITIONAL PURCHASE PAYMENTS" below).

    - You may not cancel the Rider once it is issued.

    - You will begin paying the GLWB Rider charge as of the first Monthiversary following the Date of Issue, even if you do not begin taking withdrawals for many years. If you choose not to take withdrawals, we will not refund the GLWB Rider charge.

    - Unless the sole Owner is a non-natural person, the Owner and Annuitant must be the same individual (additional Annuitants are not permitted), and if your Contract has joint Owners, each Owner must be an Annuitant.

    - You cannot change or add any Owner, joint Owner, Annuitant, or joint Annuitant, unless such change is permitted by us in connection with death or divorce. If you elect GLWB Plus For Two, or you elect GLWB Plus For One and your Contract has joint Owners, you also cannot change or add any Beneficiary, unless such change is permitted by us in connection with death or divorce.

    - There are restrictions regarding who may be named as an Owner, joint Owner, Annuitant, joint Annuitant, and Beneficiary (see "NAMING OF OWNERS, ANNUITANTS, AND BENEFICIARIES" below).

    - Any Settlement Payments that we make are subject to our financial strength and claims-paying ability.

    YOU SHOULD NOT PURCHASE THE GLWB RIDER IF:

    - you expect to take Excess Withdrawals because such Excess Withdrawals may significantly reduce or eliminate the value of the guarantees provided by the Rider; or

    - you do not expect to begin taking Non-Excess Withdrawals before the Annuity Date.

PURCHASING THE GLWB RIDER

    Currently, the GLWB Rider is only available to Qualified Contracts. You may elect the Rider only on the initial Contract application. You cannot elect the Rider after the Date of Issue.

    In the case of GLWB Plus For One, you may only elect the Rider if the Covered Person has not attained age 76. In the case of joint Owners, the age of the older Owner determines eligibility. Where the Owner is a non-natural person, we determine eligibility by the age of the older Annuitant on the Date of Issue.

    In the case of GLWB Plus For Two, you may only elect the Rider if the older Covered Person has not attained age 76. Also, both Covered Persons must have birthdates less than 6 years apart from each other. For example, assume you purchase a Contract on November 1, 2007 and you wish to select GLWB Plus For
Two:

    - EXAMPLE 1: You are born July 1, 1942 and your spouse is born June 1, 1948. Since your birthdates are 5 years and 11 months apart, you may elect GLWB Plus For Two.

    - EXAMPLE 2: You are born July 1, 1942 and your spouse is born August 1, 1948. Since your birthdates are 6 years and 1 month apart, you may NOT elect GLWB Plus For Two.

    We require due proof of age before issuing the Rider. We reserve the right to accept or refuse to issue the GLWB Rider at our sole discretion. We may discontinue offering the Rider at any time. The Rider may not be available in all states.

COVERED PERSONS

    If both Owners of a Non-Qualified Contract are spouses, or if there is one Owner and a spouse who is the sole Beneficiary, you must choose whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the GLWB Rider charge and whether the guarantees provided by the GLWB Rider will continue for the life of the surviving spouse. You must choose either the GLWB Plus For One or the GLWB Plus For Two when you elect the GLWB Rider.

    In the case of GLWB Plus For One, the Covered Person is the person whose life we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the

Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity Date). If there is more than one Owner, the Covered Person will be the older Owner on the Date of Issue. If the Contract is owned by a non-natural person, we will treat the older Annuitant on the Date of Issue as the older Owner for purposes of determining the Covered Person.

    In the case of GLWB Plus For Two, you and your spouse will be the Covered Persons whose lives we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity Date).

    We determine the Covered Person(s) at the time you elect the Rider. A Covered Person cannot be added or changed after the Date of Issue.

NAMING OF OWNERS, ANNUITANTS, AND BENEFICIARIES

    Unless the sole Owner is a non-natural person, the Owner and Annuitant must be the same individual (additional Annuitants are not permitted), and if your Contract has joint Owners, each Owner must be an Annuitant. If the Owner is a non-natural person, we will treat each Annuitant as an Owner under the GLWB Rider, and all Owner provisions and restrictions apply to such Annuitants.

    You cannot change or add any Owner, joint Owner, Annuitant, or joint Annuitant, unless such change is permitted by us in connection with death or divorce. If you elect GLWB Plus For Two, or you elect GLWB Plus For One and your Contract has joint Owners, you also cannot change or add any Beneficiary, unless such change is permitted by us in connection with death or divorce.

IF YOU DO NOT HAVE A SPOUSE ON THE DATE OF ISSUE:

       - You may only elect GLWB Plus For One. You must be named as the sole Owner, and any Beneficiary may be named. You will be the Covered Person.

IF YOU HAVE A SPOUSE ON THE DATE OF ISSUE:

    For Qualified Contracts:

           - Under the Code, only one spouse may be named as the sole Owner.

           - If you elect GLWB Plus For One, any Beneficiary may be named (spouse or non-spouse). The Covered Person will be the sole Owner.

           - If you elect GLWB Plus For Two, the other spouse must be named as the sole Beneficiary. The Covered Persons will be the sole Owner and the sole Beneficiary.

    For Non-Qualified Contracts, you must choose one of the following options:

       1)  one spouse is named as the sole Owner

               - If you elect GLWB Plus For One, any Beneficiary may be named
                 (spouse or non-spouse). The Covered Person will be the sole Owner.

               - If you elect GLWB Plus For Two, the other spouse must be named as the sole Beneficiary. The Covered Persons will be the sole Owner and the sole Beneficiary.

       OR:

       2)  both spouses are named as joint Owners and Beneficiaries

               - If you elect GLWB Plus For One, the Covered Person will be the older Owner

               - If you elect GLWB Plus For Two, the Covered Persons will be both Owners.

A spouse must qualify as a "spouse" under the Code.

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
INVESTMENT OPTION RESTRICTIONS

    If you elect the GLWB Rider, you may only allocate your Purchase Payments and transfer your Contract Value among the following Investment Options:

    - Goldman Sachs Balanced Strategy Portfolio (Class A)

    - Goldman Sachs Growth and Income Strategy Portfolio (Class A)

    - Goldman Sachs Growth Strategy Portfolio (Class A)

    - Goldman Sachs VIT Money Market Fund (Service Shares)

    YOU MAY NOT ALLOCATE ANY PORTION OF YOUR PURCHASE PAYMENTS OR CONTRACT VALUE TO ANY INVESTMENT OPTION NOT LISTED ABOVE. YOU MAY NOT ALLOCATE PURCHASE PAYMENTS OR TRANSFER CONTRACT VALUE TO THE FIXED ACCOUNT.

    You should consult with your financial adviser to assist you in determining whether the Investment Options available with the GLWB Rider are best suited for your financial needs and risk tolerance. We reserve the right to impose additional restrictions on Investment Options at any time.

GLWB RIDER CHARGE

    We assess an additional monthly charge for the GLWB Rider that compensates us for the costs and risks we assume in providing the benefits under the Rider.

    - In the case of GLWB Plus For One, on the Date of Issue, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to 0.50% of the Lifetime Income Base on that Monthiversary.

    - In the case of GLWB Plus For Two, on the Date of Issue, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to 0.75% of the Lifetime Income Base on that Monthiversary.

    WE RESERVE THE RIGHT TO INCREASE THE GLWB RIDER CHARGE ON THE EFFECTIVE DATE OF EACH STEP-UP. WE GUARANTEE, HOWEVER, THAT THE MONTHLY GLWB RIDER CHARGE WILL NEVER EXCEED 1.00% FOR GLWB PLUS FOR ONE OR 1.50% FOR GLWB PLUS FOR TWO, OF THE LIFETIME INCOME BASE ON EACH MONTHIVERSARY. If we decide to increase the GLWB Rider charge at the time of a Step-Up, then you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up by notifying us at our Service Center in writing.

    We will deduct a pro rata share of the monthly GLWB Rider charge from the amount otherwise due:

    1) If you take an Excess Withdrawal on any date other than a Monthiversary and such withdrawal reduces the Contract Value to zero.

    2)  On the Annuity Date.

    3)  Upon surrender of the Contract.

All charges for the GLWB Rider will cease upon termination (see "TERMINATING THE GLWB RIDER" below).

    When we deduct the charge for the GLWB Rider , we will reduce Purchase Payments (and earnings attributable to those Purchase Payments) in the chronological order in which we received such Purchase Payments.

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
GUARANTEED AMOUNTS

    THE GUARANTEED WITHDRAWAL BALANCE. On the Date of Issue, the initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes). Your Guaranteed Withdrawal Balance can never be more than $5 million. Your Guaranteed Withdrawal Balance will never be less than zero.

    THE LIFETIME INCOME BASE. On the Date of Issue, the initial Lifetime Income Base is equal to your initial Purchase Payment (less any premium taxes). The amount of the GLWB Rider charge and the Lifetime Income Amount will increase if the Lifetime Income Base increases. Your Lifetime Income Base can never be more than $5 million. Your Lifetime Income Base will never be less than zero.

NOTE: The Guaranteed Withdrawal Balance and Lifetime Income Base are not cash values or surrender values, are not available to Owners, are not minimum returns for any Subaccount, and are not guarantees of any Contract Value.

    THE GUARANTEED WITHDRAWAL AMOUNT. On the Date of Issue, the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance. Your Guaranteed Withdrawal Amount can never be more than $250,000.

    THE LIFETIME INCOME AMOUNT. On the Lifetime Income Date, the initial Lifetime Income Amount is equal to 5% of your Lifetime Income Base on that date. We do not calculate the Lifetime Income Amount prior to the Lifetime Income Date. Your Lifetime Income Amount can never be more than $250,000.

NOTE: If you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the previously available Guaranteed Withdrawal Amount.

    Non-Excess Withdrawals, Excess Withdrawals, additional Purchase Payments, Bonuses, and Step-Ups may have an effect on the value of the Guaranteed Withdrawal Balance, the Lifetime Income Base, the Guaranteed Withdrawal Amount, and the Lifetime Income Amount, as follows:

IF:                                 THEN:
You take a Non-Excess               - we will decrease your Guaranteed Withdrawal Balance;
Withdrawal                          - prior to the Lifetime Income Date:

                                    - we will decrease your Lifetime Income Base; and

                                    - we will not change your Guaranteed Withdrawal Amount;

                                    - on or after the Lifetime Income Date:

                                    - we will not change your Lifetime Income Base; and

                                    - we will not change your Lifetime Income Amount.

                                    (See "TAKING WITHDRAWALS" below)

You take an Excess Withdrawal       - we will decrease your Guaranteed Withdrawal Balance;

                                    - we will decrease your Lifetime Income Base;

                                    - prior to the Lifetime Income Date:

                                    - we will decrease your Guaranteed Withdrawal Amount;

                                    - on or after the Lifetime Income Date:

                                    - we will decrease your Lifetime Income Amount.

                                    (See "TAKING WITHDRAWALS" below)

IF:                                 THEN:
You make an additional              - we will increase your Guaranteed Withdrawal Balance;
Purchase Payment                    - we will increase your Lifetime Income Base;

                                    - prior to the Lifetime Income Date:

                                    - we will recalculate your Guaranteed Withdrawal Amount;

                                    - on or after the Lifetime Income Date:

                                    - we will increase your Lifetime Income Amount.

                                    (See "MAKING ADDITIONAL PURCHASE PAYMENTS" below)
We apply a Bonus and/or             - we will not change your Guaranteed Withdrawal Balance;
Step-Up                             - we will not change your Guaranteed Withdrawal Amount;

                                    - we will increase your Lifetime Income Base; and

                                    - on or after the Lifetime Income Date:

                                    - we will increase your Lifetime Income Amount;

                                    (See "BONUS" and "STEP-UP" below)

TAKING WITHDRAWALS

IMPORTANT CONSIDERATIONS

    You may be assessed charges and penalties if you take withdrawals:

    - Although we currently do not assess a withdrawal charge on Non-Excess Withdrawals, we reserve the right to do so (unless you have elected the No Withdrawal Charge Rider for an additional charge). We will assess a withdrawal charge on Excess Withdrawals if such withdrawals would otherwise be subject to a withdrawal charge. If we assess a withdrawal charge on a Non-Excess Withdrawal or an Excess Withdrawal, we will calculate and impose the charge in the same manner that we would for any partial withdrawal. All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, will reduce the remaining Free Withdrawal Amount in any Contract Year. (See "WITHDRAWAL CHARGE" and "NO WITHDRAWAL CHARGE RIDER")

    - All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit. Federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner(s) reach(es) age 59 1/2. (See "FEDERAL TAX MATTERS")

    You should carefully consider when to begin taking Non-Excess Withdrawals.

    - You may reduce the value of the guarantees provided by the GLWB Rider, depending on when you begin taking Non-Excess Withdrawals. For example, because Non-Excess Withdrawals taken prior to the Lifetime Income Date reduce your Lifetime Income Base, such withdrawals will result in a lower initial Lifetime Income Amount (when calculated on the Lifetime Income
      Date).

    - If you delay taking Non-Excess Withdrawals, you may be paying for a benefit you are not using.

    Please consult your financial adviser as to the appropriate time for you to begin taking Non-Excess Withdrawals.

NON-EXCESS WITHDRAWALS

IF:                                 THEN:

You take a Non-Excess               1. We will decrease the Guaranteed Withdrawal Balance by
Withdrawal prior to the             the amount of the withdrawal.
Lifetime Income Date:               2. We will decrease the Lifetime Income Base to equal the
                                    GREATER of:
                                    - the Lifetime Income Base immediately amount prior to the withdrawal minus the of the withdrawal; OR

                                    - the Lifetime Income Base immediately prior to the
                                    withdrawal multiplied by the Proportional Reduction Factor.

                                    3. Your Guaranteed Withdrawal Amount will not change.

                                    THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR CONTRACT
                                    VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR CONTRACT VALUE
                                    IMMEDIATELY PRIOR THE WITHDRAWAL.

IF:                                 THEN:
You take a Non-Excess               1. We will decrease the Guaranteed Withdrawal Balance by
Withdrawal on or after the          the amount of the withdrawal.
Lifetime Income Date:               2. Your Lifetime Income Base will not change.

                                    3. Your Lifetime Income Amount will not change.

    THE LIFETIME INCOME AMOUNT MAY BE LESS THAN THE GUARANTEED WITHDRAWAL AMOUNT PREVIOUSLY AVAILABLE IF YOU TAKE ANY WITHDRAWALS BEFORE YOUR LIFETIME INCOME DATE.

NOTE: If you choose to receive only a part of, or none of, your Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable, in any given Contract Year, you should understand that annual Non-Excess Withdrawals are not cumulative. You cannot carry over any unused Non-Excess Withdrawals to any future Contract Years.

EXCESS WITHDRAWALS

IF:                                 THEN:
You take an Excess Withdrawal       1. We will decrease the Guaranteed Withdrawal Balance to
prior to the Lifetime Income        equal the LESSER of:
Date:                               - the Guaranteed Withdrawal Balance immediately prior to
                                    the withdrawal minus the amount of the withdrawal; OR

                                    - the Guaranteed Withdrawal Balance immediately prior to
                                    the withdrawal multiplied by the Proportional Reduction
                                      Factor.

                                    2. We will decrease the Guaranteed Withdrawal Amount to
                                    equal the Guaranteed Withdrawal Amount immediately prior to the withdrawal multiplied by the Proportional Reduction
                                    Factor.

                                    3. We will decrease the Lifetime Income Base to equal the
                                    Lifetime Income Base immediately prior to the withdrawal
                                    multiplied by the Proportional Reduction Factor.

                                    THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR CONTRACT
                                    VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR CONTRACT VALUE
                                    IMMEDIATELY PRIOR THE WITHDRAWAL.

IF:                                 THEN:
You take an Excess Withdrawal       1. We will decrease the Guaranteed Withdrawal Balance to
on or after the Lifetime            equal the LESSER of:
Income Date:                        - the Guaranteed Withdrawal Balance immediately prior to
                                    the withdrawal minus the amount of the withdrawal; OR

                                    - the Guaranteed Withdrawal Balance immediately prior to
                                    the withdrawal multiplied by the Proportional Reduction
                                      Factor.

                                    2. We will decrease the Lifetime Income Base to equal the
                                    Lifetime Income Base immediately prior to the withdrawal
                                    multiplied by the Proportional Reduction Factor.

                                    3. We will decrease the Lifetime Income Amount to equal 5%
                                    of the new Lifetime Income Base.

                                    THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR CONTRACT
                                    VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR CONTRACT VALUE
                                    IMMEDIATELY PRIOR THE WITHDRAWAL.

    THE GLWB RIDER IS DESIGNED FOR YOU TO TAKE NON-EXCESS WITHDRAWALS EACH CONTRACT YEAR. YOU SHOULD NOT PURCHASE THE GLWB RIDER IF YOU INTEND TO TAKE EXCESS WITHDRAWALS.

    - EXCESS WITHDRAWALS COULD REDUCE YOUR GUARANTEED WITHDRAWAL BALANCE AND LIFETIME INCOME BASE BY SUBSTANTIALLY MORE THAN THE ACTUAL AMOUNT OF THE WITHDRAWAL. THIS MEANS THAT THE AMOUNT OF TOTAL GROSS WITHDRAWALS YOU MAKE AND/OR MONTHLY SETTLEMENT PAYMENTS YOU RECEIVE UNDER THE RIDER COULD BE LESS THAN THE TOTAL OF YOUR PURCHASE PAYMENTS (LESS ANY PREMIUM TAXES).

    - EXCESS WITHDRAWALS MAY REDUCE OR EVEN ELIMINATE YOUR FUTURE GUARANTEED WITHDRAWAL AMOUNT AND FUTURE LIFETIME INCOME AMOUNT.

    - WE WILL SURRENDER YOUR CONTRACT, AND YOU WILL LOSE THE GUARANTEES PROVIDED BY THE GLWB RIDER, IF YOUR CONTRACT VALUE IS REDUCED TO ZERO DUE TO EXCESS WITHDRAWALS. YOU WILL NOT RECEIVE ANY FURTHER BENEFITS UNDER THE GLWB RIDER.

MAKING ADDITIONAL PURCHASE PAYMENTS

    You may make additional Purchase Payments at any time prior to the earlier of the Benefit Phase Start Date or the Covered Person's 76th birthday (or the older Covered Person's 76th birthday in the case of GLWB Plus For Two), subject to the limitations discussed below.

    PURCHASE PAYMENTS PRIOR TO THE LIFETIME INCOME DATE. If we receive a Purchase Payment prior to the Lifetime Income Date, we will increase the Guaranteed Withdrawal Balance and the Lifetime Income Base by the amount of the Purchase Payment (less any premium taxes) (subject to a maximum limit of $5 million).

    We also will recalculate the Guaranteed Withdrawal Amount to equal the greater of:

       - the Guaranteed Withdrawal Amount immediately before the Purchase Payment; or

       - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment.

    PURCHASE PAYMENTS ON OR AFTER THE LIFETIME INCOME DATE. If we receive a Purchase Payment on or after the Lifetime Income Date, we will increase the Guaranteed Withdrawal Balance and the Lifetime Income Base by the amount of the Purchase Payment (less any premium taxes) (subject to a maximum limit of $5 million).

    On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to our receipt of a Purchase Payment. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base following the Purchase Payment.

    PURCHASE PAYMENT LIMITATIONS.  Please note the following limits on Purchase
Payments:

       - We reserve the right to refuse to accept additional Purchase Payments at any time to the extent permitted in the state we issue your Contract.

       - You must obtain our prior approval if your Contract Value immediately following an additional Purchase Payment would exceed $1,000,000. We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation.

       - We will not accept an additional Purchase Payment on or after the first Contract Anniversary without our prior approval if the total of your Purchase Payments on and after the first Contract Anniversary would exceed $100,000. If you own a Qualified Contract, we will waive our requirement for prior approval of any Purchase Payments made in connection with a systematic investment program approved by us. We will aggregate multiple Contracts you own for purposes of the $100,000 limitation.

    All other limitations on Purchase Payments, as set forth in "Purchase Payments," also apply. We reserve the right to impose additional limitations on Purchase Payments at any time.

BONUS

    A Bonus is available for a limited time (the "Bonus Period"). The Bonus is an incentive for you to defer taking withdrawals until after the Bonus Period. The Bonus Period begins on the first Contract Anniversary and ends on the earlier of:

    - the 10th Contract Anniversary; or

    - the Contract Anniversary immediately following the Contract Year in which the Covered Person (or the older original Covered Person in the case of GLWB Plus For Two) reaches age 80.

    If you have never taken a withdrawal, we will increase the Lifetime Income Base by a Bonus on each Contract Anniversary during the Bonus Period (subject to the maximum Lifetime Income Base limit of $5 million). Each time you qualify for a Bonus, we will increase the Lifetime Income Base by an amount equal to 5% multiplied by total Purchase Payments (less any premium taxes).

    On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to a Bonus. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base after the Bonus.

    We will apply any Bonus before we determine if a Step-Up applies on any Contract Anniversary.

    Once you take a withdrawal, we will not apply any future Bonuses to the Lifetime Income Base.

NOTE: A Bonus increases the Lifetime Income Base, but it is not available in cash and has no effect on your Contract Value.

STEP-UP

    If your Contract Value on any "Step-Up Date" during the "Step-Up Period" is greater than the Lifetime Income Base on that date, we will automatically increase your Lifetime Income Base to equal the Contract Value (subject to the maximum Lifetime Income Base limit of $5 million).

    On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to a Step-Up. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base following the Step-Up.

    We will apply any Bonus before we determine if a Step-Up applies on any Contract Anniversary.

    STEP-UP PERIOD. The Step-Up Period begins on the Date of Issue and ends on the Contract Anniversary immediately following the Contract Year in which the Covered Person (or the older original Covered Person in the case of GLWB Plus For Two) reaches age 90. NO STEP-UPS WILL OCCUR AFTER THE END OF THE STEP-UP PERIOD.

    STEP-UP DATES. During the Step-Up Period, we schedule the Step-Up Dates for the 3rd, 6th, and 9th Contract Anniversary after the Date of Issue and every Contract Anniversary thereafter (E.G., the 10th, 11th, 12th, etc.) while the GLWB Rider is in effect, and on the Lifetime Income Date.

    INCREASE IN GLWB RIDER CHARGE: If we Step-Up the Lifetime Income Base, we reserve the right to increase the monthly GLWB Rider charge up to a maximum of 1.00% for GLWB Plus For One or 1.50% for GLWB Plus For Two, on an annual basis, of the Lifetime Income Base on each Monthiversary (see "GLWB RIDER CHARGE" above). If we decide to increase the GLWB Rider charge at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up by notifying us at our Service Center in writing.

    If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Lifetime Income Base within 30 days of subsequent Step-Up Dates by submitting a written request to our Service Center. If you decide to Step-Up the Lifetime Income Base, we will thereafter resume automatic Step-Ups.

BENEFIT PHASE

    The Contract enters the Benefit Phase IF:

    - the Contract Value is reduced to zero due to:

       - a Non-Excess Withdrawal; OR

       - poor market performance; OR

       - the assessment of Contract fees and charges, including the GLWB Rider charge

    - AND either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after any of the above occurs is greater than zero.

    The date the Contract enters the Benefit Phase is called the Benefit Phase Start Date.

    Note that the Contract will only be eligible to enter the Benefit Phase if:

    - In the case of GLWB Plus For One:

       1. the Covered Person was the sole Owner on the Date of Issue and the Covered Person lives until the Benefit Phase Start Date; OR

       2. both Owners live until the Benefit Phase Start Date (in the case of a Non-Qualified Contract with joint Owners); or

       3. a Non-Qualified Contract with joint Owners is continued if the Owner who is not a Covered Person dies, and the Covered Person then lives until the Benefit Phase Start Date.

    - In the case of GLWB Plus For Two:

       1.  both Covered Persons live until the Benefit Phase Start Date; OR

       2. a Covered Person who is not an Owner dies and the surviving Covered Person lives until the Benefit Phase Start Date; OR

       3. the Contract is continued after the death of an Owner and the surviving Covered Person then lives until the Benefit Phase Start Date.

    On the Benefit Phase Start Date we will terminate the GLWB Rider and all other rights and benefits under the Contract, including death benefits and any additional riders. We will not accept additional Purchase Payments and we will not deduct the GLWB Rider charge after the Benefit Phase Start Date.

    During the Benefit Phase, we will pay you monthly Settlement Payments. Total monthly Settlement Payments received in the Benefit Phase (by you or your Beneficiary) will not be less than the Guaranteed Withdrawal Balance on the Benefit Phase Start Date, unless your Beneficiary chooses to commute any remaining monthly Settlement Payments on the death of the Covered Person (or the death of the last surviving Covered Person in the case of GLWB Plus For Two).

    NOTE: If the Benefit Phase Start Date occurs before the Lifetime Income Date, monthly Settlement Payments will continue until the Guaranteed Withdrawal Balance is reduced to zero. You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is reduced to zero after the first monthly Settlement Payment. If the Benefit Phase Start Date occurs on or after the Lifetime Income Date, monthly Settlement Payments will continue while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later. You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is equal to zero on the Benefit Phase Start Date (or is reduced to zero after the first monthly Settlement Payment) and the Covered Person dies (or last surviving Covered Person dies in the case of GLWB Plus for Two) before the next monthly Settlement Payment.

    Changes to Owners and Beneficiaries on and after the Benefit Period Start Date are subject to the same restrictions that would apply if the Contract entered the Annuity Period. (See "OWNERS, ANNUITANTS, AND BENEFICIARIES")

IF THE BENEFIT PHASE START DATE OCCURS BEFORE THE LIFETIME INCOME DATE:

    If the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is less than or equal to $2,000:

    - The first and only Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the Guaranteed Withdrawal Balance.

    If the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is greater than $2,000:

    - The first monthly Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the lesser of:

       - the Guaranteed Withdrawal Amount minus total Gross Withdrawals taken during the current Contract Year (but in no event less than zero) plus the Guaranteed Withdrawal Amount divided by twelve; or

       - the Guaranteed Withdrawal Balance.

    - We will decrease the Guaranteed Withdrawal Balance by the amount of the first monthly Settlement Payment. If the Guaranteed Withdrawal Balance following the first monthly Settlement Payment is greater than zero, we will pay you recurring monthly Settlement Payments (beginning one month after the Benefit Phase Start Date) equal to the Guaranteed Withdrawal Amount divided by twelve, and we will reduce the Guaranteed Withdrawal Balance by the amount of each payment until the Guaranteed Withdrawal Balance is equal to zero. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. The last monthly Settlement Payment may be less than the remaining Guaranteed Withdrawal Amount divided by twelve.

       EXAMPLE:

       If:  The Guaranteed Withdrawal Balance on the Benefit Phase Start Date =
           $20,100
           The Guaranteed Withdrawal Amount = $6,000
           Total Gross Withdrawals taken during the current Contract Year =
           $3,000

           The first monthly Settlement Payment will be equal to $3,500 (= Minimum ($20,100, $6,000 - $3,000 + ($6,000 / 12))). The Guaranteed
           Withdrawal Balance after the first monthly Settlement Payment will be equal to $16,600 (= $20,100 - $3,500). Thereafter, we will pay you monthly Settlement Payments of $500 (= $6,000 / 12), and we will reduce the Guaranteed Withdrawal Balance by $500 for each monthly Settlement Payment, until the Guaranteed Withdrawal Balance is reduced to zero. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $20,100 - 1 x $3,500 - 33 x $500) after the 34th payment. Therefore, the last monthly Settlement Payment (the 35th payment) will be equal to $100.

    - If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.

IF THE BENEFIT PHASE START DATE OCCURS ON OR AFTER THE LIFETIME INCOME DATE:

    - The first monthly Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the Lifetime Income Amount minus total Gross Withdrawals taken during the current Contract Year (but in no event less than zero) plus the Lifetime Income Amount divided by twelve.

    - You will then receive recurring monthly Settlement Payments (beginning one month after the Benefit Phase Start Date) for the rest of the Covered Person's life (or the last surviving Covered Person's life in the case of GLWB Plus For Two) equal to the Lifetime Income Amount divided by twelve. We will reduce the Guaranteed Withdrawal Balance by the amount of each monthly Settlement Payment we make to you. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. The last monthly Settlement Payment may be less than the Lifetime Income Amount divided by twelve.

       EXAMPLE:

       If:  The Guaranteed Withdrawal Balance on the Benefit Phase Start Date =
           $20,100
           The Lifetime Income Amount = $6,000
           Total Gross Withdrawals taken during the current Contract Year =
           $3,000

           The first monthly Settlement Payment will be equal to $3,500 (= Minimum ($20,100, $6,000 - $3,000 + ($6,000 / 12)). The Guaranteed
           Withdrawal Balance after the first monthly Settlement Payment will be equal to $16,600 (= $20,100 - $3,500). Thereafter, we will pay you monthly Settlement Payments of $500 (= $6,000 / 12) for the rest of the Covered Person's life (or for the rest of the last surviving Covered Person's life in the case of GLWB Plus For Two). We will reduce the Guaranteed Withdrawal Balance by $500 for each of these payments as we make them. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to your Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $20,100 - 1 x $3,500 - 33 x $500) after the 34th payment. If the
           Covered Person has died (or if the last surviving Covered Person has died in the case of GLWB Plus For Two) before the 35th payment, the last monthly Settlement Payment (the 35th payment) will be equal to $100, otherwise we will continue to make monthly Settlement Payments of $500 until the Covered Person's death (or the last surviving Covered Person's death in the case of GLWB Plus For Two).

       NOTE: Under Qualified Contracts, we may make higher monthly Settlement Payments before the Guaranteed Withdrawal Balance is reduced to zero, if we determine that we must do so based on our calculations of your minimum required distribution. In this case, after the Guaranteed Withdrawal Balance is reduced to zero, we will make monthly Settlement Payments equal to the Lifetime Income Amount divided by twelve, provided that a Covered Person is still living at that time.

    - If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.

NOTE: If there is one living Covered Person on the Benefit Phase Start Date and the Benefit Phase Start Date occurs on or after the Lifetime Income Date, the duration of monthly Settlement Payments on and after the Benefit Phase Start Date will be based on that Covered Person's life only, regardless of who is named as an Annuitant. If there are two living Covered Persons on the Benefit Phase Start Date and the Benefit Phase Start Date occurs on or after the Lifetime Income Date, the duration of monthly Settlement Payments on and after the Benefit Phase Start Date will be based on both Covered Person's lives, regardless of who is named as an Annuitant.

NOTE: In the event of divorce, there are cases where we will terminate the GLWB Rider on the Valuation Date that we receive due proof of divorce or the Valuation Date that we receive due proof of death of the first Owner to die. In some cases, the Contract will not be eligible to enter the Benefit Phase after the date of divorce. See "DIVORCE" below.

GLWB RIDER DEATH BENEFIT

GLWB RIDER DEATH BENEFIT BEFORE THE BENEFIT PHASE START DATE

    If the GLWB Rider Death Benefit is payable in the situations outlined below, the GLWB Rider Death Benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

    (A) = The Contract Value on the Valuation Date we receive due proof of death

    (B) = The Guaranteed Withdrawal Balance on the Valuation Date we receive due proof of death

    We will calculate any GLWB Rider Death Benefit on the Valuation Date we receive due proof of death.

    1)  GLWB PLUS FOR ONE

    If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects to take the Contract death benefit as a lump sum under our current administrative procedures, the following will apply:

IF:                                 THEN:

The Covered Person is the           - We will pay the GLWB Rider Death Benefit instead of the
deceased Owner:                       standard death benefit or any optional death benefit you
                                      elected if the GLWB Rider Death Benefit is greater.
                                    - We will terminate the GLWB Rider on the Valuation Date we receive due proof of death.
The Covered Person is NOT the       - We will NOT pay the GLWB Rider Death Benefit.
deceased Owner:                     - We will terminate the GLWB Rider on the Valuation Date we receive due proof of death.

NOTE: THIS SITUATION CAN ONLY
ARISE IF JOINT OWNERS ARE
NAMED ON THE DATE OF ISSUE.

    If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects NOT to take the Contract death benefit as a lump sum, the following will apply:

IF:                                 THEN:
The Covered Person is the           - We will pay the GLWB Rider Death Benefit instead of the
deceased Owner, the                   standard death benefit or any optional death benefit you
Beneficiary is the deceased           elected if the GLWB Rider Death Benefit is greater.
Owner's surviving spouse, and       - We will terminate the GLWB Rider on the Valuation Date we
the Beneficiary chooses NOT to        receive due proof of death.
continue the Contract:
The Covered Person is the           - We will apply the GLWB Rider Death Benefit instead of the
deceased Owner, the                   standard death benefit or any optional death benefit you
Beneficiary is the deceased           elected if the GLWB Rider Death Benefit is greater.
Owner's surviving spouse, and       - We will terminate the GLWB Rider on the Valuation Date we
the Beneficiary chooses to            receive due proof of death.
continue the Contract:
The Covered Person is the           - We will pay the GLWB Rider Death Benefit instead of the
deceased Owner and the                standard death benefit or any optional death benefit you
Beneficiary is NOT the                elected if the GLWB Rider Death Benefit is greater.
deceased Owner's surviving          - We will terminate the GLWB Rider on the Valuation Date we
spouse:                               receive due proof of death.

IF:                                 THEN:
The Covered Person is NOT the       - We will NOT apply the GLWB Rider Death Benefit.
deceased Owner, the sole            - We will NOT terminate the GLWB Rider--the Rider will
Beneficiary is the deceased           continue unchanged.
Owner's surviving spouse, and       - The surviving owner may add or change any Beneficiary
the Beneficiary chooses to            (spouse or non-spouse).
continue the Contract:

NOTE: THIS SITUATION CAN ONLY
ARISE IF JOINT OWNERS ARE
NAMED ON THE DATE OF ISSUE.
The Covered Person is NOT the       - We will NOT pay the GLWB Rider Death Benefit.
deceased Owner, the sole            - We will terminate the GLWB Rider on the Valuation Date we
Beneficiary is the deceased           receive due proof of death.
Owner's surviving spouse, and
the Beneficiary chooses NOT to
continue the Contract:

NOTE: THIS SITUATION CAN ONLY
ARISE IF JOINT OWNERS ARE
NAMED ON THE DATE OF ISSUE.

    2)  GLWB PLUS FOR TWO

    If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects to take the Contract death benefit as a lump sum under our current administrative procedures, the following will apply:

    - If the Covered Person is the deceased Owner and the Beneficiary is not the other Covered Person:

       1. We will pay the GLWB Rider Death Benefit instead of the standard death benefit1. or any optional death benefit you elected if the GLWB Rider Death Benefit is greater.

       2. We will terminate the GLWB Rider on the Valuation Date we receive due proof of death.

       NOTE: THIS SITUATION CAN ARISE ONLY IF BOTH OF THE COVERED PERSONS HAVE DIED.

    - Otherwise, we will not pay the GLWB Rider Death Benefit and we will terminate the GLWB Rider on the Valuation Date we receive due proof of death.

    If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects NOT to take the Contract death benefit as a lump sum, the following will apply:

IF:                                 THEN:
The Covered Person is the           - We will pay the GLWB Rider Death Benefit instead of the
deceased Owner and the                standard death benefit or any optional death benefit you
Beneficiary is not the other          elected if the GLWB Rider Death Benefit is greater.
Covered Person:

NOTE: THIS SITUATION CAN ARISE      - We will terminate the GLWB Rider on the Valuation Date we
ONLY IF BOTH OF THE COVERED           receive due proof of death.
PERSONS HAVE DIED.

IF:                                 THEN:
A Covered Person is the             - We will NOT apply the GLWB Rider Death Benefit.
deceased Owner, the                 - We will NOT terminate the GLWB Rider--the Rider will
Beneficiary is the deceased           continue unchanged.
Owner's surviving spouse (and       - If the Beneficiary (who is the surviving spouse) was not
the other Covered Person), and      an Owner of the Contract, the Beneficiary will become the
the Beneficiary chooses to            new Owner and new Annuitant. The new or surviving Owner
continue the Contract:                may add or change any Beneficiary (spouse or non-spouse).

NOTE: THIS SITUATION CAN ARISE
IF ONLY ONE OF THE COVERED
PERSONS HAS DIED.
A Covered Person is the             - We will NOT pay the GLWB Rider Death Benefit.
deceased Owner, the                 - We will terminate the GLWB Rider on the Valuation Date we
Beneficiary is the deceased           receive due proof of death.
Owner's surviving spouse (and
the other Covered Person), and
the Beneficiary chooses NOT to
continue the Contract:

NOTE: THIS SITUATION CAN ARISE
IF ONLY ONE OF THE COVERED
PERSONS HAS DIED.

    In the case of GLWB Plus For Two, the Rider will continue unchanged and we will not pay the GLWB Rider Death Benefit upon the death of a Covered Person who is not an Owner. In this case, the surviving Owner may add or change any Beneficiary (spouse or non-spouse).

    We will pay or apply any GLWB Rider Death Benefit due upon the death of an Owner before the Benefit Phase Start Date in the same manner that we pay or apply the Contract death benefit when an Owner's death occurs before the Annuity Date and, in all circumstances, in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable. Please note that Contract continuation will not satisfy required minimum distribution rules for Qualified Contracts other than IRAs. Consult a tax adviser for more information.

GLWB RIDER DEATH BENEFIT ON OR AFTER THE BENEFIT PHASE START DATE

    If a Covered Person (or the last surviving Covered Person, in the case of GLWB Plus For Two) dies on or after the Benefit Phase Start Date, we will continue to make the same recurring monthly Settlement Payments that were being made prior to the Covered Person's death to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. If the Benefit Phase Start Date occurs before the Lifetime Income Date, then the last monthly Settlement Payment may be less than the Guaranteed Withdrawal Amount divided by twelve. If the Benefit Phase Start Date occurs on or after the Lifetime Income Date, then the last monthly Settlement Payment may be less than the Lifetime Income Amount divided by twelve.

    We will pay or apply any GLWB Rider Death Benefit due upon the death of an Owner on or after the Benefit Phase Start Date in the same manner that we pay or apply the Contract death benefit when an Owner's death occurs on or after the Annuity Date and, in all circumstances, in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable. In some cases, the amount of each monthly

Settlement Payment we make to the Beneficiary may be greater than the minimum distribution that might otherwise be required.

NOTE:                   In the event of divorce, there are cases where we will
                        terminate the GLWB Rider on the Valuation Date that we
                        receive due proof of divorce or the Valuation Date that we receive due proof of death of the first Owner to die. In
                        some cases, the GLWB Rider Death Benefit will not be payable on the death of an Owner, as outlined above, after the date of divorce. See "DIVORCE" below.

ANNUITIZATION

    On the Annuity Date, you must elect one of the following Options:

Option 1:               Elect to surrender the Contract, and we will terminate the
                        GLWB Rider and pay you the Withdrawal Value (see
                        "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION
                        PERIOD");

Option 2:               Elect to receive annuity payments under your Contract, and we will terminate the GLWB Rider and apply your Withdrawal
                        Value as of the Annuity Date to an Annuity Option (see
                        "ANNUITY PERIOD"); OR

Option 3:               If the Maximum Annuity Date has been reached, elect to apply your Withdrawal Value to the GLWB Rider annuitization
                        option. Under the GLWB Rider annuitization option, we will pay you monthly Settlement Payments equal to the Lifetime
                        Income Amount divided by twelve for the rest of the Covered
                        Person's life (or the last surviving Covered Person's life in the case of GLWB Plus For Two), beginning on the Maximum
                        Annuity Date. We will reduce the Guaranteed Withdrawal
                        Balance by the amount of each monthly Settlement Payment we make to you. If the Covered Person dies (or the last
                        surviving Covered Person dies in the case of GLWB Plus For
                        Two) and the Guaranteed Withdrawal Balance has not been
                        reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. The last monthly Settlement Payment may be less than the Lifetime Income Amount divided by twelve.

            NOTE:                   Total monthly Settlement Payments received on and after the
                                    Maximum Annuity Date (by you or your Beneficiary) will not be less than the Guaranteed Withdrawal Balance on the
                                    Maximum Annuity Date, unless your Beneficiary chooses to
                                    commute any remaining monthly Settlement Payments on the
                                    death of the Covered Person (or the death of the last
                                    surviving Covered Person in the case of GLWB Plus For Two).

            NOTE:................   You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is equal to zero on the
                                    Maximum Annuity Date (or is reduced to zero after the first monthly Settlement Payment) and the Covered Person dies (or last surviving Covered Person dies in the case of GLWB Plus for Two) before the next monthly Settlement Payment.

            NOTE:................   Under Qualified Contracts, we may make higher monthly
                                    Settlement Payments before the Guaranteed Withdrawal Balance is reduced to zero, if we determine that we must do so based on our calculations of your minimum required distribution.
                                    In this case, after the Guaranteed Withdrawal Balance is
                                    reduced to zero, we will make monthly Settlement Payments
                                    equal to the Lifetime Income Amount divided by twelve,
                                    provided that a Covered Person is still living at that time.

            If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.

    EXAMPLE:

    If:  The Contract has reached the Maximum Annuity Date
       The Withdrawal Value on the Maximum Annuity Date = $2,000
       The Guaranteed Withdrawal Balance on the Maximum Annuity Date = $17,100 The Lifetime Income Amount = $6,000
       You elect Option 3 above

       We will pay you monthly Settlement Payments of $500 (= $6,000 / 12) for the rest of the Covered Person's life (or the last surviving Covered Person's life in the case of GLWB Plus For Two). We will reduce the Guaranteed Withdrawal Balance by $500 for each of these payments as we make them. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus for Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to your Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $17,100 - 34 x $500) after the 34th payment. If the Covered Person has died (or the last surviving Covered Person has died in the case of GLWB Plus For Two) before the 35th payment, the last monthly Settlement Payment (the 35th payment) will be equal to $100, otherwise we will continue to make monthly Settlement Payments of $500 until the Covered Person's death (or the last surviving Covered Person's death in the case of GLWB Plus For Two).

    Please consult your financial adviser as to which option is most appropriate for you.

    Note that you will only be eligible to elect Option 3 on the Maximum Annuity Date if:

    - In the case of GLWB Plus For One:

       1. the Covered Person was the sole Owner on the Date of Issue and the Covered Person lives until the Maximum Annuity Date; or

       2. both Owners live until the Maximum Annuity Date (in the case of a Non-Qualified Contract with joint Owners); or

       3. a Non-Qualified Contract with joint Owners is continued if the Owner who is not a Covered Person dies, and the Covered Person then lives until the Maximum Annuity Date.

    - In the case of GLWB Plus For Two:

       1.  both Covered Persons live until the Maximum Annuity Date; OR

       2. a Covered Person who is not an Owner dies and the surviving Covered Person lives until the Maximum Annuity Date; or

       3. the Contract is continued after the death of an Owner and the surviving Covered Person then lives until the Maximum Annuity Date.

    If the Contract reaches the Maximum Annuity Date, and you elect Option 3 above, and there is one living Covered Person at that time, the duration of monthly Settlement Payments on and after the Maximum Annuity Date will be based on that Covered Person's life only, regardless of who is named as an Annuitant. If the Contract reaches the Maximum Annuity Date, and you elect Option 3 above, and there are two living Covered Persons at that time, the duration of monthly Settlement Payments on and after the Maximum Annuity Date will be based on both Covered Person's lives, regardless of who is named as an Annuitant.

    We must receive written notification of your election of one of the above Options at least 15 days before the Annuity Date. If the Maximum Annuity Date has been reached and we have not received an election, you will be deemed to elect the Option (Option 2 or Option 3) that would result in the higher initial monthly payment on the Maximum Annuity Date. We will not deduct the GLWB Rider charge after the Annuity Date.

LOANS

    The Loan privilege described in the Contract is not available if you elect the GLWB Rider.

DIVORCE

    In the event of divorce, the former spouses must provide due proof of divorce to us at our Service Center. WE MAKE A LIMITED NUMBER OF EXCEPTIONS (IDENTIFIED BELOW) WITH RESPECT TO CHANGING AN OWNER AND/OR BENEFICIARY IN CONNECTION WITH DIVORCE. THE COVERED PERSON (OR BOTH COVERED PERSONS IN THE CASE OF GLWB PLUS FOR TWO) MAY LOSE GLWB RIDER BENEFITS IN THE EVENT OF DIVORCE.

1) If the date of divorce occurs prior to the Benefit Phase Start Date and the Annuity Date:

    - If due proof of divorce indicates that one of the following changes is to be made to an Owner and/or Beneficiary (effective as of the date of divorce), we will permit the change and the GLWB Rider will continue:

       1. If the Contract has joint Owners and both Owners are Covered Persons, we will permit one of the Owners to be removed from the Contract.

       2. If the Contract has joint Owners and only one of the Owners is a Covered Person, we will permit the Owner who is not a Covered Person to be removed from the Contract.

       3. If the Contract has a sole Owner, we will permit the Owner to be removed from the Contract if the sole Beneficiary who is also a Covered Person becomes the sole Owner of the Contract.

       4. If the Contract has a sole Beneficiary who is a Covered Person, we will permit the sole Beneficiary to be removed from the Contract.

       5. If the Contract has a sole Owner, and the Owner is the only Covered Person, we will permit the Owner to change or add any Beneficiary (spouse or non-spouse).

       After the change or removal of an Owner and/or Beneficiary, the remaining Owner (who will be the only Covered Person) may change or add any Beneficiary (spouse or non-spouse). Any amounts withdrawn from the Contract in connection with or following the divorce will be treated as Non-Excess Withdrawals or Excess Withdrawals as the case may be, pursuant to the above "Taking Withdrawals" provisions.

       NOTE: In the case of GLWB Plus for Two, we will treat the removal of a Covered Person in the same manner as if Covered Person had been removed due to death.

    - If due proof of divorce indicates that there are to be no changes to an Owner and/or Beneficiary (effective as of the date of divorce):

       - If the date of death of the first former spouse to die occurs prior to the Benefit Phase Start Date, then either:

           - The GLWB Rider will continue if the deceased former spouse was not an Owner of the Contract. No GLWB Rider Death Benefit will be payable in connection with this death. The surviving Owner may then change or add any Beneficiary (spouse or non-spouse).

           OR:

           - We will terminate the GLWB Rider on the Valuation Date we receive due proof of death of the first former spouse to die, if the former spouse was an Owner of the Contract. If the first former spouse to die was the only Covered Person on the date of death, we will pay the GLWB Rider Death Benefit instead of the standard death benefit or any optional death benefit elected if the GLWB Rider Death Benefit is greater. Otherwise, no GLWB Rider Death Benefit will be payable in connection with this death.

       - If both former spouses are still living on the Benefit Phase Start Date, we will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

       - If the Maximum Annuity Date has been reached, and both former spouses are still living on that date, and you elect the GLWB Rider annuitization option on that date, we will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

    - If due proof of divorce indicates that an Owner and/or Annuitant and/or Beneficiary is to be changed, added, or removed (effective as of the date of divorce), and it is not specifically permitted above, the Rider will terminate on the earlier of the Valuation Date we receive due proof of divorce or the Valuation Date we receive due proof of death of the first Owner to die. The Contract will not be eligible to enter the Benefit Phase after the date of divorce and no GLWB Rider Death Benefit will be payable on the death of an Owner after the date of divorce. In this case, we will refund any GLWB Rider charges between the date of divorce and the date that the GLWB Rider is terminated.

2)  If the date of divorce occurs on or after the Benefit Phase Start Date:

    - We will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

3) If the date of divorce occurs on or after the Maximum Annuity Date and you elected the GLWB Rider annuitization option on the Maximum Annuity Date:

    - We will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

OTHER PROVISIONS

    If you elect the GLWB Rider, all other provisions of your Contract and this Prospectus that do not conflict with the provisions of the GLWB Rider apply, such as "Transfers During the Accumulation Period" and "Withdrawals and Surrenders During the Accumulation Period."

TERMINATING THE GLWB RIDER

    You may not terminate the GLWB Rider once it is in effect. However, we will terminate the GLWB Rider automatically upon the earliest of:

    - the Valuation Date that the Contract Value, the Guaranteed Withdrawal Balance, and the Lifetime Income Amount all equal zero (we will treat this as a surrender);

    - the Annuity Date;

    - the Benefit Phase Start Date;

    - the Valuation Date we receive due proof of an Owner's death, in certain circumstances (see "GLWB RIDER DEATH BENEFIT" above);

    - the Valuation Date we receive due proof of divorce or the Valuation Date we receive due proof of the death of the first Owner to die after divorce, in certain circumstances (see "DIVORCE" above); or

    - termination or surrender of the Contract.

    Once the GLWB Rider terminates, it cannot be reelected or reinstated. All charges for the GLWB Rider will cease upon termination.

MISSTATEMENT OF AGE

    If any Owner or Covered Person's age has been misstated, we may change the Covered Person in the case of GLWB Plus for One. We will terminate the GLWB Rider if the Contract would not have been eligible to elect the GLWB Rider on the Date of Issue had the correct age been provided. We may also adjust the Lifetime Income Date, Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Base, Lifetime Income Amount, Contract Value, the amount of previous charges for the GLWB Rider, GLWB Rider Death Benefits, and/or the amount of any Settlement Payments, as applicable, to the correct amount had the correct age been provided. If there is any underpayment of monthly Settlement Payments, we will pay the amount of the underpayment in one sum. We will deduct any overpayment of monthly Settlement Payments from the current or succeeding monthly Settlement Payment(s) due under the GLWB Rider. Interest not to exceed 3% compounded annually will be credited to any underpayment or charged to any overpayment of monthly Settlement Payments.

EXAMPLES

    Please refer to Appendices B, Appendix C, and Appendix D for hypothetical examples that illustrate the benefits under the GLWB Rider.

FEDERAL TAX ISSUES

    As with any distribution from the Contract, tax consequences may apply to GLWB Rider distributions. The application of certain tax rules, particularly those rules relating to distributions resulting from a GLWB Rider, are not entirely clear. In this regard, we intend to treat monthly Settlement Payments received by you under the GLWB Rider after the Contract enters into the Benefit Phase as annuity payments for tax purposes. (However, we intend to treat any portion of the first monthly Settlement Payment that is in excess of the Guaranteed Withdrawal Amount divided by twelve (if the Benefit Phase Start Date occurs before the Lifetime Income Date) or the Lifetime Income Amount divided by twelve (if the Benefit Phase Start Date occurs on or after the Lifetime Income Date), as fully taxable to you. In addition, if the Benefit Phase Start Date occurs before the Lifetime Income Date and the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is less than or equal to $2,000, we intend to treat this Settlement Payment as a surrender payment for tax purposes.) We intend to treat the payments made to you prior to the Benefit Phase as withdrawals for tax purposes. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL")

    The GLWB Rider provides benefits that differ from those traditionally offered under variable annuity contracts. If this Rider is in effect, the Covered Person(s) or his or her Beneficiary may be entitled to monthly Settlement Payments even if the Contract Value is zero. Such monthly Settlement Payments may be fully includible in income, if the investment in the Contract has been fully recovered.

LIFE EXPECTANCY DISTRIBUTIONS

    You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or the joint life expectancies of both Covered Persons, if you elected GLWB Plus For Two). For purposes of the GLWB Rider, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code Section 401(a)(9), Section 403(b)(10),
Section 408(b)(3), or Section 408A(c), as the case may be (we sometimes refer to these as "Required Minimum Distributions").

    You may take any Required Minimum Distributions related to this Contract from this Contract or from any other Contract you may own. Under our Life Expectancy Distribution program, we do not consider withdrawals under other Contracts you may own when calculating "life expectancy" distributions. In some cases there may be other acceptable methods of calculating the required distribution amount. You must accept our calculation of the minimum distribution amount in order to participate in our Life Expectancy Distribution program and to avoid potential Excess Withdrawal treatment. In some cases there may be other acceptable methods of calculating the required distribution amount.

    We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations. We base our "life expectancy" calculations on our understanding and interpretation of the requirements under tax law applicable to required minimum distributions. You should discuss these matters with your tax adviser prior to electing GLWB Rider.

    We will treat withdrawals under our Life Expectancy Distribution program as Non-Excess Withdrawals, if no other Gross Withdrawals are taken while the program is in effect. Any Gross Withdrawals that are taken that are not part of the program and any future Life Expectancy program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals. (See "TAKING WITHDRAWALS" above).

10. LOANS

    The Owner of a Contract issued as a tax sheltered annuity under
Section 403(b) of the Code or with a qualified plan under Code Section 401, may request a loan (if permitted by the qualified plan) any time during the Accumulation Period. Only one loan may be outstanding on a Contract at a given time. The outstanding loan must be repaid in full before the next loan may be granted. The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and our procedures in effect at the time a loan is made. In the case of loans made under Contracts which are subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), additional requirements and limitations will apply such as those under the terms of the plan, Department of Labor regulations and ERISA. Because the rules governing loans under Code
Section 403(b) contracts and ERISA qualified plans are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply. For loans subject to ERISA, you also may wish to consult your plan administrator.

    The maximum loan available is the Fixed Account Contract Value, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the loan, and less interest for one calendar year on the loan at the time that you make the loan.

    Federal tax law further restricts the total amount of your plan loans to the lesser of (i) 50,000, reduced by the excess of the highest outstanding balance of your loans during the one-year period preceding the date of a loan, over the outstanding balance of your loans, or (ii) the greater of 50% of your plan account value or $10,000. We may defer granting a loan for six months from the date we receive the written loan request at our Service Center.

    Federal tax law requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within five years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

    Interest will be charged on your loan amount. If your Contract is not subject to ERISA, the interest rate charged is 5.5%. If your Contract is subject to ERISA, the interest rate charged is based on Moody's Corporate Bond Yield Average--Monthly Average Corporates (rounded to the nearest 0.25%). We are not responsible for determining whether this rate is a "reasonable interest rate" as required by ERISA and we make no representations to that effect.

    While a loan is outstanding, we will credit the value securing the loan with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. This rate will never be lower than the minimum guaranteed Fixed Account interest rate.

    If there is an outstanding loan balance when the Contract is surrendered or annuitized, or when a death benefit is paid, the amount payable will be reduced by the amount of the loan outstanding plus accrued interest. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Options will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your Contract Value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your Contract Value will be greater than it would have been had no loan been outstanding. We will apply any repayment of Debt first to reduce that part of the Debt that can be attributed to interest, and then to that part of the Debt that can be attributed to principal.

    You may repay the Debt in full or in part at any time prior to the Annuity Date. If the Debt equals or exceeds the Fixed Account Contract Value, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value, your interest in the Fixed Account will terminate. The termination occurs thirty-one days after we mail notice of termination to your last known address and that of any assignee of record.

    If we receive a loan request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that

Valuation Date. If we receive a loan request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date.

    Please note that if you elect the GLWB Rider, the loan privilege is not available to you. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT")

11. TELEPHONE AND FACSIMILE TRANSACTIONS

    We currently permit requests for transfers to be submitted by telephone by calling 1-800-457-8803. Before telephone transfer instructions will be honored, you must complete a telephone transfer authorization. We also currently permit requests for certain financial transaction to be submitted by facsimile at 1-785-228-4539. We reserve the right to discontinue telephone and/or facsimile requests at any time.

    We will employ reasonable procedures to determine that these transactions are genuine. There are risks associated with telephone and facsimile transactions that do not occur if an original handwritten request is submitted. Anyone authorizing or making telephone or facsimile requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone or facsimile requests that we believe are genuine. We may record telephone requests.

    Also, telephone and facsimile transactions may not always be available, and telephone and facsimile systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons (such as natural disasters, man-made disasters, or simply because of a high number of calls or facsimiles (which is likely to occur during periods of high market turbulence)). These outages or slowdowns may prevent or delay our receipt and/or processing of your request. If you are experiencing problems, you should make your request in writing to our Service Center.

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
                         CONTRACT CHARGES AND EXPENSES

    We deduct the following charges and expenses:

    - mortality and expense risk charge,

    - contract fee,

    - withdrawal charge,

    - commutation charge,

    - premium tax,

    - administration charge,

    - Step-Up Death Benefit Charge,

    - GLWB Rider charge, and

    - No Withdrawal Charge Rider fee.

    We may receive compensation from the investment advisers of the Funds for services related to the Funds. (See "THE FUNDS")

    Subject to certain expense limitations, investment management fees and other Fund expenses are indirectly borne by you.

    The fees and charges we deduct under the Contract may result in a profit to us.

A. ASSET-BASED CHARGES

1. MORTALITY AND EXPENSE RISK CHARGE

    We deduct a daily charge from your Separate Account Contract Value equal to 1.15%, on an annual basis, of Separate Account Contract Value. The mortality and expense risk charge reimburses us for mortality and expense risks. We deduct this charge during both the Accumulation Period and the Annuity Period.

    Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

    Our mortality risk arises from two obligations. The first obligation we assume is to pay a standard death benefit that may be greater than the Withdrawal Value. The second obligation we assume is to continue making annuity payments to the Owner for the entire life of the Annuitant under Annuity Options involving life contingencies. We assume the risk that Annuitants will live beyond actuarial life expectancies.

    We also assume the risk that all administrative expenses including Contract maintenance costs, administrative costs, data processing costs, and costs of other services may exceed the mortality and expense risk charge.

    We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

2. ADMINISTRATION CHARGE

    We deduct a daily charge from your Separate Account Contract Value equal to 0.15%, on an annual basis, of Separate Account Contract Value. The administration charge reimburses us for expenses incurred for administering the Contracts. These expenses include your inquiries, changes in allocations, reports to you, Contract maintenance costs, and data processing costs. The administration charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of the particular Contract.

3. STEP-UP DEATH BENEFIT CHARGE

    If you elect the Step-Up Death Benefit, we will deduct a daily charge from your Contract Value equal to 0.20%, on an annual basis, of Separate Account Contract Value. This charge covers the cost and risk of providing the benefits guaranteed by the Step-Up Death Benefit. We do not assess a charge for the Step-Up Death Benefit on amounts allocated to the Fixed Account.

4. GLWB RIDER CHARGE

    We assess an additional monthly charge for the GLWB Rider that compensates us for the costs and risks we assume in providing the benefits under the Rider.

    - In the case of GLWB Plus For One, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to 0.50%, on an annual basis, of the Lifetime Income Base on that Monthiversary.

    - In the case of GLWB Plus For Two, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to 0.75%, on an annual basis, of the Lifetime Income Base on that Monthiversary.

    We reserve the right to increase the GLWB Rider charge on the effective date of each Step-Up. We guarantee, however, that the monthly GLWB Rider charge will never exceed 1.00% (for GLWB Plus For One) and 1.50% (for GLWB Plus For Two), on an annual basis, of the Lifetime Income Base on each Monthiversary. We also assess a pro rata portion of the charge upon surrender or annuitization.

5. NO WITHDRAWAL CHARGE RIDER FEE

    If you elect the No Withdrawal Charge Rider, we will deduct a daily charge from your Contract Value equal to 0.35%, on an annual basis, of Contract Value. We impose this charge to reimburse us for Contract sales expense, including commissions and other distribution, promotion, and acquisition expenses.

B. CONTRACT FEE

    During the Accumulation Period, we deduct a quarterly contract fee from your Contract Value that is equal to $30, on an annual basis. We will waive this fee for Contracts with Contract Value of $50,000 or more as of the end of each calendar quarter we would otherwise deduct the fee.

    The contract fee reimburses us for expenses incurred in establishing and maintaining Contract records. We assess the contract fee at the end of each calendar quarter and upon surrender or annuitization.

    When we deduct the contract fee, we will reduce Purchase Payments (and earnings attributable to those Purchase Payments) in the chronological order in which we received such Purchase Payments.

C. WITHDRAWAL CHARGE

    We impose a withdrawal charge to reimburse us for Contract sales expense, including commissions and other distribution, promotion, and acquisition expenses. For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments (and earnings attributable to those Purchase Payments) in the chronological order in which they were received. We apply the withdrawal charge on each Purchase Payment (and earnings attributable to that Purchase Payment) withdrawn or surrendered during the first 6 Contribution Years following our receipt of the Purchase Payment. A Contribution Year is each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year when the Purchase Payment was made. We do not impose the withdrawal charge on any Purchase Payment (or earnings attributable to that Purchase Payment) withdrawn or surrendered more than six Contribution Years following our receipt of that Purchase Payment. We calculate the withdrawal charge separately for each Purchase Payment (and earnings attributable to that Purchase Payment). Total withdrawal charges assessed under a Contract will never exceed 9% of the total Purchase Payments made under the Contract.

    Each Contract Year we guarantee that you can withdraw up to the Free Withdrawal Amount without incurring a withdrawal charge. We also apply the Free Withdrawal Amount upon full surrender of the Contract. The Free Withdrawal Amount, which will never be less than zero, is equal to (a + b) multiplied by 10% - c, where:

    a)  is Contract Value less Debt prior to the withdrawal or surrender;

    b) is previous partial withdrawals made during the Contract Year (whether or not subject to withdrawal charges); and

    c) is previous partial withdrawals made during the Contract Year that were not subject to withdrawal charges.

    If you elect the GLWB Rider, Non-Excess Withdrawals and Excess Withdrawals will reduce the remaining Free Withdrawal Amount in any Contract Year. (See Guaranteed Lifetime Withdrawal Benefit")

    If you withdraw an amount in excess of the Free Withdrawal Amount, we may impose a withdrawal charge on the excess. At the time of the withdrawal or surrender, we will determine whether the amount withdrawn includes Purchase Payments (and earnings attributable to those Purchase Payments) that were made within the previous six Contribution Years. We will determine the withdrawal charge percentage for each Purchase Payment and earnings attributable to that Purchase Payment withdrawn as follows:

CONTRIBUTION YEAR                                             WITHDRAWAL CHARGE
-----------------                                             -----------------
First.......................................................         6%
Second......................................................         5%
Third.......................................................         4%
Fourth......................................................         3%
Fifth.......................................................         2%
Sixth.......................................................         1%
Seventh +...................................................         0%

WITHDRAWAL CHARGE EXAMPLE

THIS EXAMPLE ILLUSTRATES THE CALCULATION OF THE FREE WITHDRAWAL AMOUNT AND
  WITHDRAWAL CHARGE

-- The values shown below assume that a Contract is issued to an Owner who is 50 years old on the Date of Issue.

-- A initial Purchase Payment of $10,000 is received on the Date of Issue. No additional Purchase Payments are received and no premium taxes apply.

-- All values shown below are beginning of year (and prior to any partial withdrawal requested) except for Line (5) which is middle of year.

COLUMN                   (2)        (3)         (4)           (5)            (6)           (7)          (8)          (9)
                                                          HYPOTHETICAL
                                                            CONTRACT                                              WITHDRAWAL
                                                             VALUE                      WITHDRAWAL      FREE       WITHOUT
                       CONTRACT   PURCHASE    PARTIAL        BEFORE      CONTRIBUTION     CHARGE     WITHDRAWAL   WITHDRAWAL
LINE                     YEAR     PAYMENT    WITHDRAWAL    WITHDRAWAL        YEAR          (%)         AMOUNT       CHARGE
----                   --------   --------   ----------   ------------   ------------   ----------   ----------   ----------
(1)                        1      $10,000                    $10,000           1           6.00%       $1,000
(2)                        2                                  10,300           2           5.00%        1,030
(3)                        3                   $1,000         10,700           3           4.00%        1,070       $1,000
(4)                        4                      500          9,800           4           3.00%          980          500
(5)                        4                    3,510          9,600           4           3.00%          510          510
(6)                        5                                   6,300           5           2.00%          630
(7)                        6                                   6,500           6           1.00%          650
(8)                        7                                   7,000           7           0.00%          700
(9)                        8                                   7,500           8           0.00%          750
(10)                       9                                   8,000           9           0.00%          800
(11)                      10                    5,000          8,500          10           0.00%          850          850

COLUMN                    (10)         (11)         (12)

                       WITHDRAWAL                 CONTRACT
                       SUBJECT TO   WITHDRAWAL     VALUE
                       WITHDRAWAL     CHARGE       AFTER
LINE                     CHARGE        ($)       WITHDRAWAL
----                   ----------   ----------   ----------
(1)                                                $10,000
(2)                                                 10,300
(3)                      $    0         $ 0          9,700
(4)                           0           0          9,300
(5)                       3,000          90          6,090
(6)                                                  6,300
(7)                                                  6,500
(8)                                                  7,000
(9)                                                  7,500
(10)                                                 8,000
(11)                      4,150           0          3,500

COLUMN NOTES:

 Col (5) Includes the impact of Purchase Payments, partial withdrawals, contract fees and charges, and investment performance.

 Col (6)   A Contribution Year is each Contract Year in which a
           Purchase Payment is made and each later year measured from the start of the Contract Year in which the Purchase Payment was made. In a Contract with a single Purchase Payment, Contribution Years are equal to Contract Years.

 Col (7) The withdrawal charge percentage applicable to the withdrawal of a Purchase Payment (and earnings attributable to that Purchase Payment) is based on the Contribution Year of the Purchase Payment (and earnings attributable to the Purchase Payment) being withdrawn. And for purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments (and earnings attributable to those Purchase Payments) in the chronological order in which they were received.
 Col (8) The Free Withdrawal Amount is equal to the greater of $0 and ([(a) plus (b)] x 10% minus (c)) where:
           (a) = Contract Value less Debt prior to the withdrawal or surrender
           (b) = previous partial withdrawals made during the Contract
           Year (whether or not subject to withdrawal charges)
           (c) = previous partial withdrawals made during the Contract
           Year that were not subject to withdrawal charges.

 Col (9) is equal to the lesser of the partial withdrawal or surrender requested and the Free Withdrawal Amount (lesser of Column (4) and Column (8)).

Col (10) is equal to the excess of the partial withdrawal or surrender requested over the withdrawal without surrender charge (greater of $0 and (Column (4) less Column (8)). We do not impose the withdrawal charge on any Purchase Payment
           (or earnings attributable to that Purchase Payment) withdrawn or surrendered more than six Contribution Years following our receipt of that Purchase Payment.

Col (11) is equal to the withdrawal subject to a withdrawal charge multiplied by the applicable withdrawal charge % (Column
           (10) x Column (7)).

Col (12) is equal to the hypothetical contract value before withdrawal less the amount of the partial withdrawal or surrender requested (Column (5) less Column (4)).

PARTIAL WITHDRAWAL #1 - EXPLANATION:

Line (3) A partial withdrawal of $1,000 is requested at the beginning of the 3rd Contract Year. The Free Withdrawal Amount is equal to $1,070 (= the greater of $0 and ([$10,700 + $0] x
           10% - $0)) using the formula for Column (8) above. The partial withdrawal requested is less than the Free
           Withdrawal Amount ($1,070), so the entire partial withdrawal is free of withdrawal charges. The Contract Value is reduced for the amount of the partial withdrawal ($10,700 -
           $1,000 = $9,700).

PARTIAL WITHDRAWAL #2 AND PARTIAL WITHDRAWAL #3 - EXPLANATION:

Line (4) A partial withdrawal of $500 is requested at the beginning of the 4th Contract Year. The Free Withdrawal Amount is equal to $980 (= the greater of $0 and ([$9,800 + $0] x
           10% - $0)) using the formula for Column (8) above. The partial withdrawal requested is less than the Free
           Withdrawal Amount ($980) so the entire partial withdrawal is free of withdrawal charges. The Contract Value is reduced for the amount of the partial withdrawal ($9,800 - $500 =
           $9,300).

Line (5) -- A partial withdrawal of $3,510 is requested in the middle of the 4th Contract Year. The Free Withdrawal Amount is equal to $510 (= the greater of $0 and ([$9,600 + $500] x
           10% - $500)) using the formula for Column (8) above. In this case, the Free Withdrawal Amount is adjusted for the partial withdrawal that occurred earlier in the same Contract Year.
           Since the partial withdrawal requested exceeds the Free
           Withdrawal Amount, $3,000 of the partial withdrawal request is subject to a withdrawal charge ($3,000 = $3,510 - $510).
           For the purpose of calculating the withdrawal charge, the Purchase Payment (and earnings attributable to the Purchase
           Payment) from which the partial withdrawal is being withdrawn, is in it's 4th Contribution Year. Therefore, the applicable withdrawal charge percentage is 3% and the withdrawal charge is equal to $90 (= 3% x $3,000). The
           Contract Value is reduced for the amount of the partial withdrawal ($9,600 - $3,510 = $6,090).

           -- IF AN ADDITIONAL PURCHASE PAYMENT HAD BEEN MADE TO THE
           CONTRACT: The partial withdrawal requested is less than the initial Purchase Payment (and earnings attributable to that Purchase Payment) so the entire partial withdrawal would have been assumed to be withdrawn from the initial Purchase
           Payment (and earnings attributable to that Purchase Payment) for purposes of calculating the withdrawal charge.

PARTIAL WITHDRAWAL #4 - EXPLANATION:


      Line (11)         A partial withdrawal of $5,000 is requested at the beginning of the 10th Contract Year. The Free Withdrawal Amount is
                        equal to $850 (= the greater of $0 and
                        [$8,500 + $0] x 10% - $0)) using the formula for Column
                        (8) above. The partial withdrawal exceeds the Free
                        Withdrawal Amount. As a result, $4,150 of the partial
                        withdrawal request is subject to a withdrawal charge.
                        However, because the amount being withdrawn is taken from a
                        Purchase Payment (and earnings attributable to a Purchase
                        Payment) that was made more than six Contribution Years
                        prior to the partial withdrawal, no withdrawal charge is
                        assessed. The Contract Value is reduced for the amount of
                        the partial withdrawal ($8,500 - $5,000 = $3,500).


    For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments and earnings attributable to those Purchase Payments in the chronological order in which they were received.

    Unless you request otherwise, we deduct any applicable withdrawal charge from the amount of the partial withdrawal. This means that when a withdrawal is requested and a withdrawal charge applies, you will receive a check for less than the amount requested. If you request otherwise and a withdrawal charge applies, we will reduce your Contract Value by the withdrawal charge in addition to the dollar amount sent to you.

    If you elect the GLWB Rider, please note that although we currently do not assess a withdrawal charge on Non-Excess Withdrawals, we reserve the right to do so (unless you have elected the No Withdrawal Charge Rider for an additional charge). We will assess a withdrawal charge on Excess Withdrawals if such withdrawals would otherwise be subject to a withdrawal charge. If we assess a withdrawal charge on a Non-Excess Withdrawal or an Excess Withdrawal, we will calculate and impose the charge in the same manner that we would for any partial withdrawal. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT")

    Because Contribution Years are based upon the date each Purchase Payment is made, you may be subject to a withdrawal charge even though the Contract may have been issued many years earlier. (For additional details, see "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD.") For example:

    - You make a $15,000 Purchase Payment in the first Contract Year.

    - You make a $10,000 Purchase Payment in the fourth Contract year.

    - In the fifth Contract Year, the $15,000 Purchase Payment (and earnings attributable to that purchase payment) is in its fifth Contribution year and the $10,000 Purchase Payment (and earnings attributable to that purchase payment) is in its second Contribution Year.

    The Free Withdrawal Amount and withdrawal charge also generally apply at annuitization to amounts attributable to Purchase Payments (and earnings attributable to those Purchase Payments) in their sixth Contribution Year or earlier. However, we do not assess a withdrawal charge upon annuitization if you select Annuity Option 2, 3, 4, or 5, or if payments under Annuity Option 1 are scheduled to continue for at least ten years. See "THE ANNUITY PERIOD--ANNUITY OPTIONS" for a discussion of the Annuity Options available.

    Please note that if you elect the No Withdrawal Charge Rider, we will not assess any withdrawal charge upon partial withdrawal or surrender of the Contract during the Accumulation Period or upon annuitization. See "NO WITHDRAWAL CHARGE RIDER" for a description of the Rider, including its charges and restrictions.

    Currently, we anticipate withdrawal charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.

    For Qualified Contracts, we will waive withdrawal charges on partial withdrawals and full surrender if a Contract is surrendered in the sixth Contract Year or later and the Owner is at least 59 1/2 years old at the time of such surrender.

    Currently, we do not assess withdrawal charges on required minimum distributions but reserve the right to do so. If we do assess a withdrawal charge, we will calculate and impose the charge in the same manner that we would for any partial withdrawal.

    We may reduce or eliminate the withdrawal charge if we anticipate that we will incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures.

    Subject to certain exceptions and state approvals, withdrawal charges also are not assessed on withdrawals:

    - after you have been confined in a skilled health care facility or hospital for at least 90 consecutive days and you remain confined at the time of the request;

    - within 45 days following your discharge from a skilled health care facility after a confinement of at least 90 days; or

    - if you become disabled.

    The confinement must begin prior to your 75th birthday and at least two years after the later of the Date of Issue or the date the waiver endorsement was added to your Contract. The disability must begin prior to your 66th birthday and at least two years after the later of the Date of Issue or the date the waiver endorsement was added to your Contract. We must receive satisfactory proof of your disability. The proof may be a statement from your attending physician or any other proof satisfactory to us.

    "Disability" is defined as the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

    Such disability or confinement must not be due to:

    - substance abuse, or

    - mental or personality disorder without a demonstrable organic disease (a degenerative brain disease such as Alzheimer's Disease is considered an organic disease).

    Skilled Health Care Facility means a place which:

    - is licensed by the state, or certified if your state certifies such facilities, or operated pursuant to law if your state neither licenses nor certifies such facilities;

    - provides skilled nursing care under the supervision of a physician;

    - has twenty-four hour a day nursing services by or under the supervision of a licensed practical nurse (LPN) or a registered nurse (RN); and

    - keeps a medical record in accordance with accepted professional standards and practices for each patient.

    Hospital means a place that is licensed by the state as a hospital and is operating within the scope of its license. If your state does not license hospitals, then hospital means a place that is operated as a hospital pursuant to law.

    Restrictions and provisions related to the above withdrawal charge waiver are described in the Contract endorsements.

D. COMMUTATION CHARGE

    We deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period; or 2) any remaining payments under Annuity Option 1. We deduct this charge to compensate us for any losses we might incur as a result of selling assets we hold to make a lump sum payment to you and for administrative costs in processing commuted values. The charge is equal to the following:

    For a fixed Annuity Option:

    1) the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment; LESS

    2) the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment plus 1%.

    For a variable Annuity Option:

    1) the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment; LESS

    2) the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment plus 1%.

    We will determine the present value of any remaining guaranteed Variable Annuity payments by applying the Annuity Unit value next determined after we receive the election to commute the remaining payments at our Service Center.

E. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES

    Each Fund's net asset value reflects the deductions of investment management fees, Rule 12b-1 fees (if applicable), and certain general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. Further detail is provided in the prospectuses for the Funds' statements of additional information.

F. STATE PREMIUM TAXES

    Certain state and local governments impose a premium tax ranging from 0% to 3.50% of Purchase Payments. If we pay state premium taxes, we will deduct the amount paid from:

    - Purchase Payments when we receive them, and/or

    - Partial withdrawals or full surrender, and/or

    - Death benefits, and/or

    - Contract Value applied to an Annuity Option at the time annuity payments start, and/or

    - Annuity payments when we pay them, and/or

    - If you have elected the GLWB Rider, monthly Settlement Payments when we pay them (see "GUARANTEED LIFETIME WITHDRAWAL BENEFIT").

    If we deduct premium taxes from each annuity payment or each monthly Settlement Payment when we pay them, we will reduce each payment by the premium tax percentage multiplied by the amount of each payment until we have recovered an amount equal to the premium tax that we paid.

    In no case will we deduct a total of more than the premium tax that we paid.

    See "APPENDIX A--STATE PREMIUM TAX CHART" in the Statement of Additional Information.

G. REDUCTION OR ELIMINATION OF CERTAIN CHARGES

    Contracts may be available for purchase in certain group or sponsored arrangements that qualify for reductions or eliminations of certain charges, the time periods in which such charges apply, or both. Group arrangements include those in which a trustee, an employer or an association purchases Contracts covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Contracts to its employees or members on an individual basis.

    The contract fee may be reduced or eliminated if we anticipate lower administrative expenses. In certain other circumstances, sales expenses for Contracts purchased in certain group or sponsored arrangements may be reduced or eliminated and the applicable withdrawal charges may be reduced or eliminated.

    In determining whether a group or sponsored arrangement qualifies for reduced or eliminated charges, we will consider among other factors:

    - the size and type of group to which sales are to be made and administrative services provided, and the persistency expected from the group;

    - the total amount of Purchase Payments to be received and the method in which they will be remitted;

    - any prior or existing relationship with us;

    - the level of commission paid to selling broker-dealers;

    - the purpose for which the Contract is being purchased, and whether that purchase makes it likely that sales costs and administrative expenses will be reduced; and

    - the frequency of projected surrenders or distributions.

    We make any reductions or eliminations according to objective guidelines in effect when an application for a Contract is approved. We may change these guidelines from time to time. Any variation in the charges will reflect differences in costs or services and will be offered uniformly to all members of the group or sponsored arrangement. In no event will a charge reduction or elimination be permitted if it is unfairly discriminatory to any person or prohibited by law.

                               THE ANNUITY PERIOD

    Contracts may be fully annuitized under one of several Annuity Options, which are available either on a fixed or variable basis. However, states may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. You may annuitize any time after the Valuation Date on or next following one year from the Date of Issue. Annuity payments will begin on the Annuity Date under the Annuity Option you select. You may write to us prior to the payment of the death benefit or the first annuity payment date to request a change of the Annuity Date. Subject to state variation, the Annuity Date may not be after the Valuation Date on or next following the later of the original older Owner's or Annuitant's 90th birthday. (See "FEDERAL TAX MATTERS, 1. TAX DEFERRAL DURING ACCUMULATION PERIOD, DELAYED ANNUITY DATES".) We do not permit partial annuitization.

    If you elect the GLWB Rider and the Maximum Annuity Date has been reached, you may choose the GLWB Rider annuitization option rather than one of the Annuity Options below. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT")

1. ANNUITY PAYMENTS

    The amount of the first annuity payment depends on:

    - the selected Annuity Option, and

    - the Annuity Option rates derived from the mortality tables specified in the Contract (for Annuity options 2, 3, 4, and 5), and

    - the age and gender of the Annuitant, and

    - the Withdrawal Value on the Annuity Date, and

    - the assumed investment rate (if variable annuitization is elected), and

    - the guaranteed minimum interest rate for annuitizations specified in the Contract (if fixed annuitization is elected).

    The age of the Annuitant influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. The sex of the Annuitant influences the amount of periodic payments, where males are expected to have a shorter life span than females, also resulting in larger payments.

    Under variable annuitization, you will receive the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected. As a result, annuity payments will vary accordingly. If the Annuity Unit Values of the Subaccount(s) in which you invest increase, the amount of your annuity payments will increase. If the Annuity Unit Values of the Subaccount(s) in which you invest decrease, the amount of your annuity payments will decrease.

2. ANNUITY OPTIONS

    You may elect one of the Annuity Options. We must receive an election of an Annuity Option in writing at our Service Center at least 15 calendar days before the Annuity Date. If no Annuity Option is elected, monthly annuity payments will be made in accordance with Option 3 below if there is one Annuitant on the Annuity Date or under Option 5 if there are joint Annuitants on the Annuity Date. You may change an Annuity Option before the Annuity Date. You cannot change an Annuity Option after the first annuity payment is made. We reserve the right to add additional Annuity Options in the future.

    An election before the Annuity Date will be revoked by: 1) a subsequent change of Beneficiary, or 2) an assignment of the Contract unless the assignment provides otherwise.

    The Annuity Option selected must result in an initial payment that is at least equal to our minimum payment, according to our rules, at the time the Annuity Option is chosen. If the selected Annuity Option does not produce an initial payment which meets this minimum, we reserve the right to decrease the payment frequency to quarterly, semi-annually, or annually to meet this minimum, or to make a single lump sum payment.

    If you die before the Annuity Date, available Annuity Options are limited. The Annuity Options available are:

    - Option 2 over the lifetime of the Beneficiary, or

    - Option 1 or 3 with a specified period or certain period no longer than the life expectancy of the Beneficiary. The life expectancy of the Beneficiary must be at least ten years as of the date that he or she elects Option 1 or Option 3.

    The death benefit distribution must begin no later than one year from your death, unless a later date is permitted by federal regulation.

    If the Beneficiary is not an individual, the entire interest must be distributed within five years of your death.

OPTION 1--INCOME FOR SPECIFIED PERIOD

    Option 1 provides an annuity payable monthly for ten years. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

OPTION 2--LIFE INCOME

    Option 2 provides for an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible for you to receive only one payment if death occurred prior to the date the second payment was due.

OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED

    Option 3 provides an annuity payable monthly for a certain period of 10 years and thereafter during the Annuitant's lifetime. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

OPTION 4--JOINT AND SURVIVOR ANNUITY

    Option 4 provides an annuity payable monthly while both Annuitants are living. Upon either Annuitant's death, the monthly income payable continues over the life of the surviving Annuitant at a percentage of the original payment. The percentage payable must be selected at the time the Annuity Option is chosen. The percentages available are 50%, 66 (2)/3%, 75% and 100%. Annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.

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OPTION 5--JOINT AND SURVIVOR ANNUITY WITH INSTALLMENTS GUARANTEED

    Option 5 provides an annuity payable monthly for a certain period of 10 years and thereafter while either Annuitant is alive. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

    When you are choosing an Annuity Option, you should consider that:

    - for younger Annuitants, selecting Option 2--Life Income, might result in smaller monthly payments than selecting Option 1--Income for Specified Period; for older Annuitants, selecting Option 2--Life Income, might result in larger monthly payments than selecting Option 1--Income for Specified Period.

    - selecting Option 3--Life Income with Installments Guaranteed, will result in smaller monthly payments than selecting Option 2--Life Income; however, the Owner or Beneficiary may receive more payments under Option 3 if the Annuitant dies before the end of the certain period

    - selecting Option 4--Joint and Survivor Annuity, will result in smaller monthly payments than selecting Option 2--Life Income.

    In lieu of monthly payments, you may request quarterly, semi-annual, or annual payments, with our prior approval.

3. ALLOCATION OF ANNUITY

    Subject to state variation, when you elect an Annuity Option, you may request that we reallocate your Contract Value on the Annuity Date among the Investment Options you choose to arrange for payments on a fixed or variable basis, or a combination of both. A reallocation on the Annuity Date will not be subject to the transfer restrictions that we would normally impose. If we do not receive an election, any Fixed Account Withdrawal Value will be annuitized on a fixed basis and any Separate Account Withdrawal Value will be annuitized on a variable basis.

    Transfers among the Subaccounts during the Annuity Period are permitted subject to certain limitations. We reserve the right to restrict the number of Subaccounts available during the Annuity Period. You may not transfer to or from the Fixed Account during the Annuity Period.

4. FIXED ANNUITY PAYMENTS

    We calculate the portion of the Withdrawal Value that you elected to have paid to you as Fixed Annuity payments. We apply an annuity factor for the Annuity Option that you selected to this value to determine the first Fixed Annuity payment. Each Fixed Annuity payment will be equal to the first regardless of investment, mortality or expense experience, unless the Annuity Option selected specifies that there is to be a reduction in payments after the death of an Annuitant.

5. VARIABLE ANNUITY PAYMENTS

    We calculate the portion of the Withdrawal Value that you elected to have paid to you as Variable Annuity payments from each Subaccount. We apply an annuity factor for the Annuity Option that you selected to this value for each Subaccount to determine the first Variable Annuity payment for that Subaccount. The first Variable Annuity payment for each Subaccount is divided by the Annuity Unit value for that Subaccount to establish the number of Annuity Units per payment for that Subaccount. The number of units will not change after the initial determination unless a transfer occurs or the Annuity Option selected specifies that there is to be a reduction in payments upon the death of an Annuitant. Future Variable Annuity payments are determined by multiplying the number of Annuity

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Units per payment for each Subaccount by the Annuity Unit value for that
Subaccount at the end of the Valuation Date that each annuity payment is due and summing the result.

6. BASIS OF ANNUITY OPTIONS

    Your Contract will contain tables for each Annuity Option that show the guaranteed monthly payment for each $1,000 applied to an Annuity Option. The guaranteed monthly payments are based on an interest rate (or assumed investment rate if variable annuitization is elected) of 2.50% per year and, where mortality is involved, the "Annuity 2000 Table" developed by the Society of Actuaries projected using Scale G to the year 2015. We may offer annuity rates for Fixed Annuity payments that are more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class. We may also offer Variable Annuity payment options based on assumed investment rates other than 2.50%, but not greater than 5.00%.

    The tables that we prepare for each annuity option are calculated with an assumed investment rate of 2.50% per annum. If the actual annualized net investment rate in a Subaccount exceeds 2.50% per annum, Variable Annuity payments for that Subaccount will increase. Conversely, if the actual annualized net investment rate for a Subaccount is less than 2.50% per annum, Variable Annuity payments for that Subaccount will decrease.

    ANNUITY UNIT VALUE. Annuity Unit values are determined independently for each Subaccount. The Annuity Unit value at the end of any Valuation Period is equal to a. multiplied by b. multiplied by c. where:

    a.  is the Annuity Unit value at the end of the preceding Valuation Period

    b.  is the net investment experience factor for the current Valuation Period

    c. is an interest factor of 0.99993235 for each calendar day in the current Valuation Period. The interest factor offsets the assumed investment rate of 2.5% per annum used in the Contract's annuity tables. A different interest factor will be used if we offer other assumed investment rates.

    The net investment experience factor for a Subaccount for the current Valuation Period is equal to x. divided by y. where:

    x. Is the Subaccount's Accumulation Unit value at the end of the current Valuation Period

    y. Is the Subaccount's Accumulation Unit value at the end of the preceding Valuation Period

7. TRANSFERS DURING THE ANNUITY PERIOD

    During the Annuity Period, you may, by written request to our Service Center, transfer Contract Value from one Subaccount to another Subaccount, subject to the following limitations:

    - Transfers among Subaccounts are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

    - Your interest in a Subaccount must be transferred in increments of 25%.

    - Your annuity payments for the Subaccount you are transferring to must be at least $100 after the transfer. Your annuity payments for the Subaccount you are transferring from must be at least $100 after the transfer, unless the transfer will eliminate your interest in the Subaccount.

    - You may not transfer to or from the Fixed Account.

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We calculate the number of Annuity Units per payment for the Subaccount you are transferring to, as A multiplied by B divided by C, where:

A = The number of Annuity Units per payment for the Subaccount you are transferring from;

B = The Annuity Unit value of the Subaccount you are transferring from; and

C = The Annuity Unit value of the Subaccount you are transferring to.

TRANSFER PROCEDURES--We will make transfers pursuant to proper written or telephone instructions to our Service Center that specify in detail the requested changes. Transfers involving a Subaccount will be based upon the Annuity Unit values determined following our receipt of complete transfer instructions. If we receive a transfer request at our Service Center before the close of business on the Valuation Date, we will process the request based on Annuity Unit values determined at the end of that Valuation Date. If we receive a transfer request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Annuity Unit values determined at the end of the next Valuation Date. If you or your authorized representative call us to request a telephone transfer but have not given instructions to us prior to the close of business on the Valuation Date, even if due to our delay in answering your call, we will consider your telephone transfer request to be received after the close of business on the Valuation Date.

We may suspend, change or terminate the transfer privilege at any time.

8. DEATH PROCEEDS

    If the Annuitant dies, we will automatically continue any unpaid installments for the remainder of the certain period under Annuity Options 1, 3 or 5. If the Owner elects, we will pay a lump sum payment of the present value of the remaining payments in the certain period. The election to receive the lump sum payment must be made within 60 days of our receipt of due proof of death of the Annuitant or joint Annuitants.

    We deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period; or 2) any remaining payments under Annuity Option 1. The charge is equal to the following:

    For a fixed Annuity Option:

    1) the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment; LESS

    2) the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment plus 1%.

    For a variable Annuity Option:

    1) the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment; LESS

    2) the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation) , using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment plus 1%.

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    We will determine the present value of any remaining guaranteed Variable
    Annuity payments by applying the Annuity Unit value next determined after we receive the election to commute the remaining payments at our Service Center.

    If Annuity Option 2 is elected, annuity payments terminate automatically and immediately upon the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible that only one payment will be received if death occurred prior to the date the second payment was due.

    Under Annuity Option 4, Annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.

    If an Owner, who is not also an Annuitant, dies after the Annuity Date, the following provisions apply:

    - If the Owner was the sole Owner, the remaining annuity payments will be payable to the Beneficiary in accordance with the provisions described above. The Beneficiary will become the Owner of the Contract.

    - If the Contract has joint Owners, the annuity payments will be payable to the surviving joint Owner in accordance with the provisions described above. Upon the death of the surviving joint Owner, the Beneficiary becomes the Owner.

9. PROTECTION OF BENEFITS

    Unless otherwise provided in the supplementary agreement, the Owner may not commute, anticipate, assign, alienate or otherwise hinder the receipt of any annuity payment. Further, the proceeds of the Contract and any payment under an Annuity Option will be exempt from the claim of creditors and from legal process to the extent permitted by law.

10. AGE, GENDER AND SURVIVAL

    We may require satisfactory evidence of the age, gender and the continued survival of any person on whose life the income is based.

    If the Annuitant's age or gender has been misstated, the amount payable under the Contract will be calculated as if those Purchase Payments sent to us had been made at the correct age or gender. Interest not to exceed the lesser of 3% or the maximum allowed by state law compounded each year will be charged to any overpayment or credited to any underpayment against future payments we may make under the Contract.

    In 1983, the United States Supreme Court held in ARIZONA GOVERNING COMMITTEE
V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Contracts offered by this Prospectus are based upon actuarial tables that distinguish between men and women and, thus, the Contract provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related benefits program before purchasing the Contract.

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                          PAYMENTS TO CONTRACT OWNERS

    Generally, we will make any death benefit, loan, withdrawal, surrender, or annuity payment to you or effect any transfer within seven days after the Valuation Date we receive your proper request at our Service Center. However, we may suspend or postpone payments of any amount where permitted under applicable federal or state laws, rules, or regulations.

    We may suspend or defer payments or transfers involving any Subaccount:

    - during any period when the New York Stock Exchange is closed,

    - when trading is restricted or the SEC determines an emergency exists, or

    - as the SEC by order may permit.

We also may defer any payment or transfer from the Fixed Account for the period permitted by law. During the deferral period, we will continue to credit interest at the current applicable interest rates. This can never be more than six months after you send us the request.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block your ability to make certain transactions and thereby refuse to accept any Purchase Payment or requests for transfers, withdrawals, surrenders, loans, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

If you have submitted a recent check or draft that has not cleared through the banking system, we have the right to defer payment of a transfer, death benefit, loan, withdrawal, surrender, or annuity payment until such check or draft has been honored.

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                              FEDERAL TAX MATTERS

A. INTRODUCTION

    This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

    This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

B. OUR TAX STATUS

    We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may charge the Separate Account to pay these taxes.

C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

    Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

    - the Contract must be owned by an individual,

    - Separate Account investments must be "adequately diversified",

    - we, rather than you, must be considered the Owner of Separate Account assets for federal tax purposes, and

    - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

    NON-NATURAL OWNER. As a general rule, deferred annuity contracts held by "non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural Owner. There are exceptions to this general rule for non-natural Owners. Contracts are generally treated as held by a natural person if the nominal Owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal Owner of a contract under a non-qualified deferred compensation plan for its employees.

    Additional exceptions to this rule include:

    - certain Contracts acquired by a decedent's estate due to the death of the decedent,

    - certain Qualified Contracts,

    - certain Contracts used with structured settlement agreements, and

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    - certain Contracts purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.

    DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between the contract value and the Purchase Payments.

    Although we do not control Fund investments, we expect that each Fund will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."


    OWNERSHIP TREATMENT. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should generally not be treated as the owner of any assets in the Separate Account, see, however, the discussion below on Publicly Available Funds. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Separate Account assets.



    PUBLICLY-AVAILABLE FUNDS. Several of the Funds offered through the Separate Account are also available to the general public The IRS has ruled that investing in mutual funds shares that are "publicly-available," i.e., shares of mutual finds that can be purchased directly without purchasing a variable annuity or life insurance contract, is incompatible with the investment control restrictions described in the previous paragraph. The IRS has ruled that most types of qualified contracts are not subject to the restrictions against investing in publicly-available mutual funds. We therefore believe that Qualified Contracts (other than those issued in connection with non-government 457 plans) may invest in publicly-available funds and remain exempt from current taxation until amounts are distributed or deemed to be distributed from the Contract. HOWEVER, , IF A NON-QUALIFIED CONTRACT INVESTS IN PUBLICLY-AVAILABLE FUNDS, IT WILL NOT BE TREATED AS AN ANNUITY CONTRACT FOR FEDERAL INCOME TAX PURPOSES. For this purpose, a Contract purchased in connection with a non-government sponsored 457 plan is treated as a Non-Qualified Contract.



    Accordingly, the Publicly-Available Funds under the Separate Account are intended only for Qualified Contracts. While we have established controls to avoid having a Non-qualified Contract invest in the Publicly-Available Funds,the Owner of a Non-Qualified Contract is responsible for ensuring that such an investment does not occur.



    REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the Annuity Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a


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period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.


    The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

    Other rules may apply to Qualified Contracts.


    DELAYED ANNUITY DATES. If the Annuity Date occurs (or is scheduled to occur) when the Annuitant has reached an advanced age (e.g., past age 85), the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.


    The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the Owner of Separate Account assets.

2. TAXATION OF PARTIAL AND FULL WITHDRAWALS

    Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract". This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income. All amounts includible in income with respect to the Contract are taxed as ordinary income.

    Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

    The Contract's optional death benefits, if elected, may exceed Purchase Payments or Contract Value. As described in the Prospectus, we impose certain charges with respect to these death benefits. It is possible that those charges (or some portion) could be treated as a partial withdrawal.

    If your Contract contains a GLWB Rider, the application of certain tax rules, particularly those rules relating to distributions from your Contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing the GLWB Rider.

    There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.


    Other rules may apply to Qualified Contracts.


3. TAXATION OF ANNUITY PAYMENTS

    Normally, the portion of each annuity payment taxable as ordinary income equals the payment minus the exclusion amount. The exclusion amount for Variable Annuity payments is the "investment in the contract" allocated to the variable Annuity Option and adjusted for any period certain or refund

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feature, divided by the number of payments expected to be made. The exclusion amount for Fixed Annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed Annuity Option and adjusted for any period certain or refund feature, to the expected value of the Fixed Annuity payments.


    Once the total amount of the investment in the contract has been recovered, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.


4. TAXATION OF DEATH BENEFITS

    Amounts may be distributed upon your or the Annuitant's death. Death benefits are includible in income and:

    - if distributed in a lump sum are taxed like a full withdrawal, or

    - if distributed under an Annuity Option are taxed like annuity payments.

5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

    A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

    - received on or after you reach age 59 1/2,

    - received due to your disability,

    - made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death,

    - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated Beneficiary (within the meaning of the tax law),

    - made under a Contract purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually,

    - made with annuities used with certain structured settlement agreements.

    Other exceptions may apply.

6. AGGREGATION OF CONTRACTS

    The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more Non-Qualified deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. EXCHANGE OF ANNUITY CONTRACTS


    We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your


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investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See "AGGREGATION OF CONTRACTS") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.


8. LOSS OF INTEREST DEDUCTION WHERE CONTRACTS ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS

    For Contracts issued to a non-natural Owner, all or some portion of otherwise deductible interest may not be deductible by the Owner. However, this interest deduction disallowance does not affect Contracts where the Owner is taxable each year on the investment income under the Contract. Entities considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

D. QUALIFIED PLANS

    Currently, the Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code. Contracts offered for use in connection with retirement plans that receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans") are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. PERSONS INTENDING TO USE THE CONTRACT IN CONNECTION WITH QUALIFIED PLANS SHOULD CONSULT A TAX ADVISER.

    Under the Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments and death benefit protection.

    The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, the number of allowable loans and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If the Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

    Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year

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following the calendar year in which the Owner attains age 70 1/2. The required beginning date for 401, 403 and 457 plans is the April 1 of the calendar year following the later of the year in which the Owner attains age 70 1/2 or retires. There are no required minimum distributions during the Owner's lifetime under Roth IRAs. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

    A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply, for example, to a payment:

    - received after you reach age 59 1/2,

    - received after your death or because of your disability, or

    - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.

    In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may also be available.

    Qualified Contracts are amended to conform to tax qualification requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.

1. QUALIFIED PLAN TYPES

    INDIVIDUAL RETIREMENT ANNUITIES. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

    SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS). The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

    SIMPLE IRAS. The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

    ROTH IRAS. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in certain respects, including:

    - Roth IRA contributions are never deductible,

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    - "qualified distributions" from a Roth IRA are excludable from income,

    - mandatory distribution rules do not apply before death,

    - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code,

    - special eligibility requirements apply, and

    - contributions to a Roth IRA can be made after the Owner has reached age 70 1/2.

    All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. You must be eligible for a qualified rollover contribution to convert an IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

    Any "qualified distribution", as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

    CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS. The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh" permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such a death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

    TAX-SHELTERED ANNUITIES. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of Purchase Payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides optional death benefits that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value (see "DEATH BENEFITS"). It is possible that such death benefits could be characterized as incidental death benefits. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

    Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

    - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

    - earnings on those contributions, and

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    - earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

    These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)


    For Contracts issued after December 31, 2008, amounts attributable to contributions other than salary reduction contributions generally may not be distributed before severance of employment or occurrence of an event specified in the employer's Section 403(b) plan.


    If you are a participant in the Texas Optional Retirement Program, you may not take withdrawals before death, disability, retirement, or termination from employment in the Texas public institutions of higher education, as provided in the Texas Optional Retirement Program. (You are, however, permitted to make transfers of Contract Value among the Investment Options.)

    DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. DIRECT ROLLOVERS

    If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any distribution from such a qualified retirement plan, excluding certain amounts such as:

    - minimum distributions required under Section 401(a)(9) of the Code,

    - certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and

    - hardship distributions.

    Under these requirements, federal income tax equal to 20% of the taxable portion of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

E. FEDERAL INCOME TAX WITHHOLDING

    We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In

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certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

F. OTHER TAX ISSUES

    1. FEDERAL ESTATE TAXES

    While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

    2. GENERATION-SKIPPING TRANSFER TAX

    Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


    3. ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO



    The Internal Revenue Service has ruled that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.



    4. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

    5. FOREIGN TAX CREDITS

    We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

    6. POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

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G. SPECIAL TAX CONSIDERATIONS FOR OPTIONAL BENEFITS

    At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the Contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals.

    We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser before electing any optional benefit riders.

    Amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect that certain optional benefits, e.g., the GLWB Rider, might have on the amount that is treated as the Contract Value for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how such optional benefits are treated for this purpose.

    The death benefit under a Qualified Contract, or any optional death benefit or other optional benefit rider, may increase the amount of any required minimum distributions. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution.

    If you are considering purchasing the GLWB Rider in connection with a Qualified Contract, in certain circumstances your ability to access the withdrawal benefit may be limited by the terms of your plan and/or by applicable law. Always consult your tax adviser before purchasing this Rider in connection with a Qualified Contract.

                           DISTRIBUTION OF CONTRACTS

    The Contracts are distributed through the principal underwriter for the Separate Account:

                     EPOCH SECURITIES, INC. ("DISTRIBUTOR")
                     ONE NEW YORK PLAZA, NEW YORK, NY 10004
       MAILING ADDRESS: 30 HUDSON ST., 27TH FLOOR, JERSEY CITY, NJ 07032
              132 TURNPIKE ROAD, SUITE 210, SOUTHBOROUGH, MA 01772


    The Distributor is a wholly-owned subsidiary of The Goldman Sachs Group, Inc We reimburse the Distributor for sales of the Contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including: advertising expenses and other expenses of distributing the Contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.


    SELLING FIRMS. We and Distributor have entered into selling agreements with selling firms for the sale of the Contracts. All selling firms receive commissions and some form of non-cash compensation. Selected selling firms may receive additional compensation, including marketing allowances, persistency payments, preferred status fees and industry conference fees. These commissions and other incentives or payments, if any, are not charged directly to Contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from our General Account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

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    COMPENSATION PAID TO ALL SELLING FIRMS.  We and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. The maximum commission payable for contract sales by selling firms is 6.0% of Purchase Payments. Some selling firms may elect to receive a lower commission when a Purchase Payment is made, along with annual trail commissions up to 0.80% of Account Value (less Purchase Payments received within the previous 12 months) for so long as the Contract remains in effect or as agreed in the selling agreement. Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

    ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS. We and Distributor may pay additional compensation to selected selling firms, including marketing allowances, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative sales of our variable insurance contracts (including the Contracts). Persistency payments are periodic payments based on account values of our variable insurance contracts (including Account Values of the Contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the Contracts in selling firms' marketing programs, which may include marketing services and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

    The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

                                 VOTING RIGHTS

    Proxy materials in connection with any Fund shareholder meeting are delivered or made available to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. It is important that each Owner provide voting instructions to us because we vote all Fund shares proportionately in accordance with instructions received from Owners. This means that we will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

    Owners have voting rights in a Fund based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, or the death of an Owner. Thereafter, the payee entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, voting rights decrease as Annuity Units decrease.

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                    REPORTS TO CONTRACT OWNERS AND INQUIRIES

    Each calendar quarter we send you a statement showing amounts credited to each Subaccount and to the Fixed Account. It also shows the interest rate(s) that we are crediting upon amounts held in the Fixed Account. In addition, if you transfer amounts among the Investment Options or make additional Purchase Payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Funds that underlie the Subaccounts in which you invest and a list of the securities held by that Fund. Read all reports carefully. If you find any errors, please contact us promptly to correct them.

    You will have access to Contract information through the Interactive Voice Response System (IVR) at 1-800-457-8803. You will also be able to access your account information from our website at www.commonwealthannuity.com.

    You may direct inquiries to the selling agent or may call or write to us at our Service Center.

                             DOLLAR COST AVERAGING

    Under our Dollar Cost Averaging ("DCA") program, a predesignated portion of any Subaccount is automatically transferred on a monthly, quarterly, semi-annual or annual basis for a specified duration to other Subaccounts or from the Fixed Account to a Subaccount or Subaccounts. If you elect this program, you cannot elect Automatic Asset Rebalancing. There is no charge associated with our DCA program.

    The theory of a DCA program is that by investing at regular and level increments over time, you will be able to purchase more Accumulation Units when the Accumulation Unit value is relatively low and less Accumulation units when the Accumulation Unit value is relatively high. DCA generally helps reduce the risk of purchasing Accumulation Units when market prices are high and selling when market prices are low. However, participation in the DCA program does not assure you of greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Subaccount (other than a Subaccount which maintains a stable net asset value), are less likely to produce the desired effect of the DCA program and may have the effect of reducing the average price of the Subaccount shares being redeemed. If you choose to participate in this program you should have the financial ability to continue making transfers through periods of fluctuating markets.

    The Owner may select any day of the month except for the 29th, 30th or 31st for the DCA transfers to occur. The Dollar Cost Averaging program is available only during the Accumulation Period. You may enroll any time by completing our Dollar Cost Averaging form. We must receive the enrollment form at least five business days before the transfer date.

    The minimum transfer amount is $100 per Subaccount. At the time Dollar Cost Averaging is elected, the total Contract Value in the Subaccount from which transfers will be made must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

    Dollar Cost Averaging ends if:

    - the number of designated monthly transfers has been completed,

    - Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount is transferred,

    - we receive your written termination at our Service Center at least five business days before the next transfer date, or

    - the Contract is surrendered or annuitized.

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    If the Fixed Account balance is at least $10,000, you may elect automatic monthly or calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts. Transfers are made within five business days of the end of the month or calendar quarter, as applicable. We must receive the enrollment form at least ten days before the end of the month or calendar quarter, as applicable.

                          AUTOMATIC ASSET REBALANCING

    We currently offer Automatic Asset Rebalancing on a monthly, quarterly, semi-annual, or annual basis. If you elect this program, you cannot elect Dollar Cost Averaging. There is currently no charge for this service.

    Under Automatic Asset Rebalancing, we will allocate your Purchase Payments and rebalance your Separate Account Contract Value monthly, quarterly, semi-annually, or annually to maintain the particular percentage allocation among the Subaccounts that you select based on your investment goals and risk tolerance. Rebalancing of your Separate Account Contract Value will occur on the initial rebalancing date you select and then each rebalancing date thereafter. The initial date you select cannot be earlier than 30 days from the Date of Issue. If based on your selected date, rebalancing would occur on a date that is not a Valuation Date, the rebalancing will occur on the Valuation Date following your selected date. You may change the frequency of Automatic Asset Rebalancing at any time.

    We perform this periodic rebalancing to take account of:

    - increases and decreases in Separate Account Contract Value in each Subaccount due to Subaccount performance, and

    - increases and decreases in Separate Account Contract Value in each Subaccount due to withdrawals, transfers, and Purchase Payments.

    You may elect Automatic Asset Rebalancing at any time on or after the Date of Issue by submitting a written request to our Service Center. If you elect Automatic Asset Rebalancing, you must include all Separate Account Contract Value in the program. We allocate all Purchase Payments paid under an automatic investment feature and, unless you instruct us otherwise, all other Purchase Payments in accordance with the particular percentage allocation among the Subaccounts that you have selected. The percentages that you select under Automatic Asset Rebalancing will override any prior percentage allocations that you have chosen and we will allocate all future Purchase Payments. You may change your allocations at any time. Once elected, you may instruct us, in a form satisfactory to us, at any time to terminate the program. We reserve the right to make changes to this program at any time.

                           SYSTEMATIC WITHDRAWAL PLAN

    We offer a Systematic Withdrawal Plan ("SWP") allowing you to preauthorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts from the Fixed Account or from any of the Subaccounts on a monthly, quarterly, semi-annual or annual basis. The SWP is available when you request a minimum $100 periodic payment. If the amounts distributed under the SWP exceed the Free Withdrawal Amount, we may assess the withdrawal charge on those amounts. WITHDRAWALS TAKEN UNDER THE SWP MAY BE SUBJECT TO THE 10% TAX PENALTY ON EARLY WITHDRAWALS AND TO INCOME TAXES AND WITHHOLDING. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give thirty days' notice if we amend the SWP. The SWP may be terminated at any time by you or us. There is no charge associated with the SWP.

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                             SPECIAL CONSIDERATIONS

    We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

    Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment at our Service Center. Any claim is subject to proof of interest of the assignee. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

    Only our President, Vice President, Secretary, or Assistant Secretaries may change the Contract. No one else has authority to modify or waive any provision of the Contract. Any change must be in writing. At any time, we may make such changes to the Contract, without your consent, as required to make it conform with any law, regulation, or ruling issued by a government agency. We will notify you of such changes and when required will obtain approval from the appropriate regulatory authority and you.

                               LEGAL PROCEEDINGS


    There are no legal proceedings to which we, the Separate Account or the Principal Underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:



    - the Separate Account; or



    - the ability of the principal underwriter to perform its contract with the Separate Account; or



    - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.


             TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

    The Statement of Additional Information, Table of Contents is: Services to the Separate Account; State Regulation; Experts; Financial Statements; Financial Statements of Commonwealth Annuity and Life Insurance Company; Appendix A State Premium Tax Chart. Please read the Statement of Additional Information in conjunction with this Prospectus.

                              FINANCIAL STATEMENTS


    Financial Statements are included for the Company and for its Separate Account.


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                                   APPENDIX A
       COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

    This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities
(IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRA). Further information can be obtained from Commonwealth Annuity and Life Insurance Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS).

    This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

    Please note that the information contained herein is based on current federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA or Roth IRA, whichever is applicable.

A. REVOCATION

    Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money by submitting your request in writing to us at our Service Center. Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

B. STATUTORY REQUIREMENTS

    The Contract is intended to meet the requirements of Section 408(b) of the Code, Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

    1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the Owner must be nonforfeitable.

    2.  The Contract must be nontransferable by the Owner.

    3.  The Contract must have flexible premiums.

    4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date) (see "Required Distributions"). However,
Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of
Section 401(a) of the Code, do not apply to Roth IRAs.

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    If you die on or after the date required minimum distributions under
Section 401(a)(9) of the Code commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before required minimum distributions commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your Beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated Beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated Beneficiary may receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated Beneficiary is your spouse, the Contract may be treated as his or her own IRA, or, where applicable, Roth IRA.

    5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

    6. The Contract must be for the exclusive benefit of you and your Beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

    1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as "qualified employee benefit plans"). Tax-free rollovers can be made from a SIMPLE IRA to a SIMPLE Individual Retirement Account under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

    2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.

    3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

    4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

    5. All or a part of the premium for the Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for the Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

    6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

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D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAS

    1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $4,000 for 2007, and $5,000 for 2008. After 2008, the limit may be indexed annually in $500 increments as determined by the Secretary of Treasury to reflect cost of living increases. An individual who has attained age 50 may make additional "catch-up" IRA contributions. The maximum annual contribution limit for the individual is increased by $1,000 except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans are compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

    2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $10,000 for 2007 ($4,000 annual contribution for each individual, plus $1,000 for each individual who has attained age 50).

    3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

        a.  The maximum annual contribution, or

        b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

    The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.

    4. If either you or your spouse is an active participants in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows:

    JOINT RETURNS: $83,000-$103,000

    SINGLE TAXPAYERS: $52,000-$62,000

    The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer sponsored plan, but your spouse is, the amount of the deductible IRA contribution is phased out for adjusted gross income between $156,000 and $166,000. These amounts may be indexed for cost of living increases in future years.

    To designate a contribution as nondeductible, you must file IRS Form 8606, NONDEDUCTIBLE IRAS. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional

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IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

    5. Contributions to your IRA for a year can be made at any time up to April 15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

    6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

    7. A taxpayer may qualify for a tax credit for contributions to an IRA, or for a tax exempton for distributions donated to charity in 2007, depending on the taxpayer's adjusted gross income.

E. SEP IRAS

    1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $45,000 (may be indexed for cost-of-living increases in future years) or 100% of compensation.

    2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

F. SIMPLE IRAS

    1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

    2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $10,500 for 2007. After 2007, the limit may be indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a non-elective contribution equal to 2 percent of your compensation for the year (up to $210,000 of compensation, as may be adjusted for inflation in future years). No other contributions may be made to a SIMPLE IRA.

    3. Employee elective contributions and employer contributions (I.E., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

    4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (E.G., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

    1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

    2. In general, taxable distributions are included in your gross income in the year you receive them.

    3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

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    4.  You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

    You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (I.E., the required beginning date).

    Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated Beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint expectancy.

    The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated Beneficiary, determined as set forth in applicable federal income tax regulations.

    If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

    In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

    If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAS

    1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. Roth IRAs are treated the same as other IRAs, except as described here.

    2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract. The Company reserves the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

    3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

    4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the Owner is alive. However, after the death of a Roth IRA Owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA Owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.

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J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAS

    1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

    2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older (as discussed in section D, above).

    The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

        (a) the excess of (i) your adjusted gross income for the taxable year, over (ii) the "applicable dollar amount," bears to

        (b) $15,000 (or $10,000 if you are married).

    For this purpose, "adjusted gross income" is determined under the Code and
(1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the "applicable dollar amount" is equal to $156,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $99,000 for any other individual. These amounts may be indexed for cost of living increases in future years.

    A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAS

    1. ROLLOVERS AND TRANSFERS--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under
Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

    You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

    The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

    2. TAXATION OF ROLLOVERS AND TRANSFERS TO ROTH IRAS--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

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    In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code
Section 72(t) (relating to the 10 percent penalty tax on premature distributions) will not apply.

    3. TRANSFERS OF EXCESS IRA CONTRIBUTIONS TO ROTH IRAS--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

    4. TAXATION OF CONVERSIONS OF IRAS TO ROTH IRAS--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

    A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

    UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NON-QUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

    5. SEPARATE ROTH IRAS--Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAS

    1. QUALIFIED DISTRIBUTIONS--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59(1/a)(2), (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (I.E., a qualified first-time homebuyer distribution under the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

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    2.  NONQUALIFIED DISTRIBUTIONS--A distribution from a Roth IRA which is not a qualified distribution is taxed under Code Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed,
(a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

    An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59(1/a)(2), unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

    1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it. If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

    2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

    There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply generally:

        1.  To amounts that are rolled over or transferred tax free;

        2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

        3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your Beneficiary;

        4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums; or

        5. To a distribution mode during a specified time period to a reservist who is called or ordered to active duty for a period in excess of 170 days or for an indefinite period.

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O. EXCISE TAX REPORTING

    Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

    If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: The Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

    We will provide you with any reports required by the Internal Revenue
Service.

R. ESTATE TAX

    Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE


    1. We deduct a daily charge from your Separate Account Contract Value equal to 1.30%, on an annual basis, of Separate Account Contract Value. May vary if optional riders are elected.



    2. An annual Contract Fee of $30.00 will be assessed against the Separate Account and Fixed Account Value each Contract Year.



    3. Withdrawal charges will be assessed based on the Contract Years elapsed as described in the prospectus under the heading "Withdrawal Charge."


    4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading "Accumulation Unit Value" for Separate Account Contract Value

    5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account or rates of interest as declared by Commonwealth Annuity.

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GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY
COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 2% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 3% THEREAFTER. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

       END OF           TERMINATION    END OF    TERMINATION    END OF    TERMINATION    END OF    TERMINATION
        YEAR              VALUES*       YEAR       VALUES*       YEAR       VALUES*       YEAR       VALUES*
---------------------   -----------   --------   -----------   --------   -----------   --------   -----------
          1                  928          9          9,424        17         20,750        25         35,235
          2                1,891         10         10,607        18         22,379        26         37,299
          3                2,881         11         11,929        19         24,057        27         39,424
          4                3,899         12         13,292        20         25,785        28         41,614
          5                4,945         13         14,696        21         27,565        29         43,868
          6                6,021         14         16,142        22         29,398        30         46,191
          7                7,128         15         17,633        23         31,287
          8                8,264         16         19,168        24         33,232

------------------------

*   Includes applicable withdrawal charges

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 2% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 3% THEREAFTER. (TERMINATION VALUES ARE BASED ON $5,000 SINGLE PREMIUM.)

       END OF           TERMINATION    END OF    TERMINATION    END OF    TERMINATION    END OF    TERMINATION
        YEAR              VALUES*       YEAR       VALUES*       YEAR       VALUES*       YEAR       VALUES*
---------------------   -----------   --------   -----------   --------   -----------   --------   -----------
          1                4,788          9          5,671        17          6,844        25          8,401
          2                4,901         10          5,754        18          7,019        26          8,622
          3                5,017         11          5,896        19          7,200        27          8,851
          4                5,136         12          6,043        20          7,385        28          9,086
          5                5,258         13          6,194        21          7,577        29          9,328
          6                5,382         14          6,349        22          7,774        30          9,578
          7                5,509         15          6,510        23          7,976
          8                5,589         16          6,675        24          8,185

------------------------

*   Includes applicable withdrawal charges

                                   APPENDIX B


GLWB RIDER--EXAMPLE #1



THIS EXAMPLE ILLUSTRATES THE SETTING OF INITIAL AMOUNTS, THE IMPACT OF BONUSES AND STEP-UPS, THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS, THE IMPACT OF NON-EXCESS AND EXCESS WITHDRAWALS, AND THE CALCULATION OF THE GLWB RIDER DEATH BENEFIT



The values shown below assume that:



-- a Contract is issued with an initial Purchase Payment of $100,000 and no premium taxes apply



-- the Covered Person (or oldest Covered Person in the case of GLWB Plus For
Two) is exact age 55 on the Date of Issue



-- an Excess Withdrawal equal to the Contract Value is taken in the middle of the 17th Contract Year (the Contract is surrendered)



-- we do not exercise our right to increase the GLWB Rider charge on the effective date of any Step-Up of the Lifetime Income Base.



The values in the shaded lines below are middle of year values (after the impact of the each assumed transaction). All other values are beginning of the year.


                                                                              HYPOTHETICAL   HYPOTHETICAL
                                                                                CONTRACT       CONTRACT                   LIFETIME
                                       AGE OF                                    VALUE          VALUE       GUARANTEED     INCOME
                        CONTRACT      COVERED       PURCHASE       GROSS         BEFORE         AFTER       WITHDRAWAL      BASE
LINE                      YEAR         PERSON        PAYMENT    WITHDRAWAL    TRANSACTION    TRANSACTION      BALANCE      BONUS
----                    --------   --------------   ---------   -----------   ------------   ------------   -----------   --------
         (1)               1             55         $100,000                    $      0       $100,000      $100,000       na
         (2)               2             56                                       95,000         95,000       100,000      $5,000
         (3)               3             57                                      110,000        110,000       100,000       5,000
         (4)               4             58                                      117,500        117,500       100,000       5,000
         (5)               4       Transaction #1     25,000                     110,000        135,000       125,000       na
         (6)               5             59                                      130,000        130,000       125,000       6,250
         (7)               6             60                                      115,000        115,000       125,000       6,250
         (8)               7             61                                      110,000        110,000       125,000       6,250
         (9)               7       Transaction #2                 $ 6,250        118,750        112,500       118,750       na
        (10)               8             62                                     $115,000        115,000       118,750       na
        (11)               9             63                                      117,500        117,500       118,750       na
        (12)               9       Transaction #3                  10,000        125,000        115,000       108,750       na
        (13)               10            64                                      125,000        125,000       108,750       na
        (14)               11            65                                      135,000        135,000       108,750       na
        (15)               12            66                                      150,000        150,000       108,750       na
        (16)               13            67                                      135,000        135,000       108,750       na
        (17)               13      Transaction #4                   7,500        122,500        115,000       101,250       na
        (18)               14            68                                      105,000        105,000       101,250       na
        (19)               15            69                                      110,000        110,000       101,250       na
        (20)               16            70                                       90,000         90,000       101,250       na
        (21)               16      Transaction #5                  65,000         75,000         10,000        13,500       na
        (22)               17            71                                       10,500         10,500        13,500       na
        (23)               17      Transaction #6                  11,000         11,000              0             0       na


                       CONTRACT
                       VALUE ON   LIFETIME   GUARANTEED    LIFETIME
                       STEP-UP     INCOME    WITHDRAWAL     INCOME
LINE                     DATE       BASE       AMOUNT       AMOUNT
----                   --------   --------   -----------   --------
         (1)              na      $100,000     $5,000        na
         (2)              na       105,000      5,000        na
         (3)              na       110,000      5,000        na
         (4)           $117,500    117,500      5,000        na
         (5)              na       142,500      6,250        na
         (6)              na       148,750      6,250        na
         (7)              na       155,000      6,250        na
         (8)           110,000     161,250      6,250        na
         (9)              na       155,000      6,250        na
        (10)              na       155,000      6,250        na
        (11)              na       155,000      6,250        na
        (12)              na       142,600      5,750        na
        (13)           125,000     142,600      5,750        na
        (14)           135,000     142,600      na          $7,130
        (15)           150,000     150,000      na           7,500
        (16)           135,000     150,000      na           7,500
        (17)              na       150,000      na           7,500
        (18)           105,000     150,000      na           7,500
        (19)           110,000     150,000      na           7,500
        (20)            90,000     150,000      na           7,500
        (21)              na        20,000      na           1,000
        (22)            10,500      20,000      na           1,000
        (23)              na             0      na               0

SETTING OF INITIAL AMOUNTS

Line (1) -- On the Date of Issue, the Contract Value is equal to the initial Purchase Payment of $100,000. The initial Guaranteed
           Withdrawal Balance and Lifetime Income Base are set equal to the initial Purchase Payment of $100,000. The Guaranteed
           Withdrawal Amount is set equal to the 5% of the Guaranteed
           Withdrawal Balance (5% X $100,000 = $5,000). The Lifetime
           Income Amount is not calculated prior to the Lifetime Income
           Date.

DETERMINATION OF LIFETIME INCOME DATE

   => The Lifetime Income Date is the Contract Anniversary on or after the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) reaches age 65, or the Date of Issue if the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) is age 65 or older on the Date of Issue.

Line (14)  In this example the Lifetime Income Date is the first day of the 11th Contract Year.

BONUSES & STEP-UPS

   => The Bonus Period lasts until the earlier of the 10th Contract Anniversary or the Contract Anniversary immediately following the Contract Year in which the Covered
           Person (or older original Covered Person in the case of GLWB
           Plus for Two) reaches age 80. No Bonuses will be applied after a withdrawal is taken.
   => The Step-Up Period begins on the Date of Issue and ends on the Contract Anniversary immediately following the Contract
           Year in which the Covered Person (or older original Covered
           Person in the case of GLWB Plus For Two) reaches age 90.
           During the Step-Up Period, Step-Up dates are scheduled for the 3rd, 6th, and 9th Contract Anniversary and every
           Contract Anniversary thereafter and the Lifetime Income
           Date.

Line (2) Since no withdrawals have been taken and the Covered Person is within the Bonus Period, the Lifetime Income Base is increased for a Bonus. The Bonus is equal to 5% of total
           Purchase Payments (= 5% X $100,000 = $5,000). The new
           Lifetime Income Base after the Bonus is equal to $105,000 (=
           $100,000 + $5,000). The Guaranteed Withdrawal Amount does not change after a Bonus is applied.

Line (4)   The 3rd Contract Anniversary is a Step-Up Date and the
           Contract Value ($117,500) exceeds the Lifetime Income Base after the Bonus is applied ($115,000), so the Lifetime
           Income Base is Stepped-Up to the Contract Value. Note that the Bonus is applied before we determine if a Step-Up applies.

Line (8)   The Contract Value ($110,000) is lower than the Lifetime
           Income Base after the Bonus is applied
           ($155,000 + $6,250 = $161,250) so the Lifetime Income
           Base is not Stepped-Up.

Line (15)  The Contract Value ($150,000) is higher than the Lifetime
           Income Base ($142,600) so the Lifetime Income Base is
           Stepped-Up to equal the Contract Value. The Lifetime Income
           Amount is increased to equal 5% of the new Lifetime Income
           Base (= 5% X $150,000 = $7,500).

TRANSACTION #1 - IMPACT OF AN ADDITIONAL PURCHASE PAYMENT

Line (5)   -- We increase the Guaranteed Withdrawal Balance and
           Lifetime Income Base by the amount of an additional Purchase
           Payment when we receive it. The Guaranteed Withdrawal
           Balance after the additional Purchase Payment is equal to $125,000 (= $100,000 + $25,000). The Lifetime Income Base
           after the additional Purchase Payment equals $142,500
           (= $117,500 + $25,000).

           -- The Guaranteed Withdrawal Amount is recalculated to equal the greater of (a) the Guaranteed Withdrawal Amount immediately before the Purchase Payment; or (b) 5% of the Guaranteed Withdrawal Balance immediately after the Purchase
           Payment. This is equal to $6,250 which is the greater of
           (a) = $5,000 or (b) = 5% X $125,000 = $6,250.

TRANSACTION #2 - IMPACT OF A NON-EXCESS WITHDRAWAL TAKEN PRIOR TO THE
LIFETIME INCOME DATE

   =>      Prior to the Lifetime Income Date, the Guaranteed Withdrawal
           Amount is used for the purpose of determining whether a Gross Withdrawal is a Non-Excess Withdrawal or Excess
           Withdrawal

Line (9) A Gross Withdrawal of $6,250 is taken in the middle of the 7th Contract Year. Since the Gross Withdrawal does not cause total Gross Withdrawals taken during the Contract Year to exceed the Guaranteed Withdrawal Amount ($6,250), the Gross
           Withdrawal is classified as a Non-Excess Withdrawal.
           According to the terms of the GLWB Rider, amounts are adjusted for a Non-Excess Withdrawal taken prior to the Lifetime Income Date, as follows:
           -- The new Guaranteed Withdrawal Balance equals the
           Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($118,750 = $125,000 - $6,250)
           -- The new Lifetime Income Base is equal to the greater of
           (a) the Lifetime Income Base immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Lifetime Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor*. This is equal to $155,000 which is the greater of (a) = $161,250 -
           $6,250 = $155,000 or (b) = $161,250 X ($112,500 /
           $118,750) = $152,763
           -- There is no change to the Guaranteed Withdrawal Amount.

           * The Proportional Reduction Factor is equal to the Contract
           Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $112,500 / $118,750).

Line (9)   No future Bonuses will be applied to the Lifetime Income
           Base after this withdrawal.

TRANSACTION #3 - IMPACT OF AN EXCESS WITHDRAWAL TAKEN PRIOR TO THE
LIFETIME INCOME DATE

Line (12)  A Gross Withdrawal of $10,000 is taken in the middle of the
           9th Contract Year. Since the Gross Withdrawal exceeds the
           Guaranteed Withdrawal Amount ($6,250), the Gross Withdrawal is classified as an Excess Withdrawal. According to the terms of the GLWB Rider, amounts are adjusted for an Excess
           Withdrawal taken prior to the Lifetime Income Date, as follows:
           -- The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction
           Factor*. This is equal to $108,750 which is the lesser of
           (a) = $118,750 - $10,000 = $108,750 or (b) = $118,750 X
           ($115,000 / $125,000) = $109,250.
           -- The new Lifetime Income Base is equal to the Lifetime
           Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor ($155,000 X ($115,000 /
           $125,000) = $142,600). Note that the Lifetime Income Base decreases by more than the amount of the withdrawal.
           -- The new Guaranteed Withdrawal Amount is equal to the Guaranteed Withdrawal Amount immediately prior to the withdrawal multiplied by the Proportional Reduction Factor
           ($6,250 X ($115,000 / $125,000) = $5,750).

           * The Proportional Reduction Factor is equal to the Contract
           Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $115,000 / $125,000).

TRANSACTION #4 - IMPACT OF A NON-EXCESS WITHDRAWAL TAKEN ON OR AFTER
THE LIFETIME INCOME DATE

   =>      On and after the Lifetime Income Date, the Lifetime Income
           Amount is used for the purpose of determining whether a Gross Withdrawal is a Non-Excess Withdrawal or Excess
           Withdrawal

Line (17)  A Gross Withdrawal of $7,500 is taken in the middle of the
           13th Contract Year. Since the Gross Withdrawal does not cause total Gross Withdrawals taken during the Contract Year to exceed the Lifetime Income Amount ($7,500), the Gross
           Withdrawal is classified as a Non-Excess Withdrawal.
           According to the terms of the GLWB Rider, amounts are adjusted for a Non-Excess Withdrawal taken on or after the Lifetime Income Date, as follows:
           -- The new Guaranteed Withdrawal Balance equals the
           Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($101,250 = $108,750 - $7,500)
           -- There is no change to the Lifetime Income Base
           -- There is no change to the Lifetime Income Amount.

TRANSACTION #5 - IMPACT OF AN EXCESS WITHDRAWAL TAKEN ON OR AFTER THE
LIFETIME INCOME DATE

Line (21)  A Gross Withdrawal of $65,000 is taken in the middle of the
           16th Contract Year. Since the Gross Withdrawal exceeds the
           Lifetime Income Amount ($7,500), the Gross Withdrawal is classified as an Excess Withdrawal. According to the terms of the GLWB Rider, amounts are adjusted for an Excess
           Withdrawal taken on or after the Lifetime Income Date, as follows:
           -- The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction
           Factor*. This is equal to to $13,500 which is the lesser of
           (a) = $101,250 - $65,000 = $36,250 or (b) = $101,250 X
           ($10,000 / $75,000) = $13,500. Note that the Guaranteed
           Withdrawal Balance decreases by more than the amount of the withdrawal.
           -- The new Lifetime Income Base is equal to the Lifetime
           Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor ($150,000 X ($10,000 /
           $75,000) = $20,000). Note that Lifetime Income Base decreases by more than the amount of the withdrawal.
           -- The new Lifetime Income Amount is equal to 5% of the new
           Lifetime Income Base (5% X $20,000 = $1,000).

           * The Proportional Reduction Factor is equal to the Contract
           Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $10,000 / $75,000).

TRANSACTION #6 - IMPACT OF AN EXCESS WITHDRAWAL EQUAL TO THE CONTRACT
VALUE TAKEN ON OR AFTER THE LIFETIME INCOME DATE

   => The Contract does not enter the Benefit Phase after this transaction because the Contract Value is reduced to zero due to an Excess Withdrawal. The Contract is surrendered and the GLWB Rider is terminated because the Contract Value, the Guaranteed Withdrawal Balance, and the Lifetime Income
           Amount all equal zero.

Line (23)  A Gross Withdrawal of $11,000 is taken in the middle of the
           17th Contract Year. Since the Gross Withdrawal exceeds the
           Lifetime Income Amount ($1,000), the Gross Withdrawal is classified as an Excess Withdrawal. According to the terms of the GLWB Rider, amounts are adjusted for an Excess
           Withdrawal taken on or after the Lifetime Income Date, as follows:
           -- The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction
           Factor*. This is equal to to $0 which is the lesser of
           (a) = $13,500 - $11,000 = $2,500 or
           (b) = $13,500 X ($0 / $11,000) = $0.
           -- The new Lifetime Income Base is equal to the Lifetime
           Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor. This is equal to $0
           (= $20,000 X ($0 / $11,000))
           -- The new Lifetime Income Amount is equal to 5% of the new
           Lifetime Income Base (5% X $0 = $0).

           * The Proportional Reduction Factor is equal to the Contract
           Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $0 / $11,000).

GLWB RIDER DEATH BENEFIT

   => The GLWB Rider Death Benefit may be payable on an Owner's death in certain situations identified in the GLWB Rider. If the GLWB Rider Death Benefit is payable, we will pay (or apply) the GLWB Rider Death Benefit instead of the standard death benefit or any optional death benefit elected, if the GLWB Rider Death Benefit is greater.
   =>      The GLWB Rider Death Benefit is equal to the greater of
           (a) or (b), less any premium taxes, where:
           (a) = the Contract Value on the Valuation Date we receive due proof of death; and
           (b) = the Guaranteed Withdrawal Balance on the Valuation
           Date we receive due proof of death.

Line (14)  If we were to receive due proof of death of an Owner's death on the 10th Contract Anniversary AND the GLWB Rider Death
           Benefit is payable on such Owner's death in a situation identified in the GLWB Rider:
           -- The GLWB Rider Death Benefit would be equal to $135,000 which is the greater of (a) the Contract Value ($135,000) or
           (b) the Guaranteed Withdrawal Balance ($108,750).

Line (20)  If we were to receive due proof of death of an Owner's death on the 15th Contract Anniversary AND the GLWB Rider Death
           Benefit is payable on such Owner's death in a situation identified in the GLWB Rider:
           -- The GLWB Rider Death Benefit would be equal to $101,250 which is the greater of (a) the Contract Value ($90,000) or
           (b) the Guaranteed Withdrawal Balance ($101,250).

                                   APPENDIX C

GLWB RIDER - EXAMPLE #2

THIS EXAMPLE ILLUSTRATES A SITUATION WHERE THE BENEFIT PHASE START DATE OCCURS PRIOR TO THE LIFETIME INCOME DATE

The values shown below assume that:

-- a Contract is issued with an initial Purchase Payment of $150,000 and no premium taxes apply

-- the Covered Person (or oldest Covered Person in the case of GLWB Plus For
Two) is exact age 55 on the Date of Issue

-- the Covered Person (or both surviving Covered Persons in the case of GLWB Plus For Two) lives until the Benefit Period Start Date

-- Non-Excess Withdrawals equal to the Guaranteed Withdrawal Amount are taken in the middle of each Contract Year.

                                                                                       LIFETIME   CONTRACT
                                    AGE OF                HYPOTHETICAL   GUARANTEED     INCOME    VALUE ON   LIFETIME   GUARANTEED
                        CONTRACT   COVERED    PURCHASE      CONTRACT     WITHDRAWAL      BASE     STEP-UP     INCOME    WITHDRAWAL
        LINE              YEAR      PERSON     PAYMENT       VALUE         BALANCE      BONUS       DATE       BASE       AMOUNT
---------------------   --------   --------   ---------   ------------   -----------   --------   --------   --------   -----------
         (1)               1          55      $150,000      $150,000      $150,000        na        na       $150,000     $7,500
         (2)               2          56                     127,000       142,500        na        na        142,500      7,500
         (3)               3          57                     111,000       135,000        na        na        135,000      7,500
         (4)               4          58                      95,000       127,500        na      $95,000     127,500      7,500
         (6)               5          59                      67,000       120,000        na        na        120,000      7,500
         (7)               6          60                      30,000       112,500        na        na        112,500      7,500
         (8)               7          61                      18,000       105,000        na       18,000     105,000      7,500
        (10)               8          62                      11,000        97,500        na        na         97,500      7,500
        (11)               9                                   3,000        90,000        na        na          na         na

        (12)            Benefit Period Start Date
        (13)            Benefit Period Start Date + 1 Month
        (14)            Benefit Period Start Date + 2 Months
        (15)            etc

                       HYPOTHETICAL
                         CONTRACT
                          VALUE                      MONTHLY     GUARANTEED
                          BEFORE         GROSS      SETTLEMENT   WITHDRAWAL
        LINE            WITHDRAWAL    WITHDRAWAL     PAYMENT       BALANCE
---------------------  ------------   -----------   ----------   -----------
         (1)             $138,500       $7,500         na
         (2)              119,000        7,500         na
         (3)              103,000        7,500         na
         (4)               81,000        7,500         na
         (6)               48,500        7,500         na
         (7)               24,000        7,500         na
         (8)               14,500        7,500         na
        (10)               10,000        7,500         na
        (11)                2,300        2,300         na          $87,700
        (12)                                          $5,825        81,875
        (13)                                             625        81,250
        (14)                                             625        80,625
        (15)

SETTING OF INITIAL AMOUNTS

 Line (1) -- On the Date of Issue, the Contract value is equal to the initial
       Purchase Payment of $150,000. The initial Guaranteed Withdrawal Balance and Lifetime Income Base are set equal to the initial Purchase Payment of $150,000. The Guaranteed Withdrawal Amount is set equal to the 5% of the Guaranteed Withdrawal Balance (5% x $150,000 = $7,500). The Lifetime Income Amount is not calculated prior to the Lifetime Income Date so it is not shown above.

         -- In this example, the Lifetime Income Date would be the first day of the 11th Contract Year (the Contract Anniversary on or after the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) reaches age 65).

BONUSES & STEP-UPS

 Line (2) No Bonuses are applied to the Lifetime Income Base in this example because a withdrawal is taken in the 1st Contract Year (no future Bonuses are applied to the Lifetime Income Base after a withdrawal).

 Line (4) The Contract Value on the 3rd Contract Anniversary (a scheduled
       Step-Up Date that is within the Step-Up Period) is less than the Lifetime Income Base so the Lifetime Income Base is not Stepped-Up.

BENEFIT PHASE START DATE

Line (11) -- A Gross Withdrawal of $2,300 is taken in the middle of the 9th Contract Year reducing the Contract Value to zero. This withdrawal is a Non-Excess Withdrawal because it does not cause total Gross Withdrawals taken during the Contract Year to exceed the Guaranteed Withdrawal Amount ($7,500). The Guaranteed Withdrawal Balance is reduced by the amount of the Gross Withdrawal ($90,000 - $2,300 = $87,700).

         -- The Contract enters the Benefit Phase because the Contract Value has been reduced to zero due to a Non-Excess Withdrawal and the remaining Guaranteed Withdrawal Balance is greater than zero. The date that the Contract enters the Benefit Phase is called the Benefit Phase Start Date. The GLWB Rider is terminated on the Benefit Phase Start Date; the remaining Guaranteed Withdrawal Balance and Guaranteed Withdrawal Amount are stored for use in the Benefit Phase. All other GLWB Rider amounts cease to exist on the Benefit Phase Start Date because the GLWB Rider is terminated.

Line (12) -- The remaining Guaranteed Withdrawal Balance immediately following the final Gross Withdrawal is greater than $2,000. Therefore, the first monthly Settlement Payment is equal $5,825 which is the lesser of
       (a) the Guaranteed Withdrawal Amount minus total Gross Withdrawals taken during the current Contract Year plus the Guaranteed Withdrawal Amount divided by twelve, ($7,500 - $2,300 + $7,500 / 12 = $5,825) or (b) the remaining Guaranteed Withdrawal Balance ($87,700). The remaining Guaranteed Withdrawal Balance after the first monthly Settlement Payment is equal to remaining Guaranteed Withdrawal Balance after the final Gross Withdrawal minus the amount of the first monthly Settlement Payment ($81,875 = $87,700 - $5,825).

         -- Note that the total amount received on the Benefit Phase Start Date ($8,125) is equal to the amount of the final Gross Withdrawal ($2,300) plus the first monthly Settlement Payment ($5,825).

Line (15) Monthly Settlement Payments will continue until the Guaranteed
       Withdrawal Balance is reduced to zero. If the Covered Person dies before the Guaranteed Withdrawal Balance is reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero.

                                   APPENDIX D

GLWB RIDER - EXAMPLE #3

THIS EXAMPLE ILLUSTRATES A SITUATION WHERE THE BENEFIT PHASE START DATE OCCURS AFTER THE LIFETIME INCOME DATE

The values shown below assume that:

-- a Contract is issued with an initial Purchase Payment of $120,000 and no premium taxes apply

-- the Covered Person (or oldest Covered Person in the case of GLWB Plus For
Two) is exact age 68 on the Date of Issue

-- the Covered Person (or both surviving Covered Persons in the case of GLWB Plus For Two) lives until the Benefit Period Start Date

-- Non-Excess Withdrawals equal to the Lifetime Income Amount are taken in the middle of each Contract Year.

                                                                           BEGINNING OF YEAR VALUES
                                              ----------------------------------------------------------------------------------

                                                                                       LIFETIME   CONTRACT
                                    AGE OF                HYPOTHETICAL   GUARANTEED     INCOME    VALUE ON   LIFETIME   LIFETIME
                        CONTRACT   COVERED    PURCHASE      CONTRACT     WITHDRAWAL      BASE     STEP-UP     INCOME     INCOME
        LINE              YEAR      PERSON     PAYMENT       VALUE         BALANCE      BONUS       DATE       BASE      AMOUNT
---------------------   --------   --------   ---------   ------------   -----------   --------   --------   --------   --------
         (1)               1          68      $120,000      $120,000      $120,000        na      $120,000   $120,000    $6,000
         (2)               2          69                     122,000       114,000        na         na       120,000     6,000
         (3)               3          70                     111,000       108,000        na         na       120,000     6,000
         (4)               4          71                      95,000       102,000        na       95,000     120,000     6,000
         (6)               5          72                      67,000        96,000        na         na       120,000     6,000
         (7)               6          73                      30,000        90,000        na         na       120,000     6,000
         (8)               7          74                      18,000        84,000        na       18,000     120,000     6,000
        (10)               8          75                      11,000        78,000        na         na       120,000     6,000
        (11)               9                                   4,000        72,000        na         na         na        na

        (12)            Benefit Period Start Date
        (13)            Benefit Period Start Date + 1 Month
        (14)            Benefit Period Start Date + 2 Months
        (15)            etc

                         MIDDLE OF YEAR VALUES           BENEFIT PHASE
                       --------------------------   ------------------------
                       HYPOTHETICAL
                         CONTRACT
                          VALUE                      MONTHLY     GUARANTEED
                          BEFORE         GROSS      SETTLEMENT   WITHDRAWAL
        LINE            WITHDRAWAL    WITHDRAWAL     PAYMENT       BALANCE
---------------------  ------------   -----------   ----------   -----------
         (1)             $121,000       $6,000         na
         (2)              116,500        6,000         na
         (3)              103,000        6,000         na
         (4)               81,000        6,000         na
         (6)               48,500        6,000         na
         (7)               24,000        6,000         na
         (8)               14,500        6,000         na
        (10)               10,000        6,000         na
        (11)                3,800        3,800         na          $68,200
        (12)                                          $2,700        65,500
        (13)                                             500        65,000
        (14)                                             500        64,500
        (15)

SETTING OF INITIAL AMOUNTS

 Line (1) -- On the Date of Issue, the Contract Value is equal to the initial
       Purchase Payment of $120,000. The initial Guaranteed Withdrawal Balance and Lifetime Income Base are set equal to the initial Purchase Payment of $120,000. In this example, the Lifetime Income Date is equal to the Date of Issue as the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) is older than age 65 on the Date of Issue. Because the Lifetime Income Date is a Step-Up Date and the Covered Person is within the Step-Up Period, the Contract Value is compared to the Lifetime Income Base to see if a Step-Up applies. The Contract Value ($120,000) and the initial Lifetime Income Base ($120,000) are the same so a Step-Up does not occur. The Lifetime Income Amount is set equal to the 5% of the Lifetime Income Base (5% x $120,000 = $6,000). The Guaranteed Withdrawal Amount is not calculated on or after the Lifetime Income Date so it is not shown above.

BONUSES & STEP-UPS

 Line (2) No Bonuses are applied to the Lifetime Income Base in this example because a withdrawal is taken in the 1st Contract Year (no future Bonuses are applied to the Lifetime Income Base after a withdrawal).

 Line (4) The Contract Value on the 3rd Contract Anniversary (a scheduled
       Step-Up Date that is within the Step-Up Period) is less than the Lifetime Income Base so the Lifetime Income Base is not Stepped-Up.

BENEFIT PHASE START DATE

Line (11) -- A Gross Withdrawal of $3,800 is taken in the middle of the 9th Contract Year reducing the Contract Value to zero. This withdrawal is a Non-Excess Withdrawal because it does not cause total Gross Withdrawals taken during the Contract Year to exceed the Lifetime Income Amount ($6,000). The Guaranteed Withdrawal Balance is reduced by the amount of the Gross Withdrawal ($72,000 - $2,300 = $68,200).

         -- The Contract enters the Benefit Phase because the Contract Value has been reduced to zero due to a Non-Excess Withdrawal and the Lifetime Income Amount is greater than zero. The date that the Contract enters the Benefit Phase is called the Benefit Phase Start Date. The GLWB Rider is terminated on the Benefit Phase Start Date; the remaining Guaranteed Withdrawal Balance and Lifetime Income Amount are stored for use in the Benefit Phase. All other GLWB Rider amounts cease to exist on the Benefit Phase Start Date because the GLWB Rider is terminated.

Line (12) -- The first monthly Settlement Payment is equal to the Lifetime
       Income Amount minus total Gross Withdrawals taken during the current Contract Year plus the Lifetime Income Amount divided by twelve. This is equal to $2,700 (= $6,000 - $3,800 + $6,000 / 12). The remaining
       Guaranteed Withdrawal Balance after the first monthly Settlement Payment is equal to remaining Guaranteed Withdrawal Balance after the final Gross Withdrawal minus the amount of the first monthly Settlement Payment ($65,500 = $68,200 - $2,700).

         -- Note that the total amount received on the Benefit Phase Start Date ($6,500) is equal to the amount of the final Gross Withdrawal ($3,800) plus the first monthly Settlement Payment ($2,700).

Line (15) Monthly Settlement Payments will continue until the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus for Two). If the Covered Person dies before the Guaranteed Withdrawal Balance is reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero.

                                   APPENDIX E



                        CONDENSED FINANCIAL INFORMATION



                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                    COMMONWEALTH ANNUITY SEPARATE ACCOUNT A



The following tables list the Condensed Financial Information of Accumulation Unit values for Accumulation Units outstanding under the Contracts as of December 31, 2007.



Table 1 provides the Condensed Financial Information for Contracts without any optional benefit elected with a total Separate Account Charge of 1.30%.



Table 2 provides the Condensed Financial Information for Contracts with the Optional Step-Up Death Benefit elected, an additional 0.20% rider charge, resulting in a Separate Account Charge of 1.50%.



Table 3 provides the Condensed Financial Information for Contracts with the No Withdrawal Charge Rider elected, resulting in a Separate Account Charge of 1.65%.



Table 4 provides the Condensed Financial Information for Contracts with both the Optional Step-Up Death Benefit elected and No Withdrawal Charge Rider elected, resulting in a Separate Account Charge of 1.85%.



In the tables below, no number is shown when there were no Accumulation Units outstanding at the end of the period.



              TABLE 1--CONTRACT WITHOUT OPTIONAL BENEFITS ELECTED
   (SEPARATE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE SEPARATE
                                    ACCOUNT)



                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
GOLDMAN SACHS VIT CAPITAL GROWTH FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.024
Number of Units Outstanding at End of Period................    6,587

GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.033
Number of Units Outstanding at End of Period................     277

GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.997
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT GOVERNMENT INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.035
Number of Units Outstanding at End of Period................     N/A

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
GOLDMAN SACHS VIT GROWTH & INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.987
Number of Units Outstanding at End of Period................    5,803

GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.022
Number of Units Outstanding at End of Period................     14

GOLDMAN SACHS VIT MONEY MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.012
Number of Units Outstanding at End of Period................     357

GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND
  (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.033
Number of Units Outstanding at End of Period................     70

GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND (SERVICE
  SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.937
Number of Units Outstanding at End of Period................     312

GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (SERVICE
  SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.969
Number of Units Outstanding at End of Period................     N/A

AIM V.I. CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.012
Number of Units Outstanding at End of Period................     N/A

AIM V.I. LEISURE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.930
Number of Units Outstanding at End of Period................     N/A

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
ALLIANCEBERNSTEIN VPS AMERICAS GOVERNMENT INCOME PORTFOLIO*
  (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.046
Number of Units Outstanding at End of Period................     N/A

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
  (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.994
Number of Units Outstanding at End of Period................     N/A

ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.027
Number of Units Outstanding at End of Period................     28

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
  (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.945
Number of Units Outstanding at End of Period................     N/A

FT VIP FRANKLIN GLOBAL COMMUNICATIONS FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.050
Number of Units Outstanding at End of Period................     14

FT VIP FRANKLIN INCOME SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.999
Number of Units Outstanding at End of Period................     49

FT VIP FRANKLIN MUTUAL DISCOVERY SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.021
Number of Units Outstanding at End of Period................     14

FT VIP FRANKLIN SMALL CAP VALUE SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.939
Number of Units Outstanding at End of Period................     411

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
FT VIP MUTUAL SHARES SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.989
Number of Units Outstanding at End of Period................     N/A

FT VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.046
Number of Units Outstanding at End of Period................     N/A

FT VIP TEMPLETON GROWTH SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.000
Number of Units Outstanding at End of Period................     43

JANUS ASPEN FORTY PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.178
Number of Units Outstanding at End of Period................     12

JANUS ASPEN MID CAP GROWTH PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.071
Number of Units Outstanding at End of Period................     N/A

JANUS ASPEN MID CAP VALUE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.002
Number of Units Outstanding at End of Period................      1

JANUS ASPEN SMALL COMPANY VALUE PORFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.928
Number of Units Outstanding at End of Period................     N/A

OPPENHEIMER BALANCED FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.993
Number of Units Outstanding at End of Period................     29

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA SERVICE SHARES
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.001
Number of Units Outstanding at End of Period................    2,920

OPPENHEIMER MAIN STREET SMALL CAP
  FUND-REGISTERED TRADEMARK-/VA SERVICE SHARES
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.954
Number of Units Outstanding at End of Period................    2,108

OPPENHEIMER STRATEGIC BOND FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.047
Number of Units Outstanding at End of Period................      4

PIONEER CULLEN VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.008
Number of Units Outstanding at End of Period................     49

PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.154
Number of Units Outstanding at End of Period................     842

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.938
Number of Units Outstanding at End of Period................     46

PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.969
Number of Units Outstanding at End of Period................    1,406

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.012
Number of Units Outstanding at End of Period................     985

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.003
Number of Units Outstanding at End of Period................     991

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
  (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.012
Number of Units Outstanding at End of Period................    1,075

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.006
Number of Units Outstanding at End of Period................    1,519

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
  (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.953
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.920
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS TOLLKEEPER FUND (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.141
Number of Units Outstanding at End of Period................     N/A



      TABLE 2--CONTRACT WITH OPTIONAL STEP-UP DEATH BENEFIT OPTION ELECTED (SEPARATE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE SEPARATE
                                    ACCOUNT)



                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
GOLDMAN SACHS VIT CAPITAL GROWTH FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.023
Number of Units Outstanding at End of Period................     N/A

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.032
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.996
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT GOVERNMENT INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.034
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT GROWTH & INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.986
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.021
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT MONEY MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.011
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND
  (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.033
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND (SERVICE
  SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.937
Number of Units Outstanding at End of Period................     N/A

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (SERVICE
  SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.968
Number of Units Outstanding at End of Period................     N/A

AIM V.I. CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.011
Number of Units Outstanding at End of Period................     N/A

AIM V.I. LEISURE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.930
Number of Units Outstanding at End of Period................     N/A

ALLIANCEBERNSTEIN VPS AMERICAS GOVERNMENT INCOME PORTFOLIO*
  (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.046
Number of Units Outstanding at End of Period................     N/A

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
  (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.993
Number of Units Outstanding at End of Period................     N/A

ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.027
Number of Units Outstanding at End of Period................     N/A

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
  (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.944
Number of Units Outstanding at End of Period................     N/A

FT VIP FRANKLIN GLOBAL COMMUNICATIONS FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.049
Number of Units Outstanding at End of Period................     N/A

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
FT VIP FRANKLIN INCOME SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.998
Number of Units Outstanding at End of Period................     N/A

FT VIP FRANKLIN MUTUAL DISCOVERY SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.020
Number of Units Outstanding at End of Period................     N/A

FT VIP FRANKLIN SMALL CAP VALUE SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.938
Number of Units Outstanding at End of Period................     N/A

FT VIP MUTUAL SHARES SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.989
Number of Units Outstanding at End of Period................     N/A

FT VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.045
Number of Units Outstanding at End of Period................     N/A

FT VIP TEMPLETON GROWTH SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.999
Number of Units Outstanding at End of Period................     N/A

JANUS ASPEN FORTY PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.177
Number of Units Outstanding at End of Period................     N/A

JANUS ASPEN MID CAP GROWTH PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.071
Number of Units Outstanding at End of Period................     N/A

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
JANUS ASPEN MID CAP VALUE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.999
Number of Units Outstanding at End of Period................     N/A

JANUS ASPEN SMALL COMPANY VALUE PORFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.928
Number of Units Outstanding at End of Period................     N/A

OPPENHEIMER BALANCED FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.993
Number of Units Outstanding at End of Period................     N/A

OPPENHEIMER GLOBAL SECURITIES FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.001
Number of Units Outstanding at End of Period................     N/A

OPPENHEIMER MAIN STREET SMALL CAP
  FUND-REGISTERED TRADEMARK-/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.953
Number of Units Outstanding at End of Period................     N/A

OPPENHEIMER STRATEGIC BOND FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.047
Number of Units Outstanding at End of Period................     N/A

PIONEER CULLEN VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.008
Number of Units Outstanding at End of Period................     N/A

PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.153
Number of Units Outstanding at End of Period................     N/A

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.938
Number of Units Outstanding at End of Period................     N/A

PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.969
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.012
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.002
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
  (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.012
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.005
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
  (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.953
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.919
Number of Units Outstanding at End of Period................     N/A

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
GOLDMAN SACHS TOLLKEEPER FUND (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.140
Number of Units Outstanding at End of Period................     N/A



       TABLE 3--CONTRACT WITH NO WITHDRAWAL CHARGE BENEFIT RIDER ELECTED (SEPARATE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE SEPARATE
                                    ACCOUNT)



                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
GOLDMAN SACHS VIT CAPITAL GROWTH FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.022
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.032
Number of Units Outstanding at End of Period................    1,379

GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.996
Number of Units Outstanding at End of Period................     59

GOLDMAN SACHS VIT GOVERNMENT INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.034
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT GROWTH & INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.986
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.021
Number of Units Outstanding at End of Period................     N/A

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
GOLDMAN SACHS VIT MONEY MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.011
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND
  (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.032
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND (SERVICE
  SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.936
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (SERVICE
  SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.967
Number of Units Outstanding at End of Period................     N/A

AIM V.I. CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.010
Number of Units Outstanding at End of Period................     N/A

AIM V.I. LEISURE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.929
Number of Units Outstanding at End of Period................     N/A

ALLIANCEBERNSTEIN VPS AMERICAS GOVERNMENT INCOME PORTFOLIO*
  (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.045
Number of Units Outstanding at End of Period................     N/A

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
  (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.992
Number of Units Outstanding at End of Period................     N/A

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.026
Number of Units Outstanding at End of Period................     N/A

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
  (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.943
Number of Units Outstanding at End of Period................     N/A

FT VIP FRANKLIN GLOBAL COMMUNICATIONS FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.049
Number of Units Outstanding at End of Period................     N/A

FT VIP FRANKLIN INCOME SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.998
Number of Units Outstanding at End of Period................    1,425

FT VIP FRANKLIN MUTUAL DISCOVERY SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.019
Number of Units Outstanding at End of Period................    1,512

FT VIP FRANKLIN SMALL CAP VALUE SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.938
Number of Units Outstanding at End of Period................     N/A

FT VIP MUTUAL SHARES SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.988
Number of Units Outstanding at End of Period................    1,431

FT VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.045
Number of Units Outstanding at End of Period................     N/A

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
FT VIP TEMPLETON GROWTH SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.999
Number of Units Outstanding at End of Period................    1,416

JANUS ASPEN FORTY PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.176
Number of Units Outstanding at End of Period................     N/A

JANUS ASPEN MID CAP GROWTH PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.070
Number of Units Outstanding at End of Period................     N/A

JANUS ASPEN MID CAP VALUE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.999
Number of Units Outstanding at End of Period................     N/A

JANUS ASPEN SMALL COMPANY VALUE PORFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.927
Number of Units Outstanding at End of Period................     N/A

OPPENHEIMER BALANCED FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.992
Number of Units Outstanding at End of Period................     N/A

OPPENHEIMER GLOBAL SECURITIES FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.000
Number of Units Outstanding at End of Period................     N/A

OPPENHEIMER MAIN STREET SMALL CAP
  FUND-REGISTERED TRADEMARK-/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.953
Number of Units Outstanding at End of Period................     N/A

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
OPPENHEIMER STRATEGIC BOND FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.046
Number of Units Outstanding at End of Period................     57

PIONEER CULLEN VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.007
Number of Units Outstanding at End of Period................     N/A

PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.153
Number of Units Outstanding at End of Period................     N/A

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.937
Number of Units Outstanding at End of Period................     N/A

PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.968
Number of Units Outstanding at End of Period................     61

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.011
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.001
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
  (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.011
Number of Units Outstanding at End of Period................     293

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.005
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
  (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.952
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.919
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS TOLLKEEPER FUND (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.140
Number of Units Outstanding at End of Period................     N/A



     TABLE 4--CONTRACT WITH BOTH THE OPTIONAL STEP-UP DEATH BENEFIT OPTION
              AND NO WITHDRAWAL CHARGE RIDER ELECTED (TOTAL 0.55%)
   (SEPARATE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE SEPARATE
                                    ACCOUNT)



                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
GOLDMAN SACHS VIT CAPITAL GROWTH FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.022
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.031
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.995
Number of Units Outstanding at End of Period................     N/A

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
GOLDMAN SACHS VIT GOVERNMENT INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.033
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT GROWTH & INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.985
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.020
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT MONEY MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.010
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND
  (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.031
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND (SERVICE
  SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.936
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (SERVICE
  SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.967
Number of Units Outstanding at End of Period................     N/A

AIM V.I. CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.010
Number of Units Outstanding at End of Period................     N/A

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
AIM V.I. LEISURE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.929
Number of Units Outstanding at End of Period................     N/A

ALLIANCEBERNSTEIN VPS AMERICAS GOVERNMENT INCOME PORTFOLIO*
  (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.044
Number of Units Outstanding at End of Period................     N/A

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
  (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.992
Number of Units Outstanding at End of Period................     N/A

ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.025
Number of Units Outstanding at End of Period................     N/A

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
  (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.943
Number of Units Outstanding at End of Period................     N/A

FT VIP FRANKLIN GLOBAL COMMUNICATIONS FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.048
Number of Units Outstanding at End of Period................     N/A

FT VIP FRANKLIN INCOME SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.997
Number of Units Outstanding at End of Period................     N/A

FT VIP FRANKLIN MUTUAL DISCOVERY SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.019
Number of Units Outstanding at End of Period................     N/A

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
FT VIP FRANKLIN SMALL CAP VALUE SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.937
Number of Units Outstanding at End of Period................     N/A

FT VIP MUTUAL SHARES SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.988
Number of Units Outstanding at End of Period................     N/A

FT VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.044
Number of Units Outstanding at End of Period................     N/A

FT VIP TEMPLETON GROWTH SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.998
Number of Units Outstanding at End of Period................     N/A

JANUS ASPEN FORTY PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.176
Number of Units Outstanding at End of Period................     N/A

JANUS ASPEN MID CAP GROWTH PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.069
Number of Units Outstanding at End of Period................     N/A

JANUS ASPEN MID CAP VALUE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.998
Number of Units Outstanding at End of Period................     N/A

JANUS ASPEN SMALL COMPANY VALUE PORFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.927
Number of Units Outstanding at End of Period................     N/A

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
OPPENHEIMER BALANCED FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.991
Number of Units Outstanding at End of Period................     N/A

OPPENHEIMER GLOBAL SECURITIES FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.000
Number of Units Outstanding at End of Period................     N/A

OPPENHEIMER MAIN STREET SMALL CAP
  FUND-REGISTERED TRADEMARK-/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.952
Number of Units Outstanding at End of Period................     N/A

OPPENHEIMER STRATEGIC BOND FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.046
Number of Units Outstanding at End of Period................     N/A

PIONEER CULLEN VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.006
Number of Units Outstanding at End of Period................     N/A

PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.152
Number of Units Outstanding at End of Period................     N/A

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.937
Number of Units Outstanding at End of Period................     N/A

PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.967
Number of Units Outstanding at End of Period................     N/A

                                                                YEAR ENDED
                                                              DECEMBER 31ST
SUB-ACCOUNT                                                        2007
-----------                                                   --------------
GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.011
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.001
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
  (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.010
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.004
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
  (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.952
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    0.918
Number of Units Outstanding at End of Period................     N/A

GOLDMAN SACHS TOLLKEEPER FUND (CLASS A)
Unit Value:
  Beginning of Period.......................................    1.000
  End of Period.............................................    1.139
Number of Units Outstanding at End of Period................     N/A


------------------------


* Effective May 1, 2008, AllianceBernstein VPS Americas Government Income Portfolio merged into AllianceBernstein VPS Intermediate Bond Portfolio.

                       STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 30, 2008


                       FLEXIBLE PREMIUM FIXED AND VARIABLE
                           DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY
                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                               IN CONNECTION WITH
                     COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

HOME OFFICE:                                     SERVICE CENTER MAILING ADDRESS:
132 Turnpike Road, Suite 210                     P.O. Box 758550
Southborough, MA 01772                           Topeka, Kansas 66675-8550
1-866-297-7531                                   1-800-457-8803


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated April 30, 2008. The Prospectus may be obtained from Commonwealth Annuity and Life Insurance Company by writing or calling the Service Center address or telephone number listed above.


                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
SERVICES TO THE SEPARATE ACCOUNT                                              2
STATE REGULATION                                                              2
EXPERTS                                                                       2
FINANCIAL STATEMENTS                                                          3
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
APPENDIX A STATE PREMIUM TAX CHART


                        SERVICES TO THE SEPARATE ACCOUNT

     Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity") maintains the books and records of Commonwealth Annuity Separate Account A (the "Separate Account"). Commonwealth Annuity holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of Commonwealth Annuity. Commonwealth Annuity maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the Contract fees and charges described in the Prospectus, are borne by Commonwealth Annuity.

     The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103.

     The aggregate amounts of commissions paid to Epoch Securities, Inc. for sales of all contracts funded by Commonwealth Annuity Separate Account A for the year 2007 was $1614.56. No commissions or other compensation was received by Epoch Securities, Inc., directly or indirectly, from Commonwealth Annuity Separate Account A Registrant during Commonwealth Annuity Separate Account A's last fiscal year.


                                STATE REGULATION


     Commonwealth Annuity is subject to the laws of Massachusetts governing insurance companies and to regulation by the Massachusetts Division of Insurance. An annual statement in a prescribed form is filed with the Massachusetts Division of Insurance each year. Commonwealth Annuity's books and accounts are subject to review by the Division of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, Commonwealth Annuity is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

     In connection with its purchase of the Company in December 2005, Goldman Sachs provided certain written assurances to the Commissioner of the Massachusetts Division of Insurance (the "Commissioner"). More specifically, Goldman Sachs agreed to make capital contributions to the Company, subject to a maximum of $350 million, if necessary to ensure that the Company maintains a risk-based capital ratio of at least 100%, pursuant to Massachusetts Insurance Law. Such assurances have been provided solely to the Commissioner by Goldman Sachs. These assurances are not evidence of indebtedness or an obligation or liability of Goldman Sachs, and do not provide Contract Owners with any specific rights or recourse against Goldman Sachs.


                                     EXPERTS


     The financial statements of the Company as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, and the financial statements of the Commonwealth Annuity Separate Account A of the Company as of December 31, 2007 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

     The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.


                              FINANCIAL STATEMENTS

     This Statement of Additional Information contains financial statements for Commonwealth Annuity. The financial statements of Commonwealth Annuity should be considered primarily as bearing on our ability to meet our obligations under the Contract. The Contracts are not entitled to participate in our earnings, dividends, or surplus. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   APPENDIX A

                             STATE PREMIUM TAX CHART


                       RATE OF TAX
                -------------------------
                QUALIFIED   NON-QUALIFIED
    STATE         PLANS         PLANS
-------------   ---------   -------------
California       0.50%*        2.35%*
Maine            0.00%         2.00%
Nevada           0.00%         3.50%*
South Dakota     0.00%         1.25%**
West Virginia    1.00%*        1.00%*
Wyoming          0.00%         1.00%


----------

* Taxes will be assessed when annuity benefits commence. We reserve the right to deduct taxes earlier if such taxes are assessed by the state.

**   The Tax Rate is 0.08% on annuity considerations in excess of $500,000

         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Commonwealth Annuity and Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, shareholder's equity, comprehensive income and cash flows present fairly, in all material respects, the financial position of Commonwealth Annuity and Life Insurance Company at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
April 17, 2008

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
CONSOLIDATED BALANCE SHEETS

                                                                  SUCCESSOR  SUCCESSOR
DECEMBER 31,                                                         2007       2006
--------------------------------------------------------------------------------------
(In millions)
ASSETS
   Investments:
      Fixed maturities at fair value (amortized cost of $967.2
         and $1,075.4 in 2007 and 2006, respectively)             $   965.7  $ 1,071.1
      Equity securities at fair value (cost of $108.1 and $64.4
         in 2007 and 2006, respectively)                              102.7       65.7
      Policy loans                                                    106.1      117.0
                                                                  ---------  ---------
         Total investments                                          1,174.5    1,253.8
                                                                  ---------  ---------
   Cash and cash equivalents                                           57.4       58.9
   Accrued investment income                                           11.3       12.9
   Reinsurance receivable on paid and unpaid losses, benefits,
      unearned premiums and modified coinsurance                    2,070.0    2,174.8
   Value of business acquired (intangible)                            220.4      274.4
   Deferred policy acquisition costs                                  153.3      103.6
   Deferred federal income taxes                                      129.7      157.9
   Derivative instruments receivable                                   29.1        2.8
   Other assets                                                        31.9       15.1
   Separate account assets                                          6,906.7    7,894.5
                                                                  ---------  ---------
         Total assets                                             $10,784.3  $11,948.7
                                                                  =========  =========
LIABILITIES
   Policy liabilities and accruals:
      Future policy benefits                                      $ 3,133.2  $ 3,411.0
      Outstanding claims and losses                                     9.2       12.9
      Contractholder deposit funds and other policy liabilities        46.3       53.7
                                                                  ---------  ---------
         Total policy liabilities and accruals                      3,188.7    3,477.6
                                                                  ---------  ---------
   Derivative instruments payable                                      33.7       28.5
   Accrued expenses and other liabilities                              56.4       61.2
   Reinsurance payable                                                 21.4        4.5
   Separate account liabilities                                     6,906.7    7,894.5
                                                                  ---------  ---------
         Total liabilities                                        $10,206.9  $11,466.3
                                                                  ---------  ---------
Commitments and contingencies (Notes 19 and 20)

SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares authorized,
      2,526 shares issued and outstanding                         $     2.5  $     2.5
   Additional paid-in capital                                         416.9      416.9
   Accumulated other comprehensive loss                                (3.2)      (1.2)
   Retained earnings                                                  161.2       64.2
                                                                  ---------  ---------
         Total shareholder's equity                                   577.4      482.4
                                                                  ---------  ---------
         Total liabilities and shareholder's equity               $10,784.3  $11,948.7
                                                                  =========  =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
CONSOLIDATED STATEMENTS OF INCOME

                                                        SUCCESSOR  SUCCESSOR  PREDECESSOR
FOR THE YEARS ENDED DECEMBER 31,                          2007       2006        2005
-----------------------------------------------------------------------------------------
(In millions)
REVENUES
   Premiums                                               $   --     $   --     $ 36.9
   Universal life and investment product policy fees       239.6      233.0      244.6
   Net investment income                                   137.5      114.5      192.6
   Net realized investment gains/(losses)                    5.9       (7.3)      22.9
   Other income                                             19.9       16.7       33.0
                                                          ------     ------     ------
      Total revenues                                       402.9      356.9      530.0
                                                          ------     ------     ------
BENEFITS, LOSSES AND EXPENSES
   Policy benefits, claims, losses and loss adjustment
      expenses                                             141.7      105.2      239.4
   Policy acquisition expenses                              52.7       39.0      111.8
   Interest on trust instruments supported by funding
      obligations                                             --         --       19.6
   Losses on derivative instruments                          6.8       46.7        2.3
   Other operating expenses                                 70.1       74.9      148.6
                                                          ------     ------     ------
      Total benefits, losses and expenses                  271.3      265.8      521.7
                                                          ------     ------     ------
      Income before federal income taxes                   131.6       91.1        8.3
                                                          ------     ------     ------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
   Current                                                    --         --      (34.1)
   Deferred                                                 34.6       26.2        1.1
                                                          ------     ------     ------
      Total federal income tax expense (benefit)            34.6       26.2      (33.0)
                                                          ------     ------     ------
Net income                                                $ 97.0     $ 64.9     $ 41.3
                                                          ======     ======     ======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS. SEE NOTE 5 FOR PROFORMA 2005 SUCCESSOR INCOME STATEMENT.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                          ADDITIONAL            ACCUMULATED OTHER      TOTAL
                                  COMMON    PAID-IN   RETAINED    COMPREHENSIVE    SHAREHOLDER'S
(IN MILLIONS)                     STOCK     CAPITAL   EARNINGS         LOSS            EQUITY
------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2005         $2.5    $1,000.0    $130.7        $(21.1)          $1,112.1
Net income                                               41.3                             41.3
Other comprehensive income:
Net unrealized losses                                                 (24.1)             (24.1)
Minimum pension liability                     (38.3)                   24.9              (13.4)
Distribution of subsidiaries                 (385.8)    (72.8)         26.4             (432.2)
                                   ----    --------    ------        ------           --------
BALANCE AT DECEMBER 30, 2005       $2.5    $  575.9    $ 99.2        $  6.1           $  683.7
                                   ====    ========    ======        ======           ========
Purchase accounting adjustments              (246.0)    (99.9)         (6.1)            (352.0)
                                   ----    --------    ------        ------           --------
BALANCE AT DECEMBER 31, 2005       $2.5    $  329.9    $ (0.7)       $   --           $  331.7
                                   ====    ========    ======        ======           ========
Net income                                               64.9                             64.9
Other comprehensive income:
Net unrealized losses                                                  (1.2)              (1.2)
Capital contribution                           87.0                                       87.0
                                   ----    --------    ------        ------           --------
BALANCE AT DECEMBER 31, 2006       $2.5    $  416.9    $ 64.2        $ (1.2)          $  482.4
                                   ====    ========    ======        ======           ========
Net income                                               97.0                             97.0
Other comprehensive income:
Net unrealized losses                                                  (2.0)              (2.0)
                                   ----    --------    ------        ------           --------
BALANCE AT DECEMBER 31, 2007       $2.5    $  416.9    $161.2        $ (3.2)          $  577.4
                                   ====    ========    ======        ======           ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                 SUCCESSOR   SUCCESSOR   PREDECESSOR
FOR THE YEARS ENDED DECEMBER 31,                                    2007        2006         2005
----------------------------------------------------------------------------------------------------
(In millions)
Net income                                                         $97.0       $64.9        $41.3
Other comprehensive income (loss):
   Available-for-sale securities, net of policyholder amounts:
      Net depreciation during the period                            (3.0)       (2.0)       (84.0)
      Benefit for deferred federal income taxes                      1.0         0.8         29.4
                                                                   -----       -----        -----
   Total available-for-sales securities                             (2.0)       (1.2)       (54.6)
                                                                   -----       -----        -----
   Derivative instruments:
      Net (depreciation) appreciation during the period               --          --         77.8
      (Provision) benefit for deferred federal income taxes           --          --        (27.2)
                                                                   -----       -----        -----
   Total derivative instruments                                       --          --         50.6
                                                                   -----       -----        -----
Net unrealized (depreciation) appreciation                          (2.0)       (1.2)        (4.0)
                                                                   -----       -----        -----
   Minimum pension liability:
      Decrease (increase) in minimum pension liability                --          --         48.0
      (Provision) benefit for deferred federal income taxes           --          --        (16.8)
                                                                   -----       -----        -----
   Total minimum pension liability                                    --          --         31.2
                                                                   -----       -----        -----
Other comprehensive (loss) income                                   (2.0)       (1.2)        27.2
                                                                   -----       -----        -----
Purchase accounting adjustments                                       --          --         (6.1)
                                                                   -----       -----        -----
Comprehensive income                                               $95.0       $63.7        $62.4
                                                                   =====       =====        =====

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                SUCCESSOR   SUCCESSOR   PREDECESSOR
FOR THE YEARS ENDED DECEMBER 31,                                                   2007        2006        2005
-------------------------------------------------------------------------------------------------------------------
(In millions)
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                                    $  97.0    $    64.9    $   41.3
   Adjustments to reconcile net income to net cash used in
      operating activities:
      Net realized investment (gains) losses                                        (5.9)         7.3       (22.9)
      Losses on derivative instruments                                                --           --         0.3
      Non cash derivative activity                                                  (7.4)        28.5          --
      Net accretion of premiums on investment                                        0.7         (0.8)         --
      Net amortization and depreciation                                             52.7         39.0        20.9
      Interest credited to contractholder deposit funds and trust instruments
         supported by funding obligations                                             --           --        21.1
      Deferred federal income taxes                                                 34.6         26.2         1.1
      Change in deferred acquisition costs                                         (53.0)      (110.0)      163.9
      Change in premiums and notes receivable, net of reinsurance premiums
         payable                                                                    16.9         (2.6)        1.6
      Change in accrued investment income                                            1.6          7.9        19.7
      Change in policy liabilities and accruals, net                              (281.5)     1,053.6      (330.3)
      Change in reinsurance receivable and modified coinsurance                    104.8     (1,362.9)      (84.4)
      Change in expenses and taxes payable                                          (4.4)        (5.6)       16.2
      Other, net                                                                   (17.0)        (5.6)       15.3
                                                                                 -------    ---------    --------
      Net cash used in operating activities                                        (60.9)      (260.1)     (136.2)
                                                                                 -------    ---------    --------
CASH FLOWS FROM INVESTING ACTIVITIES
      Proceeds from disposals and maturities of fixed maturities                   773.9      2,206.0     1,561.0
      Proceeds from disposals of equity securities                                    --           --         1.7
      Proceeds from disposals of other investments                                  19.3          0.6        25.7
      Proceeds from mortgages sold, matured or collected                              --           --         9.6
      Purchase of available-for-sale fixed maturities                             (662.4)    (2,012.1)     (686.0)
      Purchase of equity securities                                                (43.7)       (64.4)       (0.1)
      Purchase of other investments                                                (20.3)        (1.4)       (8.8)
      Capital expenditures                                                            --         (1.5)       (7.7)
      Net payments related to margin deposits on derivative instruments               --         (0.1)      (39.7)
      Other investing activities, net                                                 --           --         0.3
                                                                                 -------    ---------    --------
      Net cash provided by investing activities                                     66.8        127.1       856.0
                                                                                 -------    ---------    --------
CASH FLOWS FROM FINANCING ACTIVITIES
      Withdrawals from contractholder deposit funds                                 (7.4)       (17.6)       (1.7)
      Withdrawals from trust instruments supported by funding obligations             --           --      (651.5)
      Change in collateral related to securities lending program                      --           --      (109.6)
      Capital contribution (dividend)                                                 --         86.3      (114.7)
                                                                                 -------    ---------    --------
      Net cash (used in) provided by financing activities                           (7.4)        68.7      (877.5)
                                                                                 -------    ---------    --------
      Net change in cash and cash equivalents                                       (1.5)       (64.3)     (157.7)
      Cash and cash equivalents, beginning of period                                58.9        123.2       280.9
                                                                                 -------    ---------    --------
      Cash and cash equivalents, end of period                                   $  57.4    $    58.9    $  123.2
                                                                                 =======    =========    ========
SUPPLEMENTAL CASH FLOW INFORMATION
      Income tax refunds                                                         $    --    $      --    $   42.5

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

1. ORGANIZATION

Commonwealth Annuity and Life Insurance Company ("the Company") is a stock life insurance company organized under the laws of Massachusetts, and is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. ("Goldman Sachs"). At December 31, 2007, the Company manages blocks of variable annuity, variable universal life and minor blocks of group retirement products. In 2007, the Company began issuance of 403(b) variable annuity products. This requires the Company to have an affiliated broker dealer to act as principal underwriter and distributor. The Company signed an agreement with Epoch Securities Inc. ("Epoch"), a Delaware corporation, and a Financial Industry Regulatory Authority ("FINRA") member firm, to serve as principal underwriter for several of the Company's variable products. Epoch is a wholly-owned subsidiary of Goldman
Sachs (see Note 21 - Related Party Transactions). On September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company ("AFLIAC") to the current name.

On December 30, 2005, Goldman Sachs acquired all outstanding common shares of the Company from The Hanover Insurance Group ("THG") (the "Transaction"). Prior to December 1, 2005 THG was named Allmerica Financial Corporation. Immediately preceding the Transaction, the Company distributed its ownership in certain wholly-owned subsidiaries, First Allmerica Financial Life Insurance Company ("FAFLIC"), VeraVest Investments, Inc. ("VeraVest"), and Allmerica Financial Investment Management Services, Inc ("AFIMS") directly to THG as a dividend to shareholders. The Company's remaining non-insurance subsidiaries were distributed to FAFLIC as a capital contribution prior to the Transaction.

Concurrent with the Transaction, the Company entered into several servicing agreements to provide certain support of its business. Transitional service agreements with THG provided operational support, system and policy conversion support, accounting and other services until December 31, 2006. An operational servicing agreement was executed with Security Benefit Life Insurance Company ("Se2") on December 30, 2005, to provide customer and agent support and perform other key policy administration and operational functions. As of December 31, 2006, these operational functions were transferred to Se2.

2. BASIS OF PRESENTATION

The accompanying audited financial statements have been prepared in accordance with generally accepted accounting principles ("US GAAP"). The Transaction was accounted for using the purchase method under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" ("SFAS No. 141") and SFAS No. 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142") and purchase accounting adjustments were "pushed down" to the Company's financial statements. Under the purchase method of accounting, assets acquired and liabilities assumed were recorded at estimated fair value at the date of purchase, and updated as of December 31, 2007 and December 31, 2006. Consequently, the Company experienced decreased amortization of acquisition expenses as compared to historical experience when it was owned by THG. See Note 5 - Proforma, for a proforma income statement containing the changes.

Prior to December 30, 2005, the consolidated accounts of the Company included the accounts of FAFLIC and certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries). In the accompanying financial statements, "predecessor" information includes these subsidiaries, while "successor" information represents the Company on a stand-alone basis and includes purchase accounting adjustments as indicated in
Note 4 - Purchase Accounting.

The preparation of financial statements in conformity with US GAAP requires the Company to make estimates and assumptions and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A. VALUATION OF INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities", ("SFAS No. 115"). At the time of purchase, fixed maturity securities are classified based on the Company's intent as either held-to-maturity, trading or available-for-sale.

Fixed maturities and equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in accumulated other comprehensive income, a separate component of shareholder's equity. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Policy loans are carried primarily at unpaid principal balances.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk and that meet the conditions for separate account reporting under American Institute of Certified Public Accountants ("AICPA") Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contract and for Separate Accounts" ("SOP 03-1"), are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary decline in value of a specific investment is deemed to have occurred, the Company reduces the cost basis of the investment to fair value. This reduction is permanent and is recognized as a realized investment loss. Realized investment gains and losses related to separate accounts that meet the conditions for separate account reporting under SOP 03-1 accrue to and are borne by the contract holder.

     B. CLOSED BLOCK

The predecessor Consolidated Statements of Operations include the activity of the FAFLIC Closed Block of participating policies. The FAFLIC Closed Block consists of certain individual life insurance participating policies, individual deferred annuities and supplemental contracts not involving life contingencies, which were in force as of the October 16, 1995 demutualization.

The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Massachusetts Commissioner of Insurance consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block business, are reasonably sufficient to support the Closed Block business.

Following the Transaction, there was no impact to the successor financial statements as the Closed Block remains with FAFLIC.

     C. FINANCIAL INSTRUMENTS

Financial instruments are reflected in the balance sheet on a trade-date basis. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses. Fair value measurements are not adjusted for transaction costs.

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including U.S. government and agency securities, liquid mortgage products, investment-grade corporate bonds, money market securities, state, municipal and provincial obligations, swap contracts, option contracts, futures contracts and high yield mutual funds. The high yield fund invests in high yield, fixed income securities that, at the time of purchase, are non-investment grade. This is classified as Equity Securities on the Company's balance sheet.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     C. FINANCIAL INSTRUMENTS (CONTINUED)

The Company adopted SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), as of the beginning of 2007. SFAS No. 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy under SFAS No. 157 are described below:

BASIS OF FAIR VALUE MEASUREMENT

Level 1 Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. See "Note 3O - New and Adopted Accounting Pronouncements" for a discussion of the impact of adopting SFAS No. 157.

In determining fair value, the Company separates its financial instruments into two categories: cash instruments and derivative contracts. See "Note 3D - Cash Instruments" and "Note 3E - Derivatives and Hedging Activities" below.

     D. CASH INSTRUMENTS

The Company's cash instruments are generally classified within level 1 or level 2 of the fair value hierarchy because they are valued using quoted market prices, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency. The types of instruments valued based on quoted market prices in active markets include most U.S. government and agency securities, many other sovereign government obligations, and most money market securities. Such instruments are generally classified within level 1 of the fair value hierarchy. The Company does not adjust the quoted price for such instruments, even in situations where the company holds a large position and a sale could reasonably impact the quoted price.

The types of instruments valued based on quoted prices in markets that are not active, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency include most investment-grade and high-yield corporate bonds, most mortgage products, state, and municipal obligations. Such instruments are generally classified within level 2 of the fair value hierarchy.

Certain cash instruments are classified within level 3 of the fair value hierarchy because they trade infrequently and therefore have little or no price transparency. Such instruments include private equity and subordinated obligations. The transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so that the model value at inception equals the transaction price. This valuation is adjusted only when changes to inputs and assumptions are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, and changes in financial ratios or cash flows.

For positions that are not traded in active markets or are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     E. DERIVATIVES AND HEDGING ACTIVITIES

Derivative contracts can be exchange-traded or over-the-counter ("OTC"). Exchange-traded derivatives typically fall within level 1 or level 2 of the fair value hierarchy depending on whether they are deemed to be actively traded or not. The Company generally values exchange-traded derivatives within portfolios using models which calibrate to market clearing levels and eliminate timing differences between the closing price of the exchange-traded derivatives and their underlying cash instruments. In such cases, exchange-traded derivatives are classified within level 2 of the fair value hierarchy.

As of the Transaction, the Company entered into certain OTC derivatives, primarily equity put options and interest rate swaptions, to hedge certain equity market, credit and interest rate risk. None of these post-transaction instruments qualify for hedge accounting, and are carried at fair value or amounts that approximate fair value.

OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The firm generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be verified and model selection does not involve significant management judgment. Such instruments are typically classified within level 2 of the fair value hierarchy.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. Such instruments are classified within level 3 of the fair value hierarchy. Where the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so that the model value at inception equals the transaction price. The valuations of these less liquid OTC derivatives are typically based on level 1 and/or level 2 inputs that can be observed in the market, as well as unobservable level 3 inputs. Subsequent to initial recognition, the Company updates the level 1 and level 2 inputs to reflect observable market changes, with resulting gains and losses reflected within level 3. Level 3 inputs are only changed when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. In circumstances where the Company cannot verify the model value to market transactions, it is possible that a different valuation model could produce a materially different estimate of fair value.

When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

In November 2006, per an investment management agreement with Goldman Sachs Asset Management, L.P. ("GSAM"), the Company began to trade futures contracts. Exchange-traded futures and options are effected through a regulated exchange and positions are marked to market on a daily basis. The Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. From time to time, futures contracts are terminated. The termination of such contracts would be recognized in income as they are marked to market on a daily basis. Terminations would not materially impact earnings as any payment due upon termination represents one day of market exposure. The clearinghouse guarantees the performance of both counterparties which mitigates credit risk.

Prior to the Transaction, the Company formally documented all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process included linking all derivatives that were designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assessed, both at the hedge's inception and on an ongoing basis, whether the derivatives that were used in hedging transactions were highly effective in offsetting changes in fair values or cash flows of hedged items. When it was determined that a derivative was not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinued hedge accounting prospectively, as discussed below.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     E. DERIVATIVES AND HEDGING ACTIVITIES (CONTINUED)

The Company discontinued hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedge item, including forecasted transactions;
(2) the derivative expires or is sold, terminated, or exercised; (3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     F. CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments held in the ordinary course of business. None of this is restricted or segregated for specific business reasons. Approximately $37.2 million is held at one financial institution at December 31, 2007.

     G. DEFERRED POLICY ACQUISITION COSTS ("DAC") AND DEFERRED SALES INDUCEMENTS ("DSI")

DAC consists of commissions, ceding commissions, and other costs, which vary with, and are primarily related to, the production of revenues. The Company defers sales inducements generated by variable annuities that offer enhanced crediting rates or bonus payments. As part of the recording of fair value purchase accounting due to the acquisition of the Company, DAC and DSI were written down to zero as of the Transaction date.

Subsequent to the Transaction, DAC and DSI balances primarily were created via the deferral of ceding commissions and bonus interest credits paid in the reinsurance of in force contracts. DAC and DSI amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be recognized from these products. Acquisition costs and sales inducements related to variable annuity products are amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. (See Note 16 - Deferred Policy Acquisition Costs for further discussion).

     H. REINSURANCE

Reinsurance accounting is followed for ceded and assumed transactions when the risk transfer provisions of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met. To meet risk transfer requirements, a long duration reinsurance contract must transfer mortality or morbidity risks, and subject the reinsurer to a reasonable possibility of a significant loss.

With respect to ceded reinsurance, the valuation of claims recoverable depends on whether the underlying claim is a reported claim, or a future policy benefit. For reported claims, the Company values reinsurance recoverables at the time the underlying claim is recognized, in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information and applies that information to the future policy benefit estimates. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is disclosed separately in the financial statements. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible.

See Note 15 - Reinsurance for further discussion.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     I. PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE

Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets. Certain costs of software developed or obtained for internal use are capitalized and amortized on a straight-line basis over the useful life of the software. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

The Company tests for the potential impairment of long-lived assets whenever events or changes in circumstances suggest that the carrying amounts may not be fully recoverable in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets." The Company recognizes impairment losses only when the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. In such cases, the Company reduces the carrying value of the asset to fair value. Fair values are estimated using discounted cash flow analysis. As part of the recording of purchase accounting due to the acquisition of the Company in 2005, $3.0 million of capitalized assets were written off.

     J. GOODWILL/VALUE OF BUSINESS ACQUIRED ("VOBA")

Goodwill is the cost of an acquired company in excess of the fair value of its identifiable net assets at acquisition date. Relating to the Transaction and in accordance with the provisions of SFAS No. 142, an analysis was done to assign purchase price to the assets and liabilities of the business. The Company recorded a purchase price of $333.3 million as part of the Transaction, including the fair value allocation of other net assets and the establishment of VOBA (See Note 4 - Purchase Accounting). As part of the purchase accounting and the fair value analysis described above, no separate or additional value related to goodwill was recognized.

     K. SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders. Assets consist principally of mutual funds, bonds, common stocks, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed and earned on fund values of these contracts. See Note 7 - Adoption of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Balance Sheet, with an equivalent summary total reported for related liabilities. The open-ended mutual funds in the separate accounts produce a daily net asset value that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1, under SFAS No. 157.

     L. POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for annuity, life, and health products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3 1/2 % to 9 1/2 % for annuities and 3% to 6% for life insurance. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for guaranteed minimum death benefits ("GMDB") in excess of contract values. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     L. POLICY LIABILITIES AND ACCRUALS (CONTINUED)

Liabilities for outstanding claims and claims adjustment expenses are estimates of payments to be made on health insurance contracts for reported losses and claims adjustment expenses and estimates of losses and claims adjustment expenses incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liability and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near-term if the estimates discussed above are revised.

     M. PREMIUM, FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims for guaranteed minimum death benefits in excess of contract values, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges such as enhanced crediting rates or bonus payments that represent compensation for services to be provided in future periods are classified as deferred sales inducements and amortized over the period benefited using the same assumptions used to amortize deferred acquisition costs. See Note 16 - Deferred Policy Acquisition Costs, for further information regarding revaluation of DAC and deferred sales inducements.

     N. FEDERAL INCOME TAXES

Deferred federal income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). These differences result primarily from insurance reserves, net operating loss carryforwards, policy acquisition expenses, tax credit carryforwards and deferred sales inducements.

In June 2006, The Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN No. 48"), to create a single model to address accounting for uncertainty in tax positions (See Note 3O - New Accounting and Adopted Pronouncements).

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     O. NEW AND ADOPTED ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued SFAS No. 157. SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. Under FAS No. 157, fair value measurements are not adjusted for transaction costs.

SFAS No. 157 nullifies the consensus reached in EITF Issue No. 02-3, "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities," ("EITF Issue No. 02-3") that prohibited the recognition of day one gain or loss on derivative contracts (and hybrid instruments measured at fair value under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as modified by SFAS No. 155) where the Company could not verify all of the significant model inputs to observable market data and verify the model to market transactions. However, SFAS No. 157 requires that a fair value measurement reflect the assumptions market participants would use in pricing an asset or liability based on the best information available. Assumptions include the risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model. The Company adopted SFAS 157 as of January 1, 2007; adoption did not have a material effect on the Company's financial condition, results of operations or cash flows.

In June 2006, the FASB issued FIN No. 48. FIN No. 48 requires that the Company determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Once it is determined that a position meets this recognition threshold, the position is measured to determine the amount of benefit to be recognized in the financial statements. The Company adopted the provisions of FIN No. 48 as of January 1, 2007; adoption did not have any impact on the Company's financial condition, results of operations or cash flows and did not result in any adjustments to retained earnings.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS No. 155"). SFAS No. 155 permits an entity to measure at fair value any financial instrument that contains an embedded derivative that otherwise would require bifurcation. As permitted, the Company early adopted SFAS No. 155 in the first quarter of 2006. Adoption did not have a material effect on the Company's financial condition, results of operations or cash flows.

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance companies for deferred acquisition costs on internal replacements of insurance and investment contracts other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," ("SFAS No. 97"). This statement is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 as of January 1, 2007; adoption did not have a material effect on the Company's financial condition, results of operations or cash flows.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities," which gives entities the option to measure eligible financial assets, financial liabilities and firm commitments at fair value (i.e., the fair value option), on an instrument-by-instrument basis, that are otherwise not accounted for at fair value under other accounting standards. The election to use the fair value option is available at specified election dates, such as when an entity first recognizes a financial asset or financial liability or upon entering into a firm commitment. Subsequent changes in fair value must be recorded in earnings. Additionally, SFAS No. 159 allows for a one-time election for existing positions upon adoption, with the transition adjustment recorded to beginning retained earnings. The Company has not adopted SFAS No. 159 for any portion of its business.

     P. ACCOUNTING STANDARDS NOT YET ADOPTED

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"). SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, effective for financial statements issued for fiscal years beginning after November 15, 2008, with early application encouraged. The Company will adopt SFAS No. 161 in the first quarter of 2009. Adoption of SFAS No. 161 will not affect the Company's financial condition, results of operations or cash flows.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     P. ACCOUNTING STANDARDS NOT YET ADOPTED (CONTINUED)

In June 2007, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) No. 07-1, "Clarification of the Scope of the Audit and Accounting Guide `Audits of Investment Companies' and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies." SOP No. 07-1 clarifies when an entity may apply the provisions of the Audit and Accounting Guide for Investment Companies (the Guide). In February 2008, the FASB issued FSP SOP No. 07-1-a, "The Effective Date of AICPA Statement of Position 07-1," which indefinitely defers the effective date for SOP No. 07-01.

     Q. RECLASSIFICATIONS

Certain reclassifications have been made to previously reported amounts to conform to the current presentation.

4. PURCHASE ACCOUNTING

Goldman Sachs' acquisition of the Company is accounted for by applying SFAS No. 141 through "push down" accounting. Included in the following table is VOBA, which represents the present value of future profits embedded in the acquired contracts. See Note 14 - Value of Business Acquired, for further explanation of VOBA. The assessment of fair value in accordance with SFAS No. 141 included the establishment of intangible assets for VOBA and various state licenses. No specific goodwill was recognized as a result of this assessment. See Note 3 - Summary of Significant Accounting Policies, for further discussion of Goodwill. In accordance with SFAS No. 141 the purchase allocation period to identify and record fair value for all assets acquired and liabilities assumed should usually not exceed one year from the transaction date. At the conclusion of 2007 and 2006, additional balance sheet adjustments were identified. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of December 30, 2005 and purchase accounting adjustments made for the year ended December 31, 2007 and December 31, 2006.

                                                    EFFECT OF       EFFECT OF      PROFORMA
                                   DECEMBER 30,  ADJUSTMENTS IN  ADJUSTMENTS IN  DECEMBER 31,
FAIR VALUE                             2005          2006(1)         2007(2)         2005
---------------------------------------------------------------------------------------------
(In millions)
Assets:
Total investments at market value    $ 1,391.8       $   --           $  --        $ 1,391.8
Cash and cash equivalents                123.2           --              --            123.2
VOBA                                     318.5        (12.4)           (5.8)           300.3
Other assets at fair value             1,007.5         18.4             5.6          1,031.5
Separate account assets                8,578.3           --              --          8,578.3
                                     ---------       ------           -----        ---------
   Total assets acquired              11,419.3          6.0            (0.2)        11,425.1

Liabilities:
Policyholder account balances          2,436.3          5.3              --          2,441.6
Other liabilities at fair value           72.3           --            (0.4)            71.9
Separate account liabilities           8,578.3           --              --          8,578.3
                                     ---------       ------           -----        ---------
   Total liabilities assumed          11,086.9          5.3            (0.4)        11,091.8

Total purchase price                 $   332.4       $  0.7           $ 0.2        $   333.3
                                     =========       ======           =====        =========

(1) Adjustment to Other assets reflects the combined effect of adjustment to the deferred tax asset (see Note 11), receivables from reinsurers and other accounts receivable.

(2) Adjustment to Other assets reflects the effect of adjustment to the deferred tax asset.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

4. PURCHASE ACCOUNTING (CONTINUED)

PURCHASE PRICE:
---------------------------------------------
(In millions)
Initial payment of purchase price      $262.0
FAFLIC ceding commission                  8.6
Direct transaction expenses               6.9
Additional deferred purchase price       54.9
Purchase accounting final adjustments     0.9
                                       ------
Total purchase price                   $333.3
                                       ======

5. PROFORMA

On December 30, 2005 two material transactions occurred that are not reflected in the predecessor income statement presented for 2005. The divestiture of all subsidiaries of the Company will cause successor financial statements to be based upon unconsolidated activity. In addition, the establishment of a new fair value balance sheet in accordance with SFAS No. 141, as part of the purchase accounting, will generate certain differences in amortization of VOBA levels in subsequent years.

The 2006 Consolidated Statement of Income reflects the two material transactions described above. The following unaudited pro forma condensed information presents the results of operations for the Company assuming the divestiture of all subsidiaries occurred at December 31, 2004 and that the implications of the push down accounting was reflected in the 2005 income statement. This unaudited proforma information does not necessarily represent what the results would be for future periods, but provides a comparison by which to understand the 2006 changes.

                                                                    (UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,                                        2005                               2006
-----------------------------------------------------------------------------------------------------------------
(In millions)
                                                                                   INCOME
                                                                    REINSURANCE   STATEMENT
                                         PREDECESSOR   DIVESTITURE  OF FAFLIC'S   EFFECT OF  SUCCESSOR  SUCCESSOR
                                            INCOME         OF         VARIABLE    PURCHASE     INCOME    INCOME
                                          STATEMENT   SUBSIDIARIES    BUSINESS   ACCOUNTING  STATEMENT  STATEMENT
-----------------------------------------------------------------------------------------------------------------
Premiums                                    $ 36.9       $ (36.9)      $   --      $   --      $   --    $   --
Universal life and investment product
   policy fees                               244.6         (16.9)        15.9          --       243.6     233.0
Net investment income                        192.6        (113.3)         1.6       (20.0)       60.9     110.5
Realized gains/(losses)                       22.9         (16.0)        (0.3)         --         6.6      (7.3)
Other income                                  33.0         (22.7)         1.4          --        11.7      20.7
                                            ------       -------       ------      ------      ------    ------
Total revenues                               530.0        (205.8)        18.6       (20.0)      322.8     356.9

Policy benefits, claims, losses and LAE      239.4        (106.2)         6.3        13.8       153.3     105.2
VOBA and DAC amortization                    111.8          (6.7)          --       (63.5)       41.6      39.0
Other expenses                               170.5         (63.1)         1.8       (35.2)       74.0     121.6
                                            ------       -------       ------      ------      ------    ------
Total benefits, losses and expenses          521.7        (176.0)         8.1       (84.9)      268.9     265.8
Total federal income tax benefit
   (expense)                                  33.0          (8.6)        (3.7)      (22.7)       (2.0)    (26.2)
                                            ------       -------       ------      ------      ------    ------
Net income (loss)                           $ 41.3       $ (38.4)      $  6.8      $ 42.2      $ 51.9    $ 64.9
                                            ======       =======       ======      ======      ======    ======

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

6. SIGNIFICANT TRANSACTIONS

On May 25, 2007 the Company signed an agreement, effective retroactive to January 1, 2007, with Pacific Life Insurance Company ("Pacific Life") to assume 8% of its variable annuity products sold in 2007. The base annuities were assumed on a modified coinsurance and the benefits provided via riders were assumed on a coinsurance basis. As separate account liabilities were assumed under modified coinsurance terms, ownership of the underlying separate account assets was not transferred and these assets are not reflected in the balance sheet. The Company assumed general account reserves of $58.2 million and, for the retroactive period prior to signing, recorded a payable to Pacific Life of $12.4 million for the period through May 2007. The assumed general account reserves as of December 31, 2007 were approximately $61.5 million (See Note 23 - Subsequent Events).

On July, 1, 2006, the Company entered into a modified coinsurance agreement with Chase Insurance Life and Annuity Company ("CILAC") to assume 100% of its variable annuity business on a modified coinsurance basis. The Company assumed general account reserves of $1.3 billion and paid a ceding allowance of $85.0 million to CILAC. As separate account liabilities were assumed under modified coinsurance terms, ownership of the underlying separate account assets was not transferred and these assets are not reflected in the balance sheet. On April 1, 2007, CILAC was merged into Protective Life Insurance Company ("Protective").

Effective December 30, 2005 the Company entered into a coinsurance agreement with FAFLIC, a subsidiary of THG. The Company assumed 100% of the FAFLIC variable annuity and variable life book of business. The Company assumed $124.6 million of reserves and paid $8.6 million as a ceding allowance to FAFLIC. As part of this transaction, separate account liabilities were assumed under modified coinsurance terms, and, as such, ownership of the underlying separate accounts is not included in the Company's separate account assets and liabilities.

7. LIABILITIES FOR MINIMUM GUARANTEES UNDER STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

GUARANTEED MINIMUM DEATH BENEFITS

The Company has issued variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contractholders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

7. LIABILITIES FOR MINIMUM GUARANTEES UNDER STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (CONTINUED)

The following summarizes the liability for GMDB contracts reflected in the general account. The GMDB exposure includes reinsurance assumed, however the modified coinsurance is excluded as it provides negligible GMDB reserves and significant account values:

FOR THE YEARS ENDED DECEMBER 31,   2007    2006
------------------------------------------------
(In millions)
Beginning balance                 $237.0  $281.3

Provision for GMDB:
   GMDB expense incurred             6.4    11.5
   Volatility (1)                   13.8    (6.6)
                                  --------------
                                    20.2     4.9

Claims, net of reinsurance:
   Claims from policyholders       (44.6)  (56.3)
   Claims ceded to reinsurers       41.1    55.2
                                  ------  ------
                                    (3.5)   (1.1)

GMDB reinsurance premium           (41.3)  (48.1)
                                  ------  ------
Ending balance                    $212.4  $237.0
                                  ======  ======

(1) Volatility reflects the difference between actual and expected investment performance, persistency, age distribution, mortality and other factors that are assumptions within the GMDB reserving model.

The reserve for the GMDB feature was computed using a risk neutral approach. The reserve represents estimates, over a range of stochastic scenarios, of the present value of future GMDB net benefits expected to be paid less the present value of future GMDB net fees charged to the policyholders.

Starting in 2006, the GMDB reserves were calculated using best estimate, as opposed to risk neutral, scenarios for future projections and reflecting the December 31, 2005 reserve balance derived under purchase accounting. GMDB reserves were adjusted upwards by $229.2 million in 2005 as a result of the Transaction and revaluation based upon purchase accounting assumptions.

The following information relates to the reserving methodology and assumptions for GMDB at December 31, 2007 and 2006.

     - The projection model used 500 stochastically generated return scenarios with mean performance ranging from 5% to 10% depending on the underlying fund type.

     - Implied volatilities by duration were based on a combination of over the counter quotes (when available) and historical volatilities. For 2007, volatility assumptions range from 20% to 34%, varying by equity fund type; 7% for bond funds; and 1% for money market funds. For 2006, volatility assumptions ranged from 13% to 32%, varying by equity fund type; 3% for bond funds; and 1% for money market funds.

     -    The mortality assumption is 70% of the 1994 GMDB table.

     - The full surrender rate assumption varies from 1% to 50% depending on distribution channel, contract type, policy duration, and attained age. The aggregate projected full surrender rates for 2008 and 2009 are approximately 14% and 13%, respectively (full surrender rates include annuitizations, but they do not reflect partial withdrawals or deaths).

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

7. LIABILITIES FOR MINIMUM GUARANTEES UNDER STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (CONTINUED)

     - The partial withdrawal rate assumption varies by distribution channel, tax qualified status, and attained age. Total projected partial withdrawals are from 5% - 7% for all years.

The following table presents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death as of December 31, 2007 and 2006. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the account value.

DECEMBER 31,
(IN MILLIONS, EXCEPT FOR CONTRACTHOLDER INFORMATION)      2007      2006
--------------------------------------------------------------------------
Net deposits paid
   Account value                                        $  4,239  $    941
   Net amount at risk                                   $     26  $     17
   Average attained age of contractholders                    61        67
Ratchet (highest historical account value at specified
   anniversary dates)
   Account value                                        $  1,549  $  1,415
   Net amount at risk                                   $     60  $     61
   Average attained age of contractholders                    66        65
Roll-up (net deposits accumulated at a specified rate)
   Account value                                        $     80  $     93
   Net amount at risk                                   $     17  $     19
   Average attained age of contractholders                    78        77
Higher of ratchet or roll-up
   Account value                                        $  4,849  $  5,560
   Net amount at risk                                   $    958  $  1,070
   Average attained age of contractholders                    73        73
                                                        --------  --------
Total of guaranteed benefits categorized above
   Account value                                        $ 10,717  $  8,009
   Net amount at risk                                   $  1,061  $  1,167
   Average attained age of contractholders
      (weighted by account value)                             67        71
Number of contractholders                                213,958   135,057

The above table includes business coinsured from FAFLIC for all years. 2007 includes reinsurance assumed from Protective and Pacific Life at quota share.

GUARANTEED MINIMUM INCOME BENEFIT

Additionally, the Company previously issued variable annuity contracts with a guaranteed minimum income benefit ("GMIB") feature. The GMIB liability as of December 31, 2007 was $14.2 million with no benefits paid out. The GMIB liability at December 31, 2006 was $15.2 million with no benefits paid out. In conjunction with the Transaction and the application of SFAS No. 141, the GMIB liability was revalued to $16.5 million at December 31, 2005. Similarly to the approach employed to value the GMDB reserve, the fair value reserve for the GMIB feature was computed using a risk neutral approach. The reserve was determined by estimating the present value of future GMIB benefits expected to be paid less the present value of future GMIB fees charged to the policyholders, over a range of stochastic scenarios.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

7. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (CONTINUED)

SALES INDUCEMENTS

The Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments. These enhanced rates are considered sales inducements under SOP 03-1. As such, the balance of sales inducement assets were required to be reclassified from DAC to other assets upon adoption of SOP 03-1, and amortization of these sales inducements over the life of the contract is required to be reflected as a policy benefit. Amortization of these contracts is required to be computed using the same methodology and assumptions used in amortizing DAC.

Deferrred sales inducements at December 31, 2007 reflect bonus interest payments on assumed blocks and are included in other assets in the accompanying balance sheet. The Company did not have any deferred sales inducements at December 31, 2006, and amounts existing at prior to the Transaction were written off in purchase accounting.

The following reflects the changes to the deferred sales inducement asset:

FOR THE YEARS ENDED DECEMBER 31,       2007  2006
-------------------------------------------------
(In millions)
Balance at beginning of year          $  --   $--
Block acquisition                       3.9    --
Acquisition expenses deferred           5.3    --
Amortized to expense during the year   (0.3)   --
                                      -----   ---
Balance at end of year                $ 8.9   $--
                                      =====   ===

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES

The Company issued variable annuity and life contracts through its separate accounts for which net investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

The market value adjusted ("MVA") product attributable to assumed variable annuity were assumed on a modified coinsurance basis. Therefore, the assets related to these liabilities are a recoverable from reinsurers and changes in fair value are not included in other comprehensive income.

The Company had the following variable annuities with guaranteed minimum returns:

DECEMBER 31,                                  2007        2006
-----------------------------------------------------------------
(In millions)
Account value                             $     47.2   $    59.8
Range of guaranteed minimum return rates   2.8 - 6.5%  2.8 - 6.5%

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

7. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (CONTINUED)

Account balances of these contracts with guaranteed minimum returns were invested in variable separate investment portfolio as follows:

DECEMBER 31,                   2007   2006
------------------------------------------
(In millions)
Asset Type:
   Fixed maturities           $40.8  $36.3
   Cash and cash equivalents   11.5   26.5
                              -----  -----
Total                         $52.3  $62.8
                              =====  =====

8. INVESTMENTS

     A. FIXED MATURITIES AND EQUITY SECURITIES

The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of SFAS No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

DECEMBER 31,                                                          2007
---------------------------------------------------------------------------------------
                                                            GROSS      GROSS
                                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
                                                 COST       GAINS      LOSSES     VALUE
---------------------------------------------------------------------------------------
(In millions)
U.S. Treasury securities and U.S. government
   and agency securities                        $204.1      $ 5.2      $   --    $209.3
States and political subdivisions                 16.1        0.2          --      16.3
Corporate fixed maturities                       428.2        2.0       (10.6)    419.6
Mortgage-backed securities                       318.8        3.3        (1.6)    320.5
                                                ------      -----      ------    ------
Total fixed maturities                          $967.2      $10.7      $(12.2)   $965.7
                                                ======      =====      ======    ======
Equity securities                               $108.1      $  --      $ (5.4)   $102.7
                                                ======      =====      ======    ======

DECEMBER 31,                                                           2006
-----------------------------------------------------------------------------------------
                                                            GROSS      GROSS
                                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
                                               COST (1)     GAINS      LOSSES      VALUE
-----------------------------------------------------------------------------------------
(In millions)
U.S. Treasury securities and U.S. government
   and agency securities                       $  335.1     $1.3       $(2.4)    $  334.0
States and political subdivisions                  16.1       --        (0.2)        15.9
Corporate fixed maturities                        372.1      0.5        (2.9)       369.7
Mortgage-backed securities                        352.1      1.0        (1.6)       351.5
                                               --------     -----      ------    --------
Total fixed maturities                         $1,075.4     $2.8       $(7.1)    $1,071.1
                                               ========     =====      ======    ========
Equity securities                              $   64.4     $1.3       $  --     $   65.7
                                               ========     =====      ======    ========

(1) Amortized cost for fixed maturities securities after acquisition purchase accounting.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

8. INVESTMENTS (CONTINUED)

     A. FIXED MATURITIES AND EQUITY SECURITIES (CONTINUED)

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance in 1994 to maintain, through a custodial account in New York, a security deposit, the market value of which will equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2007, the amortized cost and fair value of the assets on deposit were $42.4 million and $43.6 million, respectively. At December 31, 2006, the amortized cost and fair value of assets on deposit in New York were $43.0 million and $42.8 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $5.2 million and $5.8 million were on deposit with various state and governmental authorities at December 31, 2007 and 2006, respectively. Fair values related to these securities were $6.0 million and $5.7 million at December 31, 2007 and 2006, respectively.

The Company entered into various derivative and other arrangements that required fixed maturities to be pledged as collateral. At December 31, 2007, the Company held $43.4 million compared to $31.5 million held as collateral at December 31, 2006. Corresponding liabilities for these items have also been recorded by the Company. There were no contractual investment commitments at December 31, 2007.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity. In accordance with SFAS No. 141, the amortized cost of the investments is shown below.

                                         DECEMBER 31,   DECEMBER 31,
                                             2007           2007
                                        AMORTIZED COST   FAIR VALUE
--------------------------------------------------------------------
(In millions)
Due in one year or less                     $ 53.4         $ 53.1
Due after one year through five years        298.7          298.4
Due after five years through ten years       194.7          196.8
Due after ten years                          420.4          417.4
                                            ------         ------
Total                                       $967.2         $965.7
                                            ======         ======

     B. DERIVATIVE INSTRUMENTS

Simultaneous to the Transaction, the Company implemented a hedging strategy consisting of long duration equity and derivative put options. The hedge is primarily static consisting of quarterly put options. The purpose of the hedge is to protect against increases in GMDB liability in the event that the market grows at a rate below LIBOR. In addition, the Company invests in exchange traded futures and options as part of its overall diversification and total return objectives.

On May 25, 2007, the Company entered into a reinsurance contract which is accounted for on a coinsurance/modified-coinsurance ("co-modco") basis with respect to the annuity riders and base contracts. Insurance contracts in their entirety do not meet the definition of a derivative instrument, but may contain embedded derivatives. This reinsurance agreement states that the Company will pay its proportionate share of the present value of the guaranteed future income stream in excess of account value. The riders are accounted for as an embedded derivative under Derivatives Implementation Group issue B25 ("DIG B25").

On July 1, 2006, the Company entered into a reinsurance contract which is accounted for on a modified coinsurance basis. Under a traditional modified coinsurance arrangement, the ceding company owns the assets backing the liabilities and transfers their book investment returns to the reinsurer, including credited related gains or losses. The reinsurance contract represents a hybrid instrument that should be bifurcated into its host contract and embedded derivative components. An embedded derivative exists because the Company is exposed to third-party credit risk. This is accounted for as an embedded derivative under Derivatives Implementation Group issue B36
("DIG B36").

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

8. INVESTMENTS (CONTINUED)

     B. DERIVATIVE INSTRUMENTS (CONTINUED)

Under THG, an overall risk management strategy incorporating the use of derivative instruments to minimize significant unplanned fluctuations in earnings that were caused by foreign currency, equity market and interest rate volatility was employed. As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as its investment in securities denominated in foreign currencies, the Company's operating results were exposed to changes in exchange rates between the U.S. dollar, the Japanese Yen, and the British Pound. The Company used foreign currency exchange swaps and futures to mitigate the short-term effect of changes in currency exchange rates and to manage the risk of cash flow variability. Until August 22, 2005, the Company was also exposed to changes in the equity market due to increases in GMDB reserves that resulted from declines in the equity market. The Company used exchange-traded equity market futures contracts to reduce the volatility in statutory capital reserves from the effects of the equity market movements. Finally, for the period between August 22, 2005 and December 30, 2005, the closing date of the Transaction, the Company was exposed to changes in its surplus value, which was driven by a combination of equity market and interest rate movements. To economically hedge against fluctuations in the purchase price of the variable life insurance and annuity business, the Company used exchange-traded futures contracts and interest rate swap contracts.

On December 12, 2007, the Company implemented an enhancement to its existing hedging strategy by selling short-duration S&P futures to reduce our long delta position. This strategy would help reduce expected volatility from changes in the market and protects the Company from adverse market movements.

     C. FAIR VALUE HEDGES

During 2007 and 2006, no fair value hedges were established. In 2005, the Company entered into exchange-traded equity futures contracts to hedge the embedded gains on certain bonds identified to be liquidated to settle the maturity of a particular long-term funding agreement. The Company also entered into cross-currency swaps to convert its foreign denominated fixed rate trust instruments supported by funding obligations to U.S. dollar floating rate instruments. The Company recognized gains of $2.2 million for the year ended December 31, 2005, reported in net realized investment gains in the Consolidated Statements of Operations. These derivative instruments were determined to be effective hedges in accordance with FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

     D. CASH FLOW HEDGES

During 2007 and 2006, no cash flow hedges were established. Prior to 2006, the Company entered into cross-currency swaps to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under the swap contracts, the Company agreed to exchange interest and principal related to trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate. Additionally, the Company used foreign exchange futures contracts to hedge foreign currency exposure on specific trust instruments supported by funding obligations. Finally, the Company also entered into foreign exchange forward contracts to hedge its foreign currency exposure on specific fixed maturity securities. Under the foreign exchange futures and forward contracts, the Company has the right to purchase the hedged currency at a fixed strike price in U.S. dollars.

The Company recognized no gains or losses in 2005 on ineffective cash flow hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

8. INVESTMENTS (CONTINUED)

     E. TRADING ACTIVITIES

For 2007, the Company recognized a net loss of $6.8 million on its derivatives. For 2006, the Company recognized a net loss of $46.7 million on its derivatives. The derivatives in this program included exchange-traded futures contracts and interest rate swap contracts. The hedges did not qualify for hedge accounting under SFAS No. 133. The core risk the Company seeks to address with its hedging strategy is GMDB exposure. The objective is to protect against increases in GMDB liability in the event that the market grows at a rate below LIBOR, while maintaining some upside potential in rising markets.

On May 25, 2007, the Company entered into a reinsurance contract which is accounted for on a co-modco basis with respect to the annuity riders and base contracts. Insurance contracts in their entirety do not meet the definition of a derivative instrument, and may contain embedded derivatives. This reinsurance agreement states that the Company will pay its proportionate share of the present value of the guaranteed future income stream in excess of account value. The riders are accounted for as an embedded derivative as defined by DIG B25.

On August 23, 2005, the Company implemented a new derivative program designed to economically hedge against fluctuations in the purchase price of the variable life insurance and annuity businesses. The Transaction purchase price was determined on December 30, 2005 and was subject to changes in interest rate, equity market, implied equity market volatility and surrender activity. The derivatives were terminated concurrent with the sale closing on December 30, 2005. The derivatives in this program included exchange-traded futures contracts and interest rate swap contracts. The hedges did not qualify for hedge accounting under SFAS No. 133. The core risk the Company seeks to address with its hedging strategy is GMDB exposure. The objective is to protect against increases in GMDB liability in the event that the market grows at a rate below LIBOR, while maintaining some upside potential in rising markets.

During 2005 the Company recognized net losses of $36.1 million on all trading derivatives. The net loss recognized in 2005 included $13.3 million in losses related to the derivatives used to economically hedge the purchase price and were reflected within other operating expenses in the Consolidated Statements of Operations. Additionally, the net loss in 2005 included $19.6 million of net losses representing the ineffectiveness on equity-linked swap contracts, which were recorded within other income in the Consolidated Statements of Operations.

Further, the 2005 net loss also included a $2.3 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which was reported in losses on derivative instruments in the Consolidated Statements of Operations. Finally, the 2005 net loss included $0.9 million in losses recorded within other operating expenses in the Consolidated Statements of Operations related to the GMDB hedges.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

8. INVESTMENTS (CONTINUED)

     F. UNREALIZED GAINS AND LOSSES

Unrealized gains and losses on available-for-sale, other securities, and derivative instruments are summarized as follows:

                                                                                EQUITY
                                                                 FIXED      SECURITIES AND
DECEMBER 31,                                                MATURITIES (1)     OTHER (2)     TOTAL
--------------------------------------------------------------------------------------------------
(In millions)
2007
Net (depreciation) appreciation, beginning of year              $ (2.0)          $ 0.8      $ (1.2)
                                                                ------           -----      ------
     Net appreciation (depreciation) on available-for-sale
        securities and derivative instruments                      2.8            (6.7)       (3.9)
     Net appreciation from the effect on value of business
        acquired and on policy liabilities                         0.9              --         0.9
     (Provision) benefit for deferred federal income taxes        (1.3)            2.3         1.0
                                                                ------           -----      ------
                                                                   2.4            (4.4)       (2.0)
                                                                ------           -----      ------
Net appreciation (depreciation), end of year                       0.4            (3.6)       (3.2)
                                                                ======           =====      ======
2006
Net appreciation, beginning of year                             $   --           $  --      $   --
                                                                ------           -----      ------
     Net (depreciation) appreciation on available-for-sale
        securities and derivative instruments                     (4.3)            1.3        (3.0)
     Net depreciation from the effect on value of business
        acquired and on policy liabilities                         1.0              --         1.0
     Benefit (provision) for deferred federal income taxes         1.3            (0.5)        0.8
                                                                ------           -----      ------
                                                                  (2.0)            0.8        (1.2)
                                                                ------           -----      ------
Net (depreciation) appreciation, end of year                    $ (2.0)          $ 0.8      $ (1.2)
                                                                ======           =====      ======
2005
Net appreciation, beginning of year                             $  5.7           $ 4.4      $ 10.1
                                                                ------           -----      ------
     Net depreciation on available-for-sale
        securities and derivative instruments                    (60.2)           (6.8)      (67.0)
     Net appreciation from the effect on deferred
        policy acquisition costs and on policy liabilities        60.8              --        60.8
     (Provision) benefit for deferred federal income taxes        (0.2)            2.4         2.2
                                                                ------           -----      ------
                                                                   0.4            (4.4)       (4.0)
     Purchase accounting adjustment                               (6.1)             --        (6.1)
                                                                ------           -----      ------
Net appreciation, end of year                                   $   --           $  --      $   --
                                                                ======           =====      ======

(1) FIXED MATURITIES INCLUDE AFTER-TAX NET APPRECIATION (DEPRECIATION) ON DERIVATIVE INSTRUMENTS OF $0.0 MILLION, $0.0 MILLION AND $50.5 MILLION IN 2007, 2006 AND 2005, RESPECTIVELY.

(2) THERE WAS NO AFTER TAX APPRECIATION (DEPRECIATION) ON EQUITY SECURITIES AND OTHER INVESTED ASSETS IN 2005.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

8. INVESTMENTS (CONTINUED)

     G. SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION

The following table provides information about the Company's fixed maturities and equity securities that have been continuously in an unrealized loss position.

DECEMBER 31,                                               2007
-----------------------------------------------------------------------------------
(In millions)                                GROSS                  NUMBER OF
                                          UNREALIZED   FAIR   SECURITIES WITH GROSS
                                            LOSSES     VALUE    UNREALIZED LOSSES
-----------------------------------------------------------------------------------
Investment grade fixed maturities (1):
   0-6 months                               $ (1.7)   $ 66.7            28
   7-12 months                                (9.5)    190.9            43
   Greater than 12 months                     (1.0)     19.7             7
                                            ------    ------           ---
Total investment grade fixed maturities     $(12.2)   $277.3            78
                                            ------    ------           ---
Below investment grade fixed maturities:    $   --    $   --            --
                                            ------    ------           ---
Total fixed maturities                      $(12.2)   $277.3            78
                                            ------    ------           ---
Equity securities:
0-6 months                                  $ (5.4)   $102.7             1
                                            ------    ------           ---
Total equity securities                     $ (5.4)   $102.7             1
                                            ------    ------           ---

(1) Includes gross unrealized losses for investment grade fixed maturity obligations of the U.S. Treasury, U.S. government and agency securities, states, and political subdivisions of $0.1 million at December 31, 2007.

DECEMBER 31,                                               2006
-----------------------------------------------------------------------------------
(In millions)                                GROSS                  NUMBER OF
                                          UNREALIZED   FAIR   SECURITIES WITH GROSS
                                            LOSSES     VALUE    UNREALIZED LOSSES
-----------------------------------------------------------------------------------
Investment grade fixed maturities (1):

   0-6 months                               $ (3.9)   $489.3             70
   7-12 months                                (3.2)    350.8             84
   Greater than 12 months                       --        --             --
                                            ------    ------            ---
Total investment grade fixed maturities     $ (7.1)   $840.1            154
                                            ------    ------            ---

Below investment grade fixed maturities:
    0-6 months                              $   --    $  2.1              1
                                            ------    ------            ---
Total below investment grade fixed
   maturities                                   --       2.1              1
                                            ------    ------            ---
Total fixed maturities                      $ (7.1)   $842.2            155
                                            ======    ======            ===

(1) Includes gross unrealized losses for investment grade fixed maturity obligations of the U.S. Treasury, U.S. government and agency securities, states, and political subdivisions of $2.4 million at December 31, 2006.

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The methodology utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines in fair value below amortized cost is evaluated in a disciplined manner. In determining whether a decline in fair value below amortized cost is other-than-temporary, the Company evaluates the ability and intent to hold the investment to maturity; the issuer's overall financial condition; the issuer's credit and financial strength ratings; the issuer's financial performance, including earnings trends, dividend payments, and asset quality; a weakening of the general market conditions in the industry or geographic region in which the issuer operates; the length of time in which the fair value of an issuer's securities remains below cost; and with respect to fixed maturity

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

8. INVESTMENTS (CONTINUED)

     G. SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION (CONTINUED)

investments, any factors that might raise doubt about the issuer's ability to pay all amounts due according to the contractual terms. The Company applies these factors to all securities as necessary.

     H. OTHER

The Company had the following concentration of investments at fair value that exceeded 10% of shareholder's equity:

DECEMBER 31,                            2007  2006
--------------------------------------------------
(In millions)
Issuer Name:
U.S. Treasury                             --  65.8
GS High Yield Fund                     102.7  64.4
Federal Home Loan Bank                    --  60.7
Federal Home Loan Bank                    --  56.0
Federal National Mortgage Association     --  49.4

9. INVESTMENT INCOME AND GAINS AND LOSSES

     A. NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,                  2007    2006    2005
-----------------------------------------------------------------------
(In millions)
Fixed maturities                                 $ 53.3  $ 59.9  $179.5
Equity securities                                   7.7     4.4     0.1
Mortgage loans                                       --      --     5.5
Policy loans                                        7.5     9.2    17.2
Derivatives                                          --      --   (10.8)
Other long-term investments                          --      --     1.9
Short-term investments and miscellaneous income    71.9    43.9     5.0
                                                 ------  ------  ------
   Gross investment income                        140.4   117.4   198.4
Less investment expenses                           (2.9)   (2.9)   (5.8)
                                                 ------  ------  ------
Net investment income                            $137.5  $114.5  $192.6
                                                 ======  ======  ======

The Company had no fixed maturities on non-accrual status at December 31, 2007, 2006 or 2005. The Company had no mortgage loans on non-accrual status at December 31, 2005.

The Company does not have any mortgage loan investments at December 31, 2007 or December 31, 2006. There were no mortgage loans which were non-income producing at December 31, 2005. The Company had no fixed maturities which were non-income producing at December 31, 2007 or December 31, 2006.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2005.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

9. INVESTMENT INCOME AND GAINS AND LOSSES (CONTINUED)

     B. NET REALIZED INVESTMENT GAINS AND LOSSES

Realized (losses) and gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,         2007    2006   2005
-------------------------------------------------------------
(In millions)

Fixed maturities                         $4.1   $(7.3)  $20.8
Mortgage Loans                             --      --     0.3
Derivatives                                --      --     2.2
Other investments                         1.8      --    (0.4)
                                         ----   -----   -----
Net realized investment gains/(losses)   $5.9   $(7.3)  $22.9
                                         ====   =====   =====

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                   PROCEEDS FROM
                                     VOLUNTARY     GROSS    GROSS
FOR THE YEARS ENDED DECEMBER 31,       SALES       GAINS   LOSSES
-----------------------------------------------------------------
(In millions)

2007
Fixed maturities                      $  773.9     $ 5.7    $ 1.6

2006
Fixed maturities                      $2,213.8     $ 3.3    $10.6

2005
Fixed maturities                      $  933.7     $22.6    $ 9.0
Equity securities                          1.7        --       --

The Company recognized no other-than-temporary impairments on fixed maturities in 2007 and 2006 respectively. There was $5.3 million in 2005 related to other-than-temporary impairments of fixed maturities.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

9. INVESTMENT INCOME AND GAINS AND LOSSES (CONTINUED)

     C. OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains (losses) to the net balance shown in the Consolidated Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,                                                   2007    2006    2005
--------------------------------------------------------------------------------------------------------
(In millions)

Unrealized  (depreciation) appreciation on available-for-sale securities:
Unrealized holding losses arising during period, (net of income tax benefit of
   $0.7, $3.3 and $22.4 million in 2007, 2006 and 2005)                           $(1.4)  $(5.9)  $(41.7)
Less: reclassification adjustment for gains (losses) included in net income
   (net of income tax expense (benefit) of $0.3, $(2.5) and $7.0 million in
   2007, 2006 and 2005)                                                             0.6    (4.7)    12.9
                                                                                  -----   -----   ------
Total available-for-sale securities                                                (2.0)   (1.2)   (54.6)
                                                                                  -----   -----   ------
Unrealized depreciation on derivative instruments:
Unrealized holding (losses) gains arising during period, (net of income tax
   (benefit) expense of $0.0, $0.0 and $(20.9) million in 2007, 2006 and 2005)      --      --     (38.8)
Less: reclassification adjustment for (losses) gains included in net income
   (net of income tax (benefit) expense of $0.0, $0.0 and $(48.1) million in
   2007, 2006 and 2005)                                                             --      --     (89.4)
                                                                                  -----   -----   ------
Total derivative instruments                                                        --      --      50.6
                                                                                  -----   -----   ------
Net unrealized (depreciation) appreciation on available-for-sale securities and
   derivative instruments                                                         $(2.0)  $(1.2)  $ (4.0)
                                                                                  =====   =====   ======

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

10. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS

SFAS No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, as amended by SFAS No. 157, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized in an orderly transaction.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

     FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit.

     EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

     POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

     DERIVATIVE INSTRUMENTS

Fair values of the Company's derivatives are generally determined using model inputs to observable market data. Derivative instruments include embedded derivatives related to insurance contracts.

     INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits.

     SEPARATE ACCOUNT ASSETS

The estimated fair value of assets held in separate accounts is based on quoted market prices.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

10. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

The estimated fair values of the financial instruments were as follows:

                                                               2007                  2006
                                                       -----------------------------------------
                                                       CARRYING      FAIR    CARRYING      FAIR
DECEMBER 31,                                            VALUE       VALUE      VALUE      VALUE
------------------------------------------------------------------------------------------------
(In millions)
Financial Assets
   Cash and cash equivalents                           $   57.4   $   57.4   $   58.9   $   58.9
   Fixed maturities                                       965.7      965.7    1,071.1    1,071.1
   Equity securities                                      102.7      102.7       65.7       65.7
   Policy loans                                           106.1      106.1      117.0      117.0
   Derivative instruments receivable                       29.1       29.1        2.8        2.8
   Separate account assets                              6,906.7    6,906.7    7,894.5    7,894.5
                                                       --------   --------   --------   --------
                                                       $8,167.7   $8,167.7   $9,210.0   $9,210.0
                                                       ========   ========   ========   ========
Financial Liabilities
   Derivative instruments payable                      $   33.7   $   33.7   $   28.5   $   28.5
   Supplemental contracts without life contingencies       27.4       27.4       32.5       32.5
   Other individual contract deposit funds                 20.7       20.7       23.7       23.7
                                                       --------   --------   --------   --------
                                                       $   81.8   $   81.8   $   84.7   $   84.7
                                                       ========   ========   ========   ========

The following tables set forth by level within the fair value hierarchy financial assets and liabilities accounted for at fair value under SFAS No. 157 as of December 2007. As required by SFAS No. 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

DECEMBER 31,                            LEVEL 1   LEVEL 2   LEVEL 3     TOTAL
------------------------------------------------------------------------------
(In millions)
Financial Assets
   Fixed maturities                    $  107.7    $854.3    $ 3.7    $  965.7
   Equity securities                         --     102.7       --       102.7
   Derivative instruments receivable         --      18.0     11.1        29.1
   Separate account assets              6,906.7        --       --     6,906.7
                                       --------    ------    -----    --------
   Total assets at fair value          $7,014.4    $975.0    $14.8    $8,004.2
                                       ========    ======    =====    ========
Financial Liabilities
   Derivative instruments payable      $     --    $  2.6    $31.1    $   33.7
                                       --------    ------    -----    --------
   Total liabilities at fair value     $     --    $  2.6    $31.1    $   33.7
                                       ========    ======    =====    ========

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

10. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

LEVEL 3 GAINS AND LOSSES

The table below sets forth a summary of changes in the fair value of the Company's level 3 financial assets and liabilities for the year ended December 2007. The table reflects gains and losses for the full year for all financial assets and liabilities categorized as level 3 as at December 31, 2007. As reflected in the table below, the net unrealized loss on level 3 financial assets and liabilities was $31.5 million for the year ended December 2007.

CASH INSTRUMENTS

The Company's cash instruments are generally classified within level 1 or level 2 of the fair value hierarchy because they are valued using quoted market prices, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency. Certain cash instruments are classified within level 3 of the fair value hierarchy because they trade infrequently and therefore have little or no price transparency.

Total financial assets at fair value classified within level 3 were $3.7 million as of December 31, 2007. This includes a tax credit investment and a surplus note.

DERIVATIVE CONTRACTS

- A derivative contract with level 1 and/or level 2 inputs is classified as a level 3 financial instrument in its entirety if it has at least one significant level 3 input.

- If there is one significant level 3 input, the entire gain or loss from adjusting only observable inputs (i.e. level 1 and level 2) is still classified as level 3.

                                                     LEVEL 3 FINANCIAL ASSETS AND LIABILITIES
                                                     ----------------------------------------
                                                             CASH
                                                         INSTRUMENTS   DERIVATIVE    TOTAL
DECEMBER 31,                                               - ASSETS     CONTRACTS   LOSSES
---------------------------------------------------------------------------------------------
(In millions)
   Balance, beginning of year                               $ 3.7        $  0.5       N/A
   Realized (losses)                                         (0.1)           --      (0.1)
   Unrealized gains/(losses) relating to
      instruments still held at the reporting date            0.1         (31.6)    (31.5)
   Purchases, issuances and settlements                        --          11.1       N/A
                                                            -----        ------
   Balance, end of year                                     $ 3.7        $(20.0)
                                                            =====        ======

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

11. FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. The federal income tax provision/(benefit) in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,        2007    2006    2005
-------------------------------------------------------------
(In millions)
Federal income tax expense (benefit)
   Current                             $  --   $  --   $(34.1)
   Deferred                             34.6    26.2      1.1
                                       -----   -----   ------
Total                                  $34.6   $26.2   $(33.0)
                                       =====   =====   ======

The federal income tax benefit attributable to the consolidated results of operations is different from the amount determined by multiplying income before federal income taxes by the statutory federal income tax rate at 35%. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                      2007    2006    2005
-------------------------------------------------------------------------------------------
(In millions)
Expected federal income tax expense                                  $46.1   $31.9   $  2.9
   Prior years' federal income tax adjustment                         (1.1)     --     (9.4)
   Change in estimates for prior years dividend received deduction      --      --    (12.9)
   Dividend received deduction                                        (8.2)   (8.2)   (10.0)
   Tax credits                                                        (0.5)   (1.1)    (6.2)
   Valuation allowance                                                (1.7)    3.6       --
   Changes in other tax estimates                                       --      --      5.6
   Other, net                                                           --      --     (3.0)
                                                                     -----   -----   ------
Federal income tax expense (benefit)                                 $34.6   $26.2   $(33.0)
                                                                     =====   =====   ======

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

11. FEDERAL INCOME TAXES (CONTINUED)

Following are the components of the Company's deferred tax assets and liabilities.

DECEMBER 31,                       2007      2006
--------------------------------------------------
(In millions)
Deferred tax asset
   Insurance reserves            $ 141.4   $ 171.1
   Deferred acquisition costs       22.4      34.5
   Tax credit carryforwards          7.8       7.8
   Loss carryforwards               63.0      69.8
   Investments, net                  9.3       5.1
   Ceding commission                23.8      27.6
   Deferred compensation             0.8       0.5
   Other, net                        9.0      17.9
                                 -------   -------
   Subtotal deferred tax asset     277.5     334.3
      Valuation allowance          (17.6)    (31.6)
                                 -------   -------
Total deferred tax asset, net    $ 259.9   $ 302.7
                                 -------   -------
Deferred tax liability
   VOBA                          $(130.2)  $(144.8)
                                 -------   -------
Total deferred tax liability     $(130.2)  $(144.8)
                                 -------   -------
Total deferred tax asset, net    $ 129.7   $ 157.9
                                 =======   =======

Deferred income taxes reflect the net tax effects of temporary differences between the financial reporting and tax bases of assets and liabilities. These temporary differences result in taxable or deductible amounts in future years and are measured using the tax rates and laws that will be in effect when such differences are expected to reverse. Gross deferred income tax assets totaled approximately $277.5 million and $334.3 million at December 31, 2007 and 2006, respectively. Gross deferred income tax liabilities totaled approximately $130.2 million and $144.8 million at December 31, 2007 and 2006, respectively.

The Company has recorded a valuation allowance against tax benefits from capital losses and tax credit carryforwards. A portion of the valuation allowance against the December 31, 2007 deferred tax asset is due to limitations under
Section 382 of the Internal Revenue Code against certain tax benefits. If the tax benefits established at the inception of the Transaction offset currently by the valuation allowance were to be subsequently realized, the entire benefit would reduce intangible assets. Any adjustment to the valuation allowance for events subsequent or unrelated to the Transaction would be realized through the income statement. During 2007, a reduction of $14.0 million was made to the valuation allowance. Of this amount, $1.7 million relates to foreign tax credits generated in 2006 and thus reduces income tax expense. In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes, except as otherwise noted. This conclusion is based primarily on a review of expected taxable income and considers all available evidence, both positive and negative.

At December 31, 2007, there are available foreign tax credit carryforwards of $7.8 million which will expire beginning in 2013. At December 31, 2007, the Company has net operating loss carryforwards of $144.9 million and capital loss carryforwards of $35.2 million, which begin to expire in 2016 and 2010, respectively. All tax credits, net operating loss carryforwards, and capital loss carryforwards generated prior to 2006 are subject to annual limitations on utilization. This includes $6.1 million of foreign tax credits and $127.3 million of net operating and capital loss carryforwards.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

11. FEDERAL INCOME TAXES (CONTINUED)

The Company's federal income tax returns are routinely audited by the IRS, and when appropriate, provisions are made in the financial statements in anticipation of the results of these audits. THG has agreed to indemnify the Company and Goldman Sachs with respect to tax liabilities for periods before the acquisition as provided in the Stock Purchase Agreement. However, the tax attributes carried over from THG are not guaranteed under the Stock Purchase Agreement, and accordingly, such attributes may be adjusted in the future. At the end of 2007, THG disclosed an audit adjustment of approximately $7.5 million to the company's pre-acquisition net operating loss balance. As a result, the Company has reduced the gross net operating loss carryforward by $21.4 million. No post-acquisition periods are currently under audit.

In June 2006, the FASB issued FIN No. 48 (See Note 3O - New Accounting and Adopted Pronouncements for further discussion around FIN No. 48). The Company adopted the provisions of FIN No. 48 as of January 1, 2007. The Company believes it does not have any tax positions that fail to meet the more likely than not standard and does not expect any material adverse effects from audit examination, including interest and penalties. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will result in a material adverse effect on the Company's financial condition, results of operations, or cash flow. Therefore, no reserves for uncertain income tax positions have been recorded pursuant to FIN 48.

The dividends received deduction claimed by the Company is generated by the separate accounts of variable annuity contracts. In Revenue Ruling 2007-61, the IRS issued notice that it intends to publish regulations dealing with the computation of separate account dividends received deductions. The impact and timing of such regulations is unknown at this time, but it is possible that the regulations could reduce the amount of dividends received deduction tax benefit that the Company claims. It is anticipated that any regulations would have a public comment period and would be effective prospectively.

The Company will file a stand-alone tax return for the period January 1, 2007 through December 31, 2007. The Company's tax return is ineligible for consolidation in the Goldman Sachs Group until fiscal year end 2012. Any net operating loss carryforwards, capital loss carryforwards or foreign tax credits from prior to the acquisition date of December 30, 2005 can only be used against the income of the Company.

12. PENSION AND OTHER POST RETIREMENT BENEFITS

DEFINED BENEFIT PLANS

Goldman Sachs maintains a defined benefit pension plan for substantially all US employees hired prior to November 1, 2003. As of November 2004, this plan has been closed to new participants and no further benefits will be accrued to existing participants. The Company and its employees are not members of a Goldman Sachs sponsored pension program and the December 31, 2007 and 2006 balance sheets contain no pension liabilities and no postretirement benefit liabilities.

Prior to the Transaction and prior to 2005, FAFLIC, a subsidiary of AFLIAC through December 30, 2005, provided retirement benefits to substantially all of its employees under defined benefit pension plans. These plans were based on a defined benefit cash balance formula, whereby the Company annually provided an allocation to each covered employee based on a percentage of that employee's eligible salary, similar to a defined contribution plan arrangement. In addition to the cash balance allocation, certain transition group employees who had met specified age and service requirements as of December 31, 1994, were eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans was to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").

As a result of the Transaction, the Company is no longer required to contribute any funds to the benefit plans, nor is it required to make any benefit payments.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

12. PENSION AND OTHER POST RETIREMENT BENEFITS (CONTINUED)

DEFINED CONTRIBUTION PLANS

The Company participates in the Goldman Sachs employee-sponsored defined contribution plans for the employees of the Company. The Company matches a portion of employees' annual contributions. Matching contributions vest after three years of service. The Company incurred expenses relating to the defined contribution plan of $0.1 million for the years ended December 31, 2007 and 2006 respectively. FAFLIC, a subsidiary of the Company through December 30, 2005, also provided a defined contribution 401(k) plan for its employees, whereby the Company matched employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. Effective January 1, 2005, the Company enhanced its 401(k) plan to match 100% of employees' 401(k) plan contributions up to 5% of eligible compensation. During 2005, the expense for this matching provision was $11.5 million, of which $10.2 million was allocated to its affiliates. In addition to this matching provision, the Company made an annual contribution to employees' accounts equal to 3% of the employee's eligible compensation. This annual contribution was made regardless of whether the employee contributed to the plan, as long as the employee was employed on the last day of the year. The cost for this additional contribution was $8.3 million for 2005, of which $7.3 million was allocated to affiliated companies.

COMPONENTS OF NET PERIODIC POSTRETIREMENT BENEFIT COSTS

The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,             2007   2006    2005
----------------------------------------------------------------
(In millions)

Service cost                                 $--    $--    $ 0.4
Interest cost                                 --     --      3.2
Recognized net actuarial loss                 --     --      0.4
Amortization of prior service cost            --     --     (5.5)
                                             ---    ---    -----
Net periodic postretirement (benefit) cost   $--    $--    $(1.5)
                                             ===    ===    =====

The Company allocated approximately $(0.7) million of the net periodic postretirement (benefit) cost to its affiliated companies in 2005.

     ASSUMPTIONS

Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trend rates in each year would have the following effects:

                                                           1-PERCENTAGE POINT   1-PERCENTAGE POINT
                                                                INCREASE             DECREASE
--------------------------------------------------------------------------------------------------
(In millions)
Effect on total of service and interest cost during 2005          $0.1                $(0.1)

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

13. DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends to shareholders by insurers. Massachusetts laws affect the dividend paying ability of the Company.

Massachusetts' statute limits the dividends a life insurer may pay in any twelve month period, without the prior permission of the Massachusetts Commissioner of Insurance (the "Commissioner"), to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year. In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution.

The Company must meet minimum capital and surplus requirements under a risk-based capital ("RBC") formula. RBC is the standard measurement of an insurance company's required capital on a statutory basis. It is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Regulatory action is tied to the amount of a company's surplus deficit under the RBC formula. Goldman Sachs has agreed with the Commissioner to continue the previous THG commitment to maintain total adjusted capital levels at a minimum of 100% of the Company's Company Action Level ("CAL") as determined under the risk-based capital formula, which was $116.3 million at December 31, 2007. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment and was $466.8 million at December 31, 2007 for the Company. The Company's CAL RBC ratio of 401% is eight times greater than the level at which the Commissioner could be authorized to take an insurer into receivership.

There were no dividends declared by the Company to Goldman Sachs in 2007 and 2006. In 2005, in connection with the Transaction and with permission from the Commissioner, the Company distributed FAFLIC and its other non-insurance subsidiaries to THG.

14. VALUE OF BUSINESS ACQUIRED

VOBA represents the present value of future profits embedded in the acquired contracts related to the Transaction. VOBA is determined by estimating the net present value of future cash flows expected to result from contracts in force at the date of the Transaction. Future positive cash flows include fees and other charges assessed to the contracts for as long as they remain in force as well as fees collected upon surrender, while future negative cash flows include costs to administer the contracts, and benefit payments including payments under the GMDB provisions of the contracts. VOBA will be amortized over the expected life of the contracts in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based upon historical and estimated future experience, which is updated periodically.

At December 31, 2007, the gross carrying amount and accumulated amortization of VOBA was $300.3 million and $81.6 million, respectively.

VOBA is adjusted for amounts relating to unrealized investment gains and losses. This adjustment, net of tax, is included with unrealized investment gains and losses that are recorded in accumulated other comprehensive loss. VOBA was increased by $0.9 million at December 31, 2007 and $0.8 million at December 31, 2006 to account for unrealized investment losses. On November 1, 2006, VOBA of $1.9 million attributable to the future profits of the deferred fixed annuity business was written off following reinsurance of the block to Columbia (see
Note 15 - Reinsurance).

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

14. VALUE OF BUSINESS ACQUIRED (CONTINUED)

Estimated future amortization of VOBA as of December 31, 2007 is as follows:

(In millions)
2008                  $ 37.2
2009                    30.1
2010                    24.1
2011                    19.1
2012                    15.1
2013 and thereafter     94.8
                      ------
Total                 $220.4
                      ======

15. REINSURANCE

The Company seeks to diversify risk and limit its overall financial exposure by reinsuring certain levels of risk in various areas of exposure through acquisition and cessions with other insurance companies or reinsurers. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance and modified coinsurance basis. Under a coinsurance arrangement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality or morbidity, lapses, and the investment risk, if any, inherent in the underlying policy. Modified coinsurance differs from coinsurance in that the assets supporting the reserves are retained by the ceding company while the risk is transferred to the reinsurer.

On May 25, 2007 the Company entered into an agreement, retroactive to January 1, 2007, to assume 8% of the variable annuity products sold by Pacific Life in 2007. The base annuities were assumed on a modified coinsurance and the benefits provided via riders were assumed on a coinsurance basis. General account reserves of $58.2 million were assumed. The Company has evaluated the applicability of DIG B25 to products assumed from Pacific Life and an embedded derivative requiring bifurcation has been identified. A liability of $8.3 million as at December 31, 2007 is reflected on the balance sheet. The assumed general account reserves as of December 31, 2007 were approximately $61.5 million.

As of November 1, 2006, the Company entered into a coinsurance agreement to cede 100% of its deferred fixed annuity insurance business to its affiliate, Columbia. The Company ceded reserves of $53.9 million. In consideration of Columbia's assumption of $53.9 million in reserves, the Company received a $1.9 million ceding commission. As at December 31, 2007 the Company ceded reserves of $46.7 million.

On July, 1, 2006, the Company assumed on a modified coinsurance basis, 100% of the variable annuity business of CILAC. As of April 1, 2007 CILAC was merged into Protective. General account reserves of $1.3 billion were assumed. In consideration, the Company paid an $85.0 million ceding commission. The Company has evaluated the applicability of DIG B36 to its modified coinsurance agreement with Protective. An embedded derivative requiring bifurcation has been identified and a liability of $22.8 million and an asset of $0.5 million as of December, 31 2007 and December, 31 2006 respectively is reflected on the balance sheet. As at December 31, 2007, the Company assumed reserves of $1.2 billion.

On December 30, 2005 subsequent to the Transaction, the Company assumed on a coinsurance basis 100% of the General Account liabilities related to FAFLIC's Variable Annuity and Variable Life policies. In consideration of the Company's assumption of these liabilities, FAFLIC transferred to the Company the statutory assets related to this block of business and received from the Company an $8.6 million ceding commission. The assumed reserves were approximately $83.7 million and $96.5 million as of December 31, 2007 and December 31, 2006 respectively. The Company also assumed on a modified coinsurance basis, essentially all of the Separate Account liabilities of FAFLIC. In addition, the MVA product was assumed on a modified coinsurance basis. In accordance with SOP 03-1, MVA liabilities are included as general account liabilities. Reserve liabilities of $2.2 million as of December 31, 2007 have been included in policy liabilities and a reinsurance recoverable of $2.2 million recognized. The December 30, 2005 value of the FAFLIC MVA was recognized in the 2006 adjustments to purchase accounting included within other assets and future policy benefits (See Note 4 - Purchase Accounting). The Company has evaluated the applicability of DIG

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

15. REINSURANCE (CONTINUED)

B36 to its modified coinsurance arrangement to reinsure FAFLIC MVA and has determined that an embedded derivative requiring bifurcation does exist but is not considered to be material.

Prior to the Transaction, the Company entered into other reinsurance treaties including non core traditional life and health business; the largest being a universal life insurance treaty representing reinsurance recoverables of $475.5 million and $506.0 million at December 31, 2007 and 2006, respectively.

The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its counterparties are financially sound.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,                    2007     2006     2005
---------------------------------------------------------------------------
(IN MILLIONS)
Life and accident and health insurance premiums:
      Direct                                       $ 18.3   $ 19.4   $ 72.8
      Assumed                                          --       --      0.3
      Ceded                                         (18.3)   (19.4)   (36.2)
                                                   ------   ------   ------
Net premiums                                       $   --   $   --   $ 36.9
                                                   ======   ======   ======
Life and accident and health insurance and other
   individual policy benefits, claims, losses
   and loss adjustment expenses:
      Direct                                       $100.8   $109.2   $289.1
      Assumed                                        60.6     34.4     (1.7)
      Ceded                                         (19.7)   (38.4)   (48.0)
                                                   ------   ------   ------
Net policy benefits, claims, losses and loss
   adjustment expenses                             $141.7   $105.2   $239.4
                                                   ======   ======   ======

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

16. DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,       2007    2006     2005
-------------------------------------------------------------
(In millions)
Balance at beginning of year          $103.6  $   --  $ 694.1
Block acquisition                       24.2   106.7       --
Subsidiary adjustment                     --      --    (35.0)
Acquisition expenses deferred           28.8     3.3      0.7
Amortized to expense during the year    (3.3)   (6.4)  (112.4)
Adjustment to equity during the year      --      --      9.3
Purchase accounting adjustment            --      --   (556.7)
                                      ------  ------  -------
Balance at end of year                $153.3  $103.6  $    --
                                      ======  ======  =======

In 2007, the Company acquired 8% of the 2007 variable annuity business of Pacific Life through a modified coinsurance agreement and a block of variable life insurance from Protective through a modified coinsurance agreement, resulting in initial DAC balances of $18.2 million and $6.0 million respectively.

In 2006, the Company acquired the variable annuity business of CILAC, whose booked of business was subsequently merged into Protective during 2007, through a modified coinsurance agreement, resulting in an initial DAC asset of $106.7 million upon contract date. Activity of $3.3 million related to deferral of acquisition expenses and amortization of $6.4 million, resulting in a $103.6 million DAC asset at December 31, 2006.

In accordance with SFAS No. 141, the Company revalued its DAC asset to zero as of December 30, 2005 under purchase accounting. As such, any assets related to deferred policy acquisition costs relate to transactions occurring in 2007 and 2006.

17. LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its reserve estimates as new information becomes available and further events occur which may impact the resolution of unsettled claims. Reserve adjustments are reflected in results of operations as adjustments to losses and LAE. Often these adjustments are recognized in periods subsequent to the period in which the underlying policy was written and loss event occurred. These types of subsequent adjustments are described as "prior year reserve development". Such development can be either favorable or unfavorable to the Company's financial results and may vary by line of business.

The liability for future policy benefits and outstanding claims, and claims adjustment expenses, excluding the effect of reinsurance, related to the Company's accident and health business was $228.0 million and $233.5 million at December 31, 2007 and 2006, respectively. This business consists of the Company's exited individual health businesses. Reinsurance recoverables related to this business were $227.9 million and $233.6 million at December 31, 2007 and 2006 respectively.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

18. COMPOSITION OF OTHER ASSETS, LIABILITIES, INCOME, AND EXPENSES

Other assets consist of the following:

DECEMBER 31,                        2007   2006
-----------------------------------------------
(In millions)
State licenses (intangible asset)  $ 2.6  $ 2.6
Accounts receivable                  5.8    7.1
Deferred sales inducements           8.9     --
Miscellaneous assets                14.6    5.4
                                   -----  -----
Total other assets                 $31.9  $15.1
                                   =====  =====

Accrued expenses and other liabilities consist of the following:

DECEMBER 31,                        2007   2006
-----------------------------------------------
(In millions)
Payables in process                $26.9  $39.4
Policyholder liabilities            11.9    5.5
Accrued expenses                     8.9   10.1
Miscellaneous liabilities            8.7    6.2
                                   -----  -----
Total accrued expenses and other
   liabilities                     $56.4  $61.2
                                   =====  =====

Other income consists of the following:


DECEMBER 31,            2007   2006   2005
------------------------------------------
(In millions)
Asset management fees  $17.4  $15.4  $29.4
Miscellaneous income     2.5    1.3    3.6
                       -----  -----  -----
Total other income     $19.9  $16.7  $33.0
                       =====  =====  =====

Other operating expenses consist of the following:

DECEMBER 31,                         2007   2006   2005
--------------------------------------------------------
(In millions)
Taxes, licenses & fees              $ 2.5  $ 3.2  $ 16.1
Commission expense                   21.3   19.5    21.0
Management and administrative fees   29.9   23.8      --
Salaries & benefits                   7.9    5.1    49.6
Processing & operational services     1.8   12.9    12.7
Legal & auditing                      3.5    1.3     5.9
Loss on GMDB hedging                   --     --    14.2
Miscellaneous operating expenses      3.2    9.1    29.1
                                    -----  -----  ------
Total other operating expenses      $70.1  $74.9  $148.6
                                    =====  =====  ======

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

19. COMMITMENTS

The Company was allocated certain rental expenses, primarily for the building lease in Southborough, MA. Rental expenses for these operating leases amounted to $0.3 million and $0.1 million for 2007 and 2006, respectively. Prior to the Transaction, the Company was allocated rental expenses of $0.6 million in 2005. The Company does not have lease commitments for the Southborough, MA location. On April 19, 2007 the Company did enter into a lease agreement for the Elgin, IL premise. As of December 31, 2007, lease commitments relating to the Elgin, IL were $60.5 thousand for 2008 to 2010 inclusive.

Concurrent to the closing of the Transaction, the Company entered into an operational servicing agreement with Security Benefit Life Insurance Company ("Se2"), whereby Se2, as third party administrator, will provide all contract/policy administration for a period of not less than ten years.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

19. COMMITMENTS (CONTINUED)

On October 31, 2007, the Company signed a third party administrator agreement with Transaction Applications Group, Inc ("TAG") and an application service provider agreement with Professional Data Management Again, Inc ("PDMA"). Commencing January 1, 2008 TAG will act as third party administrator for the Company's fixed block of business, utilizing a PDMA platform.

As of December 31, 2007, the purchase commitments relating to agreements with Se2, TAG and PDMA were as follows:

(in millions)
    2008                 $12.2
    2009                  11.3
    2010                  10.6
    2011                   9.7
    2012                   9.0
    2013 and thereafter   24.3
                         -----
    Total                $77.1
                         =====

20. CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

LITIGATION

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. THG has agreed to indemnify the Company and Goldman Sachs with respect to certain of these matters as provided in the Stock Purchase Agreement. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company's financial condition. Given the inherent difficulty of predicting the outcome of the Company's litigation and regulatory matters, particularly in cases or proceeding in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the its consolidated financial position.

In 1997, a lawsuit on behalf of a putative class was instituted against the Company alleging fraud, unfair or deceptive acts, and breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, the Company and the plaintiffs entered into a settlement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement and certified the class for this purpose. In 2007, the Company released $0.4 million in liabilities related to this litigation representing the remaining expenses of its obligation under the settlement.

On July 24, 2002, an action was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. The Plaintiffs, who purchased two variable annuities, were subsequently identified as engaging in frequent transfers of significant sums between sub-accounts that in the Company's opinion constituted "market timing," and were subject to restrictions upon such trading that the Company imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2006, a jury returned a verdict of $1.3 million in favor of the plaintiffs, both parties have appealed. The outcome of this matter is not expected to be material to the Company's annual results of operations or financial position. In addition, THG has agreed to indemnify the Company and Goldman Sachs with respect to this litigation for amounts over $250,000. The Company released $0.2 million to THG for the year 2007 related to this litigation, leaving $0.1 million to cover

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

20. CONTINGENCIES (CONTINUED)

current and estimated future contingent liabilities. THG, on behalf of the Company, continues to vigorously defend this matter, and regards plaintiffs' claims for lost trading profits as being speculative and, in any case, subject to an obligation to mitigate damages. In February 2008, the Court of Appeals vacated the $1.1 million verdict. Plaintiffs may appeal, but it is unlikely that the Court of Appeals will hear the case en banc or that the Supreme Court of the United States will take the case.

In addition, the Company is involved, from time to time, in investigations and proceedings by governmental and self-regulatory agencies, which currently include investigations relating to "market timing" in sub-accounts of variable annuity and life products, "revenue sharing" and other matters, and regulatory inquiries into compensation arrangements with brokers and agents. A number of companies have announced settlements of enforcement actions related to such matters with various regulatory agencies, including the SEC, which have included a range of monetary penalties and restitution. In February 2006, THG reached a settlement agreement with the SEC regarding its investigation related to "market timing", "revenue sharing" and other matters, including the marketing support and administrative services arrangements entered into by VeraVest Investments, Inc. in connection with the distribution of life insurance and annuity products issued by unaffiliated insurance companies. The total amount of the settlement is $5.0 million. The Company's share of this settlement was $2.8 million, of which $2.1 million was paid during 2006 and $0.7 million was paid during 2007 representing all outstanding liabilities under this settlement.

21. RELATED PARTY TRANSACTIONS

In 2007, the Company signed a distribution and service agreement with its affiliate, Epoch, to serve as principal underwriter and common remitter for certain variable annuity products issued by the Company and its separate accounts. This resulted in expense of $0.1 million for 2007 for these services. The Company performs certain administrative services on its behalf. No income was generated for the year ended December 31, 2007.

The Company has a management services agreement with its affiliate, Goldman Sachs & Co ("GSCO"). Under this service agreement, GSCO provides support to the Company in administrative, legal, compliance, technology, operations, financial reporting, human resources, risk management and other areas, and the Company is allocated costs for services received. GSCO charged the Company approximately $3.0 million and $3.8 million in 2007 and 2006 respectively, for these services. These amounts are shown within other operating expenses.

In 2005, the Company entered into several derivative transactions with its affiliate, Goldman Sachs International ("GSI"). These derivative positions resulted in income of $10.2 million and expense of $47.4 million, for 2007 and 2006 respectively, due to mark to market of the positions. During 2007, the Company entered into several derivative transactions with its affiliate, Goldman Sachs Financial Markets L.L.C ("GSFM"), which resulted in income of $9.5 million for 2007.

The service agreement entered into with GSAM, an affiliate organization that provides investment management services, generated expense of $2.6 million and $2.1 million in 2007 and 2006, respectively. No expense was generated for the year ended December 31, 2005.

As part of the variable products in the separate account, the Company offers underlying Goldman Sachs Variable Investment Trust funds. Management fees are paid directly to GSAM and certain of these distribution and administration fees are passed to the Company. This resulted in revenue of $6.9 million and $7.0 million for the years ended December 31, 2007 and December 31, 2006.

As of November 1, 2006, the Company entered into a coinsurance agreement to cede 100% of its deferred fixed annuity insurance business to its South Carolina domiciled affiliate, Columbia. In consideration of Columbia's assumption of the liabilities, the Company received a $1.9 million ceding commission. As of December 31, 2007 the Company ceded reserves of $46.7 million.

In 2006, the employees of the Company became participants in The Goldman Sachs Amended and Restated Stock Incentive Plan (the "SIP"). Pursuant to the SIP, Goldman Sachs issued restricted stock units (RSU's) to certain employees of the Company as part of their overall compensation for 2006. Unvested RSU's require future service as a condition of delivery of the underlying shares of Goldman Sachs' common stock generally over a three year period. Delivery of the underlying shares of common stock is also conditioned on the grantee's satisfying certain other requirements as outlined in the award agreement. The Company incurred expenses of $0.7 million and $1.5 million relating to RSU's for the years ended December 31, 2007 and December 31, 2006, respectively.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

21. RELATED PARTY TRANSACTIONS (CONTINUED)

Prior to the Transaction, the Company provided, through its wholly-owned subsidiary FAFLIC, management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions to affiliates. These entities ceased to be affiliates as of December 30, 2005 and effectively on that date the Company stopped providing these services. Amounts charged by the Company to its affiliates in periods prior to the Transaction for services were based on full cost including all direct and indirect overhead costs that amounted to $165.7 million in 2005. Net amounts due from predecessor affiliates for accrued expenses and various other liabilities and receivables was $0.4 million at December 31, 2006. There were no amounts due from affiliates at December 31, 2007.

22. STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis), as codified by the National Association of Insurance Commissioners. Statutory surplus differs from shareholders' equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred. Statutory accounting principles require asset valuation and interest maintenance reserves, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Statutory net (loss) income and surplus are as follows:

                                            (UNAUDITED)
                                                2007      2006    2005
----------------------------------------------------------------------
(In millions)
Statutory Net (Loss) Income - Combined
   Life and Health Companies                   $ 58.2    $(35.5) $ (2.3)
Statutory Shareholders' Surplus - Combined
   Life and Health Companies                   $461.4    $368.9  $374.1

23. SUBSEQUENT EVENTS

Effective January 1, 2008, the Company assumption reinsured the book of business from Fidelity Mutual Life Insurance Company ("FML") comprising primarily whole, term and universal life insurance policies. FML is currently in rehabilitation under the governance of the State of Pennsylvania, and the Company will have no responsibility for the dissolution or future state of FML and any of its remaining legal entity obligations or liabilities. As part of this transaction, the Company paid a ceding commission of $4.3 million and assumed general account reserves of $0.7 billion.

On October 31, 2007, the Company signed a third party administrator agreement with TAG and an application service provider agreement with PDMA. Commencing January 1, 2008 TAG began to provide administration for the Company's block of traditional insurance business reinsured from FML, utilizing a PDMA platform to administer the block.

During the first quarter of 2008, the Company effectively ceded the entire FML block of business to Columbia. In consideration of Columbia's assumption of the business, the Company received a ceding commission of approximately $4.1 million.

In the first quarter of 2008, Epoch replaced Security Distributors, Inc. ("SDI") as principal underwriter for several of the Company's previously issued variable products. However, SDI remains the principal underwriter of several previously issued variable annuity products.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE GOLDMAN SACHS GROUP, INC.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

23. SUBSEQUENT EVENTS (CONTINUED)

In February, 2008 the Pacific Life block was recaptured retroactive to January 1, 2008. Concurrent with the recapture, certain derivative options hedging the rider benefits of this treaty will be disposed. The recapture of the Pacific Life block will result in a settlement receivable of $25.5 million with a subsequent reduction in policyholder liabilities and DAC.

        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors of Commonwealth Annuity and Life Insurance Company and the Contract Owners of Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company at December 31, 2007, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Commonwealth Annuity and Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
March 31, 2008

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                   ALLIANCE-        FT VIP        FT VIP         FT VIP            FT VIP
                                                 BERNSTEIN VPS     FRANKLIN      FRANKLIN       FRANKLIN          FRANKLIN
                                                   SMALL CAP        GLOBAL        INCOME    MUTUAL DISCOVERY  SMALL CAP VALUE
                                                    GROWTH      COMMUNICATIONS  SECURITIES     SECURITIES        SECURITIES
                                                   PORTFOLIO         FUND          FUND           FUND              FUND
                                                    CLASS B         CLASS 2       CLASS 2        CLASS 2          CLASS 2
                                                 -------------  --------------  ----------  ----------------  ---------------
ASSETS:
Investments in shares of the Underlying Funds,
   at market value                                 $      28       $      15    $   1,472       $   1,556        $     436
                                                   ---------       ---------    ---------       ---------        ---------
       Total assets                                       28              15        1,472           1,556              436

LIABILITIES:                                              --              --           --              --               --
                                                   ---------       ---------    ---------       ---------        ---------
       Net assets                                  $      28       $      15    $   1,472       $   1,556        $     436
                                                   =========       =========    =========       =========        =========
Net asset distribution by category:
   Commonwealth Annuity Advantage IV               $      28       $      15         $ 50       $      15        $     386
   Commonwealth Annuity Advantage IV with
       Optional Rider                                     --              --        1,422           1,541               --
   Commonwealth Annuity Preferred Plus                    --              --           --              --               50
                                                   ---------       ---------    ---------       ---------        ---------
                                                   $      28       $      15    $   1,472       $   1,556        $     436
                                                   =========       =========    =========       =========        =========
Investments in shares of the Underlying Funds,
   at cost                                         $      28       $      14    $   1,470       $   1,552        $     452
Underlying Fund shares held                                2               1           85              66               26

Units outstanding and net asset value per unit:
Commonwealth Annuity Advantage IV:
   Units outstanding, December 31, 2007                   28              14           49              14              411
   Net asset value per unit, December 31, 2007     $1.027263       $1.050116    $0.999093       $1.020859        $0.938905

Commonwealth Annuity Advantage IV with Optional
   Rider:
   Units outstanding, December 31, 2007                   --              --        1,425           1,512               --
   Net asset value per unit, December 31, 2007     $      --       $      --    $0.997914       $1.019405        $      --

Commonwealth Annuity Preferred Plus:
   Units outstanding, December 31, 2007                   --              --           --              --               53
   Net asset value per unit, December 31, 2007     $      --       $      --    $      --       $      --        $0.938984

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2007

                                                                    FT VIP                                    GOLDMAN SACHS
                                                    FT VIP        TEMPLETON   GOLDMAN SACHS   GOLDMAN SACHS    GROWTH AND
                                                 MUTUAL SHARES     GROWTH       BALANCED         EQUITY          INCOME
                                                  SECURITIES      SECURITIES     STRATEGY    GROWTH STRATEGY    STRATEGY
                                                     FUND            FUND       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                    CLASS 2        CLASS 2       CLASS A         CLASS A         CLASS A
                                                 -------------    ----------  -------------  ---------------  -------------
ASSETS:
Investments in shares of the Underlying Funds,
   at market value                                 $   1,563      $   1,458     $     997       $     993       $   1,385
                                                   ---------      ---------     ---------       ---------       ---------
       Total assets                                    1,563          1,458           997             993           1,385

LIABILITIES:                                              --             --            --              --              --
                                                   ---------      ---------     ---------       ---------       ---------
       Net assets                                  $   1,563      $   1,458     $     997       $     993       $   1,385
                                                   =========      =========     =========       =========       =========
Net asset distribution by category:
   Commonwealth Annuity Advantage IV               $      --      $      44     $     997       $     993       $   1,089
   Commonwealth Annuity Advantage IV with
       Optional Rider                                  1,414          1,414            --              --             296
   Commonwealth Annuity Preferred Plus                   149             --            --              --              --
                                                   ---------      ---------     ---------       ---------       ---------
                                                   $   1,563      $   1,458     $     997       $     993       $   1,385
                                                   =========      =========     =========       =========       =========
Investments in shares of the Underlying Funds,
   at cost                                         $   1,568      $   1,462     $   1,019       $   1,032       $   1,411
Underlying Fund shares held                               77             94            90              64             108

Units outstanding and net asset value per unit:
Commonwealth Annuity Advantage IV:
   Units outstanding, December 31, 2007                   --             43           985             991           1,075
   Net asset value per unit, December 31, 2007     $      --      $1.000113     $1.012447       $1.002630       $1.012348

Commonwealth Annuity Advantage IV with Optional
   Rider:
   Units outstanding, December 31, 2007                1,431          1,416            --              --             293
   Net asset value per unit, December 31, 2007     $0.988216      $0.998926     $      --       $      --       $1.011150

Commonwealth Annuity Preferred Plus:
   Units outstanding, December 31, 2007                  151             --            --              --              --
   Net asset value per unit, December 31, 2007     $0.989088      $      --     $      --       $      --       $      --

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2007

                                                                               GOLDMAN SACHS  GOLDMAN SACHS  GOLDMAN SACHS
                                                 GOLDMAN SACHS  GOLDMAN SACHS       VIT            VIT            VIT
                                                    GROWTH       REAL ESTATE      CAPITAL      CORE FIXED       EQUITY
                                                   STRATEGY       SECURITIES    GROWTH FUND    INCOME FUND    INDEX FUND
                                                   PORTFOLIO         FUND         SERVICE        SERVICE        SERVICE
                                                    CLASS A        CLASS A        SHARES          SHARES         SHARES
                                                 -------------  -------------  -------------  -------------  -------------
ASSETS:
Investments in shares of the Underlying Funds,
   at market value                                 $   1,794      $      62      $   6,928      $   1,709     $      59
                                                   ---------      ---------      ---------      ---------     ---------
       Total assets                                    1,794             62          6,928          1,709            59

LIABILITIES:                                              --             --             --             --            --
                                                   ---------      ---------      ---------      ---------     ---------
       Net assets                                  $   1,794      $      62      $   6,928      $   1,709     $      59
                                                   =========      =========      =========      =========     =========
Net asset distribution by category:
   Commonwealth Annuity Advantage IV               $   1,528      $      --      $   6,742      $     286     $      --
   Commonwealth Annuity Advantage IV with
       Optional Rider                                     --             --             --          1,423            59
   Commonwealth Annuity Preferred Plus                   266             62            186             --            --
                                                   ---------      ---------      ---------      ---------     ---------
                                                   $   1,794      $      62      $   6,928      $   1,709     $      59
                                                   =========      =========      =========      =========     =========
Investments in shares of the Underlying Funds,
   at cost                                         $   1,896      $      64      $   6,924      $   1,714     $      59
Underlying Fund shares held                              125              4            545            169             5

Units outstanding and net asset value per unit:
Commonwealth Annuity Advantage IV:
   Units outstanding, December 31, 2007                1,519             --          6,587            277            --
   Net asset value per unit, December 31, 2007     $1.006034      $      --      $1.023559      $1.033177     $      --

Commonwealth Annuity Advantage IV with Optional
   Rider:
   Units outstanding, December 31, 2007                   --             --             --          1,379            59
   Net asset value per unit, December 31, 2007     $      --      $      --      $      --      $1.031942     $0.995958

Commonwealth Annuity Preferred Plus:
   Units outstanding, December 31, 2007                  265             67            182             --            --
   Net asset value per unit, December 31, 2007     $1.005009      $0.918981      $1.023063      $      --     $      --

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2007

                                                                                                   GOLDMAN SACHS  GOLDMAN SACHS
                                                 GOLDMAN SACHS     GOLDMAN SACHS    GOLDMAN SACHS       VIT            VIT
                                                      VIT               VIT              VIT         STRATEGIC     STRUCTURED
                                                    GROWTH &          GROWTH            MONEY      INTERNATIONAL    SMALL CAP
                                                  INCOME FUND   OPPORTUNITIES FUND   MARKET FUND    EQUITY FUND    EQUITY FUND
                                                    SERVICE           SERVICE          SERVICE        SERVICE        SERVICE
                                                     SHARES           SHARES            SHARES         SHARES        SHARES
                                                 -------------  ------------------  -------------  -------------  -------------
ASSETS:
Investments in shares of the Underlying Funds,
   at market value                                 $   5,758         $      14        $     362      $      72      $     305
                                                   ---------         ---------        ---------      ---------      ---------
       Total assets                                    5,758                14              362             72            305

LIABILITIES:                                              --                --               --             --             --
                                                   ---------         ---------        ---------      ---------      ---------
       Net assets                                  $   5,758         $      14        $     362      $      72      $     305
                                                   =========         =========        =========      =========      =========
Net asset distribution by category:
   Commonwealth Annuity Advantage IV               $   5,728         $      14        $     362      $      72      $     292
   Commonwealth Annuity Advantage IV with
       Optional Rider                                     --                --               --             --             --
   Commonwealth Annuity Preferred Plus                    30                --               --             --             13
                                                   ---------         ---------        ---------      ---------      ---------
                                                   $   5,758         $      14        $     362      $      72      $     305
                                                   =========         =========        =========      =========      =========
Investments in shares of the Underlying Funds,
   at cost                                         $   5,769         $      16        $     362      $      74      $     357
Underlying Fund shares held                              459                 2              362              5             28

Units outstanding and net asset value per unit:
Commonwealth Annuity Advantage IV:
   Units outstanding, December 31, 2007                5,803                14              357             70            312
   Net asset value per unit, December 31, 2007     $0.987135         $1.021995        $1.011926      $1.033191      $0.937258

Commonwealth Annuity Advantage IV with Optional
   Rider:
   Units outstanding, December 31, 2007                   --                --               --             --             --
   Net asset value per unit, December 31, 2007     $      --         $      --        $      --      $      --      $      --

Commonwealth Annuity Preferred Plus:
   Units outstanding, December 31, 2007                   30                --               --             --             14
   Net asset value per unit, December 31, 2007     $0.986815         $      --        $      --      $      --      $0.936782

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2007

                                                              JANUS      JANUS
                                                   JANUS      ASPEN      ASPEN                 OPPENHEIMER
                                                   ASPEN     MID CAP    MID CAP   OPPENHEIMER    GLOBAL
                                                   FORTY     GROWTH      VALUE      BALANCED   SECURITIES
                                                 PORTFOLIO  PORTFOLIO  PORTFOLIO    FUND/VA      FUND/VA
                                                  SERVICE    SERVICE    SERVICE     SERVICE      SERVICE
                                                  SHARES     SHARES      SHARES      SHARES      SHARES
                                                 ---------  ---------  ---------  -----------  -----------
ASSETS:
Investments in shares of the Underlying Funds,
   at market value                               $      14  $      44  $      13   $      28    $   3,045
                                                 ---------  ---------  ---------   ---------    ---------
       Total assets                                     14         44         13          28        3,045

LIABILITIES:                                            --         --         --          --           --
                                                 ---------  ---------  ---------   ---------    ---------
       Net assets                                $      14  $      44  $      13   $      28    $   3,045
                                                 =========  =========  =========   =========    =========
Net asset distribution by category:
   Commonwealth Annuity Advantage IV             $      14  $      --  $       1   $      28    $   2,925
   Commonwealth Annuity Advantage IV with
       Optional Rider                                   --         --         --          --           --
   Commonwealth Annuity Preferred Plus                  --         44         12          --          120
                                                 ---------  ---------  ---------   ---------    ---------
                                                 $      14  $      44  $      13   $      28    $   3,045
                                                 =========  =========  =========   =========    =========
Investments in shares of the Underlying Funds,
   at cost                                       $      14  $      43  $      13   $      28    $   3,044
Underlying Fund shares held                              1          1          1           2           84

Units outstanding and net asset value per unit:
Commonwealth Annuity Advantage IV:
   Units outstanding, December 31, 2007                 12         --          1          29        2,920
   Net asset value per unit, December 31, 2007   $1.177720  $      --  $1.001880   $0.993461    $1.001458

Commonwealth Annuity Advantage IV with Optional
   Rider:
   Units outstanding, December 31, 2007                 --         --         --          --           --
   Net asset value per unit, December 31, 2007   $      --  $      --  $      --   $      --    $      --

Commonwealth Annuity Preferred Plus:
   Units outstanding, December 31, 2007                 --         41         12          --          120
   Net asset value per unit, December 31, 2007   $      --  $1.070946  $0.999382   $      --    $1.001358

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2007


                                                 OPPENHEIMER  OPPENHEIMER
                                                 MAIN STREET   STRATEGIC    PIONEER     PIONEER         PIONEER        PIONEER
                                                  SMALL CAP      BOND       CULLEN      EMERGING        GROWTH         MID CAP
                                                  FUND(R)/VA    FUND/VA    VALUE VCT  MARKETS VCT  OPPORTUNITIES VCT  VALUE VCT
                                                   SERVICE      SERVICE    PORTFOLIO   PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                   SHARES       SHARES     CLASS II     CLASS II        CLASS II      CLASS II
                                                 -----------  -----------  ---------  -----------  -----------------  ---------
ASSETS:
Investments in shares of the Underlying Funds,
   at market value                                $   2,011    $     217   $      50   $     979       $      43      $   1,422
                                                  ---------    ---------   ---------   ---------       ---------      ---------
       Total assets                                   2,011          217          50         979              43          1,422

LIABILITIES:                                             --           --          --          --              --             --
                                                  ---------    ---------   ---------   ---------       ---------      ---------
       Net assets                                 $   2,011    $     217   $      50   $     979       $      43      $   1,422
                                                  =========    =========   =========   =========       =========      =========
Net asset distribution by category:
   Commonwealth Annuity Advantage IV              $   2,011    $       4   $      50   $     972       $      43      $   1,363
   Commonwealth Annuity Advantage IV with
       Optional Rider                                    --           60          --          --              --             59
   Commonwealth Annuity Preferred Plus                   --          153          --           7              --             --
                                                  ---------    ---------   ---------   ---------       ---------      ---------
                                                  $   2,011    $     217   $      50   $     979       $      43      $   1,422
                                                  =========    =========   =========   =========       =========      =========
Investments in shares of the Underlying Funds,
   at cost                                        $   2,034    $     217   $      50   $     978       $      43      $   1,422
Underlying Fund shares held                             110           38           4          22               2             74

Units outstanding and net asset value per unit:
Commonwealth Annuity Advantage IV:
   Units outstanding, December 31, 2007               2,108            4          49         842              46          1,406
   Net asset value per unit, December 31, 2007    $0.953738    $1.046854   $1.008238   $1.154235       $0.938337      $0.969228

Commonwealth Annuity Advantage IV with Optional
   Rider:
   Units outstanding, December 31, 2007                  --           57          --          --              --             61
   Net asset value per unit, December 31, 2007    $      --    $1.046310   $      --   $      --       $      --      $0.968078

Commonwealth Annuity Preferred Plus:
   Units outstanding, December 31, 2007                  --          147          --           6              --             --
   Net asset value per unit, December 31, 2007    $      --    $1.046900   $      --   $1.152157       $      --      $      --

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                             FT VIP         FT VIP            FT VIP                       FT VIP
                                                            FRANKLIN       FRANKLIN          FRANKLIN         FT VIP      TEMPLETON
                                                             INCOME    MUTUAL DISCOVERY  SMALL CAP VALUE  MUTUAL SHARES    GROWTH
                                                           SECURITIES     SECURITIES        SECURITIES      SECURITIES   SECURITIES
                                                              FUND           FUND              FUND            FUND         FUND
                                                            CLASS 2         CLASS 2          CLASS 2         CLASS 2       CLASS 2
                                                           ----------  ----------------  ---------------  -------------  ----------
INVESTMENT INCOME:
  Dividends                                                    $--           $--               $ --             $--          $--

EXPENSES:
COMMONWEALTH ANNUITY ADVANTAGE IV:
  Mortality and expense risk fees                               --            --                  1              --           --
  Administrative expense fees                                   --            --                 --              --           --
                                                               ---           ---               ----             ---          ---
    Total expenses                                              --            --                  1              --           --
                                                               ---           ---               ----             ---          ---
COMMONWEALTH ANNUITY ADVANTAGE IV WITH OPTIONAL RIDER:
  Mortality and expense risk fees                                1             1                 --               1            1
  Administrative expense fees                                   --            --                 --              --           --
                                                               ---           ---               ----             ---          ---
    Total expenses                                               1             1                 --               1            1
                                                               ---           ---               ----             ---          ---
COMMONWEALTH ANNUITY PREFERRED PLUS:
  Mortality and expense risk fees                               --            --                 --              --           --
  Administrative expense fees                                   --            --                 --              --           --
                                                               ---           ---               ----             ---          ---
    Total expenses                                              --            --                 --              --           --
                                                               ---           ---               ----             ---          ---
           Total expenses                                        1             1                  1               1            1
                                                               ---           ---               ----             ---          ---
    Net investment income (loss)                                (1)           (1)                (1)             (1)          (1)
                                                               ---           ---               ----             ---          ---
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor            --            --                 --              --           --
  Net realized gain (loss) from sales of investments            --            --                 --              --           --
                                                               ---           ---               ----             ---          ---
    Net realized gain (loss)                                    --            --                 --              --           --
  Change in unrealized gain (loss)                               2             4                (16)             (5)          (4)
                                                               ---           ---               ----             ---          ---
    Net realized and unrealized gain (loss)                      2             4                (16)             (5)          (4)
                                                               ---           ---               ----             ---          ---
    Net increase (decrease) in net assets from operations      $ 1           $ 3               $(17)            $(6)         $(5)
                                                               ===           ===               ====             ===          ===

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                                           GOLDMAN SACHS
                                                           GOLDMAN SACHS   GOLDMAN SACHS    GROWTH AND   GOLDMAN SACHS GOLDMAN SACHS
                                                             BALANCED          EQUITY         INCOME        GROWTH      REAL ESTATE
                                                             STRATEGY     GROWTH STRATEGY    STRATEGY      STRATEGY     SECURITIES
                                                             PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO       FUND
                                                              CLASS A         CLASS A         CLASS A       CLASS A       CLASS A
                                                           -------------  ---------------  ------------- ------------- -------------
INVESTMENT INCOME:
  Dividends                                                    $  8             $ 14            $ 12         $  38          $--

EXPENSES:
COMMONWEALTH ANNUITY ADVANTAGE IV:
  Mortality and expense risk fees                                 1                1               1             2           --
  Administrative expense fees                                    --               --              --            --           --
                                                               ----             ----            ----         -----          ---
    Total expenses                                                1                1               1             2           --
                                                               ----             ----            ----         -----          ---
COMMONWEALTH ANNUITY ADVANTAGE IV WITH OPTIONAL RIDER:
  Mortality and expense risk fees                                --               --              --            --           --
  Administrative expense fees                                    --               --              --            --           --
                                                               ----             ----            ----         -----          ---
    Total expenses                                               --               --              --            --           --
                                                               ----             ----            ----         -----          ---
COMMONWEALTH ANNUITY PREFERRED PLUS:
  Mortality and expense risk fees                                --               --              --            --           --
  Administrative expense fees                                    --               --              --            --           --
                                                               ----             ----            ----         -----          ---
    Total expenses                                               --               --              --            --           --
                                                               ----             ----            ----         -----          ---
           Total expenses                                         1                1               1             2           --
                                                               ----             ----            ----         -----          ---
    Net investment income (loss)                                  7               13              11            36           --
                                                               ----             ----            ----         -----          ---
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor             14               20              13            36            3
  Net realized gain (loss) from sales of investments             --               --              --            (1)          --
                                                               ----             ----            ----         -----          ---
    Net realized gain (loss)                                     14               20              13            35            3
  Change in unrealized gain (loss)                              (22)             (38)            (26)         (101)          (3)
                                                               ----             ----            ----         -----          ---
    Net realized and unrealized gain (loss)                      (8)             (18)            (13)          (66)          --
                                                               ----             ----            ----         -----          ---
    Net increase (decrease) in net assets from operations      $ (1)            $ (5)           $ (2)        $ (30)         $--
                                                               ====             ====            ====         =====          ===

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                           GOLDMAN SACHS  GOLDMAN SACHS  GOLDMAN SACHS  GOLDMAN SACHS  GOLDMAN SACHS
                                                                VIT            VIT            VIT            VIT            VIT
                                                              CAPITAL      CORE FIXED      GROWTH &        GROWTH          MONEY
                                                            GROWTH FUND    INCOME FUND    INCOME FUND   OPPORTUNITIES   MARKET FUND
                                                              SERVICE        SERVICE        SERVICE     FUND SERVICE      SERVICE
                                                              SHARES         SHARES         SHARES          SHARES         SHARES
                                                           -------------  -------------  -------------  -------------  -------------
INVESTMENT INCOME:
  Dividends                                                     $-             $ 9            $  2           $--            $ 2

EXPENSES:
COMMONWEALTH ANNUITY ADVANTAGE IV:
  Mortality and expense risk fees                               --              --              --            --              1
  Administrative expense fees                                   --              --              --            --             --
                                                               ---             ---            ----           ---            ---
    Total expenses                                              --              --              --            --              1
                                                               ---             ---            ----           ---            ---
COMMONWEALTH ANNUITY ADVANTAGE IV WITH OPTIONAL RIDER:
  Mortality and expense risk fees                               --               1              --            --             --
  Administrative expense fees                                   --              --              --            --             --
                                                               ---             ---            ----           ---            ---
    Total expenses                                              --               1              --            --             --
                                                               ---             ---            ----           ---            ---
COMMONWEALTH ANNUITY PREFERRED PLUS:
  Mortality and expense risk fees                               --              --              --            --             --
  Administrative expense fees                                   --              --              --            --             --
                                                               ---             ---            ----           ---            ---
    Total expenses                                              --              --              --            --             --
                                                               ---             ---            ----           ---            ---
           Total expenses                                       --               1              --            --              1
                                                               ---             ---            ----           ---            ---
    Net investment income (loss)                                --               8               2            --              1
                                                               ---             ---            ----           ---            ---
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor            --              --              10             2             --
  Net realized gain (loss) from sales of investments            --              --              --            --             --
                                                               ---             ---            ----           ---            ---
    Net realized gain (loss)                                    --              --              10             2             --
  Change in unrealized gain (loss)                               4              (5)            (11)           (2)            --
                                                               ---             ---            ----           ---            ---
    Net realized and unrealized gain (loss)                      4              (5)             (1)           --             --
                                                               ---             ---            ----           ---            ---
    Net increase (decrease) in net assets from operations       $4             $ 3            $  1           $--            $ 1
                                                               ===             ===            ====           ===            ===

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2007

                                      GOLDMAN SACHS  GOLDMAN SACHS    JANUS
                                           VIT            VIT         ASPEN    OPPENHEIMER  OPPENHEIMER
                                        STRATEGIC     STRUCTURED     MID CAP   MAIN STREET   STRATEGIC     PIONEER
                                      INTERNATIONAL    SMALL CAP      GROWTH    SMALL CAP       BOND       EMERGING
                                       EQUITY FUND    EQUITY FUND   PORTFOLIO   FUND(R)/VA    FUND/VA    MARKETS VCT
                                         SERVICE        SERVICE      SERVICE     SERVICE      SERVICE     PORTFOLIO
                                         SHARES         SHARES        SHARES     SHARES       SHARES      CLASS II
                                      ------------- -------------- ----------- ------------ ----------- ------------
INVESTMENT INCOME:
   Dividends                              $ --           $  1          $--        $ --          $--          $--

EXPENSES:
COMMONWEALTH ANNUITY ADVANTAGE IV:
   Mortality and expense risk fees          --              1           --           1           --           --
   Administrative expense fees              --             --           --          --           --           --
                                          ----           ----          ---        ----          ---          ---
      Total expenses                        --              1           --           1           --           --
                                          ----           ----          ---        ----          ---          ---
COMMONWEALTH ANNUITY ADVANTAGE IV
   WITH OPTIONAL RIDER:
   Mortality and expense risk fees          --             --           --          --           --           --
   Administrative expense fees              --             --           --          --           --           --
                                          ----           ----          ---        ----          ---          ---
      Total expenses                        --             --           --          --           --           --
                                          ----           ----          ---        ----          ---          ---
COMMONWEALTH ANNUITY PREFERRED PLUS:
   Mortality and expense risk fees          --             --           --          --           --           --
   Administrative expense fees              --             --           --          --           --           --
                                          ----           ----          ---        ----          ---          ---
      Total expenses                        --             --           --          --           --           --
                                          ----           ----          ---        ----          ---          ---
         Total expenses                     --              1           --           1           --           --
                                          ----           ----          ---        ----          ---          ---
      Net investment income (loss)          --             --           --          (1)          --           --
                                          ----           ----          ---        ----          ---          ---
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Realized gain distributions from
      portfolio sponsor                      2             33           --          --           --           --
   Net realized gain (loss) from
      sales of investments                  --             --           --          --           --           --
                                          ----           ----          ---        ----          ---          ---
      Net realized gain (loss)               2             33           --          --           --           --
   Change in unrealized gain (loss)         (2)           (52)           1         (23)           1            1
                                          ----           ----          ---        ----          ---          ---
      Net realized and unrealized
         gain (loss)                        --            (19)           1         (23)           1            1
                                          ----           ----          ---        ----          ---          ---
      Net increase (decrease) in net
         assets from operations           $ --           $(19)         $ 1        $(24)         $ 1          $ 1
                                          ====           ====          ===        ====          ===          ===

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

                                               ALLIANCE-        FT VIP        FT VIP         FT VIP           FT VIP
                                             BERNSTEIN VPS     FRANKLIN      FRANKLIN       FRANKLIN         FRANKLIN
                                               SMALL CAP        GLOBAL        INCOME    MUTUAL DISCOVERY  SMALL CAP VALUE
                                                GROWTH      COMMUNICATIONS  SECURITIES     SECURITIES       SECURITIES
                                               PORTFOLIO         FUND          FUND           FUND             FUND
                                                CLASS B         CLASS 2       CLASS 2       CLASS 2           CLASS 2
                                             -------------  --------------  ----------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                $ --            $--         $   (1)        $   (1)            $ (1)
      Net realized gain (loss)                      --             --             --             --               --
      Change in unrealized gain (loss)              --             --              2              4              (16)
                                                  ----            ---         ------         ------             ----
      Net increase (decrease) in net assets
         from operations                            --             --              1              3              (17)
                                                  ----            ---         ------         ------             ----
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                         29             16          1,476          1,560              458
      Contract charges                              (1)            (1)            (3)            (4)              (5)
      Other transfers from (to) the General
         Account                                    --             --             (2)            (3)              --
                                                  ----            ---         ------         ------             ----
      Net increase (decrease) in net assets
         from contract transactions                 28             15          1,471          1,553              453
                                                  ----            ---         ------         ------             ----
      Net increase (decrease) in net assets         28             15          1,472          1,556              436

NET ASSETS:
   Beginning of year                                --             --             --             --               --
                                                  ----            ---         ------         ------             ----
   End of year                                    $ 28            $15         $1,472         $1,556             $436
                                                  ====            ===         ======         ======             ====

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                              FT VIP                                    GOLDMAN SACHS
                                                FT VIP       TEMPLETON  GOLDMAN SACHS   GOLDMAN SACHS    GROWTH AND
                                             MUTUAL SHARES    GROWTH      BALANCED         EQUITY          INCOME
                                              SECURITIES    SECURITIES    STRATEGY     GROWTH STRATEGY    STRATEGY
                                                 FUND          FUND       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                CLASS 2       CLASS 2      CLASS A         CLASS A         CLASS A
                                             -------------  ----------  -------------  ---------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)              $   (1)       $   (1)      $    7           $   13          $   11
      Net realized gain (loss)                      --            --           14               20              13
      Change in unrealized gain (loss)              (5)           (4)         (22)             (38)            (26)
                                                ------        ------       ------           ------          ------
      Net increase (decrease) in net assets
         from operations                            (6)           (5)          (1)              (5)             (2)
                                                ------        ------       ------           ------          ------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                      1,578         1,470        1,000            1,000           1,400
      Contract charges                              (5)           (3)          (2)              (2)            (13)
      Other transfers from (to) the General
         Account                                    (4)           (4)          --               --              --
                                                ------        ------       ------           ------          ------
      Net increase (decrease) in net assets
         from contract transactions              1,569         1,463          998              998           1,387
                                                ------        ------       ------           ------          ------
      Net increase (decrease) in net assets      1,563         1,458          997              993           1,385

NET ASSETS:
   Beginning of year                                --            --           --               --              --
                                                ------        ------       ------           ------          ------
   End of year                                  $1,563        $1,458       $  997           $  993          $1,385
                                                ======        ======       ======           ======          ======

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                              GOLDMAN SACHS   GOLDMAN SACHS   GOLDMAN SACHS
                                              GOLDMAN SACHS   GOLDMAN SACHS        VIT             VIT             VIT
                                                  GROWTH       REAL ESTATE       CAPITAL       CORE FIXED         EQUITY
                                                 STRATEGY      SECURITIES      GROWTH FUND     INCOME FUND      INDEX FUND
                                                PORTFOLIO         FUND           SERVICE         SERVICE         SERVICE
                                                 CLASS A         CLASS A          SHARES         SHARES           SHARES
                                              -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                $   36           $--            $   --         $    8            $--
      Net realized gain (loss)                        35             3                --             --             --
      Change in unrealized gain (loss)              (101)           (3)                4             (5)            --
                                                  ------           ---            ------         ------            ---
      Net increase (decrease) in net assets
         from operations                             (30)           --                 4              3             --
                                                  ------           ---            ------         ------            ---
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                        1,841            64             6,941          1,710             60
      Contract charges                               (17)           (1)              (18)            (4)            (1)
      Other transfers from (to) the
         General Account                              --            (1)                1             --             --
                                                  ------           ---            ------         ------            ---
      Net increase (decrease) in net
         assets from contract transactions         1,824            62             6,924          1,706             59
                                                  ------           ---            ------         ------            ---
      Net increase (decrease) in net assets        1,794            62             6,928          1,709             59

NET ASSETS:
   Beginning of year                                  --            --                --             --             --
                                                  ------           ---            ------         ------            ---
   End of year                                    $1,794           $62            $6,928         $1,709            $59
                                                  ======           ===            ======         ======            ===

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                                                    GOLDMAN SACHS   GOLDMAN SACHS
                                              GOLDMAN SACHS     GOLDMAN SACHS      GOLDMAN SACHS        VIT             VIT
                                                  VIT               VIT                 VIT          STRATEGIC       STRUCTURED
                                                GROWTH &           GROWTH              MONEY       INTERNATIONAL     SMALL CAP
                                              INCOME FUND     OPPORTUNITIES FUND    MARKET FUND     EQUITY FUND     EQUITY FUND
                                                SERVICE           SERVICE             SERVICE         SERVICE         SERVICE
                                                 SHARES            SHARES             SHARES           SHARES          SHARES
                                              -------------   ------------------   -------------   --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                $    2              $--               $  1             $--             $ --
      Net realized gain (loss)                        10                2                 --               2               33
      Change in unrealized gain (loss)               (11)              (2)                --              (2)             (52)
                                                  ------              ---               ----             ---             ----
      Net increase (decrease) in net assets
         from operations                               1               --                  1              --              (19)
                                                  ------              ---               ----             ---             ----
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                        5,765               15                364              74              326
      Contract charges                                (8)              (1)                (3)             (2)              (2)
      Other transfers from (to) the
         General Account                              --               --                 --              --               --
                                                  ------              ---               ----             ---             ----
      Net increase (decrease) in net assets
         from contract transactions                5,757               14                361              72              324
                                                  ------              ---               ----             ---             ----
      Net increase (decrease) in net assets        5,758               14                362              72              305

NET ASSETS:
   Beginning of year                                  --               --                 --              --               --
                                                  ------              ---               ----             ---             ----
   End of year                                    $5,758              $14               $362             $72             $305
                                                  ======              ===               ====             ===             ====


The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2007

                                                            JANUS       JANUS
                                                JANUS       ASPEN       ASPEN                   OPPENHEIMER
                                                ASPEN      MID CAP     MID CAP    OPPENHEIMER      GLOBAL
                                                FORTY       GROWTH      VALUE       BALANCED     SECURITIES
                                              PORTFOLIO   PORTFOLIO   PORTFOLIO     FUND/VA       FUND/VA
                                               SERVICE     SERVICE     SERVICE      SERVICE       SERVICE
                                               SHARES       SHARES      SHARES       SHARES        SHARES
                                              ---------   ---------   ---------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)               $--         $--         $--           $--         $   --
      Net realized gain (loss)                    --          --          --            --             --
      Change in unrealized gain (loss)            --           1          --            --             --
                                                 ---         ---         ---           ---         ------
      Net increase (decrease) in net assets
        from operations                           --           1          --            --             --
                                                 ---         ---         ---           ---         ------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                       15          44          14            29          3,054
      Contract charges                            (1)         (1)         (1)           (1)            (9)
      Other transfers from (to) the
         General Account                          --          --          --            --             --
                                                 ---         ---         ---           ---         ------
      Net increase (decrease) in net assets
         from contract transactions               14          43          13            28          3,045
                                                 ---         ---         ---           ---         ------
      Net increase (decrease) in net assets       14          44          13            28          3,045

NET ASSETS:
   Beginning of year                              --          --          --            --             --
                                                 ---         ---         ---           ---         ------
   End of year                                   $14         $44         $13           $28         $3,045
                                                 ===         ===         ===           ===         ======

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2007

                                             OPPENHEIMER  OPPENHEIMER
                                             MAIN STREET   STRATEGIC    PIONEER     PIONEER        PIONEER         PIONEER
                                              SMALL CAP      BOND        CULLEN    EMERGING        GROWTH          MID CAP
                                              FUND(R)/VA    FUND/VA    VALUE VCT  MARKETS VCT  OPPORTUNITIES VCT  VALUE VCT
                                               SERVICE      SERVICE    PORTFOLIO   PORTFOLIO       PORTFOLIO      PORTFOLIO
                                               SHARES       SHARES      CLASS II   CLASS II        CLASS II       CLASS II
                                             ----------- ------------ ----------- ------------ ------------------ ---------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)              $   (1)       $ --        $--        $ --             $--           $   --
      Net realized gain (loss)                      --          --         --          --              --               --
      Change in unrealized gain (loss)             (23)          1         --           1              --               --
                                                ------        ----        ---        ----             ---           ------
      Net increase (decrease) in net
         assets from operations                    (24)          1         --           1              --               --
                                                ------        ----        ---        ----             ---           ------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                      2,043         222         54         981              44            1,426
      Contract charges                              (8)         (6)        (4)         (3)             (1)              (4)
      Other transfers from (to) the
         General Account                            --          --         --          --              --               --
                                                ------        ----        ---        ----             ---           ------
      Net increase (decrease) in net
         assets from contract transactions       2,035         216         50         978              43            1,422
                                                ------        ----        ---        ----             ---           ------
      Net increase (decrease) in net assets      2,011         217         50         979              43            1,422

NET ASSETS:
   Beginning of year                                --          --         --          --              --               --
                                                ------        ----        ---        ----             ---           ------
   End of year                                  $2,011        $217        $50        $979             $43           $1,422
                                                ======        ====        ===        ====             ===           ======

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The Commonwealth Annuity Separate Account A, (the "Separate Account") is a separate investment account of Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"), established on February 15, 2007 for the purpose of separating from the general assets of Commonwealth Annuity those assets used to fund the variable portion of certain variable annuity contracts (the "Contracts") issued by Commonwealth Annuity.

     Prior to December 30, 2005 ("the Closing Date") Commonwealth Annuity was a wholly owned subsidiary of The Hanover Insurance Group, Inc. ("THG"). On the Closing Date, THG sold Commonwealth Annuity (then known as Allmerica Financial Life Insurance and Annuity Company) and its closed block of variable annuity and variable life business ("the Transaction") to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Goldman Sachs Asset Management, L.P. ("GSAM"), a subsidiary of Goldman Sachs, is investment advisor to the Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT") funds.

     Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity. The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity. Commonwealth Annuity's General Account is subject to the claims of creditors.

     Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS
AIM Variable Insurance Funds
AllianceBernstein Variable Products Series Fund, Inc.
Franklin Templeton Variable Insurance Products Trust
Goldman Sachs Asset Allocation Portfolios of The Goldman Sachs Trust Goldman Sachs Variable Insurance Trust
Janus Aspen Series
Oppenheimer Variable Account Funds
Pioneer Variable Contracts Trust

     The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act.

     The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Forty-two Sub-Accounts are currently offered by the Separate Account of which eleven Sub-Accounts had no Policy Owner activity and zero balances at December 31, 2007. Certain sub accounts are not reflected on the Statements of Operations as current year activity was below one dollar. The eleven Sub-Accounts are as follows:

SUB-ACCOUNTS
AIM V.I. Core Equity Fund Series II Shares
AIM V.I. Leisure Fund Series II Shares
AllianceBernstein VPS Americas Government Income Portfolio Class B AllianceBernstein VPS International Value Portfolio Class B
AllianceBernstein VPS Small/Mid Cap Value Portfolio Class B
FT VIP Templeton Global Asset Allocation Fund Class 2
Goldman Sachs International Real Estate Securities Fund Class A
Goldman Sachs Tollkeeper Fund Class A
Goldman Sachs VIT Government Income Fund Service Shares
Goldman Sachs VIT Structured U.S. Equity Fund Service Shares
Janus Aspen Small Company Value Portfolio Service Shares

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

     INVESTMENTS - Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

     FINANCIAL INSTRUMENTS - Commonwealth Annuity adopted Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," ("SFAS No. 157") as of the beginning of 2007. SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. Under SFAS No. 157, fair value measurements are not adjusted for transaction costs. SFAS No. 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The effect of adopting SFAS No. 157 was not material to Commonwealth Annuity's financial position or results of operations. The three levels of the fair value hierarchy under SFAS No. 157 are described below:

                         Basis of Fair Value Measurement

Level 1 Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

     A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The open-ended mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

     STATEMENTS OF CHANGES IN NET ASSETS - Contract Owners may allocate their Contract Values to variable investment options in the Separate Account, the Fixed Account and the Guaranteed Period Account. The Fixed Account is a part of Commonwealth Annuity's General Account that guarantees principal and a fixed minimum interest rate. The Guaranteed Period Account is included in Separate Account GPA, a non-registered separate account offered by Commonwealth Annuity, which offers fixed rates of interest for specified periods.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

     Net Purchase Payments represent payments under the Contracts (excluding amounts allocated to the Fixed and Guaranteed Period Accounts) reduced by applicable deductions, charges, and state premium taxes. Contract Charges are deductions from Contract Values for optional rider benefits and annual contract fees. Contract benefits are payments made to Contract Owners and beneficiaries under the terms of the Contracts. Transfers between Sub-Accounts (including Separate Account GPA), net, are amounts that Contract Owners have directed to be moved among variable Sub-Accounts and the Guaranteed Period Account. Other transfers from (to) the General Account include certain transfers from and to contracts in the annuitization phase, reserve adjustments, and withdrawal charges.

     FINANCIAL HIGHLIGHTS - Statement of Position 03-5 "FINANCIAL HIGHLIGHTS OF SEPARATE ACCOUNTS: An Amendment to the Audit and Accounting Guide AUDITS OF INVESTMENT COMPANIES" was effective for fiscal years ending after December 15, 2003. This resulted in additional disclosures as detailed in Note 6, Financial Highlights.

     FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. Commonwealth Annuity will review periodically the status of this policy during the year in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

     Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

     Commonwealth Annuity makes a daily charge against the net assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. If the charge for mortality and expense risks isn't sufficient to cover actual mortality experience and expenses, Commonwealth Annuity will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to Commonwealth Annuity. Commonwealth Annuity also makes a daily administrative charge against the net assets of each Sub-Account. Both of these charges are imposed during the accumulation and annuity payout phase.

     A Contract fee may be deducted from the contract value quarterly during the accumulation phase and upon full surrender or annuitization of the Contract, if the accumulated value is below certain levels. This fee is currently waived for certain types of contracts. When contract value has been allocated to more than one investment option, the Contract fee is deducted from the Purchase Payments and related earnings in the chronological order in which they were received.

     Subject to state availability, Commonwealth Annuity offers a number of optional riders. A separate daily or monthly charge is made for each rider.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

     The annual rates of Mortality and Expense Risk Fees, Administrative Expense Fees, Optional Rider Fees, and the maximum dollar amount of the Contract Fee for the year ended are displayed in the table below.

                                                                      COMMONWEALTH                        COMMONWEALTH
                                                    COMMONWEALTH        ANNUITY         COMMONWEALTH        ANNUITY
                                                       ANNUITY        ADVANTAGE IV         ANNUITY       PREFERRED PLUS
                                                    ADVANTAGE IV  WITH OPTIONAL RIDER  PREFERRED PLUS  WITH OPTIONAL RIDER
Annual Contract Fee (Deducted from Contract Value)       $  30            $  30             $  30             $  30
Separate Account Annual Expenses (as a percentage
   of Contract Value)
   Mortality and Expense Risk                             1.15%            1.15%             1.35%             1.35%
   Administrative Expense                                 0.15%            0.15%             0.15%             0.15%
Total Separate Account Annual Expense without the
   Step-Up Death Benefit                                  1.30%            1.30%             1.50%             1.50%
   Optional Step-Up Death Benefit Charge                   N/A             0.20%              N/A              0.20%
Total Separate Account Annual Expense including
   Step-Up Death Benefit                                  1.30%            1.50%             1.50%             1.70%
Additional Rider Charges:
Guaranteed Lifetime Withdrawal Benefit ("GLWB")
   Rider (as a percentage of the
   Lifetime Income base):
   GLWB Plus for One
      Maximum Charge:                                     1.00%            1.00%             1.00%             1.00%
      Current Charge:                                     0.50%            0.50%             0.50%             0.50%
   GLWB Plus for Two
      Maximum Charge:                                     1.50%            1.50%             1.50%             1.50%
      Current Charge:                                     0.75%            0.75%             0.75%             0.75%
No Withdrawal Charge Rider (as a percentage of
   Contract Value)                                         N/A             0.35%              N/A               N/A

     A surrender charge may be deducted from the accumulated value of the Contract in the case of surrender or partial redemption of the Contract, or at the time annuity payments begin. The amount charged may vary by the product, the age of the Contract Owner, the length of time the Contract has been in force, the category of accumulated value surrendered or redeemed, the time elapsed since the amount surrendered or redeemed was credited to the Contract, and whether the Contract Owner or annuitant are included in certain classes exempt from these charges. Total surrender charges assessed under a Contract will never exceed 8% of the amount surrendered or redeemed.

     Some states and municipalities impose premium taxes, which currently range up to 3.5%, on variable annuity contracts.

     The disclosures above include charges currently assessed to the Contract Owner. There are certain other charges that may be assessed in future periods, at the discretion of Commonwealth Annuity, in accordance with Contract terms. Detailed descriptions of all fees and charges are available in the product prospectuses.

     During the year ended December 31, 2007 management fees of the Underlying Goldman Sachs VIT and Goldman Sachs Trust ("GST") Funds were paid directly by the funds to GSAM in its capacity as investment manager and administrator of Goldman Sachs VIT funds and GST funds. The Goldman Sachs VIT and GST funds' advisory agreement provided for fees ranging from 0.30% to 1.17% for Goldman Sachs VIT funds and 0.39% to 1.40% for the GST funds based on individual portfolios and average daily net assets. According to a Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, each fund paid a fee equal to an annual rate of 0.02% to 0.12% for the Goldman Sachs VIT funds and 0.29% for the GST funds of the Fund's average daily net assets.

     Epoch Securities, Inc, ("Epoch") an affiliate of Commonwealth Annuity, is a wholly owned subsidiary of Goldman Sachs. Epoch is the principal underwriter of the Contracts funded by the Separate Account. Based on a registered representative's vesting schedule, Commonwealth Annuity pays any commissions or compensation to Broker-Dealers through Epoch.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 4 - CONTRACT OWNER AND SPONSOR TRANSACTIONS

     Transactions from Contract Owners and Sponsor were as follows:

                                                                        COMMONWEALTH ANNUITY
                                                                            ADVANTAGE IV
                                                                       YEAR ENDED DECEMBER 31,
                                                                                2007
                                                                       -----------------------
                                                                            UNITS   AMOUNT
                                                                            -----   ------
AllianceBernstein VPS Small Cap Growth Portfolio Class B
   Issuance of Units                                                           28   $   29
   Redemption of Units                                                         (1)      (1)
                                                                            -----   ------
      Net increase (decrease)                                                  27   $   28
                                                                            =====   ======
FT VIP Franklin Global Communications Fund Class 2
   Issuance of Units                                                           15   $   16
   Redemption of Units                                                         (1)      (1)
                                                                            -----   ------
      Net increase (decrease)                                                  14   $   15
                                                                            =====   ======
FT VIP Franklin Income Securities Fund Class 2
   Issuance of Units                                                           51   $   51
   Redemption of Units                                                         (2)      (2)
                                                                            -----   ------
      Net increase (decrease)                                                  49   $   49
                                                                            =====   ======
FT VIP Franklin Mutual Discovery Securities Fund Class 2
   Issuance of Units                                                           15   $   15
   Redemption of Units                                                         (1)      (1)
                                                                            -----   ------
      Net increase (decrease)                                                  14   $   14
                                                                            =====   ======
FT VIP Franklin Small Cap Value Securities Fund Class 2
  Issuance of Units                                                           415   $  408
  Redemption of Units                                                          (4)      (4)
                                                                            -----   ------
    Net increase (decrease)                                                   411   $  404
                                                                            =====   ======
FT VIP Templeton Growth Securities Fund Class 2
   Issuance of Units                                                           44   $   44
   Redemption of Units                                                         (1)      (1)
                                                                            -----   ------
      Net increase (decrease)                                                  43   $   43
                                                                            =====   ======
Goldman Sachs Balanced Strategy Portfolio Class A
   Issuance of Units                                                          987   $1,000
   Redemption of Units                                                         (2)      (2)
                                                                            -----   ------
      Net increase (decrease)                                                 985   $  998
                                                                            =====   ======
Goldman Sachs Equity Growth Strategy Portfolio Class A
   Issuance of Units                                                          993   $1,000
   Redemption of Units                                                         (2)      (2)
                                                                            -----   ------
      Net increase (decrease)                                                 991   $  998
                                                                            =====   ======
Goldman Sachs Growth and Income Strategy Portfolio Class A
   Issuance of Units                                                        1,085   $1,101
   Redemption of Units                                                        (10)     (10)
                                                                            -----   ------
      Net increase (decrease)                                               1,075   $1,091
                                                                            =====   ======
Goldman Sachs Growth Strategy Portfolio Class A
   Issuance of Units                                                        1,712   $1,752
   Redemption of Units                                                       (193)    (201)
                                                                            -----   ------
      Net increase (decrease)                                               1,519   $1,551
                                                                            =====   ======

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

                                                                         COMMONWEALTH ANNUITY
                                                                       ADVANTAGE IV (CONTINUED)
                                                                        YEAR ENDED DECEMBER 31,
                                                                                 2007
                                                                       ------------------------
                                                                            UNITS   AMOUNT
                                                                            -----   ------
Goldman Sachs VIT Capital Growth Fund Service Shares
   Issuance of Units                                                        6,599   $6,752
   Redemption of Units                                                        (12)     (12)
                                                                            -----   ------
      Net increase (decrease)                                               6,587   $6,740
                                                                            =====   ======
Goldman Sachs VIT Core Fixed Income Fund Service Shares
   Issuance of Units                                                          280   $  286
   Redemption of Units                                                         (3)      (3)
                                                                            -----   ------
      Net increase (decrease)                                                 277   $  283
                                                                            =====   ======
Goldman Sachs VIT Growth & Income Fund Service Shares
   Issuance of Units                                                        5,810   $5,734
   Redemption of Units                                                         (7)      (7)
                                                                            -----   ------
      Net increase (decrease)                                               5,803   $5,727
                                                                            =====   ======
Goldman Sachs VIT Growth Opportunities Fund Service Shares
   Issuance of Units                                                           15   $   15
   Redemption of Units                                                         (1)      (1)
                                                                            -----   ------
      Net increase (decrease)                                                  14   $   14
                                                                            =====   ======
Goldman Sachs VIT Money Market Fund Service Shares
   Issuance of Units                                                          360   $  364
   Redemption of Units                                                         (3)      (3)
                                                                            -----   ------
      Net increase (decrease)                                                 357   $  361
                                                                            =====   ======
Goldman Sachs VIT Strategic International Equity Fund Service Shares
   Issuance of Units                                                           72   $   74
   Redemption of Units                                                         (2)      (2)
                                                                            -----   ------
      Net increase (decrease)                                                  70   $   72
                                                                            =====   ======
Goldman Sachs VIT Structured Small Cap Equity Fund Service Shares
   Issuance of Units                                                          313   $  312
   Redemption of Units                                                         (2)      (1)
                                                                            -----   ------
      Net increase (decrease)                                                 311   $  311
                                                                            =====   ======
Janus Aspen Forty Portfolio Service Shares
   Issuance of Units                                                           13   $   15
   Redemption of Units                                                         (1)      (1)
                                                                            -----   ------
      Net increase (decrease)                                                  12   $   14
                                                                            =====   ======
Janus Aspen Mid Cap Value Portfolio Service Shares
   Issuance of Units                                                            1   $    1
   Redemption of Units                                                         --       --
                                                                            -----   ------
      Net increase (decrease)                                                   1   $    1
                                                                            =====   ======
Oppenheimer Balanced Fund/VA Service Shares
   Issuance of Units                                                           30   $   29
   Redemption of Units                                                         (1)      (1)
                                                                            -----   ------
      Net increase (decrease)                                                  29   $   28
                                                                            =====   ======

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

                                                                         COMMONWEALTH ANNUITY
                                                                       ADVANTAGE IV (CONTINUED)
                                                                        YEAR ENDED DECEMBER 31,
                                                                                 2007
                                                                       ------------------------
                                                                            UNITS   AMOUNT
                                                                            -----   ------
Oppenheimer Global Securities Fund/VA Service Shares
   Issuance of Units                                                        2,926   $2,930
   Redemption of Units                                                         (6)      (6)
                                                                            -----   ------
      Net increase (decrease)                                               2,920   $2,924
                                                                            =====   ======
Oppenheimer Main Street Small Cap Fund(R)/VA Service Shares
   Issuance of Units                                                        2,116   $2,043
   Redemption of Units                                                         (8)      (8)
                                                                            -----   ------
      Net increase (decrease)                                               2,108   $2,035
                                                                            =====   ======
Oppenheimer Strategic Bond Fund/VA Service Shares
   Issuance of Units                                                            6   $    6
   Redemption of Units                                                         (2)      (2)
                                                                            -----   ------
      Net increase (decrease)                                                   4   $    4
                                                                            =====   ======
Pioneer Cullen Value VCT Portfolio Class II
   Issuance of Units                                                           54   $   54
   Redemption of Units                                                         (4)      (4)
                                                                            -----   ------
      Net increase (decrease)                                                  50   $   50
                                                                            =====   ======
Pioneer Emerging Markets VCT Portfolio Class II
   Issuance of Units                                                          844   $  974
   Redemption of Units                                                         (2)      (3)
                                                                            -----   ------
      Net increase (decrease)                                                 842   $  971
                                                                            =====   ======
Pioneer Growth Opportunities VCT Portfolio Class II
   Issuance of Units                                                           47   $   44
   Redemption of Units                                                         (1)      (1)
                                                                            -----   ------
      Net increase (decrease)                                                  46   $   43
                                                                            =====   ======
Pioneer Mid Cap Value VCT Portfolio Class II
   Issuance of Units                                                        1,409   $1,366
   Redemption of Units                                                         (3)      (3)
                                                                            -----   ------
      Net increase (decrease)                                               1,406   $1,363
                                                                            =====   ======

                                                                             COMMONWEALTH ANNUITY
                                                                       ADVANTAGE IV WITH OPTIONAL RIDER
                                                                            YEAR ENDED DECEMBER 31,
                                                                                     2007
                                                                       ---------------------------------
                                                                                 UNITS   AMOUNT
                                                                                 -----   ------
FT VIP Franklin Income Securities Fund Class 2
   Issuance of Units                                                             1,429   $1,425
   Redemption of Units                                                              (3)      (3)
                                                                                 -----   ------
      Net increase (decrease)                                                    1,426   $1,422
                                                                                 =====   ======
FT VIP Franklin Mutual Discovery Securities Fund Class 2
   Issuance of Units                                                             1,518   $1,545
   Redemption of Units                                                              (6)      (6)
                                                                                 -----   ------
      Net increase (decrease)                                                    1,512   $1,539
                                                                                 =====   ======

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

                                                                         COMMONWEALTH ANNUITY
                                                             ADVANTAGE IV WITH OPTIONAL RIDER (CONTINUED)
                                                                        YEAR ENDED DECEMBER 31,
                                                                                 2007
                                                             -------------------------------------------
                                                                            UNITS   AMOUNT
                                                                            -----   ------
FT VIP Mutual Shares Securities Fund Class 2
   Issuance of Units                                                        1,436   $1,425
   Redemption of Units                                                         (5)      (5)
                                                                            -----   ------
      Net increase (decrease)                                               1,431   $1,420
                                                                            =====   ======
FT VIP Templeton Growth Securities Fund Class 2
   Issuance of Units                                                        1,421   $1,425
   Redemption of Units                                                         (5)      (5)
                                                                            -----   ------
      Net increase (decrease)                                               1,416   $1,420
                                                                            =====   ======
Goldman Sachs Growth and Income Strategy Portfolio Class A
   Issuance of Units                                                          297   $  300
   Redemption of Units                                                         (4)      (4)
                                                                            -----   ------
      Net increase (decrease)                                                 293   $  296
                                                                            =====   ======
Goldman Sachs VIT Core Fixed Income Fund Service Shares
   Issuance of Units                                                        1,380   $1,425
   Redemption of Units                                                         (1)      (2)
                                                                            -----   ------
      Net increase (decrease)                                               1,379   $1,423
                                                                            =====   ======
Goldman Sachs VIT Equity Index Fund Service Shares
   Issuance of Units                                                           60   $   60
   Redemption of Units                                                         (1)      (1)
                                                                            -----   ------
      Net increase (decrease)                                                  59   $   59
                                                                            =====   ======
Oppenheimer Strategic Bond Fund/VA Service Shares
   Issuance of Units                                                           57   $   60
   Redemption of Units                                                         (1)      (1)
                                                                            -----   ------
      Net increase (decrease)                                                  56   $   59
                                                                            =====   ======
Pioneer Mid Cap Value VCT Portfolio Class II
   Issuance of Units                                                           62   $   60
   Redemption of Units                                                         (1)      (1)
                                                                            -----   ------
      Net increase (decrease)                                                  61   $   59
                                                                            =====   ======

                                                             COMMONWEALTH ANNUITY PREFERRED PLUS
                                                                   YEAR ENDED DECEMBER 31,
                                                                             2007
                                                             -----------------------------------
                                                                        UNITS   AMOUNT
                                                                        -----   ------
FT VIP Franklin Small Cap Value Securities Fund Class 2
   Issuance of Units                                                      54     $ 50
   Redemption of Units                                                    (1)      (1)
                                                                         ---     ----
      Net increase (decrease)                                             53     $ 49
                                                                         ===     ====
FT VIP Mutual Shares Securities Fund Class 2
   Issuance of Units                                                     155     $153
   Redemption of Units                                                    (4)      (4)
                                                                         ---     ----
      Net increase (decrease)                                            151     $149
                                                                         ===     ====

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

                                                                       COMMONWEALTH ANNUITY
                                                                    PREFERRED PLUS (CONTINUED)
                                                                     YEAR ENDED DECEMBER 31,
                                                                               2007
                                                                    --------------------------
                                                                          UNITS   AMOUNT
                                                                          -----   ------
Goldman Sachs Growth Strategy Portfolio Class A
   Issuance of Units                                                       272     $281
   Redemption of Units                                                      (7)      (8)
                                                                           ---     ----
      Net increase (decrease)                                              265     $273
                                                                           ===     ====
Goldman Sachs Real Estate Securities Fund Class A
   Issuance of Units                                                        69     $ 63
   Redemption of Units                                                      (1)      (1)
                                                                           ---     ----
      Net increase (decrease)                                               68     $ 62
                                                                           ===     ====
Goldman Sachs VIT Capital Growth Fund Service Shares
   Issuance of Units                                                       187     $190
   Redemption of Units                                                      (6)      (6)
                                                                           ---     ----
      Net increase (decrease)                                              181     $184
                                                                           ===     ====
Goldman Sachs VIT Growth & Income Fund Service Shares
   Issuance of Units                                                        32     $ 32
   Redemption of Units                                                      (2)      (2)
                                                                           ---     ----
      Net increase (decrease)                                               30     $ 30
                                                                           ===     ====
Goldman Sachs VIT Structured Small Cap Equity Fund Service Shares
   Issuance of Units                                                        15     $ 14
   Redemption of Units                                                      (1)      (1)
                                                                           ---     ----
      Net increase (decrease)                                               14     $ 13
                                                                           ===     ====
Janus Aspen Mid Cap Growth Portfolio Service Shares
   Issuance of Units                                                        41     $ 44
   Redemption of Units                                                      (1)      (1)
                                                                           ---     ----
      Net increase (decrease)                                               40     $ 43
                                                                           ===     ====
Janus Aspen Mid Cap Value Portfolio Service Shares
   Issuance of Units                                                        13     $ 13
   Redemption of Units                                                      (1)      (1)
                                                                           ---     ----
      Net increase (decrease)                                               12     $ 12
                                                                           ===     ====
Oppenheimer Global Securities Fund/VA Service Shares
   Issuance of Units                                                       124     $124
   Redemption of Units                                                      (3)      (3)
                                                                           ---     ----
      Net increase (decrease)                                              121     $121
                                                                           ===     ====
Oppenheimer Strategic Bond Fund/VA Service Shares
   Issuance of Units                                                       150     $156
   Redemption of Units                                                      (3)      (3)
                                                                           ---     ----
      Net increase (decrease)                                              147     $153
                                                                           ===     ====
Pioneer Emerging Markets VCT Portfolio Class II
   Issuance of Units                                                         8     $  8
   Redemption of Units                                                      (1)      (1)
                                                                           ---     ----
      Net increase (decrease)                                                7     $  7
                                                                           ===     ====

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2007 were as follows:

                       INVESTMENT PORTFOLIO                            PURCHASES   SALES
--------------------------------------------------------------------   ---------   -----
AllianceBernstein VPS Small Cap Growth Portfolio Class B                 $   30     $ 2
FT VIP Franklin Global Communications Fund Class 2                           15       1
FT VIP Franklin Income Securities Fund Class 2                            1,470      --
FT VIP Franklin Mutual Discovery Securities Fund Class 2                  1,552      --
FT VIP Franklin Small Cap Value Securities Fund Class 2                     453       2
FT VIP Mutual Shares Securities Fund Class 2                              1,572       5
FT VIP Templeton Growth Securities Fund Class 2                           1,463       1
Goldman Sachs Balanced Strategy Portfolio Class A                         1,021       2
Goldman Sachs Equity Growth Strategy Portfolio Class A                    1,034       2
Goldman Sachs Growth and Income Strategy Portfolio Class A                1,411      --
Goldman Sachs Growth Strategy Portfolio Class A                           1,915      19
Goldman Sachs Real Estate Securities Fund Class A                            65       1
Goldman Sachs VIT Capital Growth Fund Service Shares                      6,930       6
Goldman Sachs VIT Core Fixed Income Fund Service Shares                   1,715       1
Goldman Sachs VIT Equity Index Fund Service Shares                           59      --
Goldman Sachs VIT Growth & Income Fund Service Shares                     5,771       2
Goldman Sachs VIT Growth Opportunities Fund Service Shares                   17       1
Goldman Sachs VIT Money Market Fund Service Shares                          362       1
Goldman Sachs VIT Strategic International Equity Fund Service Shares         74      --
Goldman Sachs VIT Structured Small Cap Equity Fund Service Shares           358       1
Janus Aspen Forty Portfolio Service Shares                                   15       1
Janus Aspen Mid Cap Growth Portfolio Service Shares                          44       1
Janus Aspen Mid Cap Value Portfolio Service Shares                           14       1
Oppenheimer Balanced Fund/VA Service Shares                                  30       2
Oppenheimer Global Securities Fund/VA Service Shares                      3,047       3
Oppenheimer Main Street Small Cap Fund(R)/VA Service Shares               2,034      --
Oppenheimer Strategic Bond Fund/VA Service Shares                           220       3
Pioneer Cullen Value VCT Portfolio Class II                                  54       4
Pioneer Emerging Markets VCT Portfolio Class II                             979       1
Pioneer Growth Opportunities VCT Portfolio Class II                          43      --
Pioneer Mid Cap Value VCT Portfolio Class II                              1,422      --

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 6 - FINANCIAL HIGHLIGHTS

     A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2007 is as follows:

                                                    AT DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                          -----------------------------------  ----------------------------------------------------
                                                    UNIT      UNIT             INVESTMENT  EXPENSE  EXPENSE     TOTAL       TOTAL
                                                    VALUE     VALUE     NET      INCOME     RATIO    RATIO     RETURN      RETURN
                                           UNITS   LOWEST    HIGHEST   ASSETS    RATIO     LOWEST   HIGHEST    LOWEST      HIGHEST
                                          (000s)   ($) (4)   ($) (4)  ($000s)   (%) (1)    (%) (2)  (%) (2)  (%) (3)(4)  (%) (3)(4)
                                          ------  --------  --------  -------  ----------  -------  -------  ----------  ----------
ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH
   PORTFOLIO CLASS B
2007                                        --    1.027263  1.027263     --         N/A      1.30     1.30       2.73       2.73
FT VIP FRANKLIN GLOBAL COMMUNICATIONS
   FUND CLASS 2
2007                                        --    1.050116  1.050116     --         N/A      1.30     1.30       5.01       5.01
FT VIP FRANKLIN INCOME SECURITIES FUND
   CLASS 2
2007                                         1    0.997914  0.999093      1         N/A      1.30     1.65      -0.21      -0.09
FT VIP FRANKLIN MUTUAL DISCOVERY
   SECURITIES FUND CLASS 2
2007                                         2    1.019405  1.020859      2         N/A      1.30     1.65       1.94       2.09
FT VIP FRANKLIN SMALL CAP VALUE
   SECURITIES FUND CLASS 2
2007                                        --    0.938905  0.938984     --         N/A      1.30     1.50      -6.11      -6.10
FT VIP MUTUAL SHARES SECURITIES FUND
   CLASS 2
2007                                         2    0.988216  0.989088      2         N/A      1.50     1.65      -1.18      -1.09
FT VIP TEMPLETON GROWTH SECURITIES
   FUND CLASS 2
2007                                         1    0.998926  1.000113      1         N/A      1.30     1.65      -0.11       0.01
GOLDMAN SACHS BALANCED STRATEGY
   PORTFOLIO CLASS A
2007                                         1    1.012447  1.012447      1        8.26      1.30     1.30       1.24       1.24
GOLDMAN SACHS EQUITY GROWTH STRATEGY
   PORTFOLIO CLASS A
2007                                         1    1.002630  1.002630      1       15.15      1.30     1.30       0.26       0.26
GOLDMAN SACHS GROWTH AND INCOME
   STRATEGY PORTFOLIO CLASS A
2007                                         1    1.011150  1.012348      1       11.67      1.30     1.65       1.12       1.23
GOLDMAN SACHS GROWTH STRATEGY
   PORTFOLIO CLASS A
2007                                         2    1.005009  1.006034      2        9.56      1.30     1.50       0.50       0.60
GOLDMAN SACHS REAL ESTATE SECURITIES
   FUND CLASS A
2007                                        --    0.918981  0.918981     --         N/A      1.50     1.50      -8.10      -8.10
GOLDMAN SACHS VIT CAPITAL GROWTH FUND
   SERVICE SHARES
2007                                         7    1.023063  1.023559      7        0.21      1.30     1.50       2.31       2.36
GOLDMAN SACHS VIT CORE FIXED INCOME
   FUND SERVICE SHARES
2007                                         2    1.031942  1.033177      2        4.25      1.30     1.65       3.19       3.32
GOLDMAN SACHS VIT EQUITY INDEX FUND
   SERVICE SHARES
2007                                        --    0.995958  0.995958     --         N/A      1.65     1.65      -0.40      -0.40
GOLDMAN SACHS VIT GROWTH & INCOME FUND
   SERVICE SHARES
2007                                         6    0.986815  0.987135      6        2.95      1.30     1.50      -1.32      -1.29
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES
   FUND SERVICE SHARES
2007                                        --    1.021995  1.021995     --         N/A      1.30     1.30       2.20       2.20
GOLDMAN SACHS VIT MONEY MARKET FUND
   SERVICE SHARES
2007                                        --    1.011926  1.011926     --        1.98      1.30     1.30       1.19       1.19
GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL
   EQUITY FUND SERVICE SHARES
2007                                        --    1.033191  1.033191     --        8.97      1.30     1.30       3.32       3.32

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

                                                    AT DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                          -----------------------------------  ----------------------------------------------------
                                                    UNIT      UNIT             INVESTMENT  EXPENSE  EXPENSE     TOTAL       TOTAL
                                                    VALUE     VALUE     NET      INCOME     RATIO    RATIO     RETURN      RETURN
                                           UNITS   LOWEST    HIGHEST   ASSETS    RATIO     LOWEST   HIGHEST    LOWEST      HIGHEST
                                          (000s)   ($) (4)   ($) (4)  ($000s)   (%) (1)    (%) (2)  (%) (2)  (%) (3)(4)  (%) (3)(4)
                                          ------  --------  --------  -------  ----------  -------  -------  ----------  ----------
GOLDMAN SACHS VIT STRUCTURED SMALL CAP
   EQUITY FUND SERVICE SHARES
2007                                        --    0.936782  0.937258     --        1.15      1.30     1.50      -6.32      -6.27
JANUS ASPEN FORTY PORTFOLIO SERVICE
   SHARES
2007                                        --    1.177720  1.177720     --        0.58      1.30     1.30      17.77      17.77
JANUS ASPEN MID CAP GROWTH PORTFOLIO
   SERVICE SHARES
2007                                        --    1.070946  1.070946     --        0.23      1.50     1.50       7.09       7.09
JANUS ASPEN MID CAP VALUE PORTFOLIO
   SERVICE SHARES
2007                                        --    0.999382  1.001880     --        5.70      1.30     1.50      -0.06       0.19
OPPENHEIMER BALANCED FUND/VA SERVICE
   SHARES
2007                                        --    0.993461  0.993461     --         N/A      1.30     1.30      -0.65      -0.65
OPPENHEIMER GLOBAL SECURITIES FUND/VA
   SERVICE SHARES
2007                                         3    1.001358  1.001458      3         N/A      1.30     1.50       0.14       0.15
OPPENHEIMER MAIN STREET SMALL CAP
   FUND(R)/VA SERVICE SHARES
2007                                         2    0.953738  0.953738      2         N/A      1.30     1.30      -4.63      -4.63
OPPENHEIMER STRATEGIC BOND FUND/VA
   SERVICE SHARES
2007                                        --    1.046310  1.046900     --         N/A      1.30     1.65       4.63       4.69
PIONEER CULLEN VALUE VCT PORTFOLIO
   CLASS II
2007                                        --    1.008238  1.008238     --         N/A      1.30     1.30       0.82       0.82
PIONEER EMERGING MARKETS VCT PORTFOLIO
   CLASS II
2007                                         1    1.152157  1.154235      1         N/A      1.30     1.50      15.22      15.42
PIONEER GROWTH OPPORTUNITIES VCT
   PORTFOLIO CLASS II
2007                                        --    0.938337  0.938337     --         N/A      1.30     1.30      -6.17      -6.17
PIONEER MID CAP VALUE VCT PORTFOLIO
   CLASS II
2007                                         1    0.968078  0.969228      1         N/A      1.30     1.65      -3.19      -3.08

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest.

(2) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 7 - SUBSEQUENT EVENT


     During April 2008, the Board of Trustees of AllianceBernstein Variable Product Series Fund, Inc. approved the merger of the AllianceBernstein VPS Americas Government Income Portfolio Class B into the AllianceBernstein VPS U.S. Government High Grade Portfolio Class B. As a part of the merger, the AllianceBernstein VPS U.S. Government High Grade Portfolio Class B changed its name to the AllianceBernstein VPS Intermediate Bond Portfolio Class B.

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS

          Financial Statements Included in Part A

          None


          Financial Statements for Commonwealth Annuity and Life Insurance Company (the "Company" and "Depositor") and Financial Statements for Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company Financial Statements Included in Part B


          Financial Statements Included in Part C

          None

     (b)  EXHIBITS

             EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated February 9, 2007 was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is
                            incorporated by reference herein.

             EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant not pursuant to a trust indenture or other such instrument.


             EXHIBIT 3  (a) Form of Service Agreement by and between
                            the Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and the "Broker-Dealer" was previously filed in April of 2008 in Registrant's Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is
                            incorporated by reference herein. Distribution Agreement and [Distributor] is was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.. Form of Distribution Agreement and [broker/dealer] was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                        (b) Service Agreement with broker-dealers was
                            previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein. Form of Service Agreement with broker-dealers was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                        (c) Form of Selling Agreement by and between Epoch
                            Securities, Inc. ("Epoch"), Commonwealth Annuity and Life Insurance Company and "Broker-Dealer" is filed herewith.

                        (d) Underwriting and Administrative Service Agreement
                            dated January 22, 2008 between and among Commonwealth Annuity and Life Insurance Company and Epoch Securities, Inc. was previously filed in April of 2008 in Registrant's Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                        (e) Shared Services Agreement dated January 22, 2008
                            between Commonwealth Annuity and Life Insurance Company and Epoch Securities, Inc. was previously filed in April of 2008 in Registrant's Post-Effective Amendement No. 29 (Registration Statement No. 33-39702/811-6293), and is
                            incorporated by reference herein.

             EXHIBIT 4  (a) Policy (3038-07) is was previously filed on July 18,
                            2007 in Pre-Effective

                            Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein. Form of Policy was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is
                            incorporated by reference herein.

                        (b) No Withdrawal Charge Rider (4002-07) was previously
                            filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein. Form of No Withdrawal Charge Rider was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                        (c) Extended Care Waiver Rider (4009-07) (Nursing Home
                            Rider Endorsement) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein. Form of Nursing Home Rider
                            Endorsement - Extended Care Waiver on Application of Withdrawal Charges was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                        (d) Disability Waiver Rider (4008-07) was previously
                            filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein. Form of Disability Rider was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                        (e) Texas Optional Retirement Program Rider (4010-07)
                            was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                            incorporated by reference herein. Form of Texas Optional Retirement Program Rider was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is
                            incorporated by reference herein.

                        (f) Qualified Plan Rider (401a) (4011-07) was previously
                            filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein. Form of Qualified Plan Rider
                            (401a) was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                        (g) Tax Sheltered Annuity Rider (403b) (4012-07) was
                            previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein. Form of Tax Sheltered Annuity Rider (403b) was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                        (h) GLWB Rider - Single Life - Advantage IV (4003-07)
                            was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                            incorporated by reference herein. Form of GLWB Rider
                            - Single Life - Advantage IV was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is
                            incorporated by reference herein.

                        (i) GLWB Rider - Joint Life - Advantage IV (4004-07) was
                            previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein. Form of GLWB Rider - Joint Life - Advantage IV was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                        (j) ADV IV Step-Up Death Benefit Rider (4001-07) was
                            previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein. Form of Step-Up Rider for Advantage IV was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                        (k) 457 Rider (4013-07) was previously filed on July 18,
                            2007 in Pre-Effective Amendment No. 1 to
                            Registration Statement (File Nos.
                            333-141045/811-22024), and is incorporated by
                            reference herein.

             EXHIBIT 5 Form of Application (Advantage IV- AD-401) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein. Form of Application (Advantage IV and Preferred Plus) was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.


             EXHIBIT 6 Articles of Organization and Bylaws, as amended of the Company, effective as of September 1, 2006 was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.


             EXHIBIT 7      Not Applicable.


             EXHIBIT 8  (a) Third Party Agreement (TPA) between Security Benefit
                            Life Insurance Co, Security Distributors, Inc and The Goldman Sachs Group, Inc. was previously filed on February 10, 2006 in Registrant's Post-Effective Amendment No. 26 (Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

             EXHIBIT 8  (b) Directors' Powers of Attorney are filed herewith.

             EXHIBIT 9      Opinion of Counsel is filed herewith.

             EXHIBIT 10 Consent of Independent Registered Public Accounting Firm is filed herewith.

             EXHIBIT 11     None.

             EXHIBIT 12     None.

             EXHIBIT 13 Schedule for Computation of Performance Quotations is not applicable.

             EXHIBIT 14     Not Applicable.


             EXHIBIT 15 (a) Amended and Restated Participation Agreement by and
                            among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. And Commonwealth Annuity And Life Insurance Company dated July 31, 2007 was previously filed in April of 2008 in Registrant's Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is
                            incorporated by reference herein. Form of Amendment dated August 1, 2007 to the AIM Participation Agreement was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                            incorporated by reference herein.


                            Amendment dated January 1, 2003 to the AIM
                            Participation Agreement was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment #7 dated May 1, 2002 to the AIM Participation Agreement was previously filed in April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment #6 to the AIM Participation Agreement was previously filed on April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment to AIM Participation Agreement was previously filed in April 2000 in Post-Effective Amendment No. 19 of Registration Statement No. 33-44830/811-6293 and is incorporated by reference herein. Participation Agreement with AIM Variable Insurance Funds, Inc. was previously filed on August 27, 1998 in Post-Effective Amendment No. 3 in Registration Statement No. 333-11377/811-7799, and is
                            incorporated by reference herein.


             EXHIBIT 15 (b) Amended And Restated Participation Agreement among
                            Commonwealth Annuity and Life Insurance Company, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. dated as of August 1, 2007 was previously filed in April of 2008 in Registrant's Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is
                            incorporated by reference herein. Form of Amended and Restated Participation Agreement among Commonwealth Annuity and Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

             Exhibit 15 (c) Amendment No. 1 dated June 5, 2007 to Amended and
                            Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed in April of 2008in April of 2008 in Registrant's Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein. Form of Amendment dated August 1, 2007 and the Amended and Restated Participation Agreement dated September 25, 2006 with Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                            incorporated by reference herein.

             EXHIBIT 15 (d) Amended And Restated Participation Agreement dated
                            August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity And Life Insurance Company was previously filed in April of 2008 in Registrant's Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is
                            incorporated by reference herein. Form of Amendment dated August 1, 2007 to the Participation Agreement dated January 2, 2006 between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co, and Allmerica Financial Life Insurance and Annuity Company was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.


                            Participation Agreement dated January 2, 2006 between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co, and Allmerica Financial Life Insurance and Annuity Company was previously filed on April 28, 2006 in Registrant's Post-Effective Amendment No. 27 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.


             EXHIBIT 15 (e) Participation Agreement dated August 1, 2007 by and between Goldman Sachs Trust, Goldman, Sachs & Co. and Commonwealth Annuity and Life Insurance Company is filed herewith. Form of Participation Agreement dated August 1, 2007 with Goldman Sachs Trust was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

             EXHIBIT 15 (f) Form of Amendment dated August 1, 2007 to the
                            Participation Agreement with Janus was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.


                            Amendment dated February 25, 2000 to the
                            Participation Agreement with Janus was previously filed in April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Participation Agreement with Janus was previously filed on April 21, 2000 in Post-Effective Amendment No. 1 of Registration Statement No. 333-87099/811-6293 and is incorporated by reference herein.


             EXHIBIT 15 (g) Form of Amendment dated August 28, 2007 to the
                            Amended and Restated Participation Agreement dated as of May 1, 2000, by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity And Life Insurance Company as amended May 1, 2002 was previously filed in April of 2008 in Registrant's Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein. Form of Amendment dated August 1, 2007 to the Participation Agreement with Oppenheimer Variable Account Funds was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                            incorporated by reference herein.


                            Amendment dated May 1, 2002 to the Participation Agreement with Oppenheimer Variable Account Funds was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment dated May 1, 2002 to the Participation Agreement with Oppenheimer Variable Account Funds was previously filed in April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Participation Agreement with Oppenheimer Variable Account Funds was previously filed on August 27, 1998 in Post-Effective Amendment No. 3, and is incorporated by reference herein.


             EXHIBIT 15 (h) Participation Agreement dated September 19, 2007 among Pioneer Variable Contracts Trust, Commonwealth Annuity And Life Insurance Company Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. is filed herewith. Form of Participation Agreement among Pioneer Variable Contracts Trust, Commonwealth Annuity and Lie Insurance Company, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. dated August 1, 2007 was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                            incorporated by reference herein.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The principal business address of most the following Directors and Officers* is:
     85 Broad Street
     New York, NY 10004

     The principal business address of the other following Directors and Officers is:
     132 Turnpike Road, Suite 210
     Southborough, MA 01772.

                 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


NAME                           POSITION WITH COMPANY
----------------------------   --------------------------------------------------------
Allan S. Levine*               Chairman of the Board
Nicholas Helmuth von Moltke*   Director and Senior Vice President
J. William McMahon*            Director
Donald Mullen*                 Director
Timothy J. O'Neill*            Director
Michael A. Reardon             Director, President, and Chief Executive Officer
Laura Bryant                   Vice President and Chief Operating Officer
Manda J. D'Agata*              Vice President and Treasurer
Eleanor L. Kitzman             Senior Vice President and Director of Regulatory Affairs
Michael A. Pirrello            Vice President and Chief Financial Officer
Samuel Ramos*                  Vice President and Secretary
Alan Akihiro Yamamura*         Vice President and Chief Risk Officer
Margot K. Wallin               Vice President and Chief Compliance Officer


ITEM 26. PERSONS UNDER COMMON CONTROL WITH REGISTRANT


                          THE GOLDMAN SACHS GROUP, INC.

                                                    -----------------------------
                                                    | THE GOLDMAN, SACHS GROUP, |
                                                    |            INC.           |
                                                    |         (Delaware)        |
                                                    -----------------------------
                                                                 |
                                                                 |
                         -----------------------------------------------------------------------------------
---------------------    |                                               |                                 |
| GOLDMAN, SACHS &  |100%|                                               |100%                             | 100%
|       CO.         | (a)|      ---------------------         -----------------------         ----------------------------
|   (New York)      |----|      | COLUMBIA CAPITAL  |         |    COMMONWEALTH     |         |    GS REHOLDINGS, INC.   |-----
---------------------    |      | LIFE REINSURANCE  | 100%    |   ANNUITY & LIFE    |         |        (Delaware)        |    |
                         |      |      COMPANY      |------|  |INSURANCE COMPANY(b) |         ----------------------------    |
                         |      |  (South Carolina) |      |  |   (Massachusetts)   |                                         |
                         |      ---------------------      |  -----------------------                                         |
                         |               | 100%            |                                  ----------------------------    |
                         |               |                 |                                  |   LONGMORE CREDIT, LLC   |100%|
                         |      -----------------------    |    ---------------------         |        (Delaware)        |-----
                         |      | CHARLESTON CAPITAL  |    |100%| ARROW REINSURANCE |         ----------------------------    |
---------------------    |      | REINSURANCE, L.L.C. |    |----|  COMPANY LIMITED  |                                         |
|   GOLDMAN SACHS   |100%|      |  (South Carolina)   |    |    |     (Bermuda)     |                                         |
| ASSET MANAGEMENT, | (a)|      -----------------------    |    ---------------------         ----------------------------    |
|       L.P.        |----|                                 |                                  |   LONGMORE CAPITAL, LLC   |100%|
|    (Delaware)     |    |                                 |    ---------------------         |        (Delaware)        |-----
---------------------    |                                 |    |   ARROW CAPITAL   |         ----------------------------    |
                         |      -----------------------    |    |REINSURANCE COMPANY|                                         |
                         |      |    PEARL STREET     |100%|100%|      LIMITED      |                                         |
---------------------100%|      |  INSURANCE COMPANY  |----|----|     (Bermuda)     |         ----------------------------    |
|   GOLDMAN SACHS   |(a) |      |      (Vermont)      |    |    ---------------------         |     LONGMORE CREDIT      |100%|
|   INTERNATIONAL   |----|      -----------------------    |                                  |      SERVICES, LLC       |-----
| (United Kingdom)  |                                      |    ------------------------      |        (Delaware)        |
---------------------                                      |    |    GOLDMAN SACHS     |      ----------------------------
                                -----------------------    |100%| RISK SERVICES L.L.C. |
                                |    GOLDMAN SACHS    |100%|----|      (Delaware)      |
                                |  RISK BROKERS, INC. |----|    ------------------------
                                |      (Delaware)     |    |
                                -----------------------    |    ----------------------    ----------------------------
                                                           |100%|  EASTPORT CAPITAL  |100%|    EPF FINANCIAL, LLC(c) |
                                                           |----|        CORP.       |----|        (Delaware)        |
                                -----------------------    |    |     (Delaware)     |    |                          |
                                |    GOLDMAN SACHS    |100%|    ----------------------    ----------------------------
                                | RISK ADVISORS, L.P. |----|
                                |      (Delaware)     |    |    ----------------------
                                -----------------------    |    |   ARROW CORPORATE  |
                                                           | 25%|   MEMBER HOLDINGS  |
                                                           |----|     LLC LIMITED    |
                                                           |    |      (Delaware)    |    ----------------------
                                                           |    ----------------------    |  ARROW CORPORATE   |
                                                           |              | 75%           |   MEMBER LIMITED   |
                                                           -------------------------------|      (England)     |
                                                                                          ----------------------


(a) GS Group holds 100% of the equity interest in these subsidiaries through one or more intermediary holding companies

(b) Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company

(c)  Eastport Financial, L.L.C. was renamed EPF Financial, LLC

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
Arrow Syndicate 1910        Underwrites World property           England               1        Arrow Corporate            100.00%
                            catastrophe, Lyods mkt                                              Member Limited


NIHON HOTEL INVESTMENT TK   To hold hotels in Japan.             Japan                 3        GOLDMAN SACHS GROUP,        39.47%
                                                                                                INC. (THE

                                                                                                GS STRATEGIC                50.13%
                                                                                                INVESTMENTS JAPAN

                                                                                                NIHON HOTEL                 10.40%
                                                                                                INVESTMENT CO.,LTD
                                                                                                                         ---------
                                                                                                                           100.00%

ELQ INVESTORS, LTD          "Holding" company for distressed     England               1        MTGLQ INVESTORS, L.P.      100.00%
                            debt investments

KANSAI REALTY CO., LTD.     Astoria deal;Holding Real Estate.    Japan                 1        MG PARTNERS TK             100.00%

PRIME EQUITY CO.,LTD.       Astoria deal;Subsidiary of MG        Japan                 1        GOLDMAN SACHS REALTY       100.00%
                            Partners;Real estate business                                       JAPAN COR

Ito Onsen Management Co.    Flagged for New Onsen deal           Japan                 1        GOLDMAN SACHS REALTY       100.00%
Ltd                         (Ebina);Management of Ryokan                                        JAPAN COR
                            (Japanese Hotel).

GK Musashino Kaihatsu       Flagged for Tohoku REO deal.Real     Japan                 1        MLQ INVESTORS, L.P.        100.00%
                            Estate

Kaike Onsen Hotel Mgmt Co   Management of Ryokan.(Japannese      Japan                 1        GOLDMAN SACHS REALTY       100.00%
Ltd                         Hotel);Flagged for Onsen deal.                                      JAPAN COR

GK Universal Hotel          Purchasing loan;Flagged for Hotel    Japan                 1        AR Holdings GK             100.00%
Management                  Universal Port Deal.

GK Kitanomaru               Purchasing Loans, Holding Real       Japan                 1        MLQ INVESTORS, L.P.        100.00%
                            estates and  Securities

RIO NEGRO ASSESSORIA LTDA.  (AMC Brazil) rendering of services   BRAZIL                2        MTGLQ INVESTORS, L.P.      100.00%
                            of collection, staff,
                            restructuring and management of                                     GS FINANCIAL SERVICES        0.00%
                            assets                                                              L.P.
                                                                                                                         ---------
                                                                                                                           100.00%

ARCHON GEN-PAR, INC.        1% general partner of Archon         Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            Group, L.P.                                                         INC. (THE

Goldman Sachs (France)      1% owner of Goldman Sachs Overseas   Delaware              1        GOLDMAN SACHS GROUP,       100.00%
Finance                     Finance, L.P.; formerly owned 2                                     INC. (THE
                            Hong Kong companies which have
                            since been liquidated.
                            Non-regulated holding company.

JADE DRAGON (MAURITIUS)     1) SPV for holding both India and    Mauritius             1        TIGER STRATEGIC            100.00%
LIMITE                      PRC investments. 2) Holding                                         INVESTMENTS LT
                            company for venture capital
                            companies in India and PRC.

Litton Cons & Corp LLC      100 % Subsidiary of GS Bank USA      [-]                   1        GOLDMAN SACHS BANK         100.00%
                            (0247) and .01% owner of Litton                                     (USA) INC
                            Loan Servicing LP.

Litton Mortgage Servicing   100 % Subsidiary of GS Bank USA      Utah                  1        GOLDMAN SACHS BANK         100.00%
LLC                         (0247) and 99.99% owner of Litton                                   (USA) INC
                            Loan Servicing LP.

ARES FINANCE S.R.L.         A securitization vehicle             Italy                 1        GOLDMAN SACHS GROUP,        50.00%
                            established under Italian law that                                  INC. (THE
                            holds sub-performing assets and
                            has issued debt secured by these
                            assets.

KAKEGAWA HOLDINGS TK        A trustor and Master Lessee of       Japan                 2        KAKEGAWA HOLDINGS            5.00%
                            Kakegawa Grand Hotel.                                               CO.,LTD

                                                                                                GS FINANCIAL SERVICES       75.00%
                                                                                                L.P.
                                                                                                                         ---------
                                                                                                                            80.00%

PNW, LLC                    A utilities supplier of energy and   Delaware              1        SSIG SPF ONE LQ, LLC       100.00%
                            energy-related products.

GOLDMAN SACHS MITSUI        AAA rated company established to     Delaware              2        GSMMDPGP INC.                1.00%
MARINE DR                   provide credit rating enhancement
                            to derivative product trading.                                      GOLDMAN SACHS               49.00%
                            All trades to third parties are                                     HOLDINGS (NETHE)
                            back to back with affiliates.                                                                ---------
                                                                                                                            50.00%

GS PRIME HOLDINGS LLC       Acquired as part of the Linden       Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            Venture.                                                            INC. (THE

LEAF GREEN TK               Acquiring non performing loans and   Japan                 3        GOLDMAN SACHS GROUP,         5.11%
                            realizing them.                                                     INC. (THE

                                                                                                LEAF GREEN CO, LTD           5.00%

                                                                                                GS Holdings Mauritius       45.51%
                                                                                                Limited
                                                                                                                         ---------
                                                                                                                            55.63%

REAL ESTATE CREATION FUND   Acquiring non performing loans and   Japan                 2        REC INVESTMENTS TK          85.00%
TK                          realizing them.( Resona Deal )
                                                                                                REAL ESTATE CREATION         5.00%
                                                                                                FUND CO.,
                                                                                                                         ---------
                                                                                                                            90.00%

GS ASSET BACKED             Acquisition and disposition of       Delaware              1        GOLDMAN SACHS GROUP,       100.00%
SECURITIES COR              asset-backed securities                                             INC. (THE

THO B.V.                    Acquisition of an associate share    Netherlands           1        ELQ INVESTORS, LTD         100.00%
                            (45%) in Akfen, Turkish real
                            estate entity.

SSIG SPF ONE LQ, LLC        Actively managed opportunity fund    Delaware              1        MTGLQ INVESTORS, L.P.      100.00%
                            which invests in distressed credit.

GS COMM MORTGAGE CAPITAL,   Acts as a general partner of         Delaware              1        MLQ INVESTORS, L.P.        100.00%
LLC.                        Archon Financial L.P.

SLK INDEX SPECIALISTS LLC   Acts as the AMEX specialist in       New York              1        GS EXECUTION AND           100.00%
                            index-based derivative products.                                    CLEARING, L.P
                            Broker Dealer; SEC File No. 8-44563

GS FUND MANAGEMENT S.A.     Administration and management of     Luxembourg            2        GOLDMAN SACHS                1.00%
                            one or several mutual investment                                    HOLDINGS (U.K.)
                            funds or investment companies
                            organised under the laws of                                         GOLDMAN SACHS (UK)          99.00%
                            Luxembourg.  Management company                                     L.L.C.
                            for German Bond Fund.                                                                        ---------
                                                                                                                           100.00%

MORTGAGE ASSET MANAGEMENT   Administrative services related to   Delaware              1        GOLDMAN SACHS GROUP,       100.00%
CORP                        issuance of collateralized                                          INC. (THE
                            mortgage obligations

GS CALIC                    AFLIAC contains the variable         Massachusetts         1        GOLDMAN SACHS GROUP,       100.00%
                            annuity and variable universal                                      INC. (THE
                            life business acquired from
                            Allmerica Financial Corp.AFLIAC
                            contains the variable annuity and
                            variable universal life business
                            acquired from Allmerica Financial
                            Corp.AFLIAC contains the variablea

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
MUNI TIC TOC SERIES TRUST   Aggregation of multiple trusts       United States         1        GOLDMAN, SACHS & CO.       100.00%
CONS                        used in connection with the
                            municipal tender option bond
                            program (TIC TOC).

GSTP LLC                    Aircraft ownership and leasing       Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                                                                                                INC. (THE

REMARK CAPITAL GROUP, LLC   An AMSSG related entity that         Delaware              1        MTGLQ INVESTORS, L.P.       75.00%
                            manages and services portfolios of
                            consumer auto loans.

South Wind TK               An ASSG related entity that holds    Japan                 4        GOLDMAN SACHS GROUP,         8.15%
                            golf courses and related assets in                                  INC. (THE
                            Japan.
                                                                                                GS STRATEGIC                10.00%
                                                                                                INVESTMENTS JAPAN

                                                                                                SOUTH WIND REALTY            5.00%
                                                                                                FINANCE(CAYM

                                                                                                SHIGA (DELAWARE) LLC        35.00%
                                                                                                                         ---------
                                                                                                                            58.15%

NIHON ENDEAVOR FUND TK      An ASSG related entity that          Japan                 2        GOLDMAN SACHS GROUP,        55.04%
                            invests in distressed loans                                         INC. (THE

                                                                                                NIHON ENDEAVOR FUND          5.10%
                                                                                                CO., LTD
                                                                                                                         ---------
                                                                                                                            60.14%

LINDEN WOOD IIS TK          An ASSG related entity that          Cayman Islands        2        LINDEN WOOD IIS LTD          5.00%
                            invests in distressed loans.
                                                                                                GS FINANCIAL SERVICES       75.00%
                                                                                                L.P.
                                                                                                                         ---------
                                                                                                                            80.00%

LINDEN WOOD TK              An ASSG related entity that          Japan                 2        LINDEN WOOD, LTD             5.00%
                            invests in distressed loans.
                                                                                                GS FINANCIAL SERVICES       75.00%
                                                                                                L.P.
                                                                                                                         ---------
                                                                                                                            80.00%

SOLAR WIND TK               An ASSG related entity that          Japan                 2        SOLAR WIND, LTD              5.00%
                            invests in distressed loans.
                                                                                                KIRI (DELAWARE) LLC         75.00%
                                                                                                                         ---------
                                                                                                                            80.00%

REC INVESTMENTS TK          An ASSG related entity that          Japan                 2        GS STRATEGIC                69.00%
                            invests in loans.                                                   INVESTMENTS JAPAN

                                                                                                REC INVESTMENTS CO.,         5.00%
                                                                                                LTD
                                                                                                                         ---------
                                                                                                                            74.00%

GAC PERSONAL TK             An ASSG related entity that          Japan                 2        GAC PERSONAL CO. LTD         5.00%
                            purchased residential loans from
                            Chiyoda Life.                                                       GS FINANCIAL SERVICES       95.00%
                                                                                                L.P.
                                                                                                                         ---------
                                                                                                                           100.00%

Slow Group Co.,Ltd.         An insurance company for pets.       Japan                 1        JUPITER INVESTMENT          81.79%
                                                                                                CO,. LTD.

EPOCH SECURITIES INC        An investment bank that uses         Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            sophisticated technology to                                         INC. (THE
                            connect to individual investors in
                            the United States.

Garden Capital Plaza SRL    An investment hodling entity         Barbados              2        GOLDMAN SACHS GROUP,        19.97%
                                                                                                INC. (THE

                                                                                                BAEKDU INVESTMENTS          30.00%
                                                                                                LIMITED
                                                                                                                         ---------
                                                                                                                            49.97%

MINAMI AOYAMA KAIHATSU      Aoyama-deal・Holding Real      Japan                 1        GOLDMAN SACHS REALTY       100.00%
CO., LT                     Estate.                                                             JAPAN COR

VANTAGE MARKET PLACE LLC    As part of Goldman Sachs'            Delaware              1        VANTAGE MARKETPLACE        100.00%
                            independent research platform,                                      HOLDINGS,
                            Vantage Marketplace LLC's subject
                            matter experts will consult with
                            clients who have contracted the
                            expert's services on specific
                            questions/topics.

GSEM (DEL) HOLDINGS, L.P.   As part of the GSEM L.P.             Delaware              2        GOLDMAN SACHS GLOBAL        25.00%
                            restructuring, entity is being                                      HOLDINGS
                            formed as part of the holding
                            company structure for GSEM L.P.                                     GSEM DEL INC                75.00%
                                                                                                                         ---------
                                                                                                                           100.00%

GSEM BERMUDA HOLDINGS,      As part of the GSEM L.P.             Bermuda               2        GOLDMAN SACHS GLOBAL         1.00%
L.P.                        restructuring, entity is being                                      HOLDINGS
                            formed as part of the holding
                            company structure for GSEM L.P.                                     GSEM (DEL) HOLDINGS,        99.00%
                                                                                                L.P.
                                                                                                                         ---------
                                                                                                                           100.00%

GS INVESTMENT STRATEGIES,   Asset Management Company             Delaware              1        GOLDMAN SACHS GROUP,       100.00%
LLC                                                                                             INC. (THE

GS EURO INV GRP II LTD      Asset owning subsidiary for GS       England               1        GS EURO OPP FUND II LP     100.00%
                            European Opportunities Fund II

KANSAI REALTY TK            ASSG entity engaged in real estate   Japan                 2        MG PARTNERS TK              99.00%
                            activities in Japan.
                                                                                                KANSAI REALTY CO.,           1.00%
                                                                                                LTD.
                                                                                                                         ---------
                                                                                                                           100.00%

NJLQ (IRELAND) LTD          ASSG entity to hold the Jinro        Ireland               1        GS FINANCIAL SERVICES      100.00%
                            loan.Established to hold ASSG                                       L.P.
                            positions in Korean assets.

JUPITER INVESTMENT CO,.     ASSG Equity Position                 Japan                 1        MLQ INVESTORS, L.P.        100.00%
LTD.

FJT (HK) LIMITED            ASSG related entity holding a        Hong Kong             2        GOLDMAN SACHS GROUP,        39.47%
                            hotel property in China.                                            INC. (THE

                                                                                                GOLDMAN SACHS (ASIA)        60.53%
                                                                                                FIN. HLDG
                                                                                                                         ---------
                                                                                                                           100.00%

Tamatsukuri Onsen Mgt Co.   ASSG/REPIA Onsen deal.Managiment     Japan                 1        GOLDMAN SACHS REALTY       100.00%
Ltd                         of Onsen ryokan( Japanese style                                     JAPAN COR
                            Hotel.)

GK TAMATSUKURI ONSEN        ASSG/REPIA Onsen deal.Managiment     Japan                 1        AR Holdings GK             100.00%
KAIHATSU                    of Onsen ryokan( Japanese style
                            Hotel.)

MG PARTNERS CO LTD.         Astoria dealReal estate business     Japan                 1        SOLAR WIND TK              100.00%

BLUE DAISY TK               Blue Daisy is a vehicle to invest    Japan                 1        BLUE DAISY CO.,LTD.         50.00%
                            in recruit through its
                            participation in the secondary
                            shares acquired by Nochu.

G.S. DO BRASIL BANCO        Brazilian bank.                      BRAZIL                2        GOLDMAN SACHS GROUP,        99.90%
MULTIPLO,                                                                                       INC. (THE

                                                                                                GOLDMAN SACHS GLOBAL         0.10%
                                                                                                HOLDINGS
                                                                                                                         ---------
                                                                                                                           100.00%

GS DO BRASIL CORRETORA      Brazilian broker dealer entity       [-]                   2        G.S. DO BRASIL BANCO        99.99%
                            that will enable GS to trade cash                                   MULTIPLO,
                            equities and listed options
                            directly with the Brazilian                                         GOLDMAN SACHS                0.01%
                            exchange (BOVESPA).                                                 REPRESENTACOES L
                                                                                                                         ---------
                                                                                                                           100.00%

CIN MANAGEMENT LIMITED      British Coal's pension fund          England               1        GOLDMAN SACHS ASSET        100.00%
                            manager (see Other Information)                                     MGMT HOLDI

GS EXECUTION AND            Broker Dealer; SEC File No.          New York              1        SPEAR, LEEDS &             100.00%
CLEARING, L.P               8-00526;  proprietary trading,                                      KELLOGG LLC
                            customer business clearing firm

GOLDMAN, SACHS & CO.        Broker/dealer engaging in            New York              2        THE GOLDMAN, SACHS &         0.20%
                            proprietary & agency transactions                                   CO. L.L.C
                            in fixed income, equity and
                            currency markets; principal                                         GOLDMAN SACHS GROUP,        99.80%
                            provider of the Firm's investment                                   INC. (THE
                            banking services; primary dealer                                                             ---------
                            effective 12/74; member NYSE since                                                             100.00%
                            1/1/27.

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
GOLDMAN SACHS               Broker/dealer which engages in       England               2        GOLDMAN SACHS               99.00%
INTERNATIONAL               proprietary and agency                                              HOLDINGS (U.K.)
                            transactions in the fixed income,
                            equity and currency market,                                         GOLDMAN SACHS GROUP          1.00%
                            provides investment banking                                         HOLDINGS (
                            services in Europe; Rep. office in                                                           ---------
                            Madrid; 4/3/98 Branches opened in                                                              100.00%
                            South Africa, Stockholm and Milan

GOLDMAN SACHS (ASIA)        Broker/dealer with dealing and       Delaware              1        GS Holdings (Hong          100.00%
L.L.C.                      underwriting business.  Registered                                  Kong) Ltd
                            in HK with HK Coy Registry.  Date
                            of registration in HK 22nd July
                            1994.Licensed under the HK
                            Securities and Futures Ordinance
                            for the following regulated
                            activities: Type 1 dealing in secur

GS (INDIA) SECURITIES       Broker/Dealer, merchant banking,     India                 1        GOLDMAN SACHS              100.00%
PVT.LTD.                    provide financial services                                          (MAURITIUS) L.L.

MERCER ALLIED COMPANY L.P.  Broker/Dealer.  Part of Ayco         Delaware              2        GS AYCO HOLDINGS LLC         1.00%
                            acquisition.
                                                                                                THE AYCO COMPANY L.P.       99.00%
                                                                                                                         ---------
                                                                                                                           100.00%

BRM Holdings LLC            Business Records Management          [-]                   1        GSFS INVESTMENT I CORP      82.00%

GOLDMAN SACHS               Business tranferred to Goldman       England               1        GOLDMAN SACHS              100.00%
INTERNATIONAL FI            Sachs International                                                 HOLDINGS (U.K.)

J. ARON & COMPANY           Business tranferred to J. Aron &     England               2        GOLDMAN SACHS               50.00%
(BULLION)                   Company (U.K.)                                                      HOLDINGS (U.K.)

                                                                                                GOLDMAN SACHS GROUP         50.00%
                                                                                                HOLDINGS (
                                                                                                                         ---------
                                                                                                                           100.00%

GSTM LLC                    capital management                   Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                                                                                                INC. (THE

AMC OF AMERICA LP           Capital restructure.                 Delaware              2        MTGLQ INVESTORS, L.P.       99.00%

                                                                                                AMC OF AMERICA LLC           1.00%
                                                                                                                         ---------
                                                                                                                           100.00%

Goldman, Sachs Gives gGmbH  Charity                              Germany               1        GSCO BETEILIGUNGS GMBH     100.00%

BEIJING GAO HUA             Chinese entity engaged in            People's              3        BEIJING GAO WANG            33.33%
SECURITIES CL               underwriting and proprietary         Republic of                    VENTURE CCL
                            trading of securities as well as     China
                            providing financial advisory                                        BEIJING DE SHANG            33.33%
                            services.                                                           VENTURE CCL

                                                                                                BEIJING HOU FENG            33.33%
                                                                                                VENTURE CCL
                                                                                                                         ---------
                                                                                                                           100.00%

GOLDMAN SACHS FUTURES PTE   Clearing of futures and options      Singapore             1        GOLDMAN SACHS FX           100.00%
LTD                         contracts                                                           (SINGAPORE) P

SunE Solar Fund I LLC       Company founded to support the       Delaware              1        GS SOLAR POWER I, LLC      100.00%
                            installation of solar electric
                            systems.

GS CAP PARTNERS 2000        Consolidating employee fund.         Delaware              1        GOLDMAN SACHS GROUP,       100.00%
EMPLOY FU                                                                                       INC. (THE

Kinbley Realty PTE Ltd.     Consolidation of AEJ Entity. To      Singapore             1        Dhoni Cayman Holding       100.00%
                            acquire 48units which consists of                                   Ltd
                            apartments and townhouses in
                            residential development in
                            Singapore.

FUKUOKA TOSHI KAIHATSU TK   Consolidation of Japan Entity (REO   Japan                 3        GOLDMAN SACHS GROUP,        19.57%
                            acquisition).  To hold Real Estate.                                 INC. (THE

                                                                                                GS STRATEGIC                25.00%
                                                                                                INVESTMENTS JAPAN

                                                                                                FUKUOKA TOSHI                5.00%
                                                                                                KAIHATSU CO.,LTD
                                                                                                                         ---------
                                                                                                                            49.57%

SHINING PARTNERS TK2        Consolidation of Japan Entity (to    Japan                 2        GS STRATEGIC                95.00%
                            hold SPL portfolio)                                                 INVESTMENTS JAPAN

                                                                                                SHINING PARTNERS             5.00%
                                                                                                LTD(TKO)
                                                                                                                         ---------
                                                                                                                           100.00%


SHINING PARTNERS TK         Consolidation of Japan Entity (to    Japan                 2        GS STRATEGIC                75.00%
                            hold SPL portfolio)                                                 INVESTMENTS JAPAN

                                                                                                SHINING PARTNERS             5.00%
                                                                                                LTD(TKO)
                                                                                                                         ---------
                                                                                                                            80.00%

ARCHON GROUP DEUTSCHLAND,   Consultancy on economic and          Germany               1        ARCHON INTERNATIONAL,      100.00%
GMBH                        technical aspects of investment in                                  INC.
                            real estate.  Set up to support
                            Archon's activities in Germany.

YOSHINO HOSPITALITY         Created for Ometosando deal          Japan                 1        GOLDMAN SACHS REALTY       100.00%
CO.,LTD.                                                                                        JAPAN COR

REAL ESTATE CREATION        Created for Ometosando deal          Japan                 1        GOLDMAN SACHS REALTY       100.00%
FUND2 CO.                                                                                       JAPAN COR

NAGASAKA KAIHATSU CO.,LTD   Created for Ometosando deal          Japan                 1        GOLDMAN SACHS REALTY       100.00%
                                                                                                JAPAN COR

YOSHINO KAIHATSU CO.,LTD.   Created for Ometosando deal          Japan                 1        GOLDMAN SACHS REALTY       100.00%
                                                                                                JAPAN COR

STAR GATE REALTY CO.,LTD.   Created for Ometosando deal          Japan                 1        GOLDMAN SACHS REALTY       100.00%
                                                                                                JAPAN COR

REC INVESTMENTS2 CO.,LTD.   Created for Ometosando deal          Japan                 1        GOLDMAN SACHS REALTY       100.00%
                                                                                                JAPAN COR

PHOENIX OXNARD (DELAWARE)   Created for transaction in           Delaware              1        MLQ INVESTORS, L.P.        100.00%
LLC                         JapanCreated for transaction in
                            Japan


DANDELION INVESTMENTS TK    Dandelion has made investments in    Japan                 2        DANDELION INVESTMENTS        5.00%
                            Green mountain to acquire                                           CO.,LTD.
                            non-performing loans from Linden
                            Wood an existing SPC of the ASSG                                    GS FINANCIAL SERVICES       73.00%
                            business.                                                           L.P.
                                                                                                                         ---------
                                                                                                                            78.00%

J. ARON & COMPANY           Dealer in petroleum, metals          New York              2        THE J. ARON                  0.20%
                            (precious and base), grain and                                      CORPORATION
                            coffee/cocoa in the spot and
                            forward markets and foreign                                         J. ARON HOLDINGS, L.P.      99.80%
                            currency options and maintains                                                               ---------
                            seats on various exchanges;                                                                    100.00%
                            Commodities dealer

RTV VENTURES LLC            Delaware entity established to       Delaware              1        GOLDMAN SACHS CREDIT        66.70%
                            service an existing loan portfolio.                                 PARTNERS

PRIME ASSET CO. LTD         Dormant                              Japan                 1        GOLDMAN SACHS REALTY       100.00%
                                                                                                JAPAN COR

P T GOLDMAN SACHS           dormant company                      Indonesia             3        GOLDMAN SACHS (ASIA         90.00%
INDONESIA                                                                                       PACIFIC) L

                                                                                                GOLDMAN SACHS GLOBAL         0.10%
                                                                                                HOLDINGS

                                                                                                GOLDMAN SACHS                9.90%
                                                                                                (CAYMAN) HOLDING
                                                                                                                         ---------
                                                                                                                           100.00%

HULL TRADING ASIA, LTD.     Dormant.  Proprietary trading        Hong Kong             1        GS ASIAN VENTURE           100.00%
                            firm.Holds a trading right in the                                   (DELAWARE) LL
                            Hong Kong Futures Exchange.

GOLDMAN SACHS POWER L.L.C.  DULLES HOLDING CORP. was former      Delaware              2        J. ARON HOLDINGS, L.P.      99.00%
                            name. Established to serve as the
                            exclusive advisor to Constellation                                  J. ARON & COMPANY            1.00%
                            Power Source Inc. for power                                                                  ---------
                            trading and risk management.                                                                   100.00%

THE EUROPEAN POWER SRC CO   Dutch Holding Co for Pan-European    Netherlands           1        GOLDMAN SACHS GROUP,       100.00%
BV                          power trading business                                              INC. (THE

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
ELQ Holdings (UK) Ltd       ELQ Holdings (UK) Ltd holds ELQ II   United Kingdom        1        ELQ Holdings (Del) LLC     100.00%
                            and ELQ III. As part of the
                            firmwide project to reduce the
                            firms effective tax rate, US tax
                            have been reviewing the ESSG
                            structures and have determined
                            that ELQ (func ccy USD) to be sub
                            optimal from a tax perspective and
                            therefore have had sign off from
                            the desk, legal and controllers to
                            incorproate ELQ2 which will be an
                            exact replica of ELQ but will be
                            set up in a more tax efficient way
                            from day 1.  The idea is for all
                            ELQ to keep its existing
                            investments, although the
                            investments held in Russia and the
                            Baltic states already owned by ELQ
                            may be transfered to ELQ2, and
                            ELQ2 will being to take on all new
                            transactions either as direct
                            balance sheet investments or
                            through subsidiary ownership

ELQ Investors II Ltd        ELQ Holdings (UK) Ltd holds ELQ      United Kingdom        1        ELQ Holdings (UK) Ltd      100.00%
                            Investors II Ltd and ELQ Investors
                            III Ltd. As part of the firmwide
                            project to reduce the firms
                            effective tax rate, US tax have
                            been reviewing the ESSG structures
                            and have determined that ELQ (func
                            ccy USD) to be sub optimal from a
                            tax perspective and therefore have
                            had sign off from the desk, legal
                            and controllers to incorproate
                            ELQ2 & ELQ 3 which will be an
                            exact replica of ELQ but will be
                            set up in a more tax efficient way
                            from day 1.  The idea is for all
                            ELQ to keep its existing
                            investments, although the
                            investments held in Russia already
                            owned by ELQ may be transfered to
                            ELQ 3, and ELQ3 will being to take
                            on all new Russian transactions
                            either as direct balance sheet
                            investments or through subsidiary
                            ownership

ELQ Investors III Ltd       ELQ Holdings (UK) Ltd holds ELQ      United Kingdom        1        ELQ Holdings (UK) Ltd      100.00%
                            Investors II Ltd and ELQ Investors
                            III Ltd. As part of the firmwide
                            project to reduce the firms
                            effective tax rate, US tax have
                            been reviewing the ESSG structures
                            and have determined that ELQ (func
                            ccy USD) to be sub optimal from a
                            tax perspective and therefore have
                            had sign off from the desk, legal
                            and controllers to incorproate
                            ELQ2 & ELQ 3 which will be an
                            exact replica of ELQ but will be
                            set up in a more tax efficient way
                            from day 1.  The idea is for all
                            ELQ to keep its existing
                            investments, although the
                            investments held in Russia already
                            owned by ELQ may be transfered to
                            ELQ 3, and ELQ3 will being to take
                            on all new Russian transactions
                            either as direct balance sheet
                            investments or through subsidiary
                            ownership

GOLDMAN SACHS SERVICES      Employer of certain employees        British Virgin        1        GOLDMAN SACHS GLOBAL       100.00%
(B.V.I.                     whose services are lent to GSIL      Islands                        SERVICES
                            and GS(J)C

GOLDMAN SACHS GLOBAL        Employer of certain US               Cayman Islands        1        GOLDMAN SACHS GROUP,       100.00%
SERVICES                    citizens/green card holders                                         INC. (THE
                            outside US

GOLDMAN SACHS GLOBAL        Employer of certain US               Cayman Islands        2        GOLDMAN SACHS GLOBAL         1.00%
SERVICES                    citizens/green card holders                                         HOLDINGS
                            outside US
                                                                                                GOLDMAN SACHS               99.00%
                                                                                                (CAYMAN) HOLDING
                                                                                                                         ---------
                                                                                                                           100.00%

Rothesay Pensions Mgmt      Employer Sponsor Company for         [-]                   1        GOLDMAN SACHS GROUP,       100.00%
Limited                     Defined Benefit Pension Plan                                        INC. (THE

GOLDMAN SACHS EUROPE        Employs consultants to Investment    Isle of Jersey        1        GOLDMAN SACHS              100.00%
LIMITED                     Banking Division; contracts with                                    INTERNATIONAL
                            International Advisers;

EASTPORT CAPITAL            Engage in life settlements business  Delaware              1        GOLDMAN SACHS GROUP,       100.00%
CORPORATION                                                                                     INC. (THE

GS DIVERSIFIED HOLDINGS     Engage in potential structured       Delaware              2        GS FINANCIAL SERVICES       99.99%
II LLC                      transaction with Azteca.                                            L.P.

                                                                                                GS DIVERSIFIED               0.01%
                                                                                                FINANCE III LLC
                                                                                                                         ---------
                                                                                                                           100.00%

GSB1 - GS BANK (EUROPE)     Entitiy for Irish Bank               Ireland               1        GS Ireland Holdings        100.00%
PLC                                                                                             Ltd

CHESHIRE HOLDINGS EUROPE    Entity established to facilitate     Isle of Jersey        1        GOLDMAN SACHS GROUP,       100.00%
LIMIT                       structured financing.                                               INC. (THE

LUGE LLC                    Entity established to facilitate     Delaware              1        MEHETIA HOLDINGS INC       100.00%
                            structured financing.

GSGF MORTGAGE I, CO         Entity established to facilitate     Delaware              1        GS FINANCIAL SERVICES      100.00%
                            structured financing.                                               L.P.

GSGF MORTGAGE II, CO        Entity established to facilitate     Delaware              1        GS FINANCIAL SERVICES      100.00%
                            structured financing.                                               L.P.

GS MORTGAGE I, PARTNERS     Entity established to facilitate     Delaware              2        GOLDMAN SACHS               95.00%
                            structured financing.                                               MORTGAGE COMPANY

                                                                                                GS MORTGAGE I                5.00%
                                                                                                HOLDINGS, LLC
                                                                                                                         ---------
                                                                                                                           100.00%

MEHETIA INC                 Entity established to facilitate     Delaware              1        MEHETIA HOLDINGS INC       100.00%
                            structured financing.

CARRERA2 LLC                Entity established to facilitate     Delaware              1        MEHETIA HOLDINGS INC       100.00%
                            structured financing.

COUNTY ASSETS LIMITED       Entity established to facilitate     Cayman Islands        1        COUNTY FUNDING LIMITED     100.00%
                            structured financing.

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
COUNTY FUNDING LIMITED      Entity established to facilitate     England               1        COUNTY UK LIMITED          100.00%
                            structured financing.

COUNTY UK LIMITED           Entity established to facilitate     Cayman Islands        1        GS GLOBAL INVESTMENTS      100.00%
                            structured financing.                                               UK, INC.

GS GLOBAL INVESTMENTS UK,   Entity established to facilitate     Delaware              1        GS GLOBAL INVESTMENTS      100.00%
INC.                        structured financing.                                               CO.

GS GLOBAL PARTNERS LLC      Entity established to facilitate     Delaware              1        GS FINANCIAL SERVICES      100.00%
                            structured financing.                                               L.P.

GS MORTGAGE I HOLDINGS,     Entity established to facilitate     Delaware              1        GOLDMAN SACHS              100.00%
LLC                         structured financing.                                               MORTGAGE COMPANY

GS V-1 HOLDINGS, L.P.       Entity established to facilitate     Bermuda               2        GOLDMAN SACHS GROUP,         1.00%
                            structured financing.                                               INC. (THE

                                                                                                GOLDMAN SACHS GLOBAL        99.00%
                                                                                                HOLDINGS
                                                                                                                         ---------
                                                                                                                           100.00%

GS GLOBAL MARKETS INC       Entity established to facilitate     Delaware              1        GS FINANCIAL SERVICES      100.00%
                            structured financing.                                               L.P.

GS Private Bank Ltd.        Entity for Irish Bank                Ireland               2        GOLDMAN SACHS GLOBAL        25.00%
                                                                                                HOLDINGS

                                                                                                GS Pvt Bank Holdings        75.00%
                                                                                                LLC
                                                                                                                         ---------
                                                                                                                           100.00%

GS Ireland Holdings Ltd     Entity for Irish Bank- GSB6          Ireland               1        GS Private Bank Ltd.       100.00%

GOLDMAN SACHS CANADA        Entity formed during 1996 to         Nova Scotia           2        GOLDMAN SACHS GROUP,         1.00%
CREDIT PA                   participate in the Canadian Senior                                  INC. (THE
                            bank debt business; holds
                            inventory of and trades senior                                      GOLDMAN SACHS CREDIT        99.00%
                            bank debt.                                                          PARTNERS
                                                                                                                         ---------
                                                                                                                           100.00%

WILLIAM STREET EQUITY       Entity invests in William Street     Delaware              1        GOLDMAN SACHS CAPITAL      100.00%
                            Funding Corporation in exchange                                     MARKETS,
                            for equity and mezzanine
                            securities.Entity invests in
                            William Street Funding Corporation
                            in exchange for equity and
                            mezzanine securities.

SAVOY ASSOCIATES, LLC       Entity is a condominium developer    Delaware              1        REP SVY HOLDINGS           100.00%
                            that is engaged in the business of                                  REALTY, LLC
                            selling its developed properties.

GS LEASING LIMITED          Entity is a partnerships set up to   Cayman Islands        2        GS LEASING NO. 1            90.00%
PARTNESHIP                  enter into a finance lease with                                     LIMITED
                            Tesco Plc. It will acquire assets
                            from Tesco and then lease them                                      GS Leasing No. 3            10.00%
                            back in the form of the finance                                     Limited
                            lease. As such the fixed assets do                                                           ---------
                            not go on the GS balance sheet.                                                                100.00%
                            Instead there is a lease
                            receivable.

GS Capital Funding UK I     Entity is part of the European       England               1        GS DIVERSIFIED             100.00%
Ltd.                        Hedging Strategy deal.                                              INVESTMENTS LTD

GS LEASING NO. 2 LIMITED    Entity is set up to purchase the     Cayman Islands        1        GS DIVERSIFIED             100.00%
                            limited partnership interest from                                   FUNDING LLC
                            GS Leasing Investments once the
                            structure and subsequent sale of
                            the lease rentals to a third party
                            is complete.

REP SVY HOLDINGS REALTY,    Entity is the holding company that   Delaware              1        GOLDMAN SACHS GROUP,       100.00%
LLC                         owns Savoy (0113).                                                  INC. (THE

GS Leasing KCSR II          Entity maintains leveraged leases    United States         1        GSFS INVESTMENT I CORP     100.00%
                            for 60 locomotives on lease to
                            Kansas City Southern Railways.
                            Transactions closed in 2007.

Arrow Corporate Member      Entity owns participation in a       England               1        ARROW CORP MEMBER          100.00%
Limited                     syndicate at Lloyds that writes                                     HOLDINGS LLC
                            property catastrophe insurance.

GS UNIT TRUST               Entity purely acts as an             Cayman Islands        1        GS LEASING NO. 1           100.00%
ADMINISTRATION L            administrator for GS Leasing                                        LIMITED
                            Investments. The entity will
                            purely have a tiny amount of
                            capital and cash.

GS FINANCIAL SERVICES II    Entity set up as part of an AMSSG    Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            structured transaction.  To act as                                  INC. (THE
                            a parent company to AFCO 4 and the
                            Amagansett chain of companies.

GS LEASING HOLDINGS         Entity set up to act as trustee      Cayman Islands        1        GOLDMAN SACHS GROUP        100.00%
LIMITED                     for GS Leasing Investments. The                                     HOLDINGS (
                            entity will purely have a tiny
                            amount of capital and cash.

GS LEASING NO. 1 LIMITED    Entity set up to be the general      Cayman Islands        1        SCADBURY UK LIMITED        100.00%
                            partner (controlling interest) in
                            GS Leasing Limited Partnership.
                            It will invest in the partnership
                            in return for its share of the
                            leasing income.

WILLIAM STREET COMMITMENT   Entity set up to extend unfunded     Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            loan commitments to                                                 INC. (THE
                            investment-grade customers of GS
                            Group

Sana Acquisitions Ltd       Entity set up to hold portfolio of   England               1        GS EURO OPP FUND II LP     100.00%
                            non-performing German loans

Frangipani TK               Entity set up to refinance the       Japan                 1        Blue Square TK             100.00%
                            loan to Takara-Gumi.

Blue Square TK              Entity set up to refinance the       Japan                 2        GOLDMAN SACHS JAPAN          1.00%
                            loan to Takara-Gumi.                                                CO., LTD.

                                                                                                NEPHRITE EQUITY             99.00%
                                                                                                CO.,LTD.
                                                                                                                         ---------
                                                                                                                           100.00%

GS Site 25 Retail LLC       Entity to house Embassy Suite        Delaware              1        GS Site 25 Retail          100.00%
                            Retail Acquisition                                                  Holding LLC

GS Site 25 Retail Holding   Entity to house holding company      Delaware              1        GOLDMAN SACHS GROUP,       100.00%
LLC                         for the Embassy Suite Retail                                        INC. (THE
                            Acquisition

GS SITE 25 HOTEL, LLC       Entity to house the entity for the   Delaware              1        GS SITE 25 HOTEL           100.00%
                            Embassy Suite Hotel Acquisition                                     HOLDING, LLC

GS SITE 25 HOTEL HOLDING,   Entity to house the holding          Delaware              1        GOLDMAN SACHS GROUP,       100.00%
LLC                         company for Embassy Suite Hotel                                     INC. (THE
                            Acquisition

GS LINDEN POWER HOLDINGS    Entity was acquired as part of the   Delaware              1        GOLDMAN SACHS GROUP,       100.00%
LLC                         Linden venture.                                                     INC. (THE

GS UNIT TRUST INVESTMENTS   Entity will invest as a minority     Cayman Islands        1        GS LEASING NO. 1           100.00%
LIMI                        unit holder in GS Leasing                                           LIMITED
                            Investments. It will be
                            capitalized by an existing GS
                            entity.

AKTEAS S.R.L                ESSG Italian Real Estate trading     Italy                 1        ELQ INVESTORS, LTD         100.00%
                            entity and controlled and managed
                            by Archon Italy

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
POSEIDON ACQUISITIONS  LTD  ESSG Portfolio SPV for Kreta II      England               1        GS EURO OPP FUND II LP     100.00%
                            NPL portfolio in the Opportunities
                            Fund II

SOUTH WALES INVESTMENTS     ESSG related entity established to   United Kingdom        1        ELQ INVESTORS, LTD         100.00%
TPL LT                      hold an investment in a power
                            company.

THE GS TRUST COMPANY OF     Established as a limited purpose     Delaware              1        THE GOLDMAN SACHS          100.00%
DELAWA                      trust company.                                                      TRUST COMPAN

GS A320 LLC                 Established as part of a Private     Delaware              1        GSFS INVESTMENT I CORP     100.00%
                            Finance Group Leasing Transaction.

GS RJX LEASING LLC          Established as part of a Private     Delaware              1        GSFS INVESTMENT I CORP     100.00%
                            Finance Group Leasing Transaction.

SCADBURY UK LIMITED         Established as part of an SSG        England               1        GOLDMAN SACHS GROUP        100.00%
                            Structured Investing Group                                          HOLDINGS (
                            transaction.

GS FUNDING EUROPE LIMITED   Established as part of an SSG        England               1        GS FINANCIAL SERVICES      100.00%
                            Structured Investing Group                                          II
                            transaction.

SCADBURY ASSETS             Established as part of an SSG        England               2        SCADBURY UK LIMITED         99.00%
                            Structured Investing Group
                            transaction.                                                        SCADBURY FUNDING             1.00%
                                                                                                LIMITED
                                                                                                                         ---------
                                                                                                                           100.00%

AMAGANSETT II ASSETS        Established as part of an SSG        Cayman Islands        1        GS FUNDING EUROPE          100.00%
                            Structured Investing Group                                          LIMITED
                            transaction.

SCADBURY FUNDING LIMITED    Established as part of an SSG        Cayman Islands        1        SCADBURY UK LIMITED        100.00%
                            Structured Investing Group
                            transaction.

AMAGANSETT FUNDING LIMITED  Established as part of an SSG        Cayman Islands        1        GS FUNDING EUROPE          100.00%
                            Structured Investing Group                                          LIMITED
                            transaction.

AMAGANSETT ASSETS           Established as part of an SSG        England               2        GS FUNDING EUROPE           99.00%
                            Structured Investing Group                                          LIMITED
                            transaction.
                                                                                                AMAGANSETT FUNDING           1.00%
                                                                                                LIMITED
                                                                                                                         ---------
                                                                                                                           100.00%

SCADBURY II ASSETS          Established as part of an SSG        Cayman Islands        1        SCADBURY UK LIMITED        100.00%
                            Structured Investing Group
                            transaction.

ELBE FUNDING LIMITED        Established as part of an SSG        Cayman Islands        1        GOLDMAN SACHS              100.00%
                            Structured Investing Group                                          (CAYMAN) HOLDING
                            transaction.

RHYS TRUST                  Established as part of an SSG        United States         2        GS FINANCIAL SERVICES       95.00%
                            Structured Investing Group                                          L.P.
                            transaction.
                                                                                                GS GLOBAL MARKETS INC        5.00%
                                                                                                                         ---------
                                                                                                                           100.00%

SAPIEN LIMITED              Established as part of an SSG        United States         1        RHYS TRUST                 100.00%
                            Structured Investing Group
                            transaction.

SARGASSO LIMITED            Established as part of an SSG        United States         1        SAPIEN LIMITED             100.00%
                            Structured Investing Group
                            transaction.

SHIRE II ASSETS             Established as part of an SSG        Cayman Islands        1        SHIRE UK LIMITED           100.00%
                            Structured Investing Group
                            transaction.

SHIRE FUNDING LIMITED       Established as part of an SSG        Cayman Islands        1        SHIRE UK LIMITED           100.00%
                            Structured Investing Group
                            transaction.

SHIRE ASSETS                Established as part of an SSG        England               2        SHIRE FUNDING LIMITED        1.00%
                            Structured Investing Group
                            transaction.                                                        SHIRE UK LIMITED            99.00%
                                                                                                                         ---------
                                                                                                                           100.00%

SHIRE UK LIMITED            Established as part of an SSG        England               1        GOLDMAN SACHS GROUP        100.00%
                            Structured Investing Group                                          HOLDINGS (
                            transaction.

AMAGANSETT FINANCING        Established as part of an SSG        Cayman Islands        1        GOLDMAN SACHS GROUP        100.00%
                            Structured Investing Group                                          HOLDINGS (
                            transaction.

LAFFITTE PARTICIPATION 10   Established as part of an SSG        France                1        CHILTERN TRUST             100.00%
                            Structured Investing Group
                            transaction.

LAFFITTE PARTICIPATION 12   Established as part of an SSG        France                1        LAFFITTE                   100.00%
                            Structured Investing Group                                          PARTICIPATION 10
                            transaction.

GS CAPITAL OPPORTUNITIES    Established as part of an SSG        Delaware              1        GS FINANCIAL SERVICES      100.00%
LLC                         Structured Investing Group                                          L.P.
                            transaction.

GS FINANCING                Established as part of an SSG        Delaware              1        GS CAPITAL                 100.00%
OPPORTUNITIES LLC           Structured Investing Group                                          OPPORTUNITIES LLC
                            transaction.

GS 767 LEASING LLC          Established as part of an SSG        Delaware              1        GSFS INVESTMENT I CORP     100.00%
                            Structured Investing Group
                            transaction.

KILLINGHOLME GENERATION     Established as part of an SSG        England               4        KILLINGHOLME HOLDINGS        0.00%
LIMITE                      Structured Investing Group                                          LIMITED
                            transaction.
                                                                                                Scadbury II Assets          50.32%

                                                                                                SCADBURY UK LIMITED         13.37%

                                                                                                Shire Funding Limited       36.31%
                                                                                                                         ---------
                                                                                                                           100.00%

KILLINGHOLME HOLDINGS       Established as part of an SSG        England               1        KILLINGHOLME POWER         100.00%
LIMITED                     Structured Investing Group                                          GROUP LTD
                            transaction.

GSGF INVESTMENTS INC.       Established as part of an SSG        Delaware              1        GS FINANCIAL SERVICES      100.00%
                            Structured Investing Group                                          L.P.
                            transaction.

FORRES LLC                  Established as part of an SSG        Delaware              1        GOLDMAN SACHS              100.00%
                            Structured Investing Group                                          HOLDINGS (U.K.)
                            transaction.

LIQUIDITY ASSETS LIMITED    Established as part of an SSG        Cayman Islands        1        GS LEASING NO. 2           100.00%
                            Structured Investing Group                                          LIMITED
                            transaction.

GS GLOBAL INVESTMENTS III   Established as part of an SSG        Delaware              1        GS GLOBAL INVESTMENTS      100.00%
                            Structured Investing Group                                          CO.
                            transaction.

GS Raft River I Holdings,   Established as part of an SSG        Delaware              1        GSFS INVESTMENT I CORP     100.00%
LLC                         Structured Investing Group
                            transaction.

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
Raft River Energy I, LLC    Established as part of an SSG        United States         1        GS Raft River I            100.00%
                            Structured Investing Group                                          Holdings, LLC
                            transaction.

GS CAPITAL INVESTMENTS      Established as part of an SSG        England               1        GS FINANCIAL SERVICES      100.00%
LIMITED                     Structured Investing Group                                          L.P.
                            transaction.

GS CAPITAL INVESTMENTS II   Established as part of an SSG        England               1        GS CAPITAL                 100.00%
LIMI                        Structured Investing Group                                          INVESTMENTS LIMITED
                            transaction.

CAPITAL INVESTMENTS         Established as part of an SSG        Delaware              1        GS CAPITAL                 100.00%
(U.S.) III                  Structured Investing Group                                          INVESTMENTS II LIMI
                            transaction.

GSFS INVESTMENT I CORP      Established as part of an SSG        Delaware              1        GS FINANCIAL SERVICES      100.00%
                            Structured Investing Group                                          L.P.
                            transaction.

ENERGY CENTER HOLDINGS LLC  Established as part of an SSG        Delaware              1        GSFS INVESTMENT I CORP     100.00%
                            Structured Investing Group
                            transaction.

GS737 CLASSICS LEASING LLC  Established as part of an SSG        Delaware              1        GSFS INVESTMENT I CORP     100.00%
                            Structured Investing Group
                            transaction.

FLURET LIMITED              Established as part of an SSG        Isle of Jersey        1        FLURET TRUST               100.00%
                            Structured Investing Group
                            transaction.

ROTHMILL INVESTMENT         Established as part of an SSG        Cayman Islands        1        GS DIVERSIFIED             100.00%
COMPANY                     Structured Investing Group                                          INVESTMENTS LTD
                            transaction.

501-2 INVESTMENT            Established as part of an SSG        Australia             1        ROTHMILL INVESTMENT        100.00%
PARTNERSHIP                 Structured Investing Group                                          COMPANY
                            transaction.

201-2 INVESTMENT            Established as part of an SSG        Australia             1        ROTHMILL INVESTMENT        100.00%
PARTNERSHIP                 Structured Investing Group                                          COMPANY
                            transaction.

ACP PARTNERSHIP SERVICES    Established as part of an SSG        Cayman Islands        1        WYNDHAM INVESTMENTS        100.00%
                            Structured Investing Group                                          II LTD
                            transaction.

SHIRE UK LIMITED            Established as part of an SSG        United Kingdom        1        GOLDMAN SACHS GROUP        100.00%
                            Structured Investing Group                                          HOLDINGS (
                            transaction.

PMF-2 LTD                   Established for the purpose of       England               1        GS EURO OPP FUND BV        100.00%
                            acquiring a 95% participation in a
                            portfolio of non-performing
                            Portuguese mortgages from PMF-1,
                            Ltd.

CHILTERN TRUST              Established in connection with a     Isle of Jersey        2        GS FINANCIAL SERVICES       95.00%
                            third party funding transaction.                                    L.P.

                                                                                                GS GLOBAL MARKETS INC        5.00%
                                                                                                                         ---------
                                                                                                                           100.00%

CDV-1, LTD                  Established to acquire a portfolio   England               1        CDV-1 HOLDING               91.62%
                            of non-performing loans in the                                      COMPANY, LP
                            Czech Republic from Ceska
                            konsolidacni agentura.

GSCO BETEILIGUNGS GMBH      Established to buy preferred         Germany               1        GOLDMAN, SACHS & CO.       100.00%
                            shares in NetJets, a Swiss based                                    OHG
                            company.

FLURET TRUST                Established to facilitate            Delaware              2        GS FINANCIAL SERVICES       95.00%
                            structured financing.                                               L.P.

                                                                                                GS FUNDING                   5.00%
                                                                                                OPPORTUNITIES II
                                                                                                                         ---------
                                                                                                                           100.00%

GSSM HOLDING CORP.          Established to hold firm's           Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            investments in SMFG convertible                                     INC. (THE
                            preferreds - As of 11-25-05, the
                            SMFG Pref's were held by GS Group,

GS MULTI-CURR EURO          Established to hold USD, GDP and     Ireland               2        GOLDMAN SACHS GROUP,       100.00%
PERFORMANCE                 Euro notes from the GS European                                     INC. (THE
                            Performance Fund Limited and issue
                            single currency Euro notes to the                                   GOLDMAN SACHS GROUP              0
                            Investor.                                                           HOLDINGS (
                                                                                                                         ---------
                                                                                                                           100.00%

MLQ-MLL, LLC                Established to originate and         Delaware              1        MTGLQ INVESTORS, L.P.      100.00%
                            purchase Mezzanine loans on real
                            estate investments.

FEDERAL BOULEVARD, LLC      Established to purchase a data       Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            center.                                                             INC. (THE

GS EUROPEAN INVESTMENT      Established to purchase and          Netherlands           1        ELQ INVESTORS, LTD         100.00%
GROUP B                     originate publicly and privately
                            issued fixed income securities.

GS EURO MEZZANINE INVEST    Established to purchase and          Netherlands           1        ELQ INVESTORS, LTD         100.00%
GROUP                       originate publicly and privately
                            issued fixed income securities.

COLUMBIA CAPITAL LIFE       Established to pursue various        South Carolina        1        GOLDMAN SACHS GROUP,       100.00%
REINSURA                    opportunities in the reinsurance                                    INC. (THE
                            business.

SIGNUM LIMITED              Established to report all            England               1        GOLDMAN SACHS GROUP        100.00%
                            consolidated Signum variable                                        HOLDINGS (
                            interest entities under FIN-46R.
                            It is not a legal entity but set
                            up for SPV consolidation process
                            only.

GS EQUITY MARKETS, L.P.     Established to segregate trading     Bermuda               2        GSEM DEL LLC                99.00%
(BERMU                      of UK structured equity products;
                            non-regulated Bermuda based                                         GSEM BERMUDA                 1.00%
                            subsidiary which trades structured                                  HOLDINGS, L.P.
                            equity products;Holds hedges to                                                              ---------
                            derivative transactions executed                                                               100.00%
                            by Goldman outside of the US.
                            GSEM trades only with other G

GS Logistics Holdings       Firm direct investment hodling       Mauritius             1        GS Direct, L.L.C.          100.00%
Limited                     company

11 Broadway, LLP            Firm direct investment holding       [-]                   1        GOLDMAN SACHS GROUP,       100.00%
                            company.                                                            INC. (THE

GS Treasure S.a.r.l         Firm direct investment holding       Luxembourg            1        GS Direct, L.L.C.          100.00%
                            company.

GS Phereclus Holdings Ltd   Firm direct investment holding       Mauritius             1        GS Direct, L.L.C.          100.00%
                            company.

GS Direct GD Limited        Firm direct investment holding       Mauritius             1        GS Direct, L.L.C.          100.00%
                            company.

GS MPIM I, L.L.C.           Firm direct investment.GS MPIM I,    Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            L.L.C.                                                              INC. (THE

GS MPIM II, L.L.C           Firm direct investment.GS MPIM II,   Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            L.L.C.                                                              INC. (THE

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
GS REA Holdings, L.L.C.     Firm direct investment.GS REA        Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            Holdings, L.L.C.                                                    INC. (THE

GK Keisen Kaihatsu          Flagged for Fujiya DealHolding       Japan                 1        MLQ INVESTORS, L.P.        100.00%
                            real estate and  trust beneficialy
                            intrest.

GK HAKATA HOTEL HOLDING     Flagged for Hotel centraza.Holding   Japan                 1        GOLDMAN SACHS REALTY       100.00%
                            Hotel.                                                              JAPAN COR

GK Asuka                    Flagged for Hunet Deal.              Japan                 1        AR Holdings GK             100.00%

MINATOMARU HOTEL HOLDINGS   Flagged for JAL Hotel                Japan                 1        GOLDMAN SACHS REALTY       100.00%
CO.L                                                                                            JAPAN COR

GK Kazahana                 Flagged for Joy Park Deal            Japan                 1        GOLDMAN SACHS REALTY       100.00%
                                                                                                JAPAN COR

KINMIRAI CREATE CO., LTD.   Flagged for Jusco deal.              Japan                 1        MLQ INVESTORS, L.P.        100.00%

KAKEGAWA HOLDINGS  CO.,LTD  Flagged for Kagegawa deal.           Japan                 1        LINDEN WOOD, LTD           100.00%

KAWASAKI HOLDINGS CO.LTD.   Flagged for Kawasaki Hotel           Japan                 1        GOLDMAN SACHS REALTY       100.00%
                            Deal/Owns hotel assets                                              JAPAN COR

GK Kashiwabara Toshi        Flagged for Kobe developmemt         Japan                 1        GOLDMAN SACHS REALTY       100.00%
Kaihatsu                    deal.Purchasing Loans.                                              JAPAN COR

MERCHANT SUPPORT CO., LTD.  Flagged for Merchant JV              Japan                 1        GOLDMAN SACHS REALTY       100.00%
                            (Factoring service)                                                 JAPAN COR

MERCHANT CAPITAL CO. LTD.   Flagged for Merchant JV (factoring   Japan                 1        GOLDMAN SACHS REALTY       100.00%
                            service)                                                            JAPAN COR

GK Shiohama Kaihatsu        Flagged for Michinoku Sendai Deal    Japan                 1        MLQ INVESTORS, L.P.        100.00%
                            (beneficiary rights)

GREEN MOUNTAIN ONE          Flagged for MIZUHO JV Deal.          Japan                 1        GOLDMAN SACHS REALTY       100.00%
CO.,LTD.                                                                                        JAPAN COR

NIHON HOTEL INVESTMENT      Flagged for multiple hotel           Japan                 1        MLQ INVESTORS, L.P.        100.00%
CO.,LTD                     acquisition deal

GK Ito Onsen Kaihatsu       Flagged for New Onsen Deal           Japan                 1        AR Holdings GK             100.00%
                            (Ebina).Management of Ryokan
                            (Japanese Hotel).

GK Impact Holding           Flagged for Nihon Birudo Deal.       Japan                 1        GOLDMAN SACHS REALTY       100.00%
                                                                                                JAPAN COR

RAICHO CO., LTD.            Flagged for Omotesando deal.         Japan                 1        GOLDMAN SACHS REALTY       100.00%
                                                                                                JAPAN COR

HANAMIZUKI KAIHATSU CO.     Flagged for Onsen Fund JVP Equity    Japan                 1        GOLDMAN SACHS REALTY       100.00%
LTD.                        Investment /or Total Return                                         JAPAN COR
                            SwapHolding Kondo Sangyo Shares.

WAKAKUSA KAIHATSU CO.,LTD.  Flagged for Oomotesando Deal.        Japan                 1        GOLDMAN SACHS REALTY       100.00%
                                                                                                JAPAN COR

Senri Chuo GK               Flagged for Osaka Senri              Japan                 1        GOLDMAN SACHS REALTY       100.00%
                            deal.Flagged for Osaka Senri deal.                                  JAPAN COR

GK Kaihin                   Flagged for Paco Hakodate            Japan                 1        MLQ INVESTORS, L.P.        100.00%
                            Deal/Real Estate

GS PIA Holdings GK          Flagged for PIA deals                Japan                 2        PIA Holdings Cayman          0.71%
                                                                                                Tokyo Bran

                                                                                                MLQ INVESTORS, L.P.         99.29%
                                                                                                                         ---------
                                                                                                                           100.00%

GK SAKURAZAKA CAPITAL       Flagged for Principal Finance Deals  Japan                 2        AR Holdings GK               1.00%

                                                                                                MLQ INVESTORS, L.P.         99.00%
                                                                                                                         ---------
                                                                                                                           100.00%

GK Frangipani               Flagged for Project Manhattan.       Japan                 1        C.H. White Flower          100.00%

GK Gekko                    Flagged for Project Taurus.          Japan                 1        JUPITER INVESTMENT         100.00%
                                                                                                CO,. LTD.

EXCELLENT EQUITY CO.,LTD.   Flagged for REO Deal.                Japan                 1        GOLDMAN SACHS REALTY       100.00%
                                                                                                JAPAN COR

GK Luigi                    Flagged for Shibuya development      Japan                 1        MLQ INVESTORS, L.P.        100.00%
                            deal

GK TAIYO KAIHATSU           Flagged for Shibuya Udagawa REO      Japan                 1        MLQ INVESTORS, L.P.        100.00%
                            Deal

GK Sayama                   Flagged for Shinjjuku retail REO     Japan                 1        MLQ INVESTORS, L.P.        100.00%
                            deal.

GK KANAGAWA HOLDING         Flagged for Shinjuku Unika Deal.     Japan                 1        MLQ INVESTORS, L.P.        100.00%

TG FUND CO.,LTD             Flagged for SMAP2 (JV, Tokyu         Japan                 1        AMETHYST REALTY TK         100.00%
                            Livable)

NEPHRITE EQUITY CO.,LTD.    Flagged for SMAP2 dealTK investor    Japan                 1        GOLDMAN SACHS REALTY       100.00%
                            of Amethyst Realty Co., Ltd.                                        JAPAN COR

Taurus Investment LPS       Flagged for Taurus deal.             Japan                 1        JUPITER INVESTMENT         100.00%
                                                                                                CO,. LTD.

TG Fund II Co.,Ltd          Flagged for TG Fund Deal (SMAP 2)    Japan                 1        AMETHYST REALTY TK         100.00%

GK Takahama Kaihatsu        Flagged for Tiffany deal.Holding     Japan                 2        GOLDMAN SACHS REALTY         0.00%
                            real estate trust beneficialy                                       JAPAN COR
                            intrest.
                                                                                                MLQ INVESTORS, L.P.              1
                                                                                                                         ---------
                                                                                                                           100.00%

CITRINE INVESTMENT          Flagged for Universal Hotel Deal.    Japan                 1        MLQ INVESTORS, L.P.        100.00%
CO.,LTD.

MAIN STREET MORTGAGE        Florida subsidiary acquired to       Delaware              1        GOLDMAN SACHS GROUP,        99.00%
COMPANY,                    service mortgage portfolios                                         INC. (THE
                            (primarily those held by Goldman
                            Sachs Mortgage Company)

GS LS LEASING LLC           For PFG leasing business             Delaware              1        GSFS INVESTMENT I CORP     100.00%

AMC OF AMERICA LLC          For the purpose of engaging          Delaware              1        MTGLQ INVESTORS, L.P.      100.00%
                            (directly or through subsidiary or
                            affiliated companies or both) in
                            any business or activities that
                            may lawfully be angaged in by a
                            limited liability company formed
                            under the Delaware Act.

GS MACRO INVESTMENTS 2006   Formed to facilitate a SALG          US                    1        GOLDMAN SACHS GROUP,       100.00%
LLC                         trading program                                                     INC. (THE

GOLDMAN SACHS (INDIA)       Formed to hold Representative        Delaware              2        GOLDMAN SACHS GROUP,        99.00%
L.L.C.                      Office in India                                                     INC. (THE

                                                                                                GOLDMAN SACHS GLOBAL         1.00%
                                                                                                HOLDINGS
                                                                                                                         ---------
                                                                                                                           100.00%

GOLDMAN SACHS (CHINA)       Formed to set up Representative      Delaware              2        GOLDMAN SACHS GROUP,        99.00%
L.L.C.                      Offices in Beijing and Shanghai,                                    INC. (THE
                            engaging in liaison activities.
                                                                                                GOLDMAN SACHS GLOBAL         1.00%
                                                                                                HOLDINGS
                                                                                                                         ---------
                                                                                                                           100.00%

GOLDMAN SACHS (ASIA) FIN.   Former holding company for Goldman   Delaware              2        GOLDMAN, SACHS & CO.        99.00%
HLDG                        Sachs (Asia) Finance.

                                                                                                GOLDMAN SACHS GLOBAL         1.00%
                                                                                                HOLDINGS
                                                                                                                         ---------
                                                                                                                           100.00%

KILLINGHOLME POWER LIMITED  Former operating entity for the      England               1        KILLINGHOLME               100.00%
                            Killingholme Power station.                                         GENERATION LIMITE

GOLDMAN SACHS CANADA        Formerly a 1% general partner of     Alberta               1        GOLDMAN SACHS GROUP,       100.00%
FINANCE I                   Goldman Sachs Canada Finance,                                       INC. (THE
                            L.P.  Now a 1% shareholder of
                            Goldman Sachs Canada Finance Co.
                            entity will be dissolved in the
                            near future.

REP PRS II WTE, L.L.C.      Fountains at Delray Beach            [-]                   1        GOLDMAN SACHS GROUP,       100.00%
                                                                                                INC. (THE

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
GOLDMAN, SACHS & CO. OHG    Frankfurt based subsidiary which     Germany               2        GOLDMAN, SACHS & CO.         1.00%
                            provides investment banking                                         FINANZ GM
                            services; German bank; documents
                            must be signed by authorized                                        GOLDMAN SACHS               99.00%
                            persons in Frankfurt; CONSULT WITH                                  (CAYMAN) HOLDING
                            ANDREAS KOERNLEIN FOR PROPER                                                                 ---------
                            SIGNING AUTHORITY.   Approved                                                                  100.00%
                            Person.

ROTHESAY LIFE LIMITED       FSA-regulated Insurance Company      England               1        Rothesay Life              100.00%
                                                                                                (Cayman) Limited

GS Admin Services           Fund Administration                  Nova Scotia           1        GS Admin                   100.00%
(Canada)Co                                                                                      Serv(Canada)Hold LP

Cornwall Investments        Futures & options trading in         Cayman Islands        1        GOLDMAN SACHS (ASIA)       100.00%
Limited                     Korea.  Holds a Foreign Investor                                    FIN. HLDG
                            status in Korea (FINI).Maples &
                            Calder is the agent in Cayman
                            Islands.

PATTERSON CAPITAL           Futures introducing broker.          Illinois              1        GOLDMAN SACHS GROUP,       100.00%
MARKETS, LTD                                                                                    INC. (THE

CDV-1 HOLDING COMPANY       General partner for CDV-1 Holding    Delaware              1        MTGLQ INVESTORS, L.P.      100.00%
GEN-PAR,                    Company, L.P.

GS Admin Serv(Canada)Hold   general partner for Goldman Sachs    Delaware              1        GS FINANCIAL SERVICES      100.00%
LLC                         Administration Services (Canada)                                    L.P.
                            Holdings LP

GSEM DEL INC                General partner for GS Equity        Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            Market, L.P. (Bermuda).                                             INC. (THE

GOLDMAN SACHS REAL ESTATE   General Partner in Goldman Sachs     New York              1        GOLDMAN SACHS GROUP,       100.00%
FUND                        Mortgage Company                                                    INC. (THE

GOLDMAN SACHS CAPITAL       General Partner of Goldman Sachs     Delaware              1        GS FINANCIAL SERVICES      100.00%
MARKETS,                    Capital Markets, L.P.                                               L.P.

GSMMDPGP INC.               General partner of Goldman Sachs     Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            Mitsui Marine Derivative Products,                                  INC. (THE
                            L.P.

GOLDMAN, SACHS MGT GP GMBH  General Partner of GS Capital        Germany               1        GOLDMAN, SACHS & CO.       100.00%
                            Partners 2000 GmbH & Co.                                            OHG
                            Beteiligungs KG

GS Risk Advisors, Inc.      General Partner of GS Risk           Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            Advisors, L.P.                                                      INC. (THE

THE J. ARON CORPORATION     General partner of J. Aron &         Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            Company and J. Aron Holdings L.P.                                   INC. (THE

J. ARON HOLDINGS, L.P.      General partner of J. Aron &         Delaware              2        THE J. ARON                  0.20%
                            Company.                                                            CORPORATION

                                                                                                GOLDMAN SACHS GROUP,        99.80%
                                                                                                INC. (THE
                                                                                                                         ---------
                                                                                                                           100.00%

Liberty Harbor I GP,LLC     General Partner of Liberty Harbor    Delaware              1        GSCS Holdings II, LLC      100.00%
                            Master Fund

MLQ L.L.C                   General partner of MLQ Investors,    Delaware              2        GOLDMAN SACHS GROUP,        99.00%
                            L.P.                                                                INC. (THE

                                                                                                GOLDMAN SACHS GLOBAL         1.00%
                                                                                                HOLDINGS
                                                                                                                         ---------
                                                                                                                           100.00%

STRATEGIC MORTGAGE          General Partner of Strategic         Delaware              1        GOLDMAN SACHS GROUP,       100.00%
HOLDINGS, I                 Mortgage Holdings, L. P.                                            INC. (THE

CER Holdings GP             general partner to CER Holdings LP   Cayman Islands        1        GOLDMAN SACHS GLOBAL       100.00%
                                                                                                HOLDINGS

GS Investment Partners GP   General Partner to make nominal      [-]                   1        GS INVESTMENT              100.00%
                            investment in GSIP entities                                         STRATEGIES, LLC

REP SAN REAL ESTATE, L.P.   General partners for REP SAN Real    Delaware              2        GOLDMAN SACHS GROUP,        99.80%
                            Estate, LP.                                                         INC. (THE

                                                                                                REP SAN GEN PAR, LLC         0.20%
                                                                                                                         ---------
                                                                                                                           100.00%

SARATOGA SPRINGS LLC        General partners for the Ayco        Delaware              1        GS AYCO HOLDINGS LLC       100.00%
                            Company LP.

DELMORA BANK GMBH           German Bank holding a portfolio of   Germany               1        ARCHON INTERNATIONAL,      100.00%
                            german non-performing loans and a                                   INC.
                            restricted banking licence

GS STRATEGIC HOLDINGS       Global Business Licence CATEGORY     Mauritius             1        PANDA INVESTMENTS LTD.     100.00%
LIMITED                     1. Holding Company for certain PRC
                            investments for ASSG.

GOLDMAN SACHS H&HC          GNMA issuer/servicer and a           New York              2        GOLDMAN SACHS GROUP,        99.00%
FUNDING COM                 non-supervised mortgagee under FHA                                  INC. (THE
                            regulationss to originate, process
                            and service FHA insured mortgages                                   GOLDMAN SACHS H&HC           1.00%
                                                                                                CAPITAL COR
                                                                                                                         ---------
                                                                                                                           100.00%

GSBR Fundo Inv em           GOLDMAN SACHS DO BRASIL BANCO        [-]                   1        G.S. DO BRASIL BANCO       100.00%
Direitos Cr                 MULTIPLO S/A will own 100% of BRFD                                  MULTIPLO,

GS HEDGE FUND STRATEGIES    Goldman Sachs Hedge Fund             Delaware              2        GOLDMAN SACHS GROUP,        99.00%
LLC                         Strategies LLC (formerly Goldman                                    INC. (THE
                            Sachs Princeton LLC) is registered
                            as a Commodity Pool Operator                                        GOLDMAN SACHS ASSET          1.00%
                            (???CPO???) and a Commodity                                         MANAGEMENT
                            Trading Advisor (???CTA???) with                                                             ---------
                            the Commodity Futures Trading                                                                  100.00%
                            Commission (???CFTC???) and is a
                            member of

GSI Fundo Investimento      GOLDMAN SACHS INTERNATIONAL will     [-]                   1        GOLDMAN SACHS              100.00%
                            own 100% of IFIF                                                    INTERNATIONAL

GSCO Fundo Inv em           GOLDMAN, SACHS & CO. will own 100%   [-]                   1        GOLDMAN, SACHS & CO.       100.00%
Direitos Cr                 of (COFD)

BLOSSOM HOLDING III BV      GS European Opportunities Fund BV    Netherlands           1        GS EURO OPP FUND BV        100.00%
                            subsidary for Ihr Platz Investment

GS PENSION MANAGEMENT       GSAM-related vehicle formed to       Cayman Islands        2        GOLDMAN SACHS GROUP,        99.00%
COMPANY                     serve as the general partner of                                     INC. (THE
                            Progressive Pension Management LP;
                            also general partner of                                             GOLDMAN SACHS                1.00%
                            Progressive Pension Management II,                                  (CAYMAN) HOLDING
                            LP; Nenpuku is the indirect                                                                  ---------
                            limited partner of both entities                                                               100.00%

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
GS Killingholme Cayman      GSKC III is a new entity that will   Cayman Islands        2        GS KILLINGHOLME              0.01%
Inv III                     be party to cross currency basis                                    CAYMAN INVESME
                            swaps as part of a larger
                            structured deal by the Structured                                   GS Killinghme Caymn         99.99%
                            Investing desk in ESSG.  As per                                     Inv II Ltd
                            the derivative booking policy, any                                                           ---------
                            entity that enters into derivates                                                              100.00%
                            must be set up in books and
                            records. This entity will be
                            formed on the 5th of February.

GSPS INVESTMENTS            GSPS London investment company       England               1        GSPS STRATEGIES CORP       100.00%

GSPS Lotus Limited          GSPS Lotus is set up to hold India   Mauritius             1        GSPS Asia Limited          100.00%
                            principal finance investments.  It
                            is 100% owned by GSPS Asia Limited
                            (0385)

HYOGO WIDE SERVICE CO.      Gurantee loan purchased from RCC     Japan                 1        GAC PERSONAL TK            100.00%
LTD.

MIDORI DATA CO. LTD.        Gurantee loan purchased from RCC     Japan                 1        GAC PERSONAL TK            100.00%

WAKABA HOKEN DAIKO CO.      Gurantee loan purchased from RCC     Japan                 1        GAC PERSONAL TK            100.00%
LTD.

SLK-HULL DERIVATIVES        History:  1985 Hull Trading          Delaware              1        THE HULL GROUP LLC         100.00%
L.L.C.                      Company, an ILL general
                            partnership is formed; 1995 Hull
                            Trading Company is converted to an
                            ILL LLC; 1998 A decision is made
                            to create a holding company
                            structure;  Broker/Dealer;SEC File
                            No. 8-51552.  The SHD BDW was
                            filed on3

MLQ INVESTORS, L.P.         Hold certain mortgage properties     Delaware              2        GOLDMAN SACHS GROUP,        99.00%
                            for liquidation.                                                    INC. (THE

                                                                                                MLQ L.L.C                    1.00%
                                                                                                                         ---------
                                                                                                                           100.00%

STRATEGIC MORTGAGE          Hold debt and equity interests in    Delaware              2        GOLDMAN SACHS GROUP,        99.00%
HOLDINGS, L                 a Canadian mortgage broker business                                 INC. (THE

                                                                                                STRATEGIC MORTGAGE           1.00%
                                                                                                HOLDINGS, I
                                                                                                                         ---------
                                                                                                                           100.00%

CMLQ INVESTORS COMPANY      Hold mortgages.  To invest in and    Nova Scotia           2        MLQ L.L.C                    1.00%
                            hold performing Canadian loans.
                                                                                                MTGLQ INVESTORS, L.P.       99.00%
                                                                                                                         ---------
                                                                                                                           100.00%

REP PEB REALTY, LLC         Hold real estate investment          Delaware              1        SSIG SPF ONE LQ, LLC       100.00%

GOLDMAN SACHS (SINGAPORE)   Holder of a Capital Markets          Singapore             1        GOLDMAN SACHS FX           100.00%
PTE.                        Services Licence to advise on                                       (SINGAPORE) P
                            corporate finance, deal in
                            securities, leveraged foreign
                            exchange trading and fund
                            management.

REP DER GEN-PAR, LLC        Holder or REP DER real estate        Delaware              1        MTGLQ INVESTORS, L.P.      100.00%
                            Limited Partnership.

NASU URBANE PROPERTIES      Holding a Japanese Inn               Japan                 1        JLQ LLC                    100.00%
CO., LT                     (Ouan)・Holding Real Estate.

SINGEL COOL TWO             Holding and Finance.  Maison         Netherlands           1        GS FINANCIAL SERVICES      100.00%
                            (Management structure GAH).  To                                     L.P.
                            act as general partner of Gestion
                            d'Actifs Haussmann SCA.

Elevatech Limited           Holding ASSG investments             Hong Kong             1        MLT INVESTMENTS LTD.       100.00%

GS CHINA VENTURE            Holding Co of Jade Dragon Venture    Mauritius             1        JADE DRAGON                100.00%
I(MAURITIUS)                Investment Limited                                                  (MAURITIUS) LIMITE

GS CHINA VENTURE II         Holding Co of Jade Dragon Venture    Mauritius             1        JADE DRAGON                100.00%
(MAURITIUS                  Investment Limited                                                  (MAURITIUS) LIMITE

WEALTH EARNERS LIMITED      Holding company                      British Virgin        1        GS STRATEGIC               100.00%
                                                                 Islands                        INVESTMENTS (ASIA

GSIP Holdco A LLC           holding company                      Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                                                                                                INC. (THE

GSIP Holdco B LLC           holding company                      Delaware              1        GSIP Holdco A LLC          100.00%

GS Holdings Mauritius       holding company                      Mauritius             2        GOLDMAN SACHS (ASIA)        99.00%
Limited                                                                                         FIN. HLDG

                                                                                                GOLDMAN SACHS GLOBAL         1.00%
                                                                                                HOLDINGS
                                                                                                                         ---------
                                                                                                                           100.00%

GS MIDDLE EAST (CAYMAN)     Holding Company                      Cayman Islands        1        GSEM (DEL) HOLDINGS,       100.00%
LTD                                                                                             L.P.

GS BANK USA HOLDINGS LLC    Holding Company (Single Member LL)   Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            to hold GS Group Investment in GS                                   INC. (THE
                            Bank USA

DAC HOLDING I, L.L.C        Holding company for 6 other          Delaware              1        SSIG SPF ONE LQ, LLC       100.00%
                            special purpose partnerships
                            involved inleveraged lease
                            transactions

GS RBD HOLDINGS I CORP      Holding company for a US             Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            partnership, which in turn will                                     INC. (THE
                            hold an interest in a new Russian
                            broker/dealer entity.

GS RBD HOLDINGS II CORP     Holding company for a US             Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            partnership, which in turn will                                     INC. (THE
                            hold an interest in a new Russian
                            broker/dealer entity.

GS Holdings (Hong Kong)     Holding company for AEJ entities     Hong Kong             1        GS Asia Corporate          100.00%
Ltd                                                                                             Holdings LP

GSAM India Holdings         Holding company for an asset         Mauritius             1        GOLDMAN SACHS ASSET        100.00%
Limited                     management company in India                                         MANAGEMENT

ARCHON INTERNATIONAL, INC.  Holding company for Archon Italy     Delaware              1        GS FINANCIAL SERVICES      100.00%
                            and Archon Germany                                                  L.P.

GS ASIAN VENTURE            Holding company for ASSG entities    Delaware              2        GOLDMAN SACHS GLOBAL        25.00%
(DELAWARE) LL                                                                                   HOLDINGS

                                                                                                GS FINANCIAL SERVICES       75.00%
                                                                                                L.P.
                                                                                                                         ---------
                                                                                                                           100.00%

TIGER STRATEGIC             Holding company for ASSG entities    Mauritius             1        GS ASIAN VENTURE           100.00%
INVESTMENTS LT                                                                                  (DELAWARE) LL

PANDA INVESTMENTS LTD.      Holding company for ASSG entities    Mauritius             1        TIGER STRATEGIC            100.00%
                                                                                                INVESTMENTS LT

MLT INVESTMENTS LTD.        Holding company for ASSG entities    Mauritius             1        TIGER STRATEGIC            100.00%
                                                                                                INVESTMENTS LT

GOLDMAN SACHS (UK) L.L.C.   Holding company for CIN Managemenet  Delaware              2        GOLDMAN SACHS (UK)          99.00%
III                                                                                             L.L.C.

                                                                                                GOLDMAN SACHS GROUP          1.00%
                                                                                                HOLDINGS (
                                                                                                                         ---------
                                                                                                                           100.00%

GOLDMAN SACHS ASSET MGMT    Holding company for CIN Management   England               1        GOLDMAN SACHS (UK)         100.00%
HOLDI                       which is now inactive                                               L.L.C. III

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
W2005/W2007 Amelia Asset    Holding company for equity           Netherlands           1        ELQ INVESTORS, LTD          50.00%
4 BV                        investment in Goldreef, a South
                            African casino operator.

BEST INVESTMENT             Holding company for Express          Delaware              1        GS FINANCIAL SERVICES      100.00%
(DELAWARE) LLC              Securitization Specialty L.L.C.                                     L.P.
                            and Express II Securitization
                            Specialty L.L.C.Holding company
                            for Express Securitization
                            Specialty L.L.C. and Express II
                            Securitization Specialty L.L.C.

GS Admin Serv(Canada)Hold   holding company for Goldman Sachs    Delaware              3        GS Admin                     1.00%
LP                          Administration Services (Canada)                                    Serv(Canada)Hold LLC
                            Co.
                                                                                                GOLDMAN SACHS GLOBAL        25.00%
                                                                                                HOLDINGS

                                                                                                GS FINANCIAL SERVICES       74.00%
                                                                                                L.P.
                                                                                                                         ---------
                                                                                                                           100.00%

GSEM DEL LLC                Holding company for GS Equity        Delaware              1        GSEM BERMUDA               100.00%
                            Market, L.P. (Bermuda).                                             HOLDINGS, L.P.

GS GLOBAL FUNDING II CO.    Holding company for GS Global        Delaware              2        GOLDMAN SACHS CANADA        23.08%
                            Funding III, Co.Holding company                                     INC.
                            for GS Global Funding III, Co.
                                                                                                GS FINANCIAL SERVICES       76.92%
                                                                                                L.P.
                                                                                                                         ---------
                                                                                                                           100.00%

GS GLOBAL FUNDING III, CO.  Holding company for GS Global        Delaware              1        GS GLOBAL FUNDING II       100.00%
                            Funding IV, LLC                                                     CO.

GSIP Holdco Cayman LTD      Holding Company for GSIP Offshore    [-]                   1        GSEM (DEL) HOLDINGS,       100.00%
                            Fund                                                                L.P.

GS GLOBAL FUNDING           Holding company for Hechshire        Cayman Islands        1        GS FINANCIAL SERVICES      100.00%
(CAYMAN) LLC                Limited.                                                            L.P.

GS HULL HOLDING, INC.       Holding company for Hull             Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                                                                                                INC. (THE

GS INDIA HOLDINGS           Holding company for investments      Delaware              1        GOLDMAN SACHS GROUP,       100.00%
(DELAWARE) L                into India.                                                         INC. (THE

GS INDIA HOLDINGS L.P.      Holding company for investments      Delaware              3        GOLDMAN SACHS GROUP,        74.99%
                            into India.                                                         INC. (THE

                                                                                                GOLDMAN SACHS GLOBAL        25.00%
                                                                                                HOLDINGS

                                                                                                GS INDIA HOLDINGS            0.01%
                                                                                                (DELAWARE) L
                                                                                                                         ---------
                                                                                                                           100.00%

GS Pvt Bank Holdings LLC    holding company for Irish bank       Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            structure                                                           INC. (THE

ELQ Holdings (Del) LLC      Holding company for new ESSG         Delaware              2        GOLDMAN SACHS GROUP,        75.00%
                            investing entitiesHolding company                                   INC. (THE
                            for new ESSG investing entities
                                                                                                MLQ L.L.C                   25.00%
                                                                                                                         ---------
                                                                                                                           100.00%

GS POWER HOLDINGS LLC       Holding company for power            Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            generation assets obtained in the                                   INC. (THE
                            firm's acquisition of Cogentrix
                            Energy, Inc. and National Energy &
                            Gas Transmission, Inc.

GOLDMAN SACHS (ASIA         Holding company for PT Goldman       Delaware              2        GOLDMAN SACHS GLOBAL         1.00%
PACIFIC) L                  Sachs Indonesia.  Entity in joint                                   HOLDINGS
                            operating agreement with
                            Indonesian firm.  Generates                                         GOLDMAN SACHS               99.00%
                            investment banking fee income.                                      (CAYMAN) HOLDING
                                                                                                                         ---------
                                                                                                                           100.00%

SYNFUEL SOLUTIONS           Holding company for Synfuel          Delaware              2        GOLDMAN SACHS GROUP,        99.99%
HOLDINGS LLC                Holdings LLC.                                                       INC. (THE

                                                                                                GS FINANCIAL SERVICES        0.01%
                                                                                                L.P.
                                                                                                                         ---------
                                                                                                                           100.00%

WESTERN POWER INVESTMENTS   Holding company for Teesside Power   England               1        ELQ INVESTORS, LTD         100.00%
LTD                         Limited

J.ARON (CHINA) HOLDINGS     Holding company for the WFOE set     Delaware              1        GOLDMAN SACHS GLOBAL       100.00%
L.L.C                       up for the commodities business.                                    HOLDINGS

MERCAY CORPORATION          Holding Company for two entitis      Delaware              1        AYCO SERVICES AGENCY,      100.00%
                            that was established to provide                                     L.P.
                            insurance services in particular
                            states.

GS FINANCIAL SERVICES L.P.  Holding company for various          Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            entites owned wholly or partially                                   INC. (THE
                            by GS that may incur material
                            amounts of foreign income tax;
                            most entities previously owned by
                            GS Capital Markets, L.P.;

GSCS Holdings II, LLC       Holding Company of  GS Capital       Delaware              1        GSCS Holdings I, LLC       100.00%
                            Strategies LLC

GOLDMAN SACHS (JAPAN) LTD.  Holding company of Goldman Sachs     British Virgin        1        GOLDMAN SACHS GROUP,       100.00%
                            Japan Co., Ltd.                      Islands                        INC. (THE

GS Asia Corporate           Holding company of GS (HK)           Delaware              7        GOLDMAN, SACHS & CO.         1.83%
Holdings LP                 Holdings Ltd which holds major AEJ
                            entities.                                                           GOLDMAN SACHS GROUP,        14.26%
                                                                                                INC. (THE

                                                                                                GOLDMAN SACHS (ASIA)        13.78%
                                                                                                FIN. HLDG

                                                                                                GOLDMAN SACHS GLOBAL         0.93%
                                                                                                HOLDINGS
                                                                                                                         ---------
                                                                                                                           100.00%

GSCS Holdings I, LLC        Holding Company of GSCS Holdings     Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            II, LLC which in turn holds GS                                      INC. (THE
                            Capital Strategies LLC

GS COMM ASSET HOL           holding company of non-us            Cayman Islands        1        GS ASIAN VENTURE           100.00%
(CAYMAN)LTD.                investments                                                         (DELAWARE) LL

KILLINGHOLME POWER GROUP    Holding company of the               England               1        GOLDMAN SACHS GROUP        100.00%
LTD                         Killingholme group of companies                                     HOLDINGS (
                            purchased by ESSG.  The group
                            formerly held the Killingholme
                            Power Station before its
                            restructure.

GOLDMAN SACHS GROUP         Holding company.                     England               1        GOLDMAN SACHS (UK)         100.00%
HOLDINGS (                                                                                      L.L.C.

SINGEL COOL ONE             Holding Company.  Maison             Netherlands           1        GS FINANCIAL SERVICES      100.00%
                            (Management structure GAH).                                         L.P.
                            Limited partner of Gestion
                            d'Actifs Haussmann, SCA.

MEP GS Investor (CayCo)     Holding Entity                       Cayman Islands        1        MLQ L.L.C                  100.00%
Ltd

CER HOLDINGS LP             holding entity for CER Investments   Cayman Islands        2        GSEM (DEL) HOLDINGS,        99.00%
                            1 and all further special purpose                                   L.P.
                            vehicles which are incorporated
                            for the business purpose of                                         CER Holdings GP              1.00%
                            holding CERs                                                                                 ---------
                                                                                                                           100.00%

GSPS (DEL) LP               holding entity for GSPS Bermuda      Delaware              2        GSPS STRATEGIES CORP        75.00%
                            Corporation
                                                                                                GOLDMAN SACHS GLOBAL        25.00%
                                                                                                HOLDINGS
                                                                                                                         ---------
                                                                                                                           100.00%

MARS EQUITY CO., LTD.       Holding equity in SEC.               Japan                 1        GOLDMAN SACHS REALTY       100.00%
                                                                                                JAPAN COR

AR Holdings GK              Holding equity interst.              Japan                 1        MLQ INVESTORS, L.P.        100.00%

C.H. White Flower           Holding GK Frangipani                Japan                 1        AR Holdings GK             100.00%

TORIIZAKA KAIHATSU TK       Holding Hotel assets in Japan.       Japan                 3        GOLDMAN SACHS GROUP,        18.59%
                                                                                                INC. (THE

                                                                                                GS STRATEGIC                23.50%
                                                                                                INVESTMENTS JAPAN

                                                                                                GK TORIIZAKA KAIHATSU        5.00%
                                                                                                                         ---------
                                                                                                                            47.09%

GK TORIIZAKA KAIHATSU       Holding Hotel Assets in Japan.       Japan                 2        GOLDMAN SACHS REALTY         0.83%
                                                                                                JAPAN COR

                                                                                                MLQ INVESTORS, L.P.         99.17%
                                                                                                                         ---------
                                                                                                                           100.00%

ASHITABA CREATION CO. LTD.  Holding laon securely Shinjuku       Japan                 1        GOLDMAN SACHS REALTY       100.00%
                            building morgage.                                                   JAPAN COR

PALMWOOD CO., LTD           Holding loans transferred from       Japan                 1        GOLDMAN SACHS REALTY       100.00%
                            PIAJ, and assets purchased from                                     JAPAN COR
                            Hyogin Factor.

GS EURO OPP FUND II LP      Holding Partnership for the          England               1        ELQ INVESTORS, LTD          75.00%
                            European Opportunities Fund II

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
ENDEAVOR PRIVATE FUND       Holding RE Trust beneficicary        Japan                 1        MLQ INVESTORS, L.P.        100.00%
CO.LTD                      Interest.

UMEDA KAIHATSU TMK          Holding real estate.                 Japan                 1        MLQ INVESTORS, L.P.        100.00%

GK Blue Square              Holding shares in Fakedelic          Japan                 1        JUPITER INVESTMENT         100.00%
                            Holdings Co., LTd.                                                  CO,. LTD.

PIA Holdings Cayman Tokyo   Holding Shares.                      Cayman Islands        1        MLQ INVESTORS, L.P.        100.00%
Bran

GK CRYSTAL INVESTMENT       Holding SPL.                         Japan                 2        GOLDMAN SACHS REALTY         1.00%
                                                                                                JAPAN COR

                                                                                                MLQ INVESTORS, L.P.         99.00%
                                                                                                                         ---------
                                                                                                                           100.00%

GS GLOBAL FUNDING UK LTD    Holds a Far East structured          England               1        GOLDMAN SACHS              100.00%
                            finance deal.                                                       INTERNATIONAL

CITRINE INVESTMENT TK       Holds a hotel in Osaka, Japan.       Japan                 3        GOLDMAN SACHS GROUP,        18.98%
                                                                                                INC. (THE

                                                                                                GS STRATEGIC                24.10%
                                                                                                INVESTMENTS JAPAN

                                                                                                CITRINE INVESTMENT           5.00%
                                                                                                CO.,LTD.
                                                                                                                         ---------
                                                                                                                            48.08%

Rainbow Capital SRL         Holds a residential building in      People's              2        GOLDMAN SACHS GROUP,        39.47%
                            Shanghai, China.                     Republic of                    INC. (THE
                                                                 China
                                                                                                BAEKDU INVESTMENTS          60.53%
                                                                                                LIMITED
                                                                                                                         ---------
                                                                                                                           100.00%

RUBY REALTY TK              Holds commercial buildings in        Japan                 3        GOLDMAN SACHS GROUP,        19.57%
                            Tokyo, Japan.                                                       INC. (THE

                                                                                                GS STRATEGIC                25.00%
                                                                                                INVESTMENTS JAPAN

                                                                                                RUBY REALTY CO.,LTD.         5.00%
                                                                                                                         ---------
                                                                                                                            49.57%

MINATOMARU HOTEL HOLDINGS   Holds hotels in Narita, Naha and     Japan                 3        GOLDMAN SACHS GROUP,        18.98%
TK                          Chitose, Japan.                                                     INC. (THE

                                                                                                GS STRATEGIC                24.10%
                                                                                                INVESTMENTS JAPAN

                                                                                                MINATOMARU HOTEL             5.00%
                                                                                                HOLDINGS CO.L
                                                                                                                         ---------
                                                                                                                            48.08%

GOLDMAN SACHS GLOBAL        Holds minority interests in          Delaware              2        THE GOLDMAN, SACHS &         1.00%
HOLDINGS                    various subsidiaries                                                CO. L.L.C

                                                                                                GOLDMAN SACHS GROUP,        99.00%
                                                                                                INC. (THE
                                                                                                                         ---------
                                                                                                                           100.00%

GS MUNICIPAL PRODUCTS       Holds sponsor certificates issued    Delaware              2        GOLDMAN, SACHS & CO.         1.00%
L.L.C.                      in tender option programs.
                                                                                                GOLDMAN SACHS GROUP,        99.00%
                                                                                                INC. (THE
                                                                                                                         ---------
                                                                                                                           100.00%

JAPAN HOTEL `&` RESORT K K  Hotel REIT AM company (Regulated)    Japan                 1        MLQ INVESTORS, L.P.        100.00%

GOLDMAN                     In accordance with law no. 1.194     Monaco                1        GOLDMAN SACHS GROUP        100.00%
SACHS(MONACO)S.A.M.         of 9 July 1997 and Sovereign                                        HOLDINGS (
                            Ordinance no. 13.184 of 16
                            September 1997, as modified, the
                            Minister of State has authorised
                            the company to carry out the
                            following activities:  transfer of
                            orders on the financial markets of
                            s

GS DIVERSIFIED FINANCE      In connection with Televisa          Delaware              1        GS FINANCIAL SERVICES      100.00%
III LLC                     transaction.                                                        L.P.

GS DIVERSIFIED FINANCE V    In connection with Televisa          Delaware              1        GS FINANCIAL SERVICES      100.00%
LLC                         transaction.                                                        L.P.

GS MACRO INVESTMENTS I LLC  In connection with the MEIV          Delaware              1        GS MACRO INVESTMENTS       100.00%
                            transaction.                                                        LLC

GS MACRO INVESTMENTS III    In connection with the MEIV          Delaware              1        GS MACRO INVESTMENTS       100.00%
LLC                         transaction.                                                        LLC

GS MACRO INVESTMENTS IV     In connection with the MEIV          Delaware              1        GS MACRO INVESTMENTS       100.00%
LLC                         transaction.                                                        LLC

GS Macro Investments V LLC  In connection with the MEIV          Delaware              1        GS MACRO INVESTMENTS       100.00%
                            transaction.                                                        LLC

GS MACRO INVESTMENTS II     In connection with the MEIV          Delaware              1        GS MACRO INVESTMENTS       100.00%
LLC                         transaction.In connection with the                                  LLC
                            MEIV transaction.

DEMAC FINANCIAL SERVICES    Incorporated to provide debt         The Czech             1        MTGLQ INVESTORS, L.P.       91.62%
S.R.O                       servicing and administrative         Republic
                            services for CDV-1, Ltd.'s loan
                            assets.

AYCO SERVICES AGENCY, L.P.  Insurance Agency                     Delaware              2        GS AYCO HOLDINGS LLC         1.00%

                                                                                                THE AYCO COMPANY L.P.       99.00%
                                                                                                                         ---------
                                                                                                                           100.00%

Rothesay Life (Cayman)      Insurance holding company for UK     Cayman Islands        1        Rothesay Life, L.P.        100.00%
Limited                     insurance business

PEARL STREET INSURANCE      Insures specific hazards and         Vermont               1        GOLDMAN SACHS GROUP,       100.00%
COMPANY                     operational risks of the firm.                                      INC. (THE

GOLDMAN SACHS CAPITAL       Interest-rate swaps dealer;          Delaware              2        GS FINANCIAL SERVICES       99.00%
MARKETS,                    non-regulated entity which trades                                   L.P.
                            various fixed income derivative
                            products with customers and                                         GOLDMAN SACHS CAPITAL        1.00%
                            affiliates;                                                         MARKETS,
                                                                                                                         ---------
                                                                                                                           100.00%

BAEKDU INVESTMENTS LIMITED  Intermediate holding company of      Cayman Islands        1        GS FINANCIAL SERVICES      100.00%
                            ASSG for investments with REPIA.                                    L.P.

GOLDMAN SACHS CANADA INC.   International investment bank and    Ontario               1        GOLDMAN SACHS GROUP,       100.00%
                            Canadian broker/dealer                                              INC. (THE
                            specializing in fixed income
                            products; regulated Broker/Dealer;
                            all officers of the company must
                            be registered as such with the
                            regulator.

SLK GLOBAL MARKETS LTD.     Introduces foreign customer trades   England               1        GS EXECUTION AND           100.00%
                            to Spear, Leeds & Kellogg, LP on a                                  CLEARING, L.P
                            fully-disclosed basis.

EXPRESS SECURITIZATN        Invest in Cho Hung bank deal.        Korea                 1        BEST INVESTMENT            100.00%
SPECIALTY                                                                                       (DELAWARE) LLC

EXPRESS II SECURITIZATION   Invest in Cho Hung bank deal.        Korea                 1        BEST INVESTMENT            100.00%
SPEC                                                                                            (DELAWARE) LLC

GS STRATEGIC INVESTMENTS    Invest in TK arrangements in Japan   Delaware              1        GS FINANCIAL SERVICES      100.00%
JAPAN                                                                                           L.P.

GS Capital Partners Aurum   Investement in white electronic      Mauritius             1        GOLDMAN SACHS GROUP,       100.00%
Hold                        goods company in China, economics                                   INC. (THE
                            will be swapped to GS Capital
                            partners VI Funds

ENDEAVOR PRIVATE FUND TK    Investing in real estate. Change     Japan                 3        GOLDMAN SACHS GROUP,        12.14%
                            from EQPU to Consolidated due to                                    INC. (THE
                            purchase TK interest from 3rd party
                                                                                                GS STRATEGIC                25.00%
                                                                                                INVESTMENTS JAPAN

                                                                                                ENDEAVOR PRIVATE FUND        5.00%
                                                                                                CO.LTD
                                                                                                                         ---------
                                                                                                                            42.14%

GS Inv Strategies Canada    Investment Advisory for Liberty      Canada                1        GOLDMAN SACHS GROUP,       100.00%
Inc                         Harbour funds                                                       INC. (THE

GOLDMAN SACHS JAPAN CO.,    Investment bank and securities       Japan                 1        GOLDMAN SACHS (JAPAN)      100.00%
LTD.                        business.                                                           LTD.

GOLDMAN SACHS               Investment banking activities;       Netherlands           1        GOLDMAN SACHS GROUP,       100.00%
(NETHERLANDS) B.            fixed income trader.  Executes,                                     INC. (THE
                            clears and carries all types of
                            futures transactions on the MATIF
                            for affiliated entities.

GS PARIS                    Investment banking activities;       France                2        GOLDMAN, SACHS & CO.        99.00%
                            fixed income trader.  Executes,
                            clears and carries all types of                                     GOLDMAN SACHS GLOBAL         1.00%
                            futures transactions on the MATIF                                   HOLDINGS
                            for affiliated entities.                                                                     ---------
                                                                                                                           100.00%

DUNVEGAN INVESTMENTS, LTD   Investment company (dormant).        Cayman Islands        1        GOLDMAN SACHS              100.00%
                                                                                                HOLDINGS (U.K.)

PERCIER FINANCE SAS         Investment company.                  France                1        ELQ INVESTORS, LTD          90.00%

GS DIRECT MEZZANINE 2006,   Investment fund                      Delaware              1        GOLDMAN SACHS GROUP,        90.40%
L.P.                                                                                            INC. (THE

GS MEZZANINE PARTNERS 2006  Investment Fund                      Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                                                                                                INC. (THE

GLOBAL TECHNOLOGIES         Investment Holding                   British Virgin        1        MLT INVESTMENTS LTD.       100.00%
INTERNATIO                                                       Islands

Goldman Sachs (HK) Co.      Investment holding                   Hong Kong             1        GS Holdings (Hong          100.00%
Ltd.                                                                                            Kong) Ltd

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
Goldman Sachs (HK) Funding  Investment holding - subscribing     Hong Kong             2        Goldman Sachs (HK)           5.00%
                            for a bond to invest in US                                          Co. Ltd.
                            treasuries
                                                                                                GS Killingholme             95.00%
                                                                                                Cayman Inv III
                                                                                                                         ---------
                                                                                                                           100.00%

EXCHANGE REALTY SRL         Investment holding company formed    Barbados              2        GOLDMAN SACHS GROUP,        39.47%
                            for the purpose of investing in                                     INC. (THE
                            real estate in China
                                                                                                BAEKDU INVESTMENTS          60.53%
                                                                                                LIMITED
                                                                                                                         ---------
                                                                                                                           100.00%

Oxley Investments B.V.      Investment holding for ASSG          [-]                   1        GS ASIAN VENTURE           100.00%
                            Indonesian investments.  It is                                      (DELAWARE) LL
                            100% owned by GS Asian Venture
                            (Delaware) L.L.C. (0191).

GS RE Investments           Investment holding for real estate   Cayman Islands        1        GS ASIAN VENTURE           100.00%
Holdings Ltd                investments.                                                        (DELAWARE) LL

GS Direct Pharma Limited    investment in pharmaceutical         Mauritius             1        GS Direct, L.L.C.          100.00%
                            company in China

WWD Topaz Investment        Investment in Vatika Group, a        Mauritius             1        WWD Investment             100.00%
Limited                     Gurgaon (India) based real estate                                   Holdings Ltd
                            developer

LFG Holdings L.L.C.         Investment is a market data base     Delaware              1        GSUIG, LLC                 100.00%
                            and marketing consulting firm
                            based in Miami

GS ASSET MANAGEMENT CO.,    Investment management of             Japan                 2        GOLDMAN SACHS GROUP,         1.00%
LTD                         securities investment trusts;                                       INC. (THE
                            discretionary and
                            non-discretionary investment                                        GOLDMAN SACHS ASSET         99.00%
                            advisory business since 4/1/02.                                     MANAGEMENT
                            Established in connection with                                                               ---------
                            obtaining a mutual fund license in                                                             100.00%
                            Japan.Limited license to engage in
                            offering of offshor

GS Capital Partners Auto    Investment vehicle for Fuyao Auto    Mauritius             1        GOLDMAN SACHS GROUP,       100.00%
Glass                       Glass.                                                              INC. (THE

GSCP VI Employee Fund LP    Investment vehicle for gS            Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            employees investing in GS Cap                                       INC. (THE
                            Partners VI

GS HONY HOLDINGS I LTD      Investment vehicle for Hony          Cayman Islands        1        GS ASIAN VENTURE           100.00%
                            Capital III Investment vehicle for                                  (DELAWARE) LL
                            Hony Capital III

GS HONY HOLDINGS II LTD     Investment vehicle for the firm's    Cayman Islands        1        GS ASIAN VENTURE           100.00%
                            interest in Hony Capital fund III                                   (DELAWARE) LL
                            LP

GSUIG, LLC                  investment vehicle for UIG           Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                                                                                                INC. (THE

BEIJING DE SHANG VENTURE    Investor in Beijing Gao Hua          People's              1        GOLDMAN SACHS (ASIA)       100.00%
CCL                         Securities Company Limited.          Republic of                    FIN. HLDG
                                                                 China

GS GLOBAL FUNDING IV, LLC   Investor in preferred securities.    Delaware              1        GS GLOBAL FUNDING          100.00%
                                                                                                III, CO.

GS GLOBAL INVESTMENTS CO.   Investor in preferred securities.    Delaware              1        GS FINANCIAL SERVICES      100.00%
                                                                                                L.P.

MTGLQ INVESTORS, L.P.       Investor in various real estate      Delaware              2        GOLDMAN SACHS GROUP,        99.00%
                            transactions                                                        INC. (THE

                                                                                                MLQ L.L.C                    1.00%
                                                                                                                         ---------
                                                                                                                           100.00%

BEIJING GAO WANG VENTURE    Invests in Beijing Gao Hua           People's              1        GOLDMAN SACHS (ASIA)       100.00%
CCL                         Securities Company Limited.          Republic of                    FIN. HLDG
                                                                 China

BEIJING HOU FENG VENTURE    Invests in Beijing Gao Hua           People's              1        GOLDMAN SACHS (ASIA)       100.00%
CCL                         Securities Company Limited.          Republic of                    FIN. HLDG
                                                                 China

RIO TOCURUI CLA S.DE        Invests in non-performing loan       Brazil                1        MTGLQ INVESTORS, L.P.      100.00%
CREDITOS                    portfolios in Brazil.

R&G CO., LTD                Invests in non-performing loans.     Japan                 2        GOLDMAN SACHS REALTY        98.33%
                                                                                                JAPAN COR

                                                                                                JLQ LLC                      1.67%
                                                                                                                         ---------
                                                                                                                           100.00%

MG PARTNERS TK              Invests in real estate.              Japan                 2        MG PARTNERS CO LTD.          5.00%

                                                                                                KIRI (DELAWARE) LLC         75.00%
                                                                                                                         ---------
                                                                                                                            80.00%

GS KILLINGHOLME CAYMAN      Is a part of the structured          Cayman Islands        1        KILLINGHOLME POWER         100.00%
INVESME                     investing trade and will enter                                      LIMITED
                            into Swaps.

GOLDMAN SACHS CANADA        Issues commercial paper in Canada    Nova Scotia           2        GOLDMAN SACHS GROUP,        99.00%
FINANCE C                   and lends the proceeds to                                           INC. (THE
                            regulated and unregulated GS
                            affiliates in Canada.                                               GOLDMAN SACHS CANADA         1.00%
                                                                                                FINANCE I
                                                                                                                         ---------
                                                                                                                           100.00%

GS FUNDING OPPORTUNITIES    Issuing shares and effecting         Delaware              1        GS FINANCIAL SERVICES      100.00%
II                          transfers, making distributions,                                    L.P.
                            entering into and performing its
                            obligations, and exercising and
                            enforcing its rights under each GS
                            Funding II transaction document.

GS FUNDING OPPORTUNITY      Issuing shares and effecting         Delaware              1        GS FUNDING                 100.00%
                            transfers, making distributions,                                    OPPORTUNITIES II
                            entering into and performing its
                            obligations, and exercising and
                            enforcing its rights under each GS
                            Funding transaction document.

GREEN MOUNTAIN ONE TK       It has been set up jointly with      Japan                 2        GREEN MOUNTAIN ONE           5.00%
                            Dandelion Investmenst YK                                            CO.,LTD.
                            ("Dandelion") and Mizuho Security,
                            a third party, to acquire                                           DANDELION INVESTMENTS       55.00%
                            nonperforming loans from                                            TK
                            LindenWood, an existing SPC of the                                                           ---------
                            ASSG business.                                                                                  60.00%

PMF-1 (BES III)             It is not a true legal entity. PMF   United Kingdom        1        ELQ INVESTORS, LTD         100.00%
                            1 (2403) has a non  performing
                            porfolio for which the desk needs
                            separate reporting and entity 2398
                            has been set up to facilitate this.

PMF-2 (BES III), LTD        It is not a true legal entity. PMF   United Kingdom        1        GS EURO OPP FUND BV        100.00%
                            2 (2404) has a non  performing
                            porfolio for which the desk needs
                            separate reporting and entity 2399
                            has been set up to facilitate this.

GS Direct, L.L.C.           It is wholly owned by GS Group,      Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            Inc. and this entity will be used                                   INC. (THE
                            to make investments.

BRENTA REAL ESTATE SRL      Italian Co., to purchase , sell      Italy                 1        ELQ INVESTORS, LTD         100.00%
                            exchange , build and manage
                            properties

J-Aron Fundo Investimento   J. ARON & COMPANY will own 100% of   [-]                   1        J. ARON & COMPANY          100.00%
                            JFIF

GSJC MASTER LESSEE LLC      Jersey City Property                 Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                                                                                                INC. (THE

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
M B ACQUISITIONS BV         Joint venture company for the Mont   Netherlands           1        ELQ INVESTORS, LTD          50.00%
                            Blanc non-performing loan portfolio

MADISON/SPEC SITUATIONS     Joint venture partner to purchase    Delaware              1        SSIG                       100.00%
VALUE                       small bankrupcy trade clients.

Just Options LLC            Just Options is a joint venture      Delaware              1        GS EXECUTION AND           100.00%
                            between Peak 6 and GSEC where we                                    CLEARING, L.P
                            are currently taking a majority
                            share in the company's net losses.
                            Accounting Policy is mandating
                            that we treat this as a
                            consolidating VIE until the
                            situation changes.

EXCELLENT EQUITY TK         Kamata kosan ( Residential);         Japan                 3        GOLDMAN SACHS GROUP,        19.57%
                            Excellent to purchase 2 retail                                      INC. (THE
                            store buildings , 1 hotel plus
                            parking area ( land), 1 residential                                 GS STRATEGIC                25.00%
                            and 5 lands                                                         INVESTMENTS JAPAN

                                                                                                EXCELLENT EQUITY             5.00%
                                                                                                CO.,LTD.
                                                                                                                         ---------
                                                                                                                            49.57%

GSAM KOREA LIMITED          Korea asset management business      Korea                 1        GOLDMAN SACHS ASSET        100.00%
                                                                                                MANAGEMENT

Beeston Investments         Korea futures & options trading.     Cayman Islands        1        GOLDMAN SACHS (ASIA        100.00%
Limited                     Holds a Foreign Investor status in                                  PACIFIC) L
                            Korea (FINI).Maples & Calder is
                            the Cayman Islands agent.

Blue Lotus Limited          Korea Principal Finance business     Ireland               1        GS ASIAN VENTURE           100.00%
                            for the Asia GSPS desk                                              (DELAWARE) LL

GSJC LAND LLC               Land owner for construction          Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            project in Jersey City.                                             INC. (THE

GSJC 50 HUDSON URBAN        Lessee and construction agent for    New Jersey            1        GOLDMAN SACHS GROUP,       100.00%
RENEWAL L                   construction project in Jersey                                      INC. (THE
                            City.

GSJC 30 HUDSON URBAN        Lessee and construction agent for    New Jersey            1        GOLDMAN SACHS GROUP,       100.00%
RENEWAL L                   construction project in Jersey                                      INC. (THE
                            City.

MLK DRIVE URBAN RENEWAL     Lessee and construction agent for    New Jersey            1        GOLDMAN SACHS GROUP,       100.00%
LLC                         construction project in Jersey                                      INC. (THE
                            City.

GOLDMAN SACHS               Licensed bank in the U.K. performs   England               1        GOLDMAN SACHS GROUP        100.00%
INTERNATIONAL BA            foreign currency option and swap                                    HOLDINGS (
                            trading and is a deposit-taking
                            institution

Goldman Sachs               Licensed bank in the U.K. performs   United Kingdom        1        GOLDMAN SACHS              100.00%
International Ba            foreign currency option and swap                                    INTERNATIONAL BA
                            trading and is a deposit-taking
                            institution

ARROW REINSURANCE           Licensed insurance company to act    Bermuda               1        GOLDMAN SACHS GROUP,       100.00%
                            as a "transformer" between                                          INC. (THE
                            traditional insurance and
                            reinsurance markets and the
                            capital markets.  Holds casualty
                            bond positions.

ARROW CORP MEMBER           Licensed insurance entity that       Delaware              2        GOLDMAN SACHS GROUP,        75.00%
HOLDINGS LLC                facilitates the life settlements                                    INC. (THE
                            agency business,including the
                            premium finance business.                                           GOLDMAN SACHS GLOBAL        25.00%
                                                                                                HOLDINGS
                                                                                                                         ---------
                                                                                                                           100.00%

GOLDMAN SACHS RISK          Licensed re-Insurance intermediary   Delaware              2        GOLDMAN SACHS GROUP,        99.00%
ADVISORS, L                 in NY that can act as re-insurance                                  INC. (THE
                            broker; licensed re-insurance
                            broker in CT.                                                       GS Risk Advisors, Inc.       1.00%
                                                                                                                         ---------
                                                                                                                           100.00%

LONGMORE CAPITAL, LLC       life settlement companylife          Delaware              1        GS RE Holdings Inc.        100.00%
                            settlement company

MEP GS INVESTOR L.P.        Limited Partner in an Investment     United Kingdom        2        GOLDMAN SACHS GLOBAL         1.00%
                            Fund                                                                HOLDINGS

                                                                                                MTGLQ INVESTORS, L.P.       99.00%
                                                                                                                         ---------
                                                                                                                           100.00%

Litton Loan Servicing LP    Litton Loan Servicing LP, a          [-]                   2        Litton Mortgage             99.99%
                            Delaware limited partnership, is                                    Servicing LLC
                            approved to service mortgage
                            loans.  The entity is licensed to                                   Litton Cons & Corp LLC       0.01%
                            conduct business in variuous                                                                 ---------
                            states and subject to regulation                                                               100.00%
                            and examination by various
                            agencies and certain states.

GS CREDIT PARTNERS          Loan trading; Money lender           Japan                 1        GOLDMAN SACHS REALTY       100.00%
(JAPAN), LT                 license; License No: Tokyo                                          JAPAN COR
                            (3)No.22615

GS SPEC. LENDING CLO-I LTD  loans to middle market companies     Cayman Islands        1        GS SPECIALTY LENDING       100.00%
                                                                                                HOLDING I

J. ARON & COMPANY (U.K.)    London based dealer in base metal,   England               2        GOLDMAN SACHS               99.00%
                            petroleum, oil and coffee/cocoa in                                  HOLDINGS (U.K.)
                            the spot and forward markets;
                            commodities dealer in London                                        GOLDMAN SACHS GROUP          1.00%
                                                                                                HOLDINGS (
                                                                                                                         ---------
                                                                                                                           100.00%

GOLDMAN SACHS ASSET MGMT    London-based provider of asset       England               2        GOLDMAN SACHS               99.00%
INT'L                       management and investment advisory                                  HOLDINGS (U.K.)
                            services, covering European and
                            other international asset classes.                                  GOLDMAN SACHS GROUP          1.00%
                                                                                                HOLDINGS (
                                                                                                                         ---------
                                                                                                                           100.00%

Arrow Capital Risk          Maintains Insurance Broker's         Bermuda               1        GOLDMAN SACHS RISK         100.00%
Services Li                 license in Bermuda, effective                                       ADVISORS, L
                            3/27/98; reinsurance intermediary
                            that can act as reinsurance broker.

TEIBOW HOLDINGS, CO., LTD.  Making and selling Stationery        Japan                 1        JUPITER INVESTMENT         100.00%
                                                                                                CO,. LTD.

TK Universal Hotel          Management company related to        Japan                 3        GOLDMAN SACHS GROUP,        18.98%
Management                  Citrine deal                                                        INC. (THE

                                                                                                GS STRATEGIC                24.10%
                                                                                                INVESTMENTS JAPAN

                                                                                                GK Universal Hotel           5.00%
                                                                                                Management
                                                                                                                         ---------
                                                                                                                            48.08%

ARCHON HOSPITALITY CO, LTD  Management of Hotels                 Japan                 1        GOLDMAN SACHS REALTY       100.00%
                                                                                                JAPAN COR

OMACHI ONSEN KAIHATSU CO,   Management of Ryokan.(Japannese      Japan                 1        GOLDMAN SACHS REALTY       100.00%
LTD.                        Hotel).Management of                                                JAPAN COR
                            Ryokan.(Japannese Hotel).

THE GOLDMAN, SACHS & CO.    Managing General partner of          Delaware              1        GOLDMAN SACHS GROUP,       100.00%
L.L.C                       Goldman, Sachs & Co.                                                INC. (THE

GOLDMAN, SACHS & CO.        Managing general partner of          Germany               1        GOLDMAN SACHS GROUP,       100.00%
FINANZ GM                   Goldman, Sachs & Co. oHG, a German                                  INC. (THE
                            general partnership; non regulated

Taurus Leasing Co. Ltd      Master lessee of KK Taurus Realty    Japan                 1        GOLDMAN SACHS REALTY       100.00%
                                                                                                JAPAN COR

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
GS ACA,LLC                  Member in Agricultural Company of    Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            America Holdings LLC, a joint                                       INC. (THE
                            venture with Duquesne Partners to
                            invest in agricultural (farm)
                            real estate

RIO PARANA CLA SECUR DE     Merged survivor of Rio Potiguar      BRAZIL                2        MTGLQ INVESTORS, L.P.       99.99%
CREDIT                      Companhia Securitizadora de
                            Creditos Financeiros and this                                       GS FINANCIAL SERVICES        0.01%
                            entity.                                                             L.P.
                                                                                                                         ---------
                                                                                                                           100.00%

GOLDMAN SACHS MEXICO        Mexican Broker-Dealer; Group Inc.    Mexico                2        GOLDMAN SACHS GROUP,        99.99%
CASA DE B                   owns 43,995,599 shares; Global                                      INC. (THE
                            Holdings owns 4,400 shares; as of
                            10/30/01 no longer Approved                                         GOLDMAN SACHS GLOBAL         0.01%
                            Person and will not actively                                        HOLDINGS
                            engage in the securities or                                                                  ---------
                            advisory business                                                                              100.00%

DANDELION INVESTMENTS       Mizuho JV (TK contributor to         Japan                 1        GOLDMAN SACHS REALTY       100.00%
CO.,LTD.                    Green Mountain One)                                                 JAPAN COR

GOLDMAN SACHS CREDIT        nation and syndication of            Bermuda               2        GSCP (DEL) INC.             99.90%
PARTNERS                    commercial loans as well the
                            secondary trading of such                                           GSCP (DEL) LLC.              0.10%
                            loans.Inventory and trade lesser                                                             ---------
                            developed country debt and senior                                                              100.00%
                            bank debt; to invest in
                            assignments and participations in
                            certain bank debt, debt of other
                            lenders and anyo

Bridgewater ODC, LLC        New entity to house a new US data    Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            center property                                                     INC. (THE

GOLDMAN, SACHS & CO.        Nominee Company for Rhein-Donau      Germany               1        GOLDMAN, SACHS & CO.       100.00%
VERWALTUNGS G               Capital Partners Fund and GS                                        OHG
                            Capital Partners II and III
                            (Germany) C.L.P.

CL INVESTMENTS LIMITED      Non-regulated Cayman Island based    Cayman                1        GOLDMAN SACHS GROUP,       100.00%
                            entity established to invest in      Islands                        INC. (THE
                            an unaffiliated entity which
                            holds a consumer loan portfolio;
                            contribute equity to a trust
                            which will hold ITT receivables

EURO-SPLITTER B.V.          Non-regulated Dutch entity           Netherlands           1        J. ARON & COMPANY          100.00%
                            established to invest in a           Antilles
                            condensate splitter.

GOLDMAN SACHS FX            Non-regulated entity which is a      Singapore             1        GS Holdings (Hong Kong)    100.00%
(SINGAPORE) P               holding company and deals in                                        Ltd
                            foreign exchange and derivative
                            contracts

J. ARON & COMPANY           Non-regulated entity which trades    Singapore             1        GOLDMAN SACHS FX           100.00%
(SINGAPORE)                 in physical oil and oil-related                                     (SINGAPORE) P
                            derivative contracts

GOLDMAN SACHS SERVICES      Non-regulated entity; employer of    British               1        GOLDMAN, SACHS & CO.       100.00%
LIMITED                     certain London office personnel      Virgin
                                                                 Islands

GOLDMAN, SACHS & CO.        Non-regulated Frankfurt based        Germany               1        GOLDMAN SACHS GROUP,       100.00%
WERTPAPIE                   entity which issues warrants and                                    INC. (THE
                            purchases offsetting OTC options
                            in the fixed income, eqity,
                            commodity and currency markets.

GOLDMAN SACHS (CAYMAN)      Non-regulated holding company and    Cayman                2        GOLDMAN SACHS GROUP,        97.00%
HOLDING                     General Partner of Goldman Sachs     Islands                        INC. (THE
                            & Co. OHG; parent of The Goldman
                            Sachs (Cayman) Trust Limited                                        GOLDMAN SACHS GLOBAL         3.00%
                                                                                                HOLDINGS
                                                                                                                         ---------
                                                                                                                           100.00%

GOLDMAN SACHS (UK) L.L.C.   Non-regulated holding company for    Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            Goldman Sachs Overseas Limited;                                     INC. (THE
                            established to achieve tax
                            efficiencies within UK group;

GOLDMAN SACHS OVERSEAS      Non-regulated Paris based entity     Delaware              2        GOLDMAN SACHS GROUP,        99.00%
FINANCE                     formed to issue a $1.5 billion                                      INC. (THE
                            French France Note; finance
                            Company;                                                            Goldman Sachs (France)       1.00%
                                                                                                Finance
                                                                                                                         ---------
                                                                                                                           100.00%

FLEET TRADE & TRANSPORT     Non-regulated petroleum shipping     Delaware              1        GOLDMAN SACHS GROUP,       100.00%
(USA)                       entity;                                                             INC. (THE

GOLDMAN SACHS HOLDINGS      Non-regulated tax efficient          England               1        GOLDMAN SACHS GROUP        100.00%
(U.K.)                      holding company for U.K.                                            HOLDINGS (
                            pass-through entities

GOLDMAN SACHS PROPERTY      Non-regulated UK based entity        England               1        GOLDMAN SACHS GROUP,       100.00%
MGMT LI                     which holds the leasehold                                           INC. (THE
                            improvements for Peterborough
                            Court and incurs all expenses for
                            operating the building; branch in
                            Paris;

GS GLOBAL COMMODITIES       Oil and Gas commodity operating      Nova Scotia           1        GS GLOB                    100.00%
(CANADA)C                   entity                                                              COMMODITIES(CAN)HOLDIN

FLEET TRADE & TRANSPORT     Oil shipping and transporting;       England               1        GOLDMAN SACHS GROUP        100.00%
LIMITE                      non-regulated London based                                          HOLDINGS (
                            petroleum shipping entity;

GS HEADQUARTERS LLC         Operating entity for Site 26         Delaware              2        GOLDMAN SACHS GROUP,        99.80%
                                                                                                INC. (THE

                                                                                                SITE 26 HOLDINGS INC         0.20%
                                                                                                                         ---------
                                                                                                                           100.00%

YELLOW ACQUISITION LTD      Opportunities Fund SPV to hold       England               1        GS EURO OPP FUND BV        100.00%
                            Yellow NPL Portfolio

LONGMORE CREDIT             originate and service Life           Delaware              1        GS RE Holdings Inc.        100.00%
SERVICES, LLC               Finance business

GS SPECIALTY LENDING        Originates (or purchases) loans      Delaware              1        GOLDMAN SACHS GROUP,       100.00%
HOLDINGS                    made to middle market borrowers                                     INC. (THE
                            that cannot sufficiently access
                            the market through traditional
                            senior bank debt lenders.

GOLDMAN SACHS H&HC          Originates and services FHA          New York              1        GOLDMAN SACHS GROUP,       100.00%
CAPITAL COR                 insured mortgages; General                                          INC. (THE
                            Partner in Goldman Sachs Housing
                            and Health Care Funding Company

G.S. FINANCIAL MARKETS,     OTC derivatives dealer (also         Delaware              1        GOLDMAN SACHS GROUP,       100.00%
L.L.C.                      commonly known as BD Lite).  It                                     INC. (THE
                            currently engages in OTC options
                            on the S&P 500 Index.

BROKER DEALER LITE 1        OTC Derivatives Dealer;              Delaware              2        GOLDMAN SACHS GROUP,        99.00%
                            broker/dealer; SEC File No.                                         INC. (THE
                            8-51753
                                                                                                G.S. FINANCIAL MARKETS,      1.00%
                                                                                                L.L.C.
                                                                                                                         ---------
                                                                                                                           100.00%

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
ARROW CAPITAL REINSURANCE   ow Capital Risk Services             Bermuda               1        GOLDMAN SACHS GROUP,       100.00%
CO.,                        Limited).will be the risk taking                                    INC. (THE
                            entity for our property
                            catastrophe reinsurance
                            business.  Arrow Capital Re will
                            not have any employees.  All
                            reinsurance professionals
                            supporting the business will be
                            employees of GS Risk Advisors

FUNABIKI CO., LTD.          Owner of Hotel.                      Japan                 1        AR Holdings GK             100.00%

REP LKS Realty, LLC         Ownership and investment in          Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            office property known as                                            INC. (THE
                            Lakeside Atrium,  located in
                            Santa Clara, CA

GS GLOB COMMODITIES(CAN)    Ownership of a newly formed          Delaware              3        GS GLOB                      1.00%
HOLDIN                      Canadian entity which will                                          COMMODITIES(CAN)HOLDIN
                            conduct the firms Canadian
                            commodities business.                                               GOLDMAN SACHS GLOBAL        25.00%
                                                                                                HOLDINGS

                                                                                                GS FINANCIAL SERVICES       74.00%
                                                                                                L.P.
                                                                                                                         ---------
                                                                                                                           100.00%

GS GLOB COMMODITIES(CAN)    Ownership of a newly formed          Delaware              1        GS FINANCIAL SERVICES      100.00%
HOLDIN                      Canadian entity which will                                          L.P.
                            conduct the firms Canadian
                            commodities business.

REP PRS II FTB, L.L.C.      Ownership of Fountains at Delray     Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            Beach Apartment Homes                                               INC. (THE

HAMBRE INC                  Owns and leases its employees to     New York              1        GS AYCO HOLDINGS LLC       100.00%
                            the Ayco Company LP and to The
                            Ayco Services Agency LP (monthly
                            mgmt charge between the entities
                            for compensation and benefits
                            related to its employees).

ASTORIA INVESTMENT          Owns approximately 18.6% of the      None                  1        GS Holdings Mauritius      100.00%
VENTURES, I                 ERP shares issued by a                                              Limited
                            Philippine metro operating
                            company.

KAWASAKI HOLDINGS TK        Owns hotel assets in Japan.          Japan                 3        GOLDMAN SACHS GROUP,        11.53%
                                                                                                INC. (THE

                                                                                                GS STRATEGIC                23.50%
                                                                                                INVESTMENTS JAPAN

                                                                                                KAWASAKI HOLDINGS            5.00%
                                                                                                CO.LTD.
                                                                                                                         ---------
                                                                                                                            40.03%

ASAMA ONSEN KAIHATSU CO.,   Owns two hot-spring hotels in        Japan                 1        GOLDMAN SACHS REALTY       100.00%
LTD                         Japan.                                                              JAPAN COR

GS MEHETIA PARTNERSHIP LP   Parent company of GS Mehetia         Delaware              2        GS MEHETIA CORP              1.00%
                            Holdings Inc.
                                                                                                GS MEHETIA LLC              99.00%
                                                                                                                         ---------
                                                                                                                           100.00%

MEHETIA HOLDINGS INC        Parent company of Luge LLC,          Delaware              3        GS MEHETIA CORP             20.00%
                            Mehetia Inc and Carrera2 LLC
                                                                                                GS MEHETIA LLC              50.00%

                                                                                                GS MEHETIA PARTNERSHIP      30.00%
                                                                                                LP
                                                                                                                         ---------
                                                                                                                           100.00%

GS MEHETIA LLC              Parent company of Mehetia            Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            Holdings Inc.                                                       INC. (THE

GS MEHETIA CORP             Parent company of Mehetia            Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            Holdings, Inc. and GS Mehetia                                       INC. (THE
                            Partnership LP.

GS AYCO HOLDINGS LLC        Parent company to The Ayco           Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            Company, LP, Saratoga Springs,                                      INC. (THE
                            LLC, also is a General Partner
                            for the Ayco Services Agency LP.

GS WIND POWER II LLC        Part of a wind energy project.       Delaware              1        GSFS INVESTMENT I CORP     100.00%

GS WIND LLC                 Part of a wind energy project.       Delaware              1        GS FINANCIAL SERVICES      100.00%
                                                                                                L.P.

Amagansett FX               Part of structured investing         United                1        GS FINANCIAL SERVICES      100.00%
                            trade which will enter into          Kingdom                        L.P.
                            contracts and options

GS LONGPORT INVESTMENT      Part of structured transaction       Delaware              1        LAFFITTE PARTICIPATION     100.00%
CORPORA                     with BNP Paribas.                                                   12

GS OCEANSIDE INVESTMENTS    Part of structured transaction       Delaware              1        GS LONGPORT INVESTMENT     100.00%
LLC                         with BNP Paribas.                                                   CORPORA

GSFS PRINCIPAL STRATEGIES   part of the Killingholme             Cayman                1        GS FINANCIAL SERVICES      100.00%
                            restructure in the AmSSG business    Islands                        L.P.

AMERICAN GAS ROYALTY        Part of the VPP Dominion             Delaware              1        GOLDMAN, SACHS & CO.       100.00%
TRUST                       Transaction.

SITE 26 HOLDINGS INC        Partial Owner of GS Headquarter      Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            LLC                                                                 INC. (THE

GS DIVERSIFIED INVESTMENTS  Participate in PBL structured        Delaware              1        GS DIVERSIFIED FUNDING     100.00%
LTD                         financing transaction.                                              LLC

GS DIVERSIFIED HOLDINGS     Participate in PBL structured        Cayman                1        GS DIVERSIFIED FUNDING     100.00%
LTD                         financing transaction.               Islands                        LLC

GS DIVERSIFIED FUNDING      Participate in PBL structured        Delaware              1        GOLDMAN SACHS GROUP,       100.00%
LLC                         financing transaction.                                              INC. (THE

WYNDHAM INVESTMENTS I       Participate in PBL structured        Cayman                2        GS FINANCIAL SERVICES       86.67%
LTD                         financing transaction.               Islands                        L.P.

                                                                                                GS DIVERSIFIED FUNDING      13.33%
                                                                                                LLC
                                                                                                                         ---------
                                                                                                                           100.00%

WYNDHAM INVESTMENTS II      Participate in PBL structured        Cayman                1        WYNDHAM INVESTMENTS I      100.00%
LTD                         financing transaction.               Islands                        LTD

FAIRWAY RESOURCES L.P.      Partnership focused on oil and       United                1        MTGLQ INVESTORS, L.P.      100.00%
                            gas production and ownership of      States
                            lease acreage.

GS RBD HOLDINGS,L.P.        Partnership will hold an equity      Delaware              2        GS RBD HOLDINGS I CORP      99.00%
                            interest in a new Russian
                            broker/dealer entity.                                               GS RBD HOLDINGS II CORP      1.00%
                                                                                                                         ---------
                                                                                                                           100.00%

KIRI (DELAWARE) LLC         Pass-through entity used in          Delaware              1        GOLDMAN SACHS (ASIA)       100.00%
                            connection with TK investing                                        FIN. HLDG
                            structures.

GK Arisugawa Finance        PFS Deal                             Japan                 1        AR Holdings GK             100.00%

GOLDMAN SACHS S.G.R.        Portfolio management company         Italy                 2        GOLDMAN SACHS HOLDINGS       1.00%
S.P.A                                                                                           (U.K.)

                                                                                                GOLDMAN SACHS (UK)          99.00%
                                                                                                L.L.C.
                                                                                                                         ---------
                                                                                                                           100.00%

GS STRATEGIC INVESTMENTS    Potentially holding ASSG             Delaware              2        EUSTON ENTERPRISES LTD      50.00%
(DELA                       positions
                                                                                                FAIRWAY ENTERPRISES LTD     50.00%
                                                                                                                         ---------
                                                                                                                           100.00%

Fantasia (Cayman) Ltd       Pre-IPO investment in China. The     Cayman                2        GOLDMAN SACHS GROUP,        13.49%
                            deal entails investment in           Islands                        INC. (THE
                            Equity and debt of real estate
                            developer with most projects in                                     GS RE Investments           53.33%
                            Shenzhen and Chengdu.                                               Holdings Ltd
                                                                                                                         ---------
                                                                                                                            66.83%

Longmore Credit LLC         premium finance company              Delaware              1        GS RE Holdings Inc.        100.00%

TRIUMPH INVESTMENTS         Primarily established to hold        Ireland               1        BEST II                    100.00%
(IRELAND)                   ASSG positions in Korean assets.                                    INVESTMENTS(DELAWARE)L

TRIUMPH II INVESTMENT       Primarily established to hold        Ireland               1        GS ASIAN VENTURE           100.00%
(IRELAND                    ASSG positions in Korean assets.                                    (DELAWARE) LL

BEST II INVESTMENTS         Primarily established to hold        Delaware              1        GS FINANCIAL SERVICES      100.00%
(DELAWARE)L                 investments in Triumph                                              L.P.
                            Investments (Ireland) Limited
                            and Triumph III Investments
                            (Ireland) Limited.

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
GS STRATEGIC INVESTMENTS    Primarily established to hold        Delaware              1        MLT INVESTMENTS LTD.       100.00%
(ASIA                       private equity positions of ASSG

RESTAMOVE IRELAND LIMITED   Primarily established to hold        Ireland               1        GS FINANCIAL SERVICES      100.00%
                            proprietary positions in Korean                                     L.P.
                            and AustraliaN assets.  Trading
                            activity will be limited to
                            affiliates and Korean
                            broker/dealers.

MADISON/SPEC SITUATIONS     Primarily in the business of         Delaware              1        SSIG                       100.00%
VALUE                       buying bankruptcy trade claims

GS EURO STRATEGIC INV GRP   Primarily invests in non             Netherlands           1        GS EURO OPP FUND BV        100.00%
BV                          investment grade or distressed
                            securities and loans of European
                            companies.

GS EUROPEAN PERFORMANCE     Primarily invests in senior bank     Ireland               2        GOLDMAN SACHS GROUP,       100.00%
FUND                        loans of European companies and                                     INC. (THE
                            related activities.
                                                                                                GOLDMAN SACHS GROUP              0
                                                                                                HOLDINGS (
                                                                                                                         ---------
                                                                                                                           100.00%

GS EUROPEAN OPPORTUNITY     Primary activity is to provide       Cayman Islands        1        MTGLQ INVESTORS, L.P.       75.00%
FUND,                       subordinated debt to the various
                            Opportunities Fund entities. Note
                            that this Cayman L.P. was formed
                            to replace the existing Delaware
                            L.P. of the same name which was
                            disolved on 28/12/04.

Money Partners Financial    Principal business of NEWCO is to    [-]                   1        GOLDMAN SACHS GROUP        100.00%
CoLtd                       act as subparticipant for loans                                     HOLDINGS (
                            originated by GSIB Milan Branch
                            and the secondary trading of such
                            loans.

Dhoni Cayman Ltd            Private equity vehicle for GS to     Cayman Islands        2        Dhoni Cayman Holding        99.00%
Partnership                 invest in Urban Infrastructure                                      Ltd
                            Real Estate Investment Fund
                            managed by Urban Infrastructure                                     Dhoni Cayman GP Ltd          1.00%
                            Capital Advisors.Private equity                                                              ---------
                            vehicle for GS to invest in Urban                                                              100.00%
                            Infrastructure Real Estate
                            Investment Fund  managed by Urban
                            Inf

FLEET PROPERTIES            Property company incorporated in     Portugal              2        ELQ INVESTORS, LTD          99.00%
                            Portugual for the purpose of
                            participating in the public                                         MTGLQ INVESTORS, L.P.        1.00%
                            auctions of properties held as                                                               ---------
                            collateral for the NPL portfolios                                                              100.00%
                            held by PMF-2, Ltd

Savu Properties PTE. Ltd.   Property management.                 Singapore             2        GOLDMAN SACHS GROUP,        20.23%
                                                                                                INC. (THE

                                                                                                BAEKDU INVESTMENTS          30.00%
                                                                                                LIMITED
                                                                                                                         ---------
                                                                                                                            50.23%

GS MAURITIUS I              Proprietary trading and inter        Mauritius             1        GS FINANCIAL SERVICES      100.00%
                            company otc derivatives - special                                   L.P.
                            purpose vehicle formed to deal
                            proprietarily in Indian shares -
                            no client relationships -
                            unregulated.  Established to
                            engage in trading in financial
                            products including equity
                            securities in I

GOLDMAN SACHS GROUP Y       Provide assets and services to       Mexico                2        GOLDMAN SACHS GROUP,        99.00%
COMPANIA                    Goldman Sachs Mexico Casa de                                        INC. (THE
                            Bolsa, S.A. de C.V.  in Mexico
                            City, or others as deemed                                           GOLDMAN SACHS GLOBAL         1.00%
                            appropriate.                                                        HOLDINGS
                                                                                                                         ---------
                                                                                                                           100.00%

ARCHON GROUP ITALIA S.R.L   Provides consulting services         Italy                 1        ARCHON INTERNATIONAL,      100.00%
                            relating to assignment,                                             INC.
                            acquisition, evaluation and
                            management of immovable assets
                            and/or assignment & management of
                            credits.

THE AYCO COMPANY L.P.       Provides financial counseling to     Delaware              2        GS AYCO HOLDINGS LLC        99.00%
                            individuals employed by
                            corporations.                                                       SARATOGA SPRINGS LLC         1.00%
                                                                                                                         ---------
                                                                                                                           100.00%

GOLDMAN SACHS REALTY        Provides liaison services and        Japan                 1        MLQ INVESTORS, L.P.        100.00%
JAPAN COR                   other activities with respect to
                            real estate loans, transactions in
                            or outside of Japan, holds leases
                            for Japan based entities, and
                            Japanese real estate agent
                            services.

ARCHON GROUP FRANCE S.A.S   Provides real estate loan and        France                2        SINGEL COOL ONE             99.98%
                            property asset management as well
                            as underwriting services.                                           SINGEL COOL TWO              0.02%
                                                                                                                         ---------
                                                                                                                           100.00%

WILLIAM STREET FUNDING      Provides sources of liquidity for    Delaware              1        WILLIAM STREET EQUITY      100.00%
                            potential funding of commitments
                            initiated in William Street
                            Commitment Corporation.

NATIONAL HEALTHCARE         Provides temporary nurse staffing    Florida               1        GOLDMAN SACHS GROUP,       100.00%
STAFFING,                   to medical institutions.                                            INC. (THE

GS Admin                    Provision of administration          Hong Kong             1        GOLDMAN SACHS              100.00%
Services(Asia)Limited       services                                                            (CAYMAN) TRUST,

Savu Investments Ltd        Purchase of 100% shares of asset     Cayman Islands        2        GOLDMAN SACHS GROUP,        20.22%
                            holding company Savu Investments                                    INC. (THE
                            Ltd which is holding Hitachi
                            Towers in Singapore.                                                GS RE Investments           30.00%
                                                                                                Holdings Ltd
                                                                                                                         ---------
                                                                                                                            50.22%

RESIMARNE SAS               Purchase of Euro Disney resort       France                1        ELQ INVESTORS, LTD         100.00%
                            buildings.

CASE RM, LLC                Purchase retail installment          Delaware              1        MTGLQ INVESTORS, L.P.      100.00%
                            contracts (RICs) and Auto Loans
                            from Banks, Thrifts, Credit
                            Unions, Independent Finance
                            Companies and other Specialty
                            Finance Dealer Related Company.
                            Purchase loans and get leverage or
                            securitize after a couple of years
                            (couldP

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
REMARK FUNDING CO, LLC.     Purchase retail installment          Delaware              1        MTGLQ INVESTORS, L.P.      100.00%
                            contracts (RICs) and Auto Loans
                            from Banks, Thrifts, Credit
                            Unions, Independent Finance
                            Companies and other Specialty
                            Finance Dealer Related Company.
                            Purchase loans and get leverage or
                            securitize after a couple of years
                            (couldP

GS EURO OPP FUND BV         Purchase through its subsidiaries    Netherlands           1        ELQ INVESTORS, LTD          75.00%
                            fixed income securities and
                            portfolio of investments.

EPF FINANCIAL, LLC.         Purchaser of life settled policies.  Delaware              1        EASTPORT CAPITAL           100.00%
                                                                                                CORPORATION

Fast Capital, LLC           Purchaser of Receivables             [-]                   1        GS SPECIALTY LENDING       100.00%
                                                                                                HOLDINGS

SARC SRL                    Purchases non-performing Italian     Italy                 2        ARCHON GROUP ITALIA          2.00%
                            mortgage and consumer loan                                          S.R.L
                            portfolios and then securitizes
                            them.                                                               MTGLQ INVESTORS, L.P.       98.00%
                                                                                                                         ---------
                                                                                                                           100.00%

NIHON ENDEAVOR FUND CO.,    Purchasing Loan (SMBC Rivival Fund)  Japan                 1        GOLDMAN SACHS REALTY        66.67%
LTD                                                                                             JAPAN COR

GK Kogane                   Purchasing loan.Flagged for Restir   Japan                 2        AR Holdings GK               1.00%
                            Deal.
                                                                                                MLQ INVESTORS, L.P.         99.00%
                                                                                                                         ---------
                                                                                                                           100.00%

GOLDMAN SACHS JAPAN         Purchasing Loans                     Japan                 1        GS FINANCIAL SERVICES      100.00%
FINANCE K.                                                                                      L.P.

LEAF GREEN CO, LTD          Purchasing loans (RCC-MTB)           Japan                 2        GOLDMAN SACHS (ASIA)         0.00%
                                                                                                FINANCE

                                                                                                GOLDMAN SACHS REALTY             1
                                                                                                JAPAN COR
                                                                                                                         ---------
                                                                                                                           100.00%

LIME GREEN CO., LTD         Purchasing loans (Sanyo Electric     Japan                 1        MLQ INVESTORS, L.P.        100.00%
                            Credit)・Dissolved as of
                            11/06/2007, liquidation completed
                            as of Nov 7,2007.

GAC PERSONAL CO. LTD        Purchasing loans from RCC (Hyogin    Japan                 1        GOLDMAN SACHS REALTY       100.00%
                            loan)                                                               JAPAN COR

WHITE OCEAN CO, LTD.        Purchasing loans from Resona         Japan                 1        GOLDMAN SACHS REALTY       100.00%
                            (RCC/Resona Securitization Deal)                                    JAPAN COR

SOLAR WIND, LTD             Purchasing loans from SMBC           Cayman Islands        1        MLQ INVESTORS, L.P.        100.00%

BAY WIND REALTY FINANCE     Purchasing loans jointly with        Cayman Islands        1        MLQ INVESTORS, L.P.        100.00%
(CAYMA                      NochuPurchasing loans jointly with
                            Nochu

SOUTH WIND REALTY           Purchasing loans secured by Nitto    Cayman Islands        1        MLQ INVESTORS, L.P.        100.00%
FINANCE(CAYM                Kogyo 30 golf courses (JV w/Nochu)

CFGI CO., LTD               Purchasing loans to Fukunan          Japan                 1        GOLDMAN SACHS REALTY       100.00%
                            Kaihatsu from DBJ, to succeed the                                   JAPAN COR
                            business of Fukunan
                            KaihatsuDissolved as of 25/072007,
                            liquidation completed as of
                            15/11/2007.

GK Spica                    Purchasing Loans. Flagged for SMBC   Japan                 1        JLQ LLC                    100.00%
                            SPL portfolio acquisition deal
                            (ASSG)

KEYAKIZAKA FINANCE CO.,     Purchasing loans.Equity deals of     Japan                 1        GS FINANCIAL SERVICES      100.00%
LTD.                        PFS team.                                                           L.P.

LINDEN WOOD, LTD            Purchasing unsecured loans jointly   Cayman Islands        1        MLQ INVESTORS, L.P.        100.00%
                            with Nochu

BAY WIND II LTD.            Purchasing unsecured loans jointly   Cayman Islands        1        MLQ INVESTORS, L.P.        100.00%
                            with Nochu

LINDEN WOOD IIS LTD         Purchasing unsecured loans jointly   Cayman Islands        1        MLQ INVESTORS, L.P.        100.00%
                            with Nochu

LINDEN WOOD II, LTD.        Purchasing unsecured loans jointly   Cayman Islands        1        MLQ INVESTORS, L.P.        100.00%
                            with Nochu

PH PIER MANAGEMENT LLC      Purchasing, investing in,            Delaware              1        GSJC LAND LLC              100.00%
                            financing, selling, leasing and
                            otherwise dealing with direct and
                            indirect interests in real estate
                            assets (including mortgage loans)
                            and in companies or entities
                            owning, leasing and otherwise
                            operating and maintaining such
                            asset

Restir Investment Co.,Ltd   Real Estate                          Japan                 1        JUPITER INVESTMENT          50.00%
                                                                                                CO,. LTD.

Bay Wind TK                 Real Estate business                 Japan                 3        GOLDMAN SACHS GROUP,         6.52%
                                                                                                INC. (THE

                                                                                                BAY WIND REALTY              5.00%
                                                                                                FINANCE (CAYMA

                                                                                                SHIGA (DELAWARE) LLC        35.00%
                                                                                                                         ---------
                                                                                                                            46.52%


FUKUOKA TOSHI KAIHATSU      Real Estate Development Deal.        Japan                 1        GOLDMAN SACHS REALTY       100.00%
CO.,LTD                                                                                         JAPAN COR

REP KBY REALTY, LLC         Real Estate investment               Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                                                                                                INC. (THE

ARCHON GROUP, L.P.          Real estate property/asset manager   Delaware              2        GOLDMAN SACHS GROUP,        99.00%
                                                                                                INC. (THE

                                                                                                ARCHON GEN-PAR, INC.         1.00%
                                                                                                                         ---------
                                                                                                                           100.00%

AYCO SERVICES INSURANCE     Record insurance revenues            UNITED STATES         1        MERCAY CORPORATION         100.00%
AGENCY                      generated in the state of Mass.

GOLDMAN SACHS ASSET         Registered investment adviser.       Delaware              2        GOLDMAN SACHS GROUP,        99.00%
MANAGEMENT                  holding company for Goldman Sachs                                   INC. (THE
                            Asset amanagement Japan Limited.
                                                                                                GOLDMAN SACHS GLOBAL         1.00%
                                                                                                HOLDINGS
                                                                                                                         ---------
                                                                                                                           100.00%

GOLDMAN SACHS FUTURES       Registered under Hong Kong laws as   Hong Kong             1        GS Holdings (Hong          100.00%
(ASIA) L                    a commodities dealer; trades in                                     Kong) Ltd
                            Hong Kong listed futures.Licensed
                            under the HK Securities and
                            Futures Ordinance for the
                            following regulated activities:
                            dealing in futures, advising on
                            futures and asset management.   SFC

GOLDMAN SACHS (ASIA)        Registered under Hong Kong laws as   Hong Kong             1        GS Holdings (Hong          100.00%
SECURITIE                   a securities dealer and investment                                  Kong) Ltd
                            advisor.  Conducts the Hong Kong
                            Stock Exchange listed securities
                            business; Shanghai B shares
                            license broker.Licensed under the
                            HK Securities and Futures
                            Ordinance for the following reg

GSJBWERE FINANCIAL          Regulated by the Australian          Australia             2        GOLDMAN SACHS GROUP,       100.00%
MARKETS PTY                 Securities and Investments                                          INC. (THE
                            Commission and transacts FICC
                            business in Australia and New                                       J. ARON & COMPANY                0
                            Zealand.  Essentially, GAUS                                                                  ---------
                            transacts with ANZ clients and                                                                 100.00%
                            enters into back to back trades
                            with J Aron NY or another GS
                            entity.

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
GOLDMAN SACHS RISK          Reinsurance broker.                  Delaware              1        GOLDMAN SACHS GROUP,       100.00%
SERVICS LLC                                                                                     INC. (THE

GOLDMAN SACHS (AO) L.L.C.   Rep office in Moscow and has in      Delaware              2        GOLDMAN SACHS GROUP,        99.00%
                            past entered into M&A advisory                                      INC. (THE
                            engagements in Russia; does not
                            engage in securities trading or                                     GOLDMAN SACHS GLOBAL         1.00%
                            brokerage; As of 1/1/02 once again                                  HOLDINGS
                            operating a branch in Russia,                                                                ---------
                            taxable by Russian authorities,                                                                100.00%
                            supplying consultancy servicest

REP FSB Real Estate, L.L.C  REPIA entity.                        Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                                                                                                INC. (THE

GS LPII Phase I Realty LLC  REPIA entity.                        Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                                                                                                INC. (THE

REP PRK REALTY, LLC         REPIA entity.                        Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                                                                                                INC. (THE

REP ALX REALTY, LLC         REPIA entity.                        Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                                                                                                INC. (THE

GOLDMAN SACHS               Representative office in Sao         BRAZIL                2        GOLDMAN, SACHS & CO.         1.00%
REPRESENTACOES L            Paulo, Brazil
                                                                                                GOLDMAN SACHS GROUP,        99.00%
                                                                                                INC. (THE
                                                                                                                         ---------
                                                                                                                           100.00%

GOLDMAN SACHS ARGENTINA     Representitive Office in Buenos      Delaware              2        GOLDMAN SACHS GROUP,        99.00%
L.L.C.                      Aires                                                               INC. (THE

                                                                                                GOLDMAN SACHS GLOBAL         1.00%
                                                                                                HOLDINGS
                                                                                                                         ---------
                                                                                                                           100.00%

REC INVESTMENTS CO., LTD    Resona deal                          Japan                 1        GOLDMAN SACHS REALTY       100.00%
                                                                                                JAPAN COR

REAL ESTATE CREATION FUND   Resona deal.Purchasing Loan          Japan                 1        GOLDMAN SACHS REALTY       100.00%
CO.,                                                                                            JAPAN COR

GS TRADING & CLEARING       Sales agent for affiliated           Netherlands           2        J. ARON HOLDINGS, L.P.       0.25%
SERVICES                    companies.  Non-regulated entity
                            established to employ traders in                                    J. ARON & COMPANY           99.75%
                            Rotterdam.                                                                                   ---------
                                                                                                                           100.00%

SPF ONE IL, L.L.C.          Serve as intermediate                Delaware              1        MTGLQ INVESTORS, L.P.      100.00%
                            (intercompany) lender to GS&Co as
                            part of non-recourse financing
                            transaction.  Strategic capital
                            planning entity.

MINATO DEBT COLLECTION KK   Servicer; Japanese Stock             Japan                 1        MLQ INVESTORS, L.P.        100.00%
                            Corporation

CDV-1 HOLDING COMPANY, LP   Set up as a partnership to own       Delaware              2        MTGLQ INVESTORS, L.P.       89.80%
                            CDV-1, Ltd.
                                                                                                CDV-1 HOLDING COMPANY        0.20%
                                                                                                GEN-PAR,
                                                                                                                         ---------
                                                                                                                            90.00%

GSFS (CAYMAN) 2002-A        Set up as part of a Structured       Cayman Islands        1        GS FINANCIAL SERVICES      100.00%
LIMITED                     Investing Group transaction.  The                                   L.P.
                            entity will be capitalised by GS
                            Financial Services LP.  It's
                            purpose will purely be to sell a
                            third party a put option over the
                            third parties' minority interest
                            in a GS controlled Unit Trust.  It
                            is effectively a guarantee.

GS FUNDING MANAGEMENT       Set up as part of a structured       Cayman Islands        1        SHIRE UK LIMITED           100.00%
LIMITED                     transaction containing Interest
                            rate Swaps,Asset swaps and
                            treasuries.

Forres Investments Ltd      Set up as part of rthe structured    Cayman Islands        1        FORRES LLC                 100.00%
                            investing trade that will enter
                            into swaps and purchase treasuries.

GSFS INVESTMENTS II CORP    Set up as part of the SBD            Delaware              1        GSFS INVESTMENT I CORP     100.00%
                            Principal Investing Portfolio-to
                            hold airplane leases.

PMF - 1, LTD                Set up for the purpose of            England               1        ELQ INVESTORS, LTD         100.00%
                            acquiring a portfolio of
                            non-performing Portuguese mortgages

GS (Mauritius) NBFC L.L.C   Set up in Mauritius as a Private     Mauritius             1        GS INDIA HOLDINGS L.P.     100.00%
                            Company Limited by shares to hold
                            stake in an Indian Company which
                            will conduct Fixed Income busniess.

GS Management (Ireland)     Set up to oversee a number of GSAM   Ireland               2        GOLDMAN SACHS GROUP,        99.00%
Limited                     managed Trusts                                                      INC. (THE

                                                                                                GOLDMAN SACHS GLOBAL         1.00%
                                                                                                HOLDINGS
                                                                                                                         ---------
                                                                                                                           100.00%

KINMIRAI CREATE TK          Set up to purchase Mizuho REO JV     Japan                 3        GOLDMAN SACHS GROUP,        19.57%
                            deal.                                                               INC. (THE

                                                                                                GS STRATEGIC                25.00%
                                                                                                INVESTMENTS JAPAN

                                                                                                KINMIRAI CREATE CO.,         5.00%
                                                                                                LTD.
                                                                                                                         ---------
                                                                                                                            49.57%


GS CAPITAL FUNDING UK II    Set-up as part of a Structured       England               1        GS CAPITAL FUNDING,        100.00%
                            Investing Group Transaction.                                        INC.

GSPS STRATEGIES CORP        Setup to trade private equity        Delaware              1        GS FINANCIAL SERVICES      100.00%
                            investments.                                                        L.P.

GK Dotonbori Kaihatsu       Shelf. Purchasing Loans, Holding     Japan                 1        MLQ INVESTORS, L.P.        100.00%
                            Real estates and Securities.

GK Miyuki                   Shelf. Purchasing Loans, Holding     Japan                 1        GOLDMAN SACHS REALTY       100.00%
                            Real estates and                                                    JAPAN COR
                            Securities.・Flagged for
                            Greens deal.

GOLDMAN SACHS (ISRAEL) LLC  Single Member Office in Israel.      Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            For Regulatory matters contact                                      INC. (THE
                            Robert Charnley  or Matthias Bock
                            in London.  Israeli investment
                            research entity.

GS GAO HUA SECURITIES CO.   Sino-foreign Joint Venture Company   People's              2        GOLDMAN SACHS (ASIA)        33.00%
LTD                         with Beijing Gao Hua Securities      Republic of                    L.L.C.
                            Company Limited.Business Scope:      China
                            Underwriting of shares (incluidng
                            Renminbi donominated ordinary                                       BEIJING GAO HUA SEC         67.00%
                            shares and foreign investment                                       CL, BJHQ
                            shares) and bonds (including                                                                 ---------
                            government bonds and corporatebon                                                              100.00%

GS RE Holdings Inc.         SPE set up as a Holding entity for   Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            Life Settlement Solutions , Inc.                                    INC. (THE

JLQ LLC                     Special purpose company for          Cayman Islands        1        GS FINANCIAL SERVICES      100.00%
                            purchase of loans.                                                  L.P.

VEICOLO ACQUISIZIONE        Special purpose vehicle for          Italy                 2        MLQ L.L.C                   50.00%
PORTAFOGL                   securitization deal.
                                                                                                MTGLQ INVESTORS, L.P.       50.00%
                                                                                                                         ---------
                                                                                                                           100.00%

CER Investment 1            special purpose vehicle to hold      Cayman Islands        1        CER HOLDINGS LP            100.00%
                            carbon emission reduction units
                            (CERs)

HECHSHIRE LIMITED           Special purpose vehicle.  Entity     England               1        SHIRE UK LIMITED           100.00%
                            established to facilitate
                            structured financing, specifically
                            a loan note issuance by Goldman
                            Sachs International.

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
MERCER INVESTMENTS V        SPV for ASSG.  Equity investments    Malaysia              1        GS Holdings Mauritius      100.00%
PRIVATE L                   in Beijing Goldman Sachs Consulting                                 Limited
                            Co., Ltd (formerly Shang Er Kang)
                            (PRC On-shore Consulting/Servicing
                            Company).

EXPRESS INVESTMENTS III     SPV for ASSG. Direct investement in  Malaysia              1        GS Holdings Mauritius      100.00%
PRIVAT                      Philipppine based assets                                            Limited
                            (Non-interest accuring).

GSPS Dai Viet Ltd           SPV for GSPS business                Mauritius             1        GSPS Asia Limited          100.00%

GSPS Asia Limited           SPV for GSPS business in Asia        Mauritius             1        GS ASIAN VENTURE           100.00%
                                                                                                (DELAWARE) LL

MERCER INVESTMENTS IV       SPV for REPIA and ASSG.  Equity      Malaysia              2        GOLDMAN SACHS GROUP,        14.78%
PRIVATE                     Investment in PRC Investment SPC.                                   INC. (THE

                                                                                                GS Holdings Mauritius       85.22%
                                                                                                Limited
                                                                                                                         ---------
                                                                                                                           100.00%

MATTERHORN ACQUISITIONS     SPV incorporated for the             England               1        GS EURO OPP FUND BV        100.00%
LTD.                        acquisition of a portfolio of NPLs
                            from Delmora Bank in Germany

Kypris Acquisitions  Ltd.   SPV purchaser for portfolio of NPLs  England               1        GS EURO OPP FUND II LP     100.00%
                            from HVB named Project Aphrodite

KRETA ACQUISTIONS LTD.      SPV to purchase Project Kreta NPL    England               1        GS EURO OPP FUND II LP     100.00%
                            Portfolio

CONRAD P4 LTD.              SPV to purchase the CP4 Porfolio of  England               1        ELQ INVESTORS, LTD         100.00%
                            NPLs from HVB (via HANSEN & SCHUCHT
                            DEBITORENMANAGEMENT GMBH)

GS Killinghme Caymn Inv     Structured investing entity          Cayman Islands        1        GS KILLINGHOLME            100.00%
II Ltd                                                                                          CAYMAN INVESME

GS INVSTMT                  Sub-advisor to Liberty Harbor        Singapore             1        GOLDMAN SACHS FX           100.00%
STRATEGIES(SINGAPOR                                                                             (SINGAPORE) P

GS European Inv Group III   Subdiairy of GS European             England               1        GS European Opp Fund       100.00%
Ltd                         Opportunities Fund III LP to trade                                  III Ltd
                            in loan and bond positions

GS European Opp Fund III    Subsidiary of ELQ and Holdco for     United Kingdom        1        ELQ INVESTORS, LTD         100.00%
Ltd                         Opp Fund 3

HWE Holdings LLC            Subsidiary of GS Wind Holdings LLC   Delaware              1        GS WIND HOLDINGS, LLC      100.00%

GS Guernsey Investments     Subsidiary of MTGLQ to hold 75% of   [-]                   1        MTGLQ INVESTORS, L.P.      100.00%
Ltd                         Shilling/Caledonian group via
                            Preference shares

GS SERVICES PRIVATE LTD     Technology and data process entity.  India                 2        GOLDMAN SACHS (ASIA)         1.05%
                                                                                                FINANCE

                                                                                                GOLDMAN SACHS               98.95%
                                                                                                (MAURITIUS) L.L.
                                                                                                                         ---------
                                                                                                                           100.00%

RIVER NORTH TECHNOLOGIES,   Technology hostingTechnology hosting Illinois              1        GOLDMAN SACHS GROUP,       100.00%
INC.                                                                                            INC. (THE

GS ADMINISTRATION SERVC     The Company to act as manager of     Ireland               1        GS Ireland Holdings        100.00%
CO LTD                      Goldman Sachs Global Currency Fund                                  Ltd
                            - Dollar Plus, Goldman Sachs Global
                            Currency Fund - Euro Plus, Goldman
                            Sachs Money Market Funds, Goldman
                            Sachs Global Funds, Goldman Sachs
                            Global Multi Manager Funds, Goldman
                            Sachs Select

GS Asset Management         The company's purpose is to render   BRAZIL                2        GOLDMAN SACHS GLOBAL         0.01%
Brasil Ltd                  asset management services, acting                                   HOLDINGS
                            as a manager of investment funds
                            and securities portfolios.                                          GOLDMAN SACHS ASSET         99.99%
                                                                                                MANAGEMENT
                                                                                                                         ---------
                                                                                                                           100.00%

ALKAS REALTY PRIVATE        The entity is a SPC which will       Singapore             2        GOLDMAN SACHS GROUP,        19.57%
LIMITED                     purchase DBS tower as a rental                                      INC. (THE
                            property in Singapore.
                                                                                                BAEKDU INVESTMENTS          30.00%
                                                                                                LIMITED
                                                                                                                         ---------
                                                                                                                            49.57%

GS LEASING (KCSR 2005-1)    The entity is an equity holder in a  United States         1        GSFS INVESTMENT I CORP     100.00%
LLC                         leverage lease transaction where
                            the assets are locomotives.

GS China Inv (Mauritius)    The entity is principally holding a  Mauritius             1        GS ASIAN VENTURE           100.00%
Ltd                         China private equity fund                                           (DELAWARE) LL
                            incorporated in Cayman Island.

GS CAPITAL FUNDING          The entity is setup as part of an    Cayman Islands        1        GS CAPITAL FUNDING UK      100.00%
(CAYMAN)                    upcoming Structured Investment                                      II
                            Group (SSG) transaction.

GS CAPITAL FUNDING, INC.    The entity is setup as part of an    Delaware              1        GS FINANCIAL SERVICES      100.00%
                            upcoming Structured Investment                                      L.P.
                            Group (SSG) transaction.

GS CAPITAL FUNDING UK       The entity is setup as part of an    Cayman Islands        1        GOLDMAN SACHS GROUP        100.00%
                            upcoming Structured Investment                                      HOLDINGS (
                            Group (SSG) transaction.

GCN CE HOLDINGS             The entity will own several          Delaware              1        GS FINANCIAL SERVICES      100.00%
CORPORTATION                micro-ticket machine leases                                         L.P.
                            throughout the US and Canada.

GS Money Market Fund        The entity will reflect GS           [-]                   1        LIQUIDITY ASSETS           100.00%
                            investment in a consolidated money                                  LIMITED
                            market fund (part of the Futures
                            Services Group Investment of
                            Customer funds trade) AmSSG.

Agalia Capital Ltd.         The entity, incorporated in BVI, is  British               1        GS STRATEGIC                75.00%
                            newly acquired by GSSIA (6153) in    Virgin Islands                 INVESTMENTS (ASIA
                            Dec 07. The entity is 75% owned by
                            GSSIA (6153) upon completion of
                            acquisition.  The entity's
                            principal business is investment
                            holding.

GS China Strategic Inv Ltd  The entity, incorporated in          Mauritius             1        JADE DRAGON                100.00%
                            Mauritius. The entity is 100% owned                                 (MAURITIUS) LIMITE
                            by Jade Dragon (Mauritius) Limited
                            (0164). The entity is setup for the
                            purpose of acquiring ASSG
                            investments.

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
Agelia Energy Inv Pte Ltd   The entity, incorporated in          Singapore             1        Agalia Capital Ltd.        100.00%
                            Singapore, is newly acquired
                            indirectly by GSSIA (6153) in Dec
                            07. The entity is 100% owned by
                            Agalia Capital Ltd, which is owned
                            75% by GSSIA (6153) upon
                            completion of acquisition.  As a
                            result, GSSIA is effectively
                            holding 75% of Agalia Energy via
                            Agalia Capital.  The entity's
                            principal business is investment
                            holding.

SSIG                        The primary purpose of the entity    Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            is the buying and selling of bank                                   INC. (THE
                            debt.  Additionally, there will be
                            some securities trading.

NORTHERN ELECTRIC           The principal activity of the        United Kingdom        1        ELQ INVESTORS, LTD         100.00%
(PEAKING) LT                Company is to hold an investment
                            in Teesside Power Limited, a
                            company established to build and
                            operate a power station on
                            Teesside.

SPEAR, LEEDS & KELLOGG LLC  The surviving entity of the          New York              1        GSTM LLC                   100.00%
                            10/30/2000 merger between SLK
                            Acquisition LLC (Goldman merger
                            vehicle) and SLK LLC.   The
                            Goldman Sachs Group, Inc. is the
                            Managing Member.  SLK Acquisition
                            Holdings, Inc. is the other
                            member.  The surviving entity of
                            the 10/30

RUBY REALTY CO.,LTD.        The TK Operator for entity 0462.     Japan                 1        MLQ INVESTORS, L.P.        100.00%

GS REALTY ASIA PACIFIC      This entity is a corporate entity    Singapore             1        GOLDMAN SACHS FX           100.00%
PTE LTD                     for Archon, and will perform Real                                   (SINGAPORE) P
                            estate asset management in
                            Singapore and non Japan Asia.

BAY WIND II TK              This entity is a SPC which           Japan                 3        GOLDMAN SACHS GROUP,        11.18%
                            purchases golf course operators as                                  INC. (THE
                            a facility similar to Southwind
                            structure.                                                          BAY WIND II LTD.             5.00%

                                                                                                SHIGA (DELAWARE) LLC        35.00%
                                                                                                                         ---------
                                                                                                                            51.18%


GS European Funding II Ltd  This entity is to be involved in a   Cayman Islands        2        GS FUNDING EUROPE           10.00%
                            trade undertaken by the structured                                  LIMITED
                            investment group. It will receive
                            funds from GS European Funding I                                    GS European Funding I       90.00%
                            Limited.                                                            Ltd
                                                                                                                         ---------
                                                                                                                           100.00%

GS European Funding I Ltd   This entity is to be involved in a   Cayman Islands        1        GS FUNDING EUROPE          100.00%
                            trade undertaken by the structured                                  LIMITED
                            investment group. It will receive
                            funds from GS European Funding
                            Limited.

Shire Assets                This entity was set up as part of    United Kingdom        2        Shire Funding Limited        1.00%
                            a Structured Investing Group
                            transaction                                                         SHIRE UK LIMITED            99.00%
                                                                                                                         ---------
                                                                                                                           100.00%

Shire Funding Limited       This entity was set up as part of    United Kingdom        1        SHIRE UK LIMITED           100.00%
                            a Structured Investing Group
                            transaction

Shire II Assets             This entity was set up as part of    United Kingdom        1        SHIRE UK LIMITED           100.00%
                            a Structured Investing Group
                            transaction

OOO GOLDMAN SACHS           This entity was set up as part of    Russia                1        GS RBD HOLDINGS,L.P.       100.00%
                            an AMSSG Structured Investing
                            Group transaction

Amagansett Assets           This entity was set up as part of    United Kingdom        1        GS FINANCIAL SERVICES      100.00%
                            an AMSSG Structured Investing                                       II
                            Group transaction

Amagansett Funding Limited  This entity was set up as part of    United Kingdom        1        GS FUNDING EUROPE          100.00%
                            an AMSSG Structured Investing                                       LIMITED
                            Group transaction

Amagansett II Assets        This entity was set up as part of    United Kingdom        2        Amagansett Funding          99.00%
                            an AMSSG Structured Investing                                       Limited
                            Group transaction
                                                                                                GS FUNDING EUROPE            1.00%
                                                                                                LIMITED
                                                                                                                         ---------
                                                                                                                           100.00%

GS FUNDING EUROPE LIMITED   This entity was set up as part of    England               1        GS FINANCIAL SERVICES      100.00%
                            an AMSSG Structured Investing                                       II
                            Group transaction

Scadbury Assets             This entity was set up as part of    United Kingdom        2        Scadbury Funding             1.00%
                            an AMSSG Structured Investing                                       Limited
                            Group transaction
                                                                                                SCADBURY UK LIMITED         99.00%
                                                                                                                         ---------
                                                                                                                           100.00%

Scadbury Funding Limited    This entity was set up as part of    United Kingdom        1        SCADBURY UK LIMITED        100.00%
                            an AMSSG Structured Investing
                            Group transaction

Scadbury II Assets          This entity was set up as part of    United Kingdom        1        Scadbury Funding           100.00%
                            an AMSSG Structured Investing                                       Limited
                            Group transaction

SCADBURY UK LIMITED         This entity was set up as part of    United Kingdom        1        GOLDMAN SACHS GROUP        100.00%
                            an AMSSG Structured Investing                                       HOLDINGS (
                            Group transaction

CPV GERMANY                 This entity was set up to invest     United States         2        GOLDMAN SACHS GROUP,         0.00%
                            in principal investments.                                           INC. (THE

                                                                                                GOLDMAN, SACHS MGT GP            0
                                                                                                GMBH
                                                                                                                         ---------
                                                                                                                             0.00%

SHIGA (DELAWARE) LLC        This entity, a TK investor, was      Delaware              1        GOLDMAN SACHS (ASIA)       100.00%
                            set up to provide equity financing                                  FIN. HLDG
                            to SPCs which invests in
                            non-performing loans and real
                            estates.

GS Finance Corp.            This finance subsidiary will issue   Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            cash settled structured notes.                                      INC. (THE

WWDI Investments Ltd        This involves purchase of 6.5        Mauritius             1        WWD Investment              91.50%
                            Acres of land to develop                                            Holdings Ltd
                            residential property, luxury hotel
                            and service apartments.
                            Development to commence in Jul 08.
                            Seller is ETA- a Dubai based
                            development company.

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
WWD Investment Holdings     This involves purchase of 6.5        Mauritius             3        GOLDMAN SACHS GROUP,        18.30%
Ltd                         Acres of land to develop                                            INC. (THE
                            residential property, luxury hotel
                            and service apartments.                                             GOLDMAN SACHS                7.00%
                            Development to commence in Jul 08.                                  INVESTMENTS LTD.
                            Seller is ETA- a Dubai based
                            development company.                                                GS RE Investments           30.00%
                                                                                                Holdings Ltd
                                                                                                                         ---------
                                                                                                                            55.30%


Calais LNG Project          This is a consolidated entity        Delaware              1        GS POWER HOLDINGS LLC      100.00%
                            under 0534 to hold GS Power
                            Holdings' investment in Project
                            Lobster.

GS Strategic Investments    This is a UK incorporated entity     England               1        GSEM (DEL) HOLDINGS,       100.00%
UK                          set up to hold private equity                                       L.P.
                            investments.

COMM. ANN. AND LIFE INS.    This is an insurance company         MA                    1        GOLDMAN SACHS GROUP,       100.00%
CO                          organized under the laws of                                         INC. (THE
                            Massachusetts.  The Company
                            manages blocks of variable
                            annuity, variable universal life
                            and minor blocks of group
                            retirement products.

AMETHYST REALTY CO.,LTD.    TK Operator of Amethsyt Realty TK    Japan                 1        MLQ INVESTORS, L.P.        100.00%

KK Yonago Kaike Onsen       To acquire "Toko yen" traditional    Japan                 1        AR Holdings GK             100.00%
Kaihatsu                    Japan hotel in  kaike spa resort

Shiohama Kaihatsu TK        To acquire 3 retail neighborhood     Japan                 4        GOLDMAN, SACHS & CO.         1.00%
                            shopping centres in Fukushima Pref.
                                                                                                GOLDMAN SACHS GROUP,        20.18%
                                                                                                INC. (THE

                                                                                                GS STRATEGIC                24.00%
                                                                                                INVESTMENTS JAPAN

                                                                                                GK Shiohama Kaihatsu         5.00%
                                                                                                                         ---------
                                                                                                                            50.18%

IMPACT HOLDING TK           To acquire a piece of land with a    Japan                 3        GOLDMAN SACHS GROUP,        19.57%
                            building in Chiba and rebuild a                                     INC. (THE
                            new shopping center
                                                                                                GS STRATEGIC                25.00%
                                                                                                INVESTMENTS JAPAN

                                                                                                GK Impact Holding            5.00%
                                                                                                                         ---------
                                                                                                                            49.57%


REP MCR REALTY, LLC         To acquire and hold 2                Delaware              1        MTGLQ INVESTORS, L.P.      100.00%
                            non-performing real estate secured
                            loans (McCook and Randolph Assets).

REP DER REAL ESTATE LP      To acquire and hold a                Delaware              2        MTGLQ INVESTORS, L.P.       99.90%
                            non-performing real estate secured
                            loan (Deerfield asset).                                             REP DER GEN-PAR, LLC         0.10%
                                                                                                                         ---------
                                                                                                                           100.00%

CDV-2 LTD                   To acquire Czech debt                England               1        ELQ INVESTORS, LTD          90.00%

Kashiwabara Toshi           To acquire Real Estate in Kobe,      Japan                 2        NEPHRITE EQUITY             85.00%
Kaihatsu TK                 Japan                                                               CO.,LTD.

                                                                                                GK Kashiwabara Toshi         5.00%
                                                                                                Kaihatsu
                                                                                                                         ---------
                                                                                                                            90.00%

GS WIND HOLDINGS, LLC       To acquire the wind business of      Delaware              1        GSFS INVESTMENT I CORP     100.00%
                            Zilkha Renewable Energy LLC

Musashino Kaihatsu TK       To acquire three suburban            Japan                 3        GOLDMAN SACHS GROUP,        19.57%
                            neighborhood shopping centers                                       INC. (THE
                            located in northern part of Japan,
                            such as Koriyama, Sendai and                                        GS STRATEGIC                25.00%
                            Aomori Pref.                                                        INVESTMENTS JAPAN

                                                                                                GK Musashino Kaihatsu        5.00%
                                                                                                                         ---------
                                                                                                                            49.57%

OPAL RESOURCES LLC          To acquire, own, hold, maintain,     Delaware              1        MTGLQ INVESTORS, L.P.      100.00%
                            renew, drill, develop and operate
                            Oil and Gas Interests and related
                            assets and other properties in the
                            continental United States, and the
                            state and federal waters offshore.

GOLDMAN SACHS JAPAN         To acquire, own, lease, maintain,    Japan                 1        GOLDMAN SACHS (JAPAN)      100.00%
HOLDINGS,                   guard and administer real                                           LTD.
                            properties and facilities for
                            offices, etc. at delegation by
                            Goldman Sachs Japan, Ltd. and its
                            affiliated companies;

GSCP (DEL) INC.             To act as a general partner and      Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            regular partner in GSCPTo act as a                                  INC. (THE
                            general partner and regular
                            partner in GSCP

GSSM HOLDING II LLC         To act as a holding company for      Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            GSSM Holding II Corp                                                INC. (THE

SPEAR,LEEDS&KELLOGG         To act as a specialist on the New    New York              1        GS EXECUTION AND           100.00%
SPECIALIST                  York Stock Exchange; Broker                                         CLEARING, L.P
                            Dealer; SEC File No. 8-49673

GOLDMAN SACHS INVESTMENT    To act as an investment advisor in   Germany               1        GOLDMAN, SACHS & CO.       100.00%
MGMT                        Germany                                                             OHG

GS MORTGAGE SECURITIES      To act as depositor for commercial   Delaware              1        GOLDMAN SACHS GROUP,       100.00%
CORP. I                     mortgage backed securities deals                                    INC. (THE

GSCP (DEL) LLC.             To act as limited partner for GSCP   Delaware              1        GSCP (DEL) INC.            100.00%

REP SAN GEN PAR, LLC        To act as sole general partner of    Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            REP San Real Estate Limited                                         INC. (THE
                            Partnership

GOLDMAN SACHS MORTGAGE      To buy and sell whole loans and      New York              2        GOLDMAN SACHS GROUP,        99.00%
COMPANY                     mortgage servicing for its own                                      INC. (THE
                            account
                                                                                                GOLDMAN SACHS REAL           1.00%
                                                                                                ESTATE FUND
                                                                                                                         ---------
                                                                                                                           100.00%

NORMANDY FUNDING            To capitalize an entity used to      Delaware              1        GS FINANCIAL SERVICES      100.00%
CORPORATION                 raise 750 million of financing.                                     L.P.

HULL TRADING UK LIMITED     To carry on business as a general    England               1        THE HULL GROUP LLC         100.00%
                            commercial company.  Proprietary
                            trading firm.  Re-registered as
                            unlimited on 16 August 2004

THE GOLDMAN SACHS TRUST     To carry on the business of          Federal               1        GOLDMAN SACHS GROUP,       100.00%
COMPAN                      banking limited to the exercise of                                  INC. (THE
                            full fiduciary powers and the
                            support of activities incidental
                            to the exercise of these powers. A
                            creature of banking law --it's a
                            national association

GS(LABUAN) INVESTMENT       To conduct offshore investment       Malaysia              1        GS Holdings (Hong          100.00%
BANK LTD                    banking business. Products and                                      Kong) Ltd
                            services to be offered include: 1)
                            offering of and dealing in a
                            variety of investment products
                            (whether in the form of notes,
                            certificateso or otherwise); 2)
                            offering of and dealing in Islamica

Pinnacle Partners           To consolidate GS Pinnacle           Delaware              1        GOLDMAN SACHS              100.00%
Group, LP                   Partners, LP                                                        INVESTMENTS LTD.

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
THE HULL GROUP LLC          To engage directly or indirectly     Illinois              2        GOLDMAN SACHS GROUP,        12.33%
                            through trading partnerships or                                     INC. (THE
                            other trading arrangements with
                            others in trading & investment                                      GS HULL HOLDING, INC.       87.67%
                            activities.  Managing member for                                                             ---------
                            Hullm Trading Company, L.L.C.To                                                                100.00%
                            tranfer any and all lawful
                            businesses for which limited liabil

GOLDMAN SACHS BANK (USA)    To engage in the business of         Utah                  1        GS BANK USA HOLDINGS       100.00%
INC                         credit and other financial related                                  LLC
                            services, organized under the law
                            of the state of Utah.

VANTAGE MARKETPLACE         to establish a holding company for   Delaware              1        GOLDMAN SACHS GROUP,       100.00%
HOLDINGS,                   Vantage Marketplace LLCto                                           INC. (THE
                            establish a holding company for
                            Vantage Marketplace LLC

WILLIAM STREET CREDIT       To extend commitments to borrowers   Delaware              1        GOLDMAN SACHS GROUP,       100.00%
CORPORAT                    during transition over to William                                   INC. (THE
                            Street Corp.

IMD Non Employee            To facilitate the consolidation of   Delaware              1        GOLDMAN SACHS GROUP,       100.00%
Funds,L.L.C                 teh GSAM fund Seed Investments                                      INC. (THE

IMD Employee Funds,L.P      To facilitate the consolidation of   Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            the GSAM  employee funds.                                           INC. (THE

GS LEASING ENGINES II, LLC  To hold 6 operating leases to        United States         1        GSFS INVESTMENT I CORP     100.00%
                            Mesaba Aviations guaranteed by 6
                            engines.

GS Leasing No. 3 Limited    To hold a 10% stake in GS Leasing    Cayman Islands        1        SCADBURY UK LIMITED        100.00%
                            ( 1344)

HAKATA HOTEL HOLDING TK     To hold a 197-romm city hotel ,      Japan                 3        GOLDMAN SACHS GROUP,        18.96%
                            Hotel Centraza, in Japan.                                           INC. (THE

                                                                                                GS STRATEGIC                29.08%
                                                                                                INVESTMENTS JAPAN

                                                                                                GK HAKATA HOTEL              1.00%
                                                                                                HOLDING
                                                                                                                         ---------
                                                                                                                            49.04%


GS LEASING (N506MC), LLC    To hold an aircraft.                 Delaware              1        GSFS INVESTMENT I CORP     100.00%

TRIUMPH III INVSTMNTS       To hold an array of Dong Ah          Ireland               1        BEST II INVESTMENTS        100.00%
(IRELAND                    Construction Ltd claims with a                                      (DELAWARE) L
                            portion guaranteed by Korea
                            Express Co. and certain direct
                            claim of Korea Express Co.

DISTRESSED OPPORTUNITIES    To hold and invest in securities     Delaware              1        GOLDMAN SACHS GROUP,        90.00%
INTER                       and engage in general commercial                                    INC. (THE
                            activities

SOPAC, LLC                  To hold assets purchased from        Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            Southern Pacific Funding                                            INC. (THE
                            Corporation

EUSTON ENTERPRISES LTD      To hold ASSG investments in Tung     Hong Kong             1        MLT INVESTMENTS LTD.       100.00%
                            Fung Development Co.

FAIRWAY ENTERPRISES LTD     To hold ASSG investments in Tung     Hong Kong             1        MLT INVESTMENTS LTD.       100.00%
                            Fung Development Co.

GS Strategic Investments    To hold ASSG positions in Indian     Mauritius             1        PANDA INVESTMENTS LTD.     100.00%
Ltd.                        private equities.

SOUTHERN PACIFIC FUNDING    To hold certain mortgage loans and   California            1        GOLDMAN SACHS GROUP,       100.00%
CORP                        securities purchased out of                                         INC. (THE
                            bankruptcy.  Purchase of S.
                            Pacific Funding Corp. and
                            residuals.

GS SOLAR POWER I, LLC       To hold equity interest in solar     Delaware              1        GSFS INVESTMENT I CORP     100.00%
                            power investment.

GSPS Bermuda Corporation    to hold equity investments for       Bermuda               1        GSPS (DEL) LP              100.00%
                            GSPSto hold equity investments for
                            GSPSto hold equity investments for
                            GSPSto hold equity investments for
                            GSPS

JANY Fundo Creditorios      To hold FIDC (credit receivable)     [-]                   1        J. ARON & COMPANY          100.00%
                            instruments.

GSSM HOLDING UK             To hold firms investments in SMFG    England               1        GOLDMAN SACHS GROUP,       100.00%
                            convertible preferreds.                                             INC. (THE

GSFS Investments III, LLC   to hold five opearting leases for    Delaware              1        GSFS INVESTMENT I CORP     100.00%
                            the SBD Principal Investing desk

GSSLQ, L.L.C.               To hold GS ownership interest in     Delaware              1        MTGLQ INVESTORS, L.P.      100.00%
                            SLQ S de R.L. de C.V., a Mexican
                            limited liability company
                            established to purchase rights in
                            distressed assets.

GRAND STEEL STRATEGIC       To hold investments in Jianlong, a   Cayman Islands        1        GS STRATEGIC               100.00%
INVESTMT                    steel Manufacturer in China                                         INVESTMENTS (ASIA

GOLDMAN SACHS INVESTMENTS   To hold investments on behalf of     Bermuda               1        GOLDMAN SACHS GROUP,       100.00%
LTD.                        yet-to-be formed funds.                                             INC. (THE

GS SPECIALTY LENDING        To hold loans to be financed by      Delaware              1        GOLDMAN SACHS GROUP,       100.00%
HOLDING I                   Norinchukin Bank                                                    INC. (THE

Goldman Sachs LLC           To hold our investment in  ICBC .    Mauritius             1        HULL TRADING ASIA,         100.00%
                                                                                                LTD.

ARES (REAL ESTATE) B.V.     to hold real estate assets from      Netherlands           1        GS FINANCIAL SERVICES       50.00%
                            the loan workouts in Ares Finance                                   L.P.
                            s.r.l.

AMETHYST REALTY TK          To hold real estate in Japan         Japan                 2        NEPHRITE EQUITY             85.00%
                                                                                                CO.,LTD.

                                                                                                AMETHYST REALTY              5.00%
                                                                                                CO.,LTD.
                                                                                                                         ---------
                                                                                                                            90.00%

TG FUND TK                  To hold real estate in Japan.        Japan                 2        AMETHYST REALTY TK          99.00%

                                                                                                TG FUND CO.,LTD              1.00%
                                                                                                                         ---------
                                                                                                                           100.00%

AMC REO LLC                 To hold real estate obligations.     Delaware              1        MTGLQ INVESTORS, L.P.      100.00%

Rothesay Life, L.P.         to hold stock in cayman company      Delaware              2        GOLDMAN SACHS GROUP,        75.00%
                                                                                                INC. (THE

                                                                                                GOLDMAN SACHS GLOBAL        25.00%
                                                                                                HOLDINGS
                                                                                                                         ---------
                                                                                                                           100.00%

GSSM HOLDING II CORP        To hold the Sumitomo preferred       Delaware              1        GSSM HOLDING II LLC        100.00%
                            shares

GSFS Investments IV, LLC    To hold two operating leases on      Delaware              1        GSFS INVESTMENT I CORP     100.00%
                            mining equipment.

GS Loan Partners Holdings   To invest / lend GS Loan Partners    Delaware              1        GOLDMAN SACHS CREDIT       100.00%
LLC                         LLC and pledge equity to funding                                    PARTNERS
                            counterpart

MIL PHASE I DALLAS          To invest 0.2% interest in an        Delaware              1        MTGLQ INVESTORS, L.P.      100.00%
GEN-PAR, LL                 serve as general partner of MIL
                            Phase I Dallas, L.P.

GS COMM MORTGAGE CAPITAL,   To invest in commercial mortgages    Delaware              2        GS COMM MORTGAGE             1.00%
L.P                                                                                             CAPITAL, LLC.

                                                                                                MLQ INVESTORS, L.P.         99.00%
                                                                                                                         ---------
                                                                                                                           100.00%

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
SENNA INVESTMENTS           To invest in KAMCO I loans           Ireland               1        GS FINANCIAL SERVICES      100.00%
(IRELAND) LT                purchased from Restamove Ireland                                    L.P.
                            Limited.  (Loans classified as non
                            accrual but is continuing to pay
                            interest.); to ring-fence
                            litigious ASSG KAMCO loan
                            positions from other firm assets
                            within a tax-efficient legal entity

REP ELD REAL ESTATE, L.P.   To invest in land and land           Delaware              2        GOLDMAN SACHS GROUP,        99.80%
                            development                                                         INC. (THE

                                                                                                REP ELD GEN-PAR,             0.20%
                                                                                                L.L.C.
                                                                                                                         ---------
                                                                                                                           100.00%

REP CHW REALTY, L.L.C       To invest in land and land           Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            development.                                                        INC. (THE

Arisugawa Finance TK        To Invest in Loan and Preferred      Japan                 1        GK Arisugawa Finance        54.55%
                            Shares of AP8, a SPC created by
                            Advantage Partners, a well known
                            MBO fund in Japan

SAKURAZAKA KAIHATSU TK      To invest in the Recruit deal -      Japan                 1        SAKURAZAKA KAIHATSU         50.00%
                            Total return Swap.                                                  CO., LTD.

Dhoni Cayman Holding Ltd    To invest in Urban Infrastructure    Cayman Islands        1        GS ASIAN VENTURE           100.00%
                            Real Estate Fund managed by                                         (DELAWARE) LL
                            Reliance Industrieis in India.

GS MORTGAGE SECURITIES      To issue bonds and/or form trusts    Delaware              1        GOLDMAN SACHS GROUP,       100.00%
CORP.                       to issue bonds collateralized by                                    INC. (THE
                            pools of mortgage related
                            securities.

GOLDMAN SACHS (JERSEY) LTD  To issue warrants                    Isle of Jersey        1        GOLDMAN SACHS              100.00%
                                                                                                INTERNATIONAL

GOLDMAN SACHS GESTION       To manage Spanish SICAVs,            Spain                 1        GOLDMAN SACHS              100.00%
S.G.I.I.                    discretionary portfolios, provide                                   (NETHERLANDS) B.
                            advisory services and distribute
                            funds.

QxX Index Co.               to own and operate the QxX           Delaware              1        GS RE Holdings Inc.        100.00%
                            Longevity/Mortality Index

BIRCHFIELD ESTATES LTD.     To own data site in London           England               1        GOLDMAN SACHS GROUP,       100.00%
                                                                                                INC. (THE

GS LONDON PROPERTY LIMITED  To own property.  To hold property   England               1        GOLDMAN SACHS GROUP,       100.00%
                            owned by Goldman Sachs Property                                     INC. (THE
                            Management.

GOLDMAN SACHS HOLDINGS      To own the GS limited partnership    Netherlands           1        GOLDMAN SACHS GROUP,       100.00%
(NETHE)                     interest in GSMMDP                                                  INC. (THE

PRNP, LLC                   To provide the SSG business          Delaware              1        MTGLQ INVESTORS, L.P.      100.00%
                            opportunity to invest on the
                            island of Puerto RicoTo provide
                            the SSG business opportunity to
                            invest on the island of Puerto Rico

TG Fund II TK               To purchase 28 assets such as an     Japan                 2        AMETHYST REALTY TK          99.00%
                            office, retail and multifamily
                            residential properties located all
                            over Japan from Yusei Fukushi a
                            pension fund manager for Japan
                            Post.
                                                                                                TG Fund II Co.,Ltd           1.00%
                                                                                                                         ---------
                                                                                                                           100.00%

SENRI CHUO TK               To purchase a building named Senri   Japan                 3        GOLDMAN SACHS GROUP,        19.57%
                            Life Science Center in Japan .                                      INC. (THE

                                                                                                GS STRATEGIC                25.00%
                                                                                                INVESTMENTS JAPAN

                                                                                                Senri Chuo GK                5.00%
                                                                                                                         ---------
                                                                                                                            49.57%

PRALQ LLC                   To purchase a portfolio of           Delaware              1        SSIG SPF ONE LQ, LLC       100.00%
                            consumer receivables, primarily
                            auto loans.

GS Loan Partners LLC        to purchase and finance bank loan    Delaware              1        GS Loan Partners           100.00%
                            inventory                                                           Holdings LLC

ARLO LLC                    To purchase and hold                 Delaware              1        SSIG SPF ONE LQ, LLC       100.00%
                            non-performing loans.

PORTFOLIO ACQUISITIONS 1    To purchase and originate real       England               1        ELQ INVESTORS, LTD         100.00%
LTD.                        estate debt

KEISEN KAIHATSU TK          To purchase buildings in Tokyo       Japan                 3        GOLDMAN SACHS GROUP,        19.57%
                            from Fujiya, a confectionary Co.                                    INC. (THE
                            in Japan.
                                                                                                GS STRATEGIC                25.00%
                                                                                                INVESTMENTS JAPAN

                                                                                                GK Keisen Kaihatsu           5.00%
                                                                                                                         ---------
                                                                                                                            49.57%

SCLQ, S.DE R.L. DE C.V.     To purchase distressed assets in     Mexico                1        MTGLQ INVESTORS, L.P.      100.00%
                            Mexico

CMA CO., LTD                To purchase equity of CMA            Japan                 1        LINDEN WOOD IIS TK         100.00%

Luigi TK                    To purchase land and develop         Japan                 3        GOLDMAN SACHS GROUP,        14.19%
                            office building in Shibuya, Tokyo                                   INC. (THE

                                                                                                GS STRATEGIC                16.75%

                                                                                                INVESTMENTS JAPAN
                                                                                                GK Luigi                     5.00%
                                                                                                                         ---------
                                                                                                                            35.94%

EMBARGO LLC                 To purchase portfolios of credit     Delaware              1        MTGLQ INVESTORS, L.P.       80.00%
                            cards receivables.

Zaheer Holdings             To purchase preferred equity for     Mauritius             1        JADE DRAGON                 98.00%
(Mauritius)                 office development carried out by                                   (MAURITIUS) LIMITE
                            Vatika group in Gurgaon, India

PRIME ASSET TK              To purchase real estate and the      Japan                 3        GOLDMAN SACHS GROUP,        19.57%
                            Juraku 8 building in a commercial                                   INC. (THE
                            area in Japan from KK Juraku.
                                                                                                GS STRATEGIC                25.00%
                                                                                                INVESTMENTS JAPAN

                                                                                                PRIME ASSET CO. LTD          5.00%
                                                                                                                         ---------
                                                                                                                            49.57%

Takahama Kaihatsu TK        To purchase the building which       Japan                 3        GOLDMAN SACHS GROUP,        20.18%
                            occupied by Tiffany's in Ginza                                      INC. (THE
                            where commercial area in Japan.
                                                                                                GS STRATEGIC                25.00%
                                                                                                INVESTMENTS JAPAN

                                                                                                GK Takahama Kaihatsu         5.00%
                                                                                                                         ---------
                                                                                                                            50.18%

Dotonbori Kaihatsu TK       To purchase Toei Dotonbori (Land     Japan                 3        GOLDMAN SACHS JAPAN          1.00%
                            and movie theatre buidling) in                                      CO., LTD.
                            Osaka, Japan
                                                                                                NEPHRITE EQUITY             89.00%
                                                                                                CO.,LTD.

                                                                                                GK Dotonbori Kaihatsu        5.00%
                                                                                                                         ---------
                                                                                                                            95.00%

CHARLESTON REINSURANCE LLC  To pursue various opportunities in   South Carolina        1        COLUMBIA CAPITAL LIFE      100.00%
                            the reinsurance business.                                           REINSURA

GOLDMAN SACHS INSURANCE     To sell life insurance products      New York              1        GOLDMAN SACHS GROUP,       100.00%
AGENCY                      and receive commissions; broker in                                  INC. (THE
                            the life insurance business

GS GLOBAL FUNDING LLC       To serve as a funding vehicle for    Delaware              1        GS FINANCIAL SERVICES      100.00%
                            Project Sonar.  Holding Company                                     L.P.
                            for GS Global Funding (Cayman)
                            Limited.

REP ELD GEN-PAR, L.L.C.     To serve as General Partner of REP   Delaware              1        GOLDMAN SACHS GROUP,       100.00%
                            ELD Real Estate, L.P.                                               INC. (THE

Archon Japan Branch         To set up Archon Japan ( division    None                  1        GOLDMAN SACHS REALTY       100.00%
                            of GSRJL) with ots own enity code.                                  JAPAN COR
                            Initially set up as Shell Entity 8.

LORRAINE FUNDING LIMITED    To settle a trust used to raise      Cayman Islands        1        GOLDMAN SACHS              100.00%
                            [pound] 750 million of financing.                                   (CAYMAN) HOLDING

William Street LLC          To support growth in the William     Delaware              1        GOLDMAN SACHS BANK         100.00%
                            Street business                                                     (USA) INC

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
GS STRUCTURED CREDIT        To take advantage of mis-pricing in  Delaware             1         GOLDMAN, SACHS & CO.       100.00%
OPPS, LLC                   the structured product market.

MIL PHASE I DALLAS, L.P.    to take interests in the place of    Delaware             3         ARCHON GROUP, L.P.           2.00%
                            MSMC as Mezzanine Lender with
                            respect to asset: Millennium Phase                                  MTGLQ INVESTORS, L.P.       97.80%
                            I in Dallas
                                                                                                MIL PHASE I DALLAS           0.20%
                                                                                                GEN-PAR, LL
                                                                                                                         ---------
                                                                                                                           100.00%

HULL GMBH FRANKFURT         To trade in, to broker and to sell   Germany              1         THE HULL GROUP LLC         100.00%
                            listed and non-listed investments,
                            securities, options on the capital
                            and money market and financial
                            futures contracts that are executed
                            directly

GSFS IV, LLC                to warehouse aircrafts               Delaware             1         GOLDMAN SACHS CREDIT       100.00%
                                                                                                PARTNERS

SHINING PARTNERS LTD(TKO)   Tokyo Brach / Nishi-Azabu Annex,     Cayman Islands       1         MLQ INVESTORS, L.P.        100.00%
                            20-16, Nishi-Azabu 3-chome,
                            Minato-ku, Tokyo.

MONT BLANC ACQUISITIONS     Total Return Swap counterparty for   England              1         ELQ INVESTORS, LTD         100.00%
LTD.                        the Mont Blanc NPL Portfolio

BLUE DAISY CO.,LTD.         Total return SWAP w/Nochu            Japan                1         GOLDMAN SACHS REALTY       100.00%
                            re.Recruit shares.                                                  JAPAN COR

SAKURAZAKA KAIHATSU CO.,    Total return swap with Aozora re.    Japan                1         GOLDMAN SACHS REALTY       100.00%
LTD.                        Recruit Shares                                                      JAPAN COR

GOLDMAN SACHS (ASIA)        Trades currency , metals,            Mauritius            1         GS Holdings (Hong          100.00%
FINANCE                     proprietary, unregulated trading                                    Kong) Ltd
                            and fixed income products in the
                            Hong Kong market; exempted under
                            Leveraged Foreign Exchange Trading;
                            declared exempt dealer under Hong
                            Kong laws; ceased to be an exempt
                            dealer from October 2002.

Hilltop Investments         Trading Company for Korean Futures   Cayman Islands       1         GOLDMAN SACHS              100.00%
Limited                                                                                         (CAYMAN) HOLDING

J.ARON (CHINA)COMM TRAD     Trading of base metals               People's             1         J.ARON (CHINA)             100.00%
CO LTD                                                           Republic of                    HOLDINGS L.L.C
                                                                 China

THE EUROPEAN POWER SRC CO   Trading power in the UK/NETA         England              1         THE EUROPEAN POWER         100.00%
(UK)                        Environment.                                                        SRC CO BV

GOLDMAN SACHS TRUST         Trust company, principally for       New York             1         GOLDMAN SACHS GROUP,       100.00%
COMPANY (T                  holding customer securities;                                        INC. (THE
                            limited purpose trust company
                            providing global custody and
                            clearing services;provides
                            securities lending services on an
                            agency basis through its Boston
                            Global Advisors division

GOLDMAN SACHS (CAYMAN)      Trust company; acts as offshore      Cayman Islands       2         GOLDMAN SACHS GLOBAL         1.00%
TRUST,                      trust administrator                                                 HOLDINGS

                                                                                                GOLDMAN SACHS               99.00%
                                                                                                (CAYMAN) HOLDING
                                                                                                                         ---------
                                                                                                                           100.00%

GS NEW MARKETS FUND, LLC    UIG                                  Delaware             2         GOLDMAN SACHS GROUP,        98.00%
                                                                                                INC. (THE

                                                                                                GS NEW MARKETS FUND          2.00%
                                                                                                PRN, INC.
                                                                                                                         ---------
                                                                                                                           100.00%

GS NEW MARKETS FUND PRN,    UIG                                  Delaware             1         GOLDMAN SACHS GROUP,       100.00%
INC.                                                                                            INC. (THE

GOLDMAN SACHS EUROPE - BGA  UK  covered warrants and agency      England              2         GOLDMAN SACHS               99.00%
                            lending                                                             HOLDINGS (U.K.)

                                                                                                GOLDMAN SACHS GROUP          1.00%
                                                                                                HOLDINGS (
                                                                                                                         ---------
                                                                                                                           100.00%

GS Chestnut Ltd             UK Mortgage Business                 United Kingdom       1         GOLDMAN SACHS GROUP        100.00%
                                                                                                HOLDINGS (

GS LEASING INVESTMENTS      Unauthorized unit trust that will    Cayman Islands       3         GOLDMAN SACHS               94.18%
                            act as a limited partner in GS                                      INTERNATIONAL
                            Leasing Limited Partnership. It
                            will invest in the partnership in                                   GSFS (CAYMAN) 2002-A         4.82%
                            return for its share of the leasing                                 LIMITED
                            the leasing income.
                                                                                                GS UNIT TRUST                1.00%
                                                                                                INVESTMENTS LIMI
                                                                                                                         ---------
                                                                                                                           100.00%

GOLDMAN SACHS (MAURITIUS)   Vehicle for investing in India;      Mauritius            1         GS INDIA HOLDINGS L.P.     100.00%
L.L.                        holding company for Goldman Schs
                            (India) Securities Private Limited
                            and Goldman Sachs Services Private
                            Limited. The Company was also the
                            holding company for GS joint
                            venture in Kotak Mahindra Capital
                            Company and Kotak Secur

GS MACRO INVESTMENTS LLC    Vehicle for structured trades.       Delaware             2         GOLDMAN SACHS GROUP,        11.11%
                                                                                                INC. (THE

                                                                                                MTGLQ INVESTORS, L.P.       88.89%
                                                                                                                         ---------
                                                                                                                           100.00%

JADE DRAGON VENTURE INV     Venture capital company for ASSG in  People's             2         GS CHINA VENTURE            60.00%
LIMITE                      the PRC                              Republic of                    I(MAURITIUS)
                                                                 China
                                                                                                GS CHINA VENTURE II         40.00%
                                                                                                (MAURITIUS
                                                                                                                         ---------
                                                                                                                           100.00%

GS STRUCTURED PRODUCTS      Warrant business                     Cayman Islands       1         GOLDMAN SACHS (ASIA)       100.00%
(ASIA) LI                                                                                       FINANCE

FRANKFURTER MOBILIEN, L.C.  was constituted to acquire and own   Isle of Jersey       1         GS FINANCIAL SERVICES      100.00%
                            German share purchases, leases and                                  L.P.
                            loans.

GS Funding Investments      Wholly owned direct subsidiary of    Cayman Islands       1         SHIRE UK LIMITED           100.00%
Limited                     The Goldman Sachs Group, Inc. May
                            enter into certain financing
                            agreements with GS Group and/or its
                            affiliates from time to time and/or
                            may invest in certain Euro
                            government securities in connection
                            with the issuance of ce

GS INDIA VENTURE CAPITAL    Will hold ASSG assets.               Mauritius            1         JADE DRAGON                100.00%
LIMIT                                                                                           (MAURITIUS) LIMITE

WALL STREET ON DEMAND,      WSOD Acquisition Corp. merged into   Delaware             1         GOLDMAN SACHS GROUP,        95.41%
INC.                        Wall Street On Demand, Inc. on                                      INC. (THE
                            4/17/06.

GS BANK ZURICH              Zurich based bank providing          Switzerland          1         GOLDMAN SACHS GROUP,       100.00%
                            financial services to wealthy                                       INC. (THE
                            individual clients, lead-manager of
                            Swiss Franc denominated warrants
                            and providing  clearance for Swiss
                            equity securities;Zurich based bank
                            providing financial services to
                            wealthy individual client

GS&CO ZURICH REPR. OFFICE   Provides sales & mkting for the      [-]                  1         GOLDMAN, SACHS & CO.       100.00%
                            equity mkt

GS KOREAN BRANCH            investment bank                      Asia                 1         GOLDMAN SACHS (ASIA)       100.00%
                                                                                                L.L.C.

GOLDMAN SACHS               Provides IBD,Asset, & PWM services   [-]                  1         GOLDMAN SACHS              100.00%
INTERNATIONAL, DI           out of Dubai                                                        INTERNATIONAL

GOLDMAN SACHS INTL SWEDEN   Stockholm branch is an IBD office    [-]                  1         GOLDMAN SACHS              100.00%
BRAN                                                                                            INTERNATIONAL

                                                                                   NUMBER OF                              PARENT
ENTITY DESCRIPTION          PURPOSE                              DOMICILE           OWNERS      PARENT NAME              OWNERSHIP
--------------------------  -----------------------------------  ----------------  ----------   -----------------------  ---------
GSI, SUCURSAL EN ESPANA     branch of London, does IBD business  United Kingdom       1         GOLDMAN SACHS              100.00%
                            in Spain                                                            INTERNATIONAL

GOLDMAN SACHS INTL          IBD office locacted in Johannesburg  [-]                  1         GOLDMAN SACHS              100.00%
JOHANNESBUR                                                                                     INTERNATIONAL

GS ARGENTINA LLC-BUENOS     rep office that handles investment   Argentina            1         GOLDMAN SACHS              100.00%
AIRES                       banking activities                                                  ARGENTINA L.L.C.

GSISPL- Bangalore Branch    Foreign Merchant Banking             [-]                  1         GS (INDIA) SECURITIES      100.00%
                                                                                                PVT.LTD.

GSI Qatar FC branch         IBD services out of Quatar           [-]                  1         GOLDMAN SACHS              100.00%
                            financial centre                                                    INTERNATIONAL

GOLDMAN SACHS INTL ZURICH   provides sales and mkting services   [-]                  1         GOLDMAN SACHS              100.00%
BRAN                        for equity mkt                                                      INTERNATIONAL

GSI, ZWEIGNIEDERLASSUNG     branch of GSI, only FICC & equity    [-]                  1         GOLDMAN SACHS              100.00%
FRANKF                      sales                                                               INTERNATIONAL

GSI BRANCH ITALY            branch of GS London, investment      [-]                  1         GOLDMAN SACHS              100.00%
                            banking,asset mgmt                                                  INTERNATIONAL

GS Israel LLC-Tel Aviv      Foreign Merchant Banking             Israel               1         GOLDMAN SACHS              100.00%
Branch                                                                                          (ISRAEL) LLC

Dhoni Cayman GP Ltd         hold an investment structure in      Cayman Islands       1         GS ASIAN VENTURE           100.00%
                            emerging Asian mkts                                                 (DELAWARE) LL

BEIJING GAO HUA SEC CL,     trading plus exchange seat leasing   China                1         BEIJING GAO HUA SEC        100.00%
BJTO                        to mutual funds                                                     CL, BJHQ

BEIJING GAO HUA SEC CL,     trading plus exchange seat leasing   China                1         BEIJING GAO HUA SEC        100.00%
SHTO                        to mutual funds                                                     CL, BJHQ

BEIJING GAO HUA SEC CL,     Beijing headquarters, proprietary    China                3         BEIJING GAO WANG            33.33%
BJHQ                        trading w/ china exch                                               VENTURE CCL

                                                                                                BEIJING DE SHANG            33.33%
                                                                                                VENTURE CCL

                                                                                                BEIJING HOU FENG            33.33%
                                                                                                VENTURE CCL
                                                                                                                         ---------
                                                                                                                           100.00%

GS (CHINA) SHANGHAI REP.    liaison offices for GS affiliates    China                1         GOLDMAN SACHS (CHINA)      100.00%
OFFIC                                                                                           L.L.C.

GS (CHINA) BEIJING REP.     liaison offices for GS affiliates    China                1         GOLDMAN SACHS (CHINA)      100.00%
OFFICE                                                                                          L.L.C.

GS (ASIA) LLC THAILAND      develops banking invest activity &   [-]                  1         GOLDMAN SACHS (ASIA)       100.00%
REP. OF                     relationships in Thai                                               L.L.C.

GOLDMAN SACHS (ASIA) LLC    Taiwan brokerage, agency trading     Delaware             1         GOLDMAN SACHS (ASIA)       100.00%
TAIWA                       GSI                                                                 L.L.C.

GS INVESTMENTS (CAYMAN)     equity investments                   Cayman Islands       1         GSEM (DEL) HOLDINGS,       100.00%
LTD.                                                                                            L.P.

Tung Fung Development Co.   HK partnership, transferred to       Hong Kong            2         EUSTON ENTERPRISES LTD      50.00%
                            another ASSG entity
                                                                                                FAIRWAY ENTERPRISES         50.00%
                                                                                                LTD
                                                                                                                         ---------
                                                                                                                           100.00%

These entities are directly or indirectly controlled by or under common control with the Company.

ITEM 27. NUMBER OF CONTRACT OWNERS


     As of February 29, 2008, there were 109 Contract Owners of qualified Contracts and 0 Contract Owners of non-qualified Contracts.


ITEM 28. INDEMNIFICATION

RULE 484 UNDERTAKING - Article VI of the Bylaws of the Company states: The Corporation shall indemnify to the full extent permitted by applicable law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorneys' fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if such person if finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Corporation or other enterprise. The Corporation shall accept such undertaking without reference to the financial ability of such person to make repayment. Notwithstanding the foregoing, no indemnification shall be provided for any person with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that the action was in best interests of the Corporation or other enterprise. No matter disposed of by settlement, compromise, the entry of a consent decree or the entry of any plea in a criminal proceeding, shall of itself be deemed an adjudication of not having acted in good faith in the reasonable belief that the action was in the best interest of the Corporation. The rights provided to any person by this by-law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

ITEM 29. PRINCIPAL UNDERWRITERS


     (a) Epoch Securities, Inc. also acts as a principal underwriter for the following:

          - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Commonwealth Annuity Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO, Commonwealth Annuity Select Separate Account, and Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company


          - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.


     (b) The principal business address of most the following Directors and Officers is:

          85 Broad Street
          New York, NY  10004

          The principal business address of the other following Directors and Officers* is:

          132 Turnpike Road, Suite 210
          Southborough, MA 01772.


NAME                                    POSITION OR OFFICE WITH UNDERWRITER
----                                    -----------------------------------
Julie Abraham                           Assistant Secretary
Elizabeth E. Beshel                     Treasurer
Steven M. Bunson                        Assistant Secretary
Richard Cohn                            Assistant General Counsel and Secretary
Kathleen Jack                           Chief Compliance Officer, Securities Underwriting Activities
Kenneth L. Josselyn                     Assistant Secretary
Robert A. Mass                          Compliance Officer
Albert P. Meo                           Finance and Operations Prinicipal
Beverly O'Toole                         Assistant Secretary
Stephen R. Pierce                       Vice President
Benjamin J. Rader                       Assistant Secretary
Michael A. Reardon*                     President, Chief Executive Officer and Chief Operating Officer
Margot Kibbe Wallin*                    Chief Compliance Officer, Variable Products Distribution


     (c) As indicated in Part B (Statement of Additional Information) in response to Item 20(c), no commissions or other compensation was received by Epoch Securities, Inc., the current principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained for the Company by Security Benefit Life Insurance Company at One Security Benefit Place, Topeka, Kansas.

ITEM 31. MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32. UNDERTAKINGS

     (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) The Registrant hereby undertakes to include as part of the application to purchase a Contract a space that the applicant can check to request a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver a Statement of Additional Information and any financial statements promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) Commonwealth Annuity and Life Insurance Company hereby represents that the aggregate fees and charges deducted under the Contracts are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Registrant, a separate account of Commonwealth Annuity and Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

     1. Appropriate disclosures regarding the redemption withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the redemption withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption withdrawal restrictions imposed by the Program and by
          Section 403(b)(11) to the attention of potential participants.

     4.   A signed statement acknowledging the participant's understanding of
          (i) the restrictions on redemption withdrawal imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

     Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Southborough, and Commonwealth of Massachusetts, on the 7th day of April, 2008.


                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A OF
                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY


                                  By: /s/ Samuel Ramos
                                      ------------------------------------------
                                      Samuel Ramos, Vice President and Secretary


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURES                       TITLE                                              DATE
------------------------------   ------------------------------------------------   -------------

/s/ Michael A. Pirrello          Vice President and Chief Financial Officer         April 7, 2008
------------------------------
Michael A. Pirrello


Allan S. Levine*                 Chairman of the Board
------------------------------


Nicholas Helmuth von Moltke*     Director and Senior Vice President
------------------------------


J. William McMahon*              Director
------------------------------


Timothy J. O'Neill*              Director
------------------------------


Donald R. Mullen*                Director
------------------------------


Michael A. Reardon*              Director, President, and Chief Executive Officer
------------------------------


/s/ Samuel Ramos                 Vice President and Secretary
------------------------------
Samuel Ramos


Manda J. D'Agata*                Vice President and Treasurer
------------------------------


Alan Akihiro Yamamura*           Vice President and Chief Risk Officer
------------------------------

Laura Bryant*                    Vice President and Chief Operating Officer
------------------------------



* Jon-Luc Dupuy, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Powers of Attorney dated April 2, 2008 duly executed by such persons.

/s/ Jon-Luc Dupuy
----------------------------------------------
Jon-Luc Dupuy, Attorney-in-Fact (Advantage IV)

                                  EXHIBIT TABLE


Exhibit 3(c) Form of Selling Agreement by and between Epoch Securities, Inc. ("Epoch"), Commonwealth Annuity and Life Insurance Company and "Broker-Dealer"

Exhibit 8(b)    Directors' Powers of Attorney

Exhibit 9       Opinion of Counsel

Exhibit 10      Consent of Independent Registered Public Accounting Firm

Exhibit 15(e) Participation Agreement dated August 1, 2007 by and between Goldman Sachs Trust, Goldman, Sachs & Co. and Commonwealth Annuity and Life Insurance Company

Exhibit 15(h) Participation Agreement dated September 19, 2007 among Pioneer Variable Contracts Trust, Commonwealth Annuity And Life Insurance Company Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc.